UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
April 30, 2019
Columbia Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Bond Fund (the Fund) seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/31/08	4.98	2.46	3.72
	Including sales charges		0.02	1.47	3.21
Advisor Class*		11/08/12	5.24	2.71	3.96
Class C	Excluding sales charges	03/31/08	4.20	1.70	2.99
	Including sales charges		3.20	1.70	2.99
Institutional Class		01/09/86	5.24	2.71	3.96
Institutional 2 Class*		11/08/12	5.24	2.80	4.02
Institutional 3 Class*		07/15/09	5.41	2.90	4.11
Class R*		11/16/11	4.71	2.20	3.40
Class V*	Excluding sales charges	03/07/11	4.96	2.53	3.80
	Including sales charges		0.00	1.54	3.30
Bloomberg Barclays U.S. Aggregate Bond Index			5.29	2.57	3.72
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2019)
Asset-Backed Securities — Non-Agency	17.2
Commercial Mortgage-Backed Securities - Agency	1.3
Commercial Mortgage-Backed Securities - Non-Agency	9.3
Common Stocks	0.0 (a)
Corporate Bonds & Notes	18.1
Foreign Government Obligations	0.4
Money Market Funds	3.6
Municipal Bonds	0.3
Options Purchased Calls	0.0 (a)
Residential Mortgage-Backed Securities - Agency	28.8
Residential Mortgage-Backed Securities - Non-Agency	20.4
U.S. Treasury Obligations	0.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2019)
AAA rating	47.9
AA rating	6.3
A rating	9.6
BBB rating	16.7
Not rated	19.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 4.98% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.29% for the same period. The Fund’s relative performance was aided by allocation across segments of the bond market and to a lesser degree by overall security selection, while positioning with respect to interest rates detracted slightly.
Risk sentiment driven by shifting Federal Reserve posture
As the period opened, credit sentiment was bolstered by positive economic growth, strong corporate profits and the supportive tax legislation passed at the end of 2017. The outlook was clouded to some degree by the Trump administration’s escalating anti-free trade rhetoric, which led to bouts of market volatility. In addition to keeping a wary eye on trade disputes, fixed-income investors focused on the trajectory of efforts by the U.S. Federal Reserve (the Fed) to “normalize” interest rates. With inflation hovering near its 2% target and the vast majority of companies reporting above-expectation second quarter earnings, the Fed began to foreshadow a more hawkish stance as the period progressed. At its June 13 meeting, the Fed increased the target range for its benchmark overnight lending rate by 25 basis points to between 1.75% and 2.00%. Promising economic data would subsequently lead the markets to anticipate two additional rate hikes before the end of 2018. Indeed, at its September meeting, the Fed implemented another quarter-point hike in the federal funds rate to the 2.00% to 2.25% range while signaling the likelihood of a December increase. Entering the fourth quarter of 2018, stress began to rise in the credit markets and spreads started to widen.
In mid-December, the Fed met expectations and raised its short-term rate target to the 2.25% to 2.50% range, while noting the potential for two additional hikes in 2019. In combination with the ongoing Brexit debacle and signs of slowing global growth, fears that the Fed would overshoot on rates led to a spike in volatility for risk assets. Over the last three months of 2018, the 10-year Treasury yield declined from 3.05% to 2.69% as investors sought a safe haven. Energy-related issues were battered as crude oil prices plunged over the fourth quarter on concerns around a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.
Risk-oriented assets rebounded sharply in January of 2019 as the Fed pivoted to a more dovish tone, announcing an early end to its balance sheet reduction program and indicating it was leaning toward putting rate increases on pause. Weak economic data out of the eurozone and China led to renewed accommodation from the European Central Bank and the People’s Bank of China, to go alone with the Fed’s actions. Modest progress on trade matters, a firming in oil prices and positive corporate earnings reports also helped boost credit sentiment. While the overall pace of gains moderated and there was some interim volatility, credit sensitive assets continued to outperform through the end of April 2019.
Yields finished lower along the length of the U.S. Treasury curve over the 12-month period ended April 30, 2019, with yields on intermediate maturities experiencing the biggest declines. To illustrate, the two-year Treasury yield fell 22 basis points from 2.49% to 2.27%, the five-year declined 51 basis points from 2.79% to 2.28%, the 10-year declined 44 basis points from 2.95% to 2.51%, the 20-year declined 26 basis points from 3.01% to 2.75%, and the 30-year yield declined 18 basis points from 3.11% to 2.93%.
Contributors and detractors
Positive contributions to the Fund’s performance were led by sector allocation, with security selection contributing to a lesser degree. With respect to sector allocation, the Fund’s weighting toward securitized assets driven by a positive view on consumer fundamentals led contributions. Within securitized assets, an off-benchmark allocation to non-agency mortgage-backed securities added most notably to performance, while exposures to commercial mortgage-backed securities and asset-backed securities were beneficial as well. Exposure to foreign government-related or “quasi-sovereign” issuers also benefited performance, highlighted by a position in a Mexican energy company.
In terms of security selection, positive contributions were led by our preference within agency mortgage-backed securities for collateralized mortgage obligations structured to protect against prepayment risk, as prices for these issues benefited from declining interest rates. Selection was also positive within asset-backed securities where a tilt toward receivables backed by unsecured consumer loans aided performance, as well as within commercial mortgage-backed securities. These contributions were partially offset by a focus within investment grade corporates on longer maturity, lower rated issues in the BBB quality range, as the segment was more impacted by late-2018’s rout in credit markets than the rest of the investment-grade sector.
Columbia Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The Fund’s positioning during the period with respect to overall portfolio duration (and corresponding sensitivity to interest rates) had a slight negative impact on performance.
We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives did not materially impact performance.
At period’s end
At the close of the reporting period we had a cautious view on whether economic activity would be sustained at its current level over the next few quarters. In our view, it seemed likely that U.S. growth would ease as the effects of tax cuts and fiscal stimulus roll off. In terms of support from overseas, while we saw signs of some firming in China growth, European economies remained under stress. The Fund was positioned with a modest overweight to duration on our view that upward pressure on interest rates would likely to be restrained against this backdrop.
With respect to corporate credit, the Fund’s positioning was biased toward higher quality given the extended duration of the current recovery and relatively full valuations. We continued to view the consumer as in an earlier stage of the credit cycle relative to corporations, supported by historically low unemployment, wage gains and strength in housing. In this vein, the Fund was emphasizing segments such as non-agency mortgage-backed securities and asset-backed securities, along with commercial mortgage-backed securities.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backedsecurities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,057.70	1,020.73	4.18	4.11	0.82
Advisor Class	1,000.00	1,000.00	1,059.10	1,021.97	2.91	2.86	0.57
Class C	1,000.00	1,000.00	1,053.80	1,017.01	7.99	7.85	1.57
Institutional Class	1,000.00	1,000.00	1,059.00	1,021.97	2.91	2.86	0.57
Institutional 2 Class	1,000.00	1,000.00	1,058.50	1,022.56	2.30	2.26	0.45
Institutional 3 Class	1,000.00	1,000.00	1,059.80	1,022.81	2.04	2.01	0.40
Class R	1,000.00	1,000.00	1,056.40	1,019.49	5.46	5.36	1.07
Class V	1,000.00	1,000.00	1,057.00	1,021.22	3.67	3.61	0.72
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Bond Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 20.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2018-3 Class B
06/13/2022	3.490%	2,500,000	2,505,755
Avant Loans Funding Trust(a)
Series 2018-A Class A
06/15/2021	3.090%	707,395	706,984
Series 2018-B Class A
01/18/2022	3.420%	1,854,125	1,855,923
Series 2019-A Class A
07/15/2022	3.480%	2,446,879	2,451,631
Bain Capital Credit CLO(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	3.992%	2,000,000	1,968,200
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.992%	2,000,000	1,968,704
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	4.183%	1,800,000	1,782,904
CLUB Credit Trust(a)
Series 2017-P2 Class A
01/15/2024	2.610%	935,060	931,732
Series 2018-P3 Class A
01/15/2026	3.820%	1,379,035	1,387,387
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	543,149	544,042
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	2,064,651	2,067,595
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P1 Class A
07/15/2025	3.390%	2,056,074	2,058,145
Series 2018-P2 Class A
10/15/2025	3.470%	2,705,244	2,709,792
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class A
07/25/2024	3.420%	556,502	556,474
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	900,000	906,355
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	4.034%	1,250,000	1,225,960
DT Auto Owner Trust(a)
Subordinated, Series 2018-3A Class C
07/15/2024	3.790%	2,000,000	2,020,871
Subordinated, Series 2018-3A Class D
07/15/2024	4.190%	1,000,000	1,018,771
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	3.992%	3,700,000	3,630,632
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	5.492%	1,150,000	1,158,614
Marlette Funding Trust(a)
Series 2018-1A Class A
03/15/2028	2.610%	1,002,183	1,000,394
Series 2018-1A Class B
03/15/2028	3.190%	2,100,000	2,094,049
Series 2018-2A Class B
07/17/2028	3.610%	4,000,000	4,009,888
Subordinated Series 2017-3A Class B
12/15/2024	3.010%	2,000,000	1,997,663
Subordinated, Series 2017-2A Class B
07/15/2024	3.190%	1,391,336	1,391,607
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	3.992%	1,820,000	1,786,761
Octagon Investment Partners XV Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 07/19/2030	3.802%	2,500,000	2,495,658
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	4.042%	4,000,000	3,927,808
Ocwen Master Advance Receivables Trust(a),(c)
Series 2018-T1 Class AT1
08/15/2049	3.301%	900,000	900,108
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	2,140,000	2,152,494
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	3.742%	2,500,000	2,496,415
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	984,143	984,437
Series 2018-1A Class B
06/17/2024	3.900%	1,900,000	1,907,190
Series 2019-1A Class A
04/15/2025	3.540%	887,022	888,735
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	3.687%	4,500,000	4,459,414
SoFi Consumer Loan Program LLC(a)
Series 2016-5 Class A
09/25/2028	3.060%	1,312,921	1,315,562
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A1
02/25/2027	2.550%	577,140	575,445
Series 2018-2 Class A1
04/26/2027	2.930%	1,131,667	1,131,563
Series 2018-3 Class B
08/25/2027	4.020%	1,800,000	1,838,141
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.250% Floor 1.250% 01/15/2030	3.847%	3,000,000	2,929,593
USAA Auto Owner Trust
Series 2017-1 Class A3
05/17/2021	1.700%	412,016	410,427
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	4.047%	1,500,000	1,501,568
Total Asset-Backed Securities — Non-Agency (Cost $75,843,773)			75,651,391

Commercial Mortgage-Backed Securities - Agency 1.6%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,000,000	1,026,459
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(d)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	4,750,000	4,768,658
Total Commercial Mortgage-Backed Securities - Agency (Cost $5,826,107)			5,795,117

Commercial Mortgage-Backed Securities - Non-Agency 10.8%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,521,943	2,588,119
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,869,683	2,924,301
Series 2015-SFR2 Class A
10/17/2045	3.732%	1,663,099	1,702,069
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class D
1-month USD LIBOR + 2.000% Floor 2.000% 10/15/2037	4.473%	2,000,000	1,998,765
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	3.723%	3,000,000	2,998,083
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	3.973%	1,600,000	1,600,046
Hilton USA Trust(a),(d)
Subordinated Series 2016-HHV Class C
11/05/2038	4.333%	1,700,000	1,736,362
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,000,000	4,095,716
Invitation Homes Trust(a),(b)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.800% 06/17/2037	3.373%	2,673,761	2,668,457
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	3.574%	1,986,324	1,998,060
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	1,305,000	1,369,483
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
05/15/2045	3.507%	1,123,562	1,146,055

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	2,608,000	2,758,723
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	717,695	710,683
Series 2018-SF3 Class A
10/17/2035	3.880%	1,020,000	1,045,448
Series 2018-SFR1 Class A
03/17/2035	3.255%	1,685,000	1,691,257
Series 2018-SFR2 Class A
08/17/2035	3.712%	1,350,000	1,379,539
Series 2019-SFR1 Class E
08/17/2035	4.466%	1,100,000	1,111,719
RETL (a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	4.584%	1,400,000	1,405,245
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% Floor 0.850% 02/15/2032	3.323%	2,000,000	1,998,232
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	3.723%	900,000	899,998
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.200% Floor 1.200% 12/15/2034	3.673%	800,000	799,647
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $40,412,061)			40,626,007

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Staples 0.0%
Beverages 0.0%
Crimson Wine Group Ltd.(e)	3	22
Total Consumer Staples		22
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.0%
Diversified Financial Services 0.0%
Jefferies Financial Group, Inc.	39	802
Total Financials		802
Total Common Stocks (Cost $—)		824

Corporate Bonds & Notes 21.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
Northrop Grumman Corp.
01/15/2025	2.930%	1,090,000	1,078,716
01/15/2028	3.250%	1,015,000	997,658
Total			2,076,374
Automotive 0.3%
Ford Motor Co.
01/15/2043	4.750%	175,000	148,659
Ford Motor Credit Co. LLC
11/02/2020	2.343%	860,000	847,099
Total			995,758
Banking 2.9%
Bank of America Corp.(f)
01/20/2028	3.824%	2,690,000	2,737,492
Capital One Financial Corp.
05/12/2020	2.500%	1,150,000	1,146,198
JPMorgan Chase & Co.(f)
02/01/2028	3.782%	3,265,000	3,320,077
Morgan Stanley(f)
01/23/2030	4.431%	625,000	661,566
Wells Fargo & Co.
01/30/2020	2.150%	855,000	851,565
10/23/2026	3.000%	2,320,000	2,257,499
Total			10,974,397
Cable and Satellite 0.3%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	500,000	500,525
Comcast Corp.
08/15/2047	4.000%	720,000	704,070
Total			1,204,595
Chemicals 0.1%
LYB International Finance BV
07/15/2043	5.250%	270,000	281,169

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 2.5%
CMS Energy Corp.
03/01/2024	3.875%	660,000	676,675
11/15/2025	3.600%	50,000	50,476
02/15/2027	2.950%	15,000	14,353
DTE Energy Co.
10/01/2026	2.850%	2,915,000	2,787,853
Duke Energy Corp.
08/15/2027	3.150%	585,000	576,427
Duke Energy Progress LLC
08/15/2045	4.200%	68,000	70,914
09/15/2047	3.600%	260,000	246,555
Emera U.S. Finance LP
06/15/2046	4.750%	1,720,000	1,758,824
Indiana Michigan Power Co.
07/01/2047	3.750%	206,000	194,557
Southern Co. (The)
07/01/2026	3.250%	612,000	603,532
07/01/2036	4.250%	350,000	348,097
07/01/2046	4.400%	1,184,000	1,190,777
WEC Energy Group, Inc.
06/15/2025	3.550%	150,000	153,266
Xcel Energy, Inc.
06/01/2025	3.300%	665,000	669,631
Total			9,341,937
Finance Companies 1.3%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	2,885,000	2,854,165
11/15/2035	4.418%	2,095,000	1,954,273
Total			4,808,438
Food and Beverage 2.3%
Anheuser-Busch InBev Worldwide, Inc.(a)
02/01/2046	4.900%	2,212,000	2,240,285
Anheuser-Busch InBev Worldwide, Inc.
01/23/2059	5.800%	370,000	421,083
Bacardi Ltd.(a)
05/15/2048	5.300%	2,050,000	1,982,444
Conagra Brands, Inc.
11/01/2048	5.400%	680,000	707,905
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	2,708,000	2,401,555
Molson Coors Brewing Co.
07/15/2046	4.200%	477,000	427,571
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	3.091%	460,000	459,613
Total			8,640,456
Health Care 2.0%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	3.638%	963,000	969,101
Becton Dickinson and Co.
06/06/2027	3.700%	1,430,000	1,423,824
05/15/2044	4.875%	575,000	575,426
Cardinal Health, Inc.
09/15/2045	4.900%	200,000	189,004
06/15/2047	4.368%	1,045,000	915,720
CVS Health Corp.
03/25/2048	5.050%	1,945,000	1,921,625
Halfmoon Parent, Inc.(a)
12/15/2048	4.900%	1,305,000	1,317,134
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	245,000	234,061
Total			7,545,895
Healthcare Insurance 0.1%
UnitedHealth Group, Inc.
10/15/2047	3.750%	590,000	561,371
Independent Energy 0.3%
Canadian Natural Resources Ltd.
06/30/2033	6.450%	110,000	132,085
Hess Corp.
02/15/2041	5.600%	180,000	188,658
Noble Energy, Inc.
04/01/2027	8.000%	809,000	961,770
Total			1,282,513
Life Insurance 0.7%
Brighthouse Financial, Inc.
06/22/2047	4.700%	5,000	4,095
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	300,000	299,531
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	110,000	123,394
05/15/2047	4.270%	745,000	768,719

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya Financial, Inc.
06/15/2026	3.650%	650,000	647,742
06/15/2046	4.800%	784,000	815,006
Total			2,658,487
Media and Entertainment 0.0%
Discovery Communications LLC
09/20/2047	5.200%	132,000	131,134
Midstream 1.4%
Kinder Morgan, Inc.
02/15/2046	5.050%	1,535,000	1,574,806
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	1,695,000	1,596,254
Southern Natural Gas Co. LLC
03/01/2032	8.000%	195,000	261,193
Western Gas Partners LP
08/15/2048	5.500%	280,000	292,996
Williams Companies, Inc. (The)
09/15/2045	5.100%	1,470,000	1,506,723
Total			5,231,972
Natural Gas 0.7%
NiSource, Inc.
02/15/2023	3.850%	685,000	699,027
02/15/2043	5.250%	55,000	61,189
02/15/2044	4.800%	50,000	52,839
05/15/2047	4.375%	991,000	1,012,606
Sempra Energy
11/15/2025	3.750%	565,000	567,319
06/15/2027	3.250%	92,000	88,797
Total			2,481,777
Other Industry 0.2%
Massachusetts Institute of Technology
07/01/2116	3.885%	300,000	285,725
President and Fellows of Harvard College
10/01/2037	3.619%	315,000	318,955
Total			604,680
Pharmaceuticals 1.7%
AbbVie, Inc.
05/14/2025	3.600%	185,000	185,858
11/14/2048	4.875%	950,000	938,600
Allergan Funding SCS
06/15/2044	4.850%	655,000	644,799
Amgen, Inc.
05/22/2019	2.200%	2,911,000	2,909,992
05/01/2045	4.400%	325,000	319,773
06/15/2048	4.563%	277,000	277,720
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Celgene Corp.
02/20/2048	4.550%	160,000	162,989
Gilead Sciences, Inc.
09/20/2019	1.850%	445,000	443,522
Johnson & Johnson
12/05/2033	4.375%	427,000	475,226
Total			6,358,479
Railroads 0.5%
Canadian National Railway Co.
02/03/2020	2.400%	955,000	952,290
CSX Corp.
05/30/2042	4.750%	168,000	181,062
11/01/2066	4.250%	638,000	590,757
Total			1,724,109
Retailers 0.1%
Lowe’s Companies, Inc.
04/05/2049	4.550%	356,000	361,537
Supermarkets 0.4%
Kroger Co. (The)
04/15/2042	5.000%	172,000	169,493
02/01/2047	4.450%	200,000	183,824
01/15/2048	4.650%	1,358,000	1,286,167
Total			1,639,484
Technology 0.7%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	1,330,000	1,269,430
Cisco Systems, Inc.(b)
3-month USD LIBOR + 0.340% 09/20/2019	2.973%	1,430,000	1,431,848
Total			2,701,278
Tobacco 0.3%
BAT Capital Corp.
08/14/2020	2.297%	1,150,000	1,140,877
Transportation Services 0.6%
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	480,000	468,466
11/01/2046	4.200%	330,000	315,285
FedEx Corp.
04/01/2046	4.550%	1,550,000	1,494,157
Total			2,277,908
Wireless 0.1%
America Movil SAB de CV
03/30/2020	5.000%	440,000	448,642

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.1%
AT&T, Inc.
03/01/2029	4.350%	1,929,000	1,994,007
03/01/2037	5.250%	940,000	1,008,668
Verizon Communications, Inc.
08/10/2033	4.500%	1,000,000	1,072,755
Total			4,075,430
Total Corporate Bonds & Notes (Cost $79,142,622)			79,548,697

Foreign Government Obligations(g) 0.5%

Mexico 0.4%
Mexico Government International Bond
03/08/2044	4.750%	250,000	246,388
Petroleos Mexicanos
09/21/2023	4.625%	639,000	635,337
06/15/2035	6.625%	435,000	420,415
Total			1,302,140
Peru 0.1%
Peruvian Government International Bond
03/14/2037	6.550%	385,000	515,490
Total Foreign Government Obligations (Cost $1,847,721)			1,817,630

Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.0%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2015B
01/01/2033	7.375%	100,000	110,031
Water & Sewer 0.3%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	865,000	1,143,591
Total Municipal Bonds (Cost $964,373)			1,253,622

Residential Mortgage-Backed Securities - Agency 33.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
03/01/2021- 05/01/2041	5.000%	355,412	378,579
09/01/2025- 10/01/2029	7.500%	21,414	23,545
11/01/2025- 12/01/2035	7.000%	213,790	247,952
06/01/2026	8.000%	250	272
06/01/2043	4.000%	3,698,598	3,854,112
01/01/2046- 08/01/2046	3.500%	3,494,979	3,554,703
Federal Home Loan Mortgage Corp.(h)
05/13/2049	4.000%	7,500,000	7,702,132
Federal National Mortgage Association
08/01/2029- 09/01/2045	3.000%	8,733,206	8,730,899
10/01/2029	7.500%	9,269	10,788
12/01/2029- 02/01/2030	8.000%	62,467	69,939
07/01/2038	6.000%	1,320,575	1,477,643
01/01/2040	5.500%	1,949,528	2,099,145
09/01/2040	5.000%	1,442,483	1,551,535
05/01/2043- 11/01/2046	3.500%	16,803,996	17,050,545
11/01/2045- 02/01/2048	4.000%	4,737,191	4,901,349
Federal National Mortgage Association(h)
05/16/2034	2.500%	4,100,000	4,056,914
05/16/2034- 06/13/2049	3.000%	7,478,000	7,426,893
05/16/2034	3.500%	4,000,000	4,084,545
05/13/2049	4.000%	13,500,000	13,853,848
05/13/2049	4.500%	4,800,000	4,994,531
05/13/2049	5.000%	7,000,000	7,377,754
Federal National Mortgage Association(i)
08/01/2040	4.500%	3,514,611	3,724,761
Federal National Mortgage Association(b),(j)
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	3.523%	1,553,237	305,336
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	3.523%	4,206,735	776,744
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	3.673%	1,741,395	362,509
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	3.623%	1,891,862	341,269

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	3.723%	2,361,458	474,897
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	3.673%	3,020,915	592,933
Government National Mortgage Association(b)
07/20/2021- 07/20/2022	3.750%	10,634	10,682
04/20/2022- 04/20/2028	3.625%	26,512	26,804
Government National Mortgage Association
11/15/2022- 08/15/2029	7.000%	64,813	68,673
05/15/2023- 12/15/2031	6.500%	65,483	71,362
06/15/2025- 01/15/2030	8.000%	108,971	120,337
04/15/2026- 03/15/2030	7.500%	88,631	89,951
03/20/2028	6.000%	27,864	30,686
06/15/2030	9.000%	13,168	13,803
Government National Mortgage Association(h)
05/21/2049	3.500%	11,740,000	11,933,527
05/21/2049	4.500%	4,000,000	4,147,422
Government National Mortgage Association(b),(j)
CMO Series 2017-112 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	3.719%	1,901,665	322,690
CMO Series 2017-112 Class SJ
-1.0 x 1-month USD LIBOR + 5.660% Cap 5.660% 07/20/2047	3.179%	8,530,404	1,285,370
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	3.719%	1,844,578	356,299
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	3.719%	2,735,564	538,921
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	3.719%	1,622,513	284,045
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	3.669%	1,856,639	298,355
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	3.719%	2,189,548	389,778
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	3.719%	2,160,217	427,015
CMO Series 2018-121 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	3.719%	1,619,391	290,859
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	3.769%	2,446,085	431,784
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	3.719%	2,123,871	367,114
CMO Series 2018-134 Class SK
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	3.719%	1,815,086	262,494
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	3.719%	4,702,759	827,624
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.669%	4,090,023	734,301
CMO Series 2018-155 Class SL
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.669%	2,478,621	362,867
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	3.719%	2,114,606	401,096
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	3.719%	2,842,623	444,375
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	3.519%	3,256,016	626,787

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-4 Class SJ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	3.569%	4,265,647	720,824
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	3.669%	2,547,869	461,146
Total Residential Mortgage-Backed Securities - Agency (Cost $125,648,046)			126,373,063

Residential Mortgage-Backed Securities - Non-Agency 23.9%

Ajax Mortgage Loan Trust(a)
Series 2017-B Class A
09/25/2056	3.163%	1,662,589	1,643,446
American Mortgage Trust(c),(d),(k)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	1,857	1,126
Angel Oak Mortgage Trust I LLC(a),(d)
CMO Series 2018-1 Class A1
04/27/2048	3.258%	2,432,773	2,437,633
CMO Series 2019-1 Class A1
11/25/2048	3.920%	2,526,337	2,553,392
Angel Oak Mortgage Trust I LLC(a),(c),(d)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	960,000	985,152
Angel Oak Mortgage Trust LLC(a),(d)
CMO Series 2017-3 Class A2
11/25/2047	2.883%	2,052,384	2,045,468
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	494,062	504,795
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	1,906,906	1,932,628
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	1,026,509	1,030,079
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-SPL3 Class A
11/28/2053	4.000%	3,065,512	3,120,696
Bayview Opportunity Master Fund Trust IVb(a)
CMO Series 2019-RN1 Class A1
02/28/2034	4.090%	1,329,953	1,340,496
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	3.427%	2,429,619	2,428,676
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.784%	2,995,000	2,996,782
CIM Trust(a),(d)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	1,761,711	1,769,630
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.562%	2,042,321	2,029,346
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2015-A Class A4
06/25/2058	4.250%	251,012	257,258
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	861,833	848,975
COLT 2019-1 Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	956,883	963,399
COLT Mortgage Loan Trust(a),(d)
CMO Series 2017-1 Class A1
05/27/2047	2.614%	571,888	560,637
CMO Series 2017-2 Class A3A
10/25/2047	2.773%	554,506	552,676
COLT Mortgage Loan Trust(a)
CMO Series 2018-1 Class A1
02/25/2048	2.930%	1,388,011	1,384,768
CMO Series 2018-3 Class A1
10/26/2048	3.692%	817,802	826,509
Deephaven Residential Mortgage Trust(a)
CMO Series 2018-1A Class A3
12/25/2057	3.202%	2,016,777	2,006,579
Deephaven Residential Mortgage Trust(a),(d)
CMO Series 2019-1A Class A3
01/25/2059	3.948%	1,448,130	1,455,740
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	3.734%	2,500,000	2,501,714
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	3,729,034	3,654,349
Homeward Opportunities Fund I Trust(a),(d)
CMO Series 2019-1 Class A1
01/25/2059	3.454%	1,682,792	1,689,256
Legacy Mortgage Asset Trust(a)
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	1,065,524	1,065,413

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MFA Trust(a),(d)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	583,664	575,018
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	573,043	565,664
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class A
07/25/2054	3.790%	1,610,847	1,623,926
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	724,881	727,913
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	1,539,974	1,541,692
New Residential Mortgage Loan Trust(a)
CMO Series 2018-RPL1 Class A1
12/25/2057	3.500%	903,328	907,263
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	1,877,737	1,887,534
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class A
01/25/2023	3.193%	716,553	713,735
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	4.027%	2,000,000	1,986,546
Preston Ridge Partners Mortgage LLC(a),(d)
CMO Series 2018-1A Class A1
04/25/2023	3.750%	1,655,982	1,655,902
CMO Series 2019-1A Class A1
01/25/2024	4.500%	1,457,489	1,463,746
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2018-2A Class A1
08/25/2023	4.000%	886,059	885,883
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% Floor 1.250% 02/25/2029	3.727%	4,000,000	3,997,482
RCO V Mortgage LLC(a),(d)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	1,788,851	1,785,992
Residential Mortgage Loan Trust(a),(d)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	1,023,177	1,028,749
Starwood Mortgage Residential Trust(a),(d)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	1,960,530	1,984,577
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-IMC1 Class A2
04/25/2049	3.651%	789,941	792,970
Towd Point Mortgage Trust(a)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	947,216	942,641
Vendee Mortgage Trust(d),(j)
CMO Series 1998-1 Class 2IO
03/15/2028	0.226%	1,276,904	7,000
CMO Series 1998-3 Class IO
03/15/2029	0.053%	1,650,470	1,524
Vericrest Opportunity Loan Transferee LXX LLC(a),(d)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	1,481,509	1,485,205
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	1,001,395	1,004,341
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	6,265,094	6,308,020
Vericrest Opportunity Loan Transferee LXXIII LLC(a),(d)
CMO Series 2018-NPL9 Class A1A
10/25/2048	4.458%	920,054	926,573
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	936,283	941,234
Verus Securitization Trust(a),(d)
CMO Series 2017-2A Class A1
07/25/2047	2.485%	335,089	332,241
CMO Series 2018-2 Class A3
06/01/2058	3.830%	2,292,517	2,315,206
CMO Series 2018-INV1 Class A1
03/25/2058	3.633%	2,113,244	2,139,201
Verus Securitization Trust(a)
CMO Series 2018-1 Class A1
02/25/2048	2.929%	2,357,790	2,349,693
CMO Series 2018-1 Class A2
02/25/2048	3.031%	2,193,293	2,185,735
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $89,513,040)			89,649,824

U.S. Treasury Obligations 0.7%

U.S. Treasury
08/15/2048	3.000%	530,000	536,326
U.S. Treasury(l)
STRIPS
02/15/2040	0.000%	3,461,000	1,932,212
Total U.S. Treasury Obligations (Cost $1,827,824)			2,468,538

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Options Purchased Calls 0.0%
Value ($)
(Cost $52,500)	71,343

Money Market Funds 4.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(m),(n)	15,901,930	15,900,340
Total Money Market Funds (Cost $15,900,340)		15,900,340
Total Investments in Securities (Cost: $436,978,407)		439,156,396
Other Assets & Liabilities, Net		(63,453,299)
Net Assets		375,703,097
At April 30, 2019, securities and/or cash totaling $1,461,831 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	377	06/2019	USD	46,624,297	493,017	—
U.S. Treasury 2-Year Note	263	06/2019	USD	56,021,055	26,289	—
U.S. Treasury 5-Year Note	378	06/2019	USD	43,712,156	362,459	—
U.S. Ultra Treasury Bond	90	06/2019	USD	14,785,313	143,999	—
Total					1,025,764	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(113)	06/2019	EUR	(18,680,030)	—	(293,680)
U.S. Long Bond	(93)	06/2019	USD	(13,714,594)	—	(150,673)
Total					—	(444,353)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	10,000,000	10,000,000	2.50	06/19/2019	52,500	71,343

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(30,000,000)	(30,000,000)	2.25	7/24/2019	(68,250)	(79,077)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
April 30, 2019
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $206,841,787, which represents 55.05% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2019.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2019.
(e)	Non-income producing investment.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2019.
(g)	Principal and interest may not be guaranteed by the government.
(h)	Represents a security purchased on a when-issued basis.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(k)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2019, the total value of these securities amounted to $1,126, which represents less than 0.01% of total net assets.
(l)	Zero coupon bond.
(m)	The rate shown is the seven-day current annualized yield at April 30, 2019.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	10,597,693	178,505,218	(173,200,981)	15,901,930	518	—	284,317	15,900,340
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	74,751,283	900,108	—	75,651,391
Commercial Mortgage-Backed Securities - Agency	—	5,795,117	—	—	5,795,117
Commercial Mortgage-Backed Securities - Non-Agency	—	40,626,007	—	—	40,626,007
Common Stocks
Consumer Staples	—	22	—	—	22
Financials	802	—	—	—	802
Total Common Stocks	802	22	—	—	824
Corporate Bonds & Notes	—	79,548,697	—	—	79,548,697
Foreign Government Obligations	—	1,817,630	—	—	1,817,630
Municipal Bonds	—	1,253,622	—	—	1,253,622
Residential Mortgage-Backed Securities - Agency	—	126,373,063	—	—	126,373,063
Residential Mortgage-Backed Securities - Non-Agency	—	88,663,546	986,278	—	89,649,824
U.S. Treasury Obligations	536,326	1,932,212	—	—	2,468,538
Options Purchased Calls	—	71,343	—	—	71,343
Money Market Funds	—	—	—	15,900,340	15,900,340
Total Investments in Securities	537,128	420,832,542	1,886,386	15,900,340	439,156,396
Investments in Derivatives
Asset
Futures Contracts	1,025,764	—	—	—	1,025,764
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Liability
Futures Contracts	(444,353)	—	—	—	(444,353)
Options Contracts Written	—	(79,077)	—	—	(79,077)
Total	1,118,539	420,753,465	1,886,386	15,900,340	439,658,730
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	28	28	—
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2019 ($)
Asset-Backed Securities — Non-Agency	1,799,100	—	—	108	900,000	—	—	(1,799,100)	900,108
Residential Mortgage-Backed Securities — Non-Agency	4,792,672	330	—	25,237	959,990	(1,029)	—	(4,790,922)	986,278
Total	6,591,772	330	—	25,345	1,859,990	(1,029)	—	(6,590,022)	1,886,386
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2019 was $25,345, which is comprised of Asset-Backed Securities — Non-Agency of $108 and Residential Mortgage-Backed Securities — Non-Agency of $25,237.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $421,025,567)	$423,184,713
Affiliated issuers (cost $15,900,340)	15,900,340
Options purchased (cost $52,500)	71,343
Receivable for:
Investments sold	1,101,567
Investments sold on a delayed delivery basis	2,968,664
Capital shares sold	1,243,123
Dividends	21,595
Interest	1,696,341
Foreign tax reclaims	14,774
Variation margin for futures contracts	260,566
Expense reimbursement due from Investment Manager	1,748
Prepaid expenses	504
Trustees’ deferred compensation plan	197,187
Total assets	446,662,465
Liabilities
Option contracts written, at value (premiums received $68,250)	79,077
Due to custodian	702
Payable for:
Investments purchased	297,465
Investments purchased on a delayed delivery basis	68,645,292
Capital shares purchased	526,278
Distributions to shareholders	1,010,076
Variation margin for futures contracts	47,322
Management services fees	5,129
Distribution and/or service fees	493
Transfer agent fees	15,132
Compensation of board members	62,262
Compensation of chief compliance officer	13
Other expenses	72,940
Trustees’ deferred compensation plan	197,187
Total liabilities	70,959,368
Net assets applicable to outstanding capital stock	$375,703,097
Represented by
Paid in capital	375,819,919
Total distributable earnings (loss) (Note 2)	(116,822)
Total - representing net assets applicable to outstanding capital stock	$375,703,097
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	21

Statement of Assets and Liabilities  (continued)
April 30, 2019
Class A
Net assets	$49,695,590
Shares outstanding	5,874,729
Net asset value per share	$8.46
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.88
Advisor Class
Net assets	$738,083
Shares outstanding	87,338
Net asset value per share	$8.45
Class C
Net assets	$4,057,676
Shares outstanding	480,288
Net asset value per share	$8.45
Institutional Class
Net assets	$51,185,313
Shares outstanding	6,051,480
Net asset value per share	$8.46
Institutional 2 Class
Net assets	$3,687,288
Shares outstanding	437,204
Net asset value per share	$8.43
Institutional 3 Class
Net assets	$257,417,440
Shares outstanding	30,373,207
Net asset value per share	$8.48
Class R
Net assets	$679,812
Shares outstanding	80,377
Net asset value per share	$8.46
Class V
Net assets	$8,241,895
Shares outstanding	976,044
Net asset value per share	$8.44
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$8.86
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Bond Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$18
Dividends — affiliated issuers	284,317
Interest	13,392,936
Total income	13,677,271
Expenses:
Management services fees	1,921,248
Distribution and/or service fees
Class A	123,756
Class C	47,243
Class R	3,080
Class T	14
Class V	12,734
Transfer agent fees
Class A	89,435
Advisor Class	1,166
Class C	8,533
Institutional Class	94,613
Institutional 2 Class	1,282
Institutional 3 Class	19,195
Class R	1,113
Class T	10
Class V	15,335
Compensation of board members	20,902
Custodian fees	41,329
Printing and postage fees	26,676
Registration fees	123,974
Audit fees	49,050
Legal fees	8,548
Compensation of chief compliance officer	149
Other	20,907
Total expenses	2,630,292
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(637,917)
Expense reduction	(1,262)
Total net expenses	1,991,113
Net investment income	11,686,158
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,814,833)
Investments — affiliated issuers	518
Foreign currency translations	1,010
Futures contracts	326,010
Options contracts written	(43,875)
Net realized loss	(1,531,170)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,454,793
Futures contracts	538,616
Options purchased	18,843
Options contracts written	(10,827)
Net change in unrealized appreciation (depreciation)	9,001,425
Net realized and unrealized gain	7,470,255
Net increase in net assets resulting from operations	$19,156,413
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	23

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$11,686,158	$9,362,414
Net realized gain (loss)	(1,531,170)	1,941,651
Net change in unrealized appreciation (depreciation)	9,001,425	(10,733,316)
Net increase in net assets resulting from operations	19,156,413	570,749
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,340,588)
Advisor Class	(19,447)
Class C	(91,062)
Institutional Class	(1,545,968)
Institutional 2 Class	(62,439)
Institutional 3 Class	(8,285,299)
Class R	(15,353)
Class T	(149)
Class V	(238,350)
Net investment income
Class A		(942,650)
Advisor Class		(10,833)
Class B		(57)
Class C		(76,260)
Institutional Class		(2,541,221)
Institutional 2 Class		(16,537)
Institutional 3 Class		(5,347,730)
Class R		(10,836)
Class T		(173)
Class V		(183,614)
Net realized gains
Class A		(75,008)
Advisor Class		(853)
Class C		(10,560)
Institutional Class		(90,275)
Institutional 2 Class		(1,071)
Institutional 3 Class		(433,349)
Class R		(989)
Class T		(14)
Class V		(13,938)
Total distributions to shareholders (Note 2)	(11,598,655)	(9,755,968)
Decrease in net assets from capital stock activity	(40,986,785)	(54,398,897)
Total decrease in net assets	(33,429,027)	(63,584,116)
Net assets at beginning of year	409,132,124	472,716,240
Net assets at end of year	$375,703,097	$409,132,124
Excess of distributions over net investment income	$(222,397)	$(331,222)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Bond Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,032,115	8,545,104	1,350,192	11,470,191
Distributions reinvested	119,481	990,693	85,634	725,098
Redemptions	(1,415,970)	(11,685,508)	(1,441,277)	(12,209,797)
Net decrease	(264,374)	(2,149,711)	(5,451)	(14,508)
Advisor Class
Subscriptions	37,216	308,849	27,203	231,020
Distributions reinvested	2,314	19,166	1,354	11,459
Redemptions	(12,265)	(101,649)	(29,409)	(248,447)
Net increase (decrease)	27,265	226,366	(852)	(5,968)
Class B
Subscriptions	—	—	4	23
Distributions reinvested	—	—	2	21
Redemptions	—	—	(15,629)	(134,084)
Net decrease	—	—	(15,623)	(134,040)
Class C
Subscriptions	259,041	2,138,136	86,917	738,369
Distributions reinvested	9,638	79,782	9,354	79,126
Redemptions	(513,962)	(4,252,640)	(489,094)	(4,148,309)
Net decrease	(245,283)	(2,034,722)	(392,823)	(3,330,814)
Institutional Class
Subscriptions	567,628	4,698,580	911,392	7,780,317
Distributions reinvested	156,931	1,300,959	139,701	1,184,004
Redemptions	(1,502,294)	(12,396,994)	(37,800,189)	(323,756,482)
Net decrease	(777,735)	(6,397,455)	(36,749,096)	(314,792,161)
Institutional 2 Class
Subscriptions	359,306	2,964,758	29,375	246,181
Distributions reinvested	7,485	62,142	2,060	17,385
Redemptions	(34,201)	(281,160)	(13,880)	(117,045)
Net increase	332,590	2,745,740	17,555	146,521
Institutional 3 Class
Subscriptions	1,375,268	11,439,833	34,266,000	294,261,409
Distributions reinvested	7,072	58,748	3,709	31,371
Redemptions	(5,339,004)	(44,116,064)	(3,447,893)	(29,201,714)
Net increase (decrease)	(3,956,664)	(32,617,483)	30,821,816	265,091,066
Class R
Subscriptions	16,960	140,236	8,977	76,045
Distributions reinvested	1,851	15,353	1,380	11,705
Redemptions	(4,836)	(40,041)	(52,854)	(448,562)
Net increase (decrease)	13,975	115,548	(42,497)	(360,812)
Class T
Redemptions	(1,138)	(9,355)	(1)	(10)
Net decrease	(1,138)	(9,355)	(1)	(10)
Class V
Subscriptions	3,637	29,963	15,486	131,303
Distributions reinvested	21,018	173,913	16,881	142,768
Redemptions	(129,292)	(1,069,589)	(150,794)	(1,272,242)
Net decrease	(104,637)	(865,713)	(118,427)	(998,171)
Total net decrease	(4,976,001)	(40,986,785)	(6,485,399)	(54,398,897)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$8.28	0.23	0.17	0.40	(0.22)	—	(0.22)
Year Ended 4/30/2018	$8.47	0.16	(0.19)	(0.03)	(0.15)	(0.01)	(0.16)
Year Ended 4/30/2017	$8.72	0.16	(0.05)	0.11	(0.15)	(0.21)	(0.36)
Year Ended 4/30/2016	$8.91	0.16	0.07	0.23	(0.21)	(0.21)	(0.42)
Year Ended 4/30/2015	$8.86	0.17	0.15	0.32	(0.16)	(0.11)	(0.27)
Advisor Class
Year Ended 4/30/2019	$8.27	0.25	0.18	0.43	(0.25)	—	(0.25)
Year Ended 4/30/2018	$8.46	0.18	(0.18)	0.00 (e)	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.72	0.18	(0.06)	0.12	(0.17)	(0.21)	(0.38)
Year Ended 4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)	(0.44)
Year Ended 4/30/2015	$8.85	0.19	0.16	0.35	(0.18)	(0.11)	(0.29)
Class C
Year Ended 4/30/2019	$8.27	0.16	0.18	0.34	(0.16)	—	(0.16)
Year Ended 4/30/2018	$8.46	0.09	(0.18)	(0.09)	(0.09)	(0.01)	(0.10)
Year Ended 4/30/2017	$8.71	0.10	(0.05)	0.05	(0.09)	(0.21)	(0.30)
Year Ended 4/30/2016	$8.90	0.09	0.07	0.16	(0.14)	(0.21)	(0.35)
Year Ended 4/30/2015	$8.85	0.10	0.16	0.26	(0.10)	(0.11)	(0.21)
Institutional Class
Year Ended 4/30/2019	$8.28	0.25	0.18	0.43	(0.25)	—	(0.25)
Year Ended 4/30/2018	$8.47	0.15	(0.15)	0.00 (e)	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.72	0.18	(0.05)	0.13	(0.17)	(0.21)	(0.38)
Year Ended 4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)	(0.44)
Year Ended 4/30/2015	$8.86	0.19	0.15	0.34	(0.18)	(0.11)	(0.29)
Institutional 2 Class
Year Ended 4/30/2019	$8.26	0.26	0.16	0.42	(0.25)	—	(0.25)
Year Ended 4/30/2018	$8.44	0.19	(0.18)	0.01	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.70	0.17	(0.04)	0.13	(0.18)	(0.21)	(0.39)
Year Ended 4/30/2016	$8.89	0.19	0.07	0.26	(0.24)	(0.21)	(0.45)
Year Ended 4/30/2015	$8.84	0.20	0.15	0.35	(0.19)	(0.11)	(0.30)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$8.46	4.98%	1.01%	0.83% (c)	2.73%	236%	$49,696
Year Ended 4/30/2018	$8.28	(0.33%)	1.00%	0.86% (c)	1.84%	257%	$50,845
Year Ended 4/30/2017	$8.47	1.34%	0.98% (d)	0.82% (c),(d)	1.86%	375%	$52,029
Year Ended 4/30/2016	$8.72	2.74%	1.02%	0.86% (c)	1.83%	428%	$55,058
Year Ended 4/30/2015	$8.91	3.63%	1.01%	0.90% (c)	1.85%	350%	$52,256
Advisor Class
Year Ended 4/30/2019	$8.45	5.24%	0.76%	0.58% (c)	3.03%	236%	$738
Year Ended 4/30/2018	$8.27	(0.08%)	0.75%	0.61% (c)	2.09%	257%	$497
Year Ended 4/30/2017	$8.46	1.48%	0.73% (d)	0.57% (c),(d)	2.10%	375%	$516
Year Ended 4/30/2016	$8.72	3.01%	0.77%	0.61% (c)	2.07%	428%	$390
Year Ended 4/30/2015	$8.91	4.00%	0.76%	0.64% (c)	2.12%	350%	$26
Class C
Year Ended 4/30/2019	$8.45	4.20%	1.76%	1.59% (c)	1.96%	236%	$4,058
Year Ended 4/30/2018	$8.27	(1.08%)	1.75%	1.61% (c)	1.04%	257%	$6,001
Year Ended 4/30/2017	$8.46	0.59%	1.73% (d)	1.57% (c),(d)	1.11%	375%	$9,461
Year Ended 4/30/2016	$8.71	1.98%	1.77%	1.61% (c)	1.08%	428%	$10,870
Year Ended 4/30/2015	$8.90	2.91%	1.76%	1.60% (c)	1.15%	350%	$9,406
Institutional Class
Year Ended 4/30/2019	$8.46	5.24%	0.76%	0.58% (c)	2.97%	236%	$51,185
Year Ended 4/30/2018	$8.28	(0.08%)	0.74%	0.61% (c)	1.74%	257%	$56,556
Year Ended 4/30/2017	$8.47	1.60%	0.73% (d)	0.58% (c),(d)	2.11%	375%	$369,017
Year Ended 4/30/2016	$8.72	3.00%	0.77%	0.61% (c)	2.08%	428%	$440,059
Year Ended 4/30/2015	$8.91	3.88%	0.75%	0.65% (c)	2.10%	350%	$550,803
Institutional 2 Class
Year Ended 4/30/2019	$8.43	5.24%	0.64%	0.47%	3.20%	236%	$3,687
Year Ended 4/30/2018	$8.26	0.13%	0.64%	0.51%	2.20%	257%	$864
Year Ended 4/30/2017	$8.44	1.58%	0.63% (d)	0.49% (d)	1.99%	375%	$735
Year Ended 4/30/2016	$8.70	3.11%	0.60%	0.50%	2.14%	428%	$52
Year Ended 4/30/2015	$8.89	4.04%	0.56%	0.50%	2.25%	350%	$413
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$8.30	0.26	0.18	0.44	(0.26)	—	(0.26)
Year Ended 4/30/2018	$8.48	0.21	(0.19)	0.02	(0.19)	(0.01)	(0.20)
Year Ended 4/30/2017	$8.74	0.19	(0.05)	0.14	(0.19)	(0.21)	(0.40)
Year Ended 4/30/2016	$8.92	0.19	0.09	0.28	(0.25)	(0.21)	(0.46)
Year Ended 4/30/2015	$8.87	0.20	0.15	0.35	(0.19)	(0.11)	(0.30)
Class R
Year Ended 4/30/2019	$8.28	0.21	0.17	0.38	(0.20)	—	(0.20)
Year Ended 4/30/2018	$8.47	0.13	(0.18)	(0.05)	(0.13)	(0.01)	(0.14)
Year Ended 4/30/2017	$8.72	0.14	(0.05)	0.09	(0.13)	(0.21)	(0.34)
Year Ended 4/30/2016	$8.91	0.14	0.07	0.21	(0.19)	(0.21)	(0.40)
Year Ended 4/30/2015	$8.86	0.14	0.16	0.30	(0.14)	(0.11)	(0.25)
Class V
Year Ended 4/30/2019	$8.27	0.23	0.17	0.40	(0.23)	—	(0.23)
Year Ended 4/30/2018	$8.46	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)
Year Ended 4/30/2017	$8.71	0.17	(0.05)	0.12	(0.16)	(0.21)	(0.37)
Year Ended 4/30/2016	$8.90	0.17	0.07	0.24	(0.22)	(0.21)	(0.43)
Year Ended 4/30/2015	$8.85	0.17	0.16	0.33	(0.17)	(0.11)	(0.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class V
04/30/2017	0.04%	0.04%	0.04%	0.03%	0.02%	0.03%	0.03%	0.03%

(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$8.48	5.41%	0.58%	0.42%	3.14%	236%	$257,417
Year Ended 4/30/2018	$8.30	0.19%	0.59%	0.46%	2.46%	257%	$284,876
Year Ended 4/30/2017	$8.48	1.63%	0.54% (d)	0.42% (d)	2.26%	375%	$29,756
Year Ended 4/30/2016	$8.74	3.28%	0.56%	0.45%	2.24%	428%	$31,981
Year Ended 4/30/2015	$8.92	4.05%	0.54%	0.48%	2.27%	350%	$27,155
Class R
Year Ended 4/30/2019	$8.46	4.71%	1.26%	1.08% (c)	2.51%	236%	$680
Year Ended 4/30/2018	$8.28	(0.58%)	1.25%	1.11% (c)	1.54%	257%	$550
Year Ended 4/30/2017	$8.47	1.09%	1.23% (d)	1.08% (c),(d)	1.62%	375%	$922
Year Ended 4/30/2016	$8.72	2.49%	1.27%	1.11% (c)	1.57%	428%	$1,750
Year Ended 4/30/2015	$8.91	3.37%	1.26%	1.15% (c)	1.59%	350%	$2,009
Class V
Year Ended 4/30/2019	$8.44	4.96%	0.91%	0.73% (c)	2.83%	236%	$8,242
Year Ended 4/30/2018	$8.27	(0.23%)	0.90%	0.76% (c)	1.92%	257%	$8,934
Year Ended 4/30/2017	$8.46	1.44%	0.88% (d)	0.73% (c),(d)	1.95%	375%	$10,139
Year Ended 4/30/2016	$8.71	2.85%	0.92%	0.76% (c)	1.93%	428%	$10,887
Year Ended 4/30/2015	$8.90	3.73%	0.91%	0.80% (c)	1.95%	350%	$11,885
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2019	29

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
30	Columbia Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
April 30, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
32	Columbia Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Columbia Bond Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
April 30, 2019
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,025,764*
Interest rate risk	Investments, at value — Options purchased	71,343
Total		1,097,107

34	Columbia Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	444,353*
Interest rate risk	Options contracts written, at value	79,077
Total		523,430

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Total ($)
Interest rate risk	326,010	(43,875)	282,135

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Interest rate risk	538,616	(10,827)	18,843	546,632
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	107,977,923
Futures contracts — short	32,213,792

Derivative instrument	Average value ($)*
Options contracts — purchased	34,628
Options contracts — written	(162,710)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Bond Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
April 30, 2019
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
36	Columbia Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2019:
Citi ($)
Assets
Options purchased calls	71,343
Liabilities
Options contracts written	79,077
Total financial and derivative net assets	(7,734)
Total collateral received (pledged) (a)	-
Net amount (b)	(7,734)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Bond Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
April 30, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
38	Columbia Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.50% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Bond Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
April 30, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.18
Class T	0.10 (a)
Class V	0.18

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $1,262.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
40	Columbia Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	45,525
Class C	335
Class V	64
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.82%	0.86%
Advisor Class	0.57	0.61
Class C	1.57	1.61
Institutional Class	0.57	0.61
Institutional 2 Class	0.46	0.51
Institutional 3 Class	0.40	0.46
Class R	1.07	1.11
Class V	0.72	0.76
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Columbia Bond Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
April 30, 2019
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
21,322	(21,322)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019			Year Ended April 30, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,598,655	—	11,598,655	9,279,750	476,218	9,755,968
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,047,550	—	(1,157,981)	1,263,556
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
438,395,174	4,016,544	(2,752,988)	1,263,556
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	1,157,981	1,157,981	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,038,531,938 and $1,082,400,120, respectively, for the year ended April 30, 2019, of which $837,267,798 and $860,983,537, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
42	Columbia Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Columbia Bond Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
April 30, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 73.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
44	Columbia Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Bond Fund | Annual Report 2019	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	Columbia Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Bond Fund | Annual Report 2019	47

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
48	Columbia Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Bond Fund | Annual Report 2019	49

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
50	Columbia Bond Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Bond Fund | Annual Report 2019	51

Columbia Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN121_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia Small Cap Value Fund I
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Small Cap Value Fund I  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Small Cap Value Fund I (the Fund) seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	-2.38	6.41	11.79
	Including sales charges		-7.99	5.16	11.13
Advisor Class*		11/08/12	-2.14	6.68	11.98
Class C	Excluding sales charges	01/15/96	-3.15	5.61	10.95
	Including sales charges		-4.01	5.61	10.95
Institutional Class		07/31/95	-2.16	6.68	12.07
Institutional 2 Class*		11/08/12	-2.01	6.83	12.08
Institutional 3 Class*		07/15/09	-1.97	6.88	12.27
Class R*		09/27/10	-2.67	6.14	11.52
Russell 2000 Value Index			2.19	6.94	12.87
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund I | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at April 30, 2019)
Radian Group, Inc.	1.8
MGIC Investment Corp.	1.8
Iberiabank Corp.	1.5
First BanCorp	1.2
RLJ Lodging Trust	1.2
BankUnited, Inc.	1.2
UMB Financial Corp.	1.1
First Citizens BancShares Inc., Class A	1.1
Investors Bancorp, Inc.	1.1
Louisiana-Pacific Corp.	1.1
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at April 30, 2019)
Common Stocks	98.8
Exchange-Traded Funds	0.3
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at April 30, 2019)
Communication Services	1.4
Consumer Discretionary	10.8
Consumer Staples	2.3
Energy	5.5
Financials	36.9
Health Care	4.2
Industrials	12.3
Information Technology	11.1
Materials	7.4
Real Estate	7.7
Utilities	0.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund I | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned -2.38% excluding sales charges. The Fund’s benchmark, the Russell 2000 Value Index, returned 2.19% over the same period. Sector allocation and stock selection in the materials, real estate and utilities sectors weighed on performance relative to the benchmark.
Year-end sell-off dampened equity returns
Optimism prevailed early in the 12-month period ended April 30, 2019 as positive global economic conditions, broad corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. During the period, the pace of U.S. economic growth averaged approximately 3.0% (annualized), as the labor markets added more than 200,000 jobs per month, on average, and manufacturing activity remained solid. Unemployment fell to a 50-year low of 3.6% in April 2019. The recent decline reflected a drop in the labor force participation rate — the number of able-bodied adults seeking employment.
The picture outside the United States, however, was not as rosy. European economies transitioned to a slower pace of growth in 2018, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S. dollar. The Federal Reserve (the Fed) raised the target range of its key short-term interest rate, the federal funds rate four times in 2018. However, the Fed backed away from additional hikes as 2019 commenced and announced that it would be patient moving forward.
As global uncertainties rose late in 2018, investors backed away from stocks and other risky assets. However, stock markets rebounded early in 2019 as a patient Fed and hopes for progress on the trade front inspired confidence. The S&P 500 Index, a broad measure of U.S. stock returns, gained 13.49% for the 12-month period. Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.29%. Small-cap stocks lagged large- and mid-cap stocks and value stocks lagged growth stocks for the period, as measured by their respective Russell indexes.
Contributors and detractors
Stock selection in the health care and financials sectors aided performance relative to the benchmark. In the health care sector, we continue to see value in the recently approved drugs novel to biotechnology companies in the portfolio. We believe that strong sales growth has the potential to translate into strong free cash flow generation for these companies, a trait that we desire in the Fund’s holdings. For the period, cancer-focused Tesaro was the Fund’s top individual contributor. The Fund invested in Tesaro at an attractive valuation relative to our estimate of the company’s earnings potential. Tesaro was recently acquired by GlaxoSmithKline at a significant premium. The Fund took profits and sold the stock. In the financials sector, an overweight position in mortgage insurer Radian also made a strong contribution to Fund results, as the company continued to generate solid returns.
In the materials sector, an overweight relative to the benchmark combined with disappointing stock selection weighed on results. A position in Ferroglobe was the Fund’s biggest individual detractor as rising inventories, falling prices and declining volumes hurt 2018 earnings. However, we liked the company’s longer term prospects and continued to hold the stock. In the energy sector, Laredo Petroleum delivered disappointing results. In a relatively weak environment overall for energy stocks, the company’s production problems were a further drag on its performance. The Fund’s overweight in Laredo amplified the impact of its losses.
At period’s end
At year end, the Fund was overweight, relative to the benchmark, in both the materials and energy sectors, which we believe have the potential to benefit from the solid pace of U.S. economic growth. An overweight in financials reflects our belief that the sector remained undervalued relative to its earnings potential.
We continue to helm Columbia Small Cap Value Fund I with the same high-quality focused philosophy we have had since we took it over in June 2002. We believe that the market continues to present us with high quality value opportunities.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they
Columbia Small Cap Value Fund I | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund I | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.40	1,018.25	6.64	6.61	1.32
Advisor Class	1,000.00	1,000.00	1,028.70	1,019.49	5.38	5.36	1.07
Class C	1,000.00	1,000.00	1,023.60	1,014.53	10.39	10.34	2.07
Institutional Class	1,000.00	1,000.00	1,028.60	1,019.49	5.38	5.36	1.07
Institutional 2 Class	1,000.00	1,000.00	1,029.50	1,020.13	4.73	4.71	0.94
Institutional 3 Class	1,000.00	1,000.00	1,029.60	1,020.38	4.48	4.46	0.89
Class R	1,000.00	1,000.00	1,025.90	1,017.01	7.89	7.85	1.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund I | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.8%
Issuer	Shares	Value ($)
Communication Services 1.4%
Entertainment 0.4%
AMC Entertainment Holdings, Inc., Class A	70,359	1,066,642
Lions Gate Entertainment Corp., Class B	109,430	1,488,248
Total		2,554,890
Media 0.6%
Criteo SA, ADR(a)	69,795	1,380,545
Liberty Latin America Ltd., Class C(a)	111,754	2,328,954
Total		3,709,499
Wireless Telecommunication Services 0.4%
Shenandoah Telecommunications Co.	50,616	2,091,959
Total Communication Services		8,356,348
Consumer Discretionary 10.7%
Auto Components 1.6%
Cooper Tire & Rubber Co.	124,696	3,723,422
Gentherm, Inc.(a)	85,216	3,609,750
Modine Manufacturing Co.(a)	177,867	2,630,653
Total		9,963,825
Automobiles 0.8%
Thor Industries, Inc.	78,120	5,145,764
Distributors 0.2%
Educational Development Corp.	135,541	1,219,869
Diversified Consumer Services 0.3%
Carriage Services, Inc.	118,570	2,080,904
Hotels, Restaurants & Leisure 0.2%
PlayAGS, Inc.(a)	38,940	939,233
Household Durables 2.8%
Cavco Industries, Inc.(a)	14,797	1,846,222
Ethan Allen Interiors, Inc.	164,870	3,643,627
Hamilton Beach Brands Holding Co.	87,865	1,590,356
Hooker Furniture Corp.	75,000	2,235,750
Legacy Housing Corp.(a)	185,414	2,249,072
Lifetime Brands, Inc.	136,367	1,290,032
TRI Pointe Group, Inc.(a)	330,149	4,308,444
Total		17,163,503
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 1.0%
Acushnet Holdings Corp.	46,603	1,174,862
American Outdoor Brands Corp.(a)	225,010	2,216,348
Malibu Boats, Inc., Class A(a)	63,542	2,644,618
Total		6,035,828
Multiline Retail 0.4%
Hudson’s Bay Co.	405,226	2,253,440
Specialty Retail 2.3%
Aaron’s, Inc.	80,931	4,507,047
Children’s Place, Inc. (The)	31,640	3,569,625
Designer Brands, Inc.	94,840	2,110,190
Signet Jewelers Ltd.	171,480	3,974,907
Total		14,161,769
Textiles, Apparel & Luxury Goods 1.1%
Skechers U.S.A., Inc., Class A(a)	125,080	3,960,033
Steven Madden Ltd.	69,387	2,522,217
Total		6,482,250
Total Consumer Discretionary		65,446,385
Consumer Staples 2.3%
Food & Staples Retailing 0.9%
Andersons, Inc. (The)	68,325	2,234,227
SpartanNash Co.	110,023	1,779,072
Weis Markets, Inc.	33,081	1,391,056
Total		5,404,355
Food Products 1.0%
Fresh Del Monte Produce, Inc.	127,710	3,768,722
Hain Celestial Group, Inc. (The)(a)	101,670	2,218,440
Total		5,987,162
Personal Products 0.4%
Inter Parfums, Inc.	37,502	2,718,520
Total Consumer Staples		14,110,037
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund I | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 5.4%
Energy Equipment & Services 1.6%
Dawson Geophysical Co.(a)	599,684	1,679,115
Frank’s International NV(a)	317,560	1,854,551
Natural Gas Services Group, Inc.(a)	132,699	2,132,473
ProPetro Holding Corp.(a)	185,770	4,111,090
Total		9,777,229
Oil, Gas & Consumable Fuels 3.8%
Callon Petroleum Co.(a)	430,231	3,231,035
Carrizo Oil & Gas, Inc.(a)	246,155	3,155,707
Delek U.S. Holdings, Inc.	141,153	5,231,130
Jagged Peak Energy, Inc.(a)	287,092	3,034,562
Pacific Ethanol, Inc.(a)	531,157	578,961
Range Resources Corp.	219,590	1,985,094
SM Energy Co.	193,490	3,082,296
Whiting Petroleum Corp.(a)	114,400	3,133,416
Total		23,432,201
Total Energy		33,209,430
Financials 36.4%
Banks 21.4%
BancFirst Corp.	89,374	5,040,694
BankUnited, Inc.	192,126	7,027,969
Banner Corp.	85,751	4,546,518
Boston Private Financial Holdings, Inc.	342,267	3,918,957
Bridge Bancorp, Inc.	81,627	2,529,621
Brookline Bancorp, Inc.	263,763	3,969,633
Capital City Bank Group, Inc.	167,209	3,835,775
CenterState Bank Corp.	176,189	4,348,345
Columbia Banking System, Inc.	119,233	4,476,007
Community Trust Bancorp, Inc.	72,937	3,081,588
Fidelity Southern Corp.	146,781	4,272,795
First BanCorp	629,590	7,114,367
First Citizens BancShares Inc., Class A	14,827	6,646,203
First Financial Corp.	93,220	3,837,867
First of Long Island Corp. (The)	160,190	3,727,621
Heritage Financial Corp.	79,553	2,408,069
Hilltop Holdings, Inc.	234,240	4,926,067
Iberiabank Corp.	117,100	9,309,450
Common Stocks (continued)
Issuer	Shares	Value ($)
Investors Bancorp, Inc.	562,612	6,610,691
National Bank Holdings Corp., Class A	102,710	3,927,630
Northrim BanCorp, Inc.	120,520	4,277,255
OFG Bancorp	254,710	5,140,048
Popular, Inc.	78,733	4,543,681
Sierra Bancorp	69,542	1,840,081
Texas Capital Bancshares, Inc.(a)	73,310	4,745,356
Towne Bank	179,889	4,691,505
UMB Financial Corp.	99,860	6,976,220
Union Bankshares Corp.	107,374	3,919,151
Total		131,689,164
Capital Markets 1.4%
GAIN Capital Holdings, Inc.	470,210	2,478,007
INTL FCStone, Inc.(a)	85,475	3,466,866
Moelis & Co., ADR, Class A	58,622	2,400,571
Total		8,345,444
Consumer Finance 1.7%
Enova International, Inc.(a)	76,752	2,105,307
Ezcorp, Inc., Class A(a)	253,870	2,759,567
FirstCash, Inc.	54,968	5,369,274
Total		10,234,148
Insurance 5.2%
American Equity Investment Life Holding Co.	174,821	5,141,486
Crawford & Co., Class A	200,014	1,800,126
Employers Holdings, Inc.	101,654	4,362,990
FBL Financial Group, Inc., Class A	64,416	4,024,067
Global Indemnity Ltd	90,893	2,799,504
Heritage Insurance Holdings, Inc.	187,861	2,562,424
Horace Mann Educators Corp.	82,641	3,188,290
National Western Life Group, Inc., Class A	13,104	3,495,099
Protective Insurance Corp., Class B	120,806	1,963,097
United Fire Group, Inc.	66,870	2,916,201
Total		32,253,284
Thrifts & Mortgage Finance 6.7%
HomeStreet, Inc.(a)	191,548	5,390,161
MGIC Investment Corp.(a)	733,270	10,735,073
Provident Financial Holdings, Inc.	170,420	3,451,005
Radian Group, Inc.	459,810	10,768,750

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Washington Federal, Inc.	141,763	4,698,026
Western New England Bancorp, Inc.	375,979	3,631,957
WSFS Financial Corp.	64,822	2,799,014
Total		41,473,986
Total Financials		223,996,026
Health Care 4.1%
Biotechnology 1.8%
Atara Biotherapeutics, Inc.(a)	65,500	2,200,800
Coherus Biosciences, Inc.(a)	156,036	2,484,093
Dynavax Technologies Corp.(a)	374,979	2,493,610
Immunomedics, Inc.(a)	162,560	2,604,211
Puma Biotechnology, Inc.(a)	48,299	1,551,364
Total		11,334,078
Health Care Equipment & Supplies 0.6%
Quotient Ltd.(a)	213,863	1,792,172
Sientra, Inc.(a)	217,009	1,827,216
Total		3,619,388
Pharmaceuticals 1.7%
Aerie Pharmaceuticals, Inc.(a)	69,630	2,656,385
BioDelivery Sciences International, Inc.(a)	307,139	1,483,481
Supernus Pharmaceuticals, Inc.(a)	88,530	3,251,707
TherapeuticsMD, Inc.(a)	677,200	2,911,960
Total		10,303,533
Total Health Care		25,256,999
Industrials 12.2%
Aerospace & Defense 0.8%
Aerojet Rocketdyne Holdings, Inc.(a)	134,840	4,565,682
Airlines 0.1%
Spirit Airlines, Inc.(a)	13,720	746,094
Building Products 1.5%
Apogee Enterprises, Inc.	76,770	3,093,831
Resideo Technologies, Inc.(a)	95,245	2,162,062
Universal Forest Products, Inc.	106,182	3,923,425
Total		9,179,318
Commercial Services & Supplies 0.8%
Herman Miller, Inc.	125,160	4,858,711
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.7%
Encore Wire Corp.	74,986	4,445,920
Machinery 4.5%
EnPro Industries, Inc.	42,319	3,145,148
Gorman-Rupp Co.	88,275	2,939,558
ITT, Inc.	51,760	3,134,068
Kennametal, Inc.	110,740	4,507,118
LB Foster Co., Class A(a)	122,211	2,626,314
Lydall, Inc.(a)	96,144	2,366,104
Mueller Industries, Inc.	125,102	3,649,225
Standex International Corp.	38,384	2,536,031
Wabash National Corp.	158,840	2,395,307
Total		27,298,873
Professional Services 0.6%
Korn/Ferry International	79,805	3,752,431
Road & Rail 2.1%
Heartland Express, Inc.	149,400	2,940,192
Marten Transport Ltd.	211,260	4,178,723
Schneider National, Inc., Class B	127,820	2,671,438
Werner Enterprises, Inc.	92,539	3,100,056
Total		12,890,409
Trading Companies & Distributors 1.1%
Houston Wire & Cable Co.(a)	299,716	1,855,242
Textainer Group Holdings Ltd.(a)	343,957	3,298,548
Transcat, Inc.(a)	79,343	1,828,856
Total		6,982,646
Total Industrials		74,720,084
Information Technology 11.0%
Communications Equipment 2.5%
Acacia Communications, Inc.(a)	75,377	4,362,821
Casa Systems, Inc.(a)	151,534	1,453,211
Digi International, Inc.(a)	151,781	1,953,421
Lumentum Holdings, Inc.(a)	79,850	4,948,305
Netscout Systems, Inc.(a)	80,418	2,364,289
Total		15,082,047

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund I | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.9%
AVX Corp.	338,098	5,514,379
MTS Systems Corp.	49,037	2,696,054
OSI Systems, Inc.(a)	36,510	3,290,646
Total		11,501,079
IT Services 1.6%
Carbonite, Inc.(a)	108,910	2,671,562
Consolidated Water Co., Ltd.	103,777	1,313,817
Mantech International Corp., Class A	58,487	3,625,609
TTEC Holdings, Inc.	66,927	2,440,159
Total		10,051,147
Semiconductors & Semiconductor Equipment 4.0%
Advanced Energy Industries, Inc.(a)	52,550	3,035,288
Aquantia Corp.(a)	152,730	1,452,462
Cirrus Logic, Inc.(a)	123,160	5,859,953
Cohu, Inc.	187,570	2,781,663
MACOM Technology Solutions Holdings, Inc.(a)	301,521	4,188,127
MKS Instruments, Inc.	59,500	5,415,095
Photronics, Inc.(a)	212,665	1,986,291
Total		24,718,879
Software 1.0%
MicroStrategy, Inc., Class A(a)	28,390	4,249,983
Monotype Imaging Holdings, Inc.	121,780	2,099,487
Total		6,349,470
Total Information Technology		67,702,622
Materials 7.3%
Chemicals 1.6%
Flotek Industries, Inc.(a)	512,090	1,828,161
Livent Corp.(a)	439,607	4,738,964
Tronox Holdings PLC, Class A	205,865	2,910,931
Total		9,478,056
Containers & Packaging 0.3%
Greif, Inc., Class A	47,879	1,892,178
Metals & Mining 4.2%
Allegheny Technologies, Inc.(a)	196,547	4,897,951
Ampco-Pittsburgh Corp.(a)	273,120	879,446
Capstone Mining Corp.(a)	4,891,838	2,409,952
Centerra Gold, Inc.(a)	507,850	2,585,308
Common Stocks (continued)
Issuer	Shares	Value ($)
Century Aluminum Co.(a)	287,714	2,419,675
Commercial Metals Co.	207,220	3,582,834
Ferroglobe PLC	497,240	1,069,066
Olympic Steel, Inc.	164,918	2,674,970
Schnitzer Steel Industries, Inc., Class A	137,440	3,260,077
Universal Stainless & Alloy Products, Inc.(a)	158,293	2,277,836
Total		26,057,115
Paper & Forest Products 1.2%
Clearwater Paper Corp.(a)	48,159	971,367
Louisiana-Pacific Corp.	262,318	6,571,066
Total		7,542,433
Total Materials		44,969,782
Real Estate 7.6%
Equity Real Estate Investment Trusts (REITS) 7.3%
Chesapeake Lodging Trust	179,534	5,116,719
CoreCivic, Inc.	198,830	4,137,652
Farmland Partners, Inc.	487,156	3,195,743
Highwoods Properties, Inc.	105,720	4,712,998
Mack-Cali Realty Corp.	270,890	6,306,319
PotlatchDeltic Corp.	124,478	4,812,319
RLJ Lodging Trust	381,780	7,028,570
SITE Centers Corp.	211,965	2,806,417
Sunstone Hotel Investors, Inc.	453,075	6,524,280
Total		44,641,017
Real Estate Management & Development 0.3%
St. Joe Co. (The)(a)	128,690	2,192,878
Total Real Estate		46,833,895
Utilities 0.4%
Gas Utilities 0.4%
Southwest Gas Holdings, Inc.	32,735	2,723,225
Total Utilities		2,723,225
Total Common Stocks (Cost $451,882,684)		607,324,833

Exchange-Traded Funds 0.3%
	Shares	Value ($)
iShares Russell 2000 Value ETF	14,740	1,832,624
Total Exchange-Traded Funds (Cost $1,778,695)		1,832,624

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(b),(c)	5,605,364	5,604,804
Total Money Market Funds (Cost $5,604,804)		5,604,804
Total Investments in Securities (Cost: $459,266,183)		614,762,261
Other Assets & Liabilities, Net		(74,342)
Net Assets		614,687,919
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at April 30, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	949,669	191,361,396	(186,705,701)	5,605,364	(1,226)	—	124,893	5,604,804
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund I | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,356,348	—	—	—	8,356,348
Consumer Discretionary	65,446,385	—	—	—	65,446,385
Consumer Staples	14,110,037	—	—	—	14,110,037
Energy	33,209,430	—	—	—	33,209,430
Financials	223,996,026	—	—	—	223,996,026
Health Care	25,256,999	—	—	—	25,256,999
Industrials	74,720,084	—	—	—	74,720,084
Information Technology	67,702,622	—	—	—	67,702,622
Materials	44,969,782	—	—	—	44,969,782
Real Estate	46,833,895	—	—	—	46,833,895
Utilities	2,723,225	—	—	—	2,723,225
Total Common Stocks	607,324,833	—	—	—	607,324,833
Exchange-Traded Funds	1,832,624	—	—	—	1,832,624
Money Market Funds	—	—	—	5,604,804	5,604,804
Total Investments in Securities	609,157,457	—	—	5,604,804	614,762,261
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2019	13

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $453,661,379)	$609,157,457
Affiliated issuers (cost $5,604,804)	5,604,804
Receivable for:
Investments sold	1,929,074
Capital shares sold	509,994
Dividends	62,862
Expense reimbursement due from Investment Manager	822
Prepaid expenses	852
Trustees’ deferred compensation plan	156,307
Total assets	617,422,172
Liabilities
Payable for:
Investments purchased	1,509,849
Capital shares purchased	883,271
Management services fees	14,613
Distribution and/or service fees	1,875
Transfer agent fees	95,100
Compensation of chief compliance officer	23
Other expenses	73,215
Trustees’ deferred compensation plan	156,307
Total liabilities	2,734,253
Net assets applicable to outstanding capital stock	$614,687,919
Represented by
Paid in capital	458,010,570
Total distributable earnings (loss) (Note 2)	156,677,349
Total - representing net assets applicable to outstanding capital stock	$614,687,919
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund I | Annual Report 2019

Statement of Assets and Liabilities  (continued)
April 30, 2019
Class A
Net assets	$234,765,372
Shares outstanding	6,411,373
Net asset value per share	$36.62
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$38.85
Advisor Class
Net assets	$29,063,722
Shares outstanding	686,006
Net asset value per share	$42.37
Class C
Net assets	$7,969,266
Shares outstanding	335,958
Net asset value per share	$23.72
Institutional Class
Net assets	$192,878,473
Shares outstanding	4,696,570
Net asset value per share	$41.07
Institutional 2 Class
Net assets	$39,831,238
Shares outstanding	939,500
Net asset value per share	$42.40
Institutional 3 Class
Net assets	$108,132,289
Shares outstanding	2,618,160
Net asset value per share	$41.30
Class R
Net assets	$2,047,559
Shares outstanding	56,091
Net asset value per share	$36.50
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2019	15

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$9,752,245
Dividends — affiliated issuers	124,893
Foreign taxes withheld	(24,221)
Total income	9,852,917
Expenses:
Management services fees	5,505,921
Distribution and/or service fees
Class A	627,269
Class C	123,954
Class R	17,391
Transfer agent fees
Class A	489,802
Advisor Class	36,721
Class C	24,026
Institutional Class	403,906
Institutional 2 Class	18,516
Institutional 3 Class	9,232
Class R	6,753
Compensation of board members	22,677
Custodian fees	22,870
Printing and postage fees	87,288
Registration fees	116,988
Audit fees	39,801
Legal fees	14,263
Line of credit interest	2,953
Interest on interfund lending	1,144
Compensation of chief compliance officer	256
Other	30,858
Total expenses	7,602,589
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(218,379)
Expense reduction	(2,555)
Total net expenses	7,381,655
Net investment income	2,471,262
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,890,907
Investments — affiliated issuers	(1,226)
Foreign currency translations	1,041
Net realized gain	38,890,722
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(60,499,073)
Foreign currency translations	303
Net change in unrealized appreciation (depreciation)	(60,498,770)
Net realized and unrealized loss	(21,608,048)
Net decrease in net assets resulting from operations	$(19,136,786)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund I | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$2,471,262	$399,910
Net realized gain	38,890,722	51,274,722
Net change in unrealized appreciation (depreciation)	(60,498,770)	4,585,883
Net increase (decrease) in net assets resulting from operations	(19,136,786)	56,260,515
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,415,100)
Advisor Class	(1,180,383)
Class C	(1,506,175)
Institutional Class	(14,795,757)
Institutional 2 Class	(2,192,866)
Institutional 3 Class	(8,699,677)
Class R	(278,699)
Net investment income
Class A		(18,184)
Advisor Class		(13,885)
Institutional Class		(304,253)
Institutional 2 Class		(43,338)
Institutional 3 Class		(297,861)
Net realized gains
Class A		(28,669,109)
Advisor Class		(657,999)
Class B		(2,295)
Class C		(3,898,260)
Institutional Class		(22,546,874)
Institutional 2 Class		(1,434,065)
Institutional 3 Class		(9,015,214)
Class R		(428,212)
Total distributions to shareholders (Note 2)	(48,068,657)	(67,329,549)
Increase in net assets from capital stock activity	54,455,854	45,988,516
Total increase (decrease) in net assets	(12,749,589)	34,919,482
Net assets at beginning of year	627,437,508	592,518,026
Net assets at end of year	$614,687,919	$627,437,508
Excess of distributions over net investment income	$(156,307)	$(139,530)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2019	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,279,329	51,219,296	920,218	38,379,646
Distributions reinvested	488,010	17,950,488	669,214	26,619,925
Redemptions	(1,455,196)	(55,354,711)	(1,384,027)	(57,190,812)
Net increase	312,143	13,815,073	205,405	7,808,759
Advisor Class
Subscriptions	672,537	29,104,436	189,924	9,051,506
Distributions reinvested	23,240	970,428	14,407	659,916
Redemptions	(261,782)	(11,427,093)	(53,162)	(2,469,831)
Net increase	433,995	18,647,771	151,169	7,241,591
Class B
Distributions reinvested	—	—	87	2,035
Redemptions	—	—	(4,982)	(125,117)
Net decrease	—	—	(4,895)	(123,082)
Class C
Subscriptions	151,128	3,988,634	100,638	2,864,612
Distributions reinvested	55,702	1,414,728	137,152	3,756,727
Redemptions	(698,262)	(19,192,184)	(304,603)	(8,725,399)
Net decrease	(491,432)	(13,788,822)	(66,813)	(2,104,060)
Institutional Class
Subscriptions	2,137,963	93,589,450	1,537,671	70,110,949
Distributions reinvested	245,349	10,050,739	319,427	14,050,529
Redemptions	(2,325,109)	(98,657,549)	(2,454,402)	(107,882,281)
Net increase (decrease)	58,203	4,982,640	(597,304)	(23,720,803)
Institutional 2 Class
Subscriptions	1,148,447	51,783,896	404,771	19,476,501
Distributions reinvested	51,634	2,192,711	32,215	1,477,164
Redemptions	(598,525)	(25,678,225)	(293,881)	(13,543,669)
Net increase	601,556	28,298,382	143,105	7,409,996
Institutional 3 Class
Subscriptions	671,198	29,102,129	1,269,676	54,863,783
Distributions reinvested	155,750	6,401,143	171,483	7,611,681
Redemptions	(745,352)	(31,611,699)	(305,177)	(13,828,311)
Net increase	81,596	3,891,573	1,135,982	48,647,153
Class R
Subscriptions	14,034	510,430	35,543	1,464,682
Distributions reinvested	7,567	278,699	10,767	428,212
Redemptions	(58,848)	(2,179,892)	(25,801)	(1,063,932)
Net increase (decrease)	(37,247)	(1,390,763)	20,509	828,962
Total net increase	958,814	54,455,854	987,158	45,988,516
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund I | Annual Report 2019

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Columbia Small Cap Value Fund I | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$40.70	0.08	(1.08)	(1.00)	(0.13)	(2.95)	(3.08)
Year Ended 4/30/2018	$41.62	(0.03)	3.95	3.92	(0.01)	(4.83)	(4.84)
Year Ended 4/30/2017	$37.50	0.05	8.85	8.90	(0.06)	(4.72)	(4.78)
Year Ended 4/30/2016	$43.03	0.11	(1.13)	(1.02)	(0.12)	(4.39)	(4.51)
Year Ended 4/30/2015	$48.23	0.13	1.32	1.45	(0.18)	(6.47)	(6.65)
Advisor Class
Year Ended 4/30/2019	$46.56	0.21	(1.25)	(1.04)	(0.20)	(2.95)	(3.15)
Year Ended 4/30/2018	$46.89	0.10	4.48	4.58	(0.08)	(4.83)	(4.91)
Year Ended 4/30/2017	$41.66	0.15	9.94	10.09	(0.14)	(4.72)	(4.86)
Year Ended 4/30/2016	$47.24	0.24	(1.24)	(1.00)	(0.19)	(4.39)	(4.58)
Year Ended 4/30/2015	$52.31	0.27	1.43	1.70	(0.30)	(6.47)	(6.77)
Class C
Year Ended 4/30/2019	$27.55	(0.16)	(0.72)	(0.88)	—	(2.95)	(2.95)
Year Ended 4/30/2018	$29.86	(0.24)	2.76	2.52	—	(4.83)	(4.83)
Year Ended 4/30/2017	$28.24	(0.19)	6.44	6.25	—	(4.63)	(4.63)
Year Ended 4/30/2016	$33.63	(0.13)	(0.87)	(1.00)	—	(4.39)	(4.39)
Year Ended 4/30/2015	$39.24	(0.17)	1.03	0.86	—	(6.47)	(6.47)
Institutional Class
Year Ended 4/30/2019	$45.24	0.20	(1.22)	(1.02)	(0.20)	(2.95)	(3.15)
Year Ended 4/30/2018	$45.70	0.08	4.37	4.45	(0.08)	(4.83)	(4.91)
Year Ended 4/30/2017	$40.71	0.14	9.71	9.85	(0.14)	(4.72)	(4.86)
Year Ended 4/30/2016	$46.28	0.23	(1.22)	(0.99)	(0.19)	(4.39)	(4.58)
Year Ended 4/30/2015	$51.37	0.27	1.41	1.68	(0.30)	(6.47)	(6.77)
Institutional 2 Class
Year Ended 4/30/2019	$46.57	0.27	(1.25)	(0.98)	(0.24)	(2.95)	(3.19)
Year Ended 4/30/2018	$46.88	0.17	4.46	4.63	(0.11)	(4.83)	(4.94)
Year Ended 4/30/2017	$41.64	0.23	9.92	10.15	(0.19)	(4.72)	(4.91)
Year Ended 4/30/2016	$47.21	0.31	(1.25)	(0.94)	(0.24)	(4.39)	(4.63)
Year Ended 4/30/2015	$52.27	0.33	1.46	1.79	(0.38)	(6.47)	(6.85)
Institutional 3 Class
Year Ended 4/30/2019	$45.45	0.28	(1.22)	(0.94)	(0.26)	(2.95)	(3.21)
Year Ended 4/30/2018	$45.86	0.17	4.37	4.54	(0.12)	(4.83)	(4.95)
Year Ended 4/30/2017	$40.83	0.09	9.87	9.96	(0.21)	(4.72)	(4.93)
Year Ended 4/30/2016	$46.37	0.29	(1.18)	(0.89)	(0.26)	(4.39)	(4.65)
Year Ended 4/30/2015	$51.46	0.36	1.42	1.78	(0.40)	(6.47)	(6.87)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund I | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$36.62	(2.38%)	1.36% (c),(d)	1.32% (c),(d),(e)	0.21%	62%	$234,765
Year Ended 4/30/2018	$40.70	10.03%	1.35% (d)	1.33% (d),(e)	(0.07%)	51%	$248,266
Year Ended 4/30/2017	$41.62	26.02%	1.38% (d)	1.37% (d),(e)	0.12%	50%	$245,315
Year Ended 4/30/2016	$37.50	(2.60%)	1.36%	1.36% (e)	0.29%	65%	$239,419
Year Ended 4/30/2015	$43.03	3.48%	1.33%	1.33% (e)	0.29%	42%	$306,663
Advisor Class
Year Ended 4/30/2019	$42.37	(2.14%)	1.12% (c),(d)	1.07% (c),(d),(e)	0.48%	62%	$29,064
Year Ended 4/30/2018	$46.56	10.34%	1.10% (d)	1.08% (d),(e)	0.20%	51%	$11,734
Year Ended 4/30/2017	$46.89	26.30%	1.13% (d)	1.12% (d),(e)	0.34%	50%	$4,729
Year Ended 4/30/2016	$41.66	(2.31%)	1.11%	1.11% (e)	0.56%	65%	$4,007
Year Ended 4/30/2015	$47.24	3.71%	1.08%	1.08% (e)	0.53%	42%	$9,840
Class C
Year Ended 4/30/2019	$23.72	(3.15%)	2.10% (c),(d)	2.07% (c),(d),(e)	(0.59%)	62%	$7,969
Year Ended 4/30/2018	$27.55	9.24%	2.10% (d)	2.08% (d),(e)	(0.83%)	51%	$22,792
Year Ended 4/30/2017	$29.86	25.05%	2.12% (d)	2.12% (d),(e)	(0.65%)	50%	$26,703
Year Ended 4/30/2016	$28.24	(3.32%)	2.12%	2.11% (e)	(0.45%)	65%	$26,846
Year Ended 4/30/2015	$33.63	2.72%	2.08%	2.08% (e)	(0.47%)	42%	$32,642
Institutional Class
Year Ended 4/30/2019	$41.07	(2.16%)	1.11% (c),(d)	1.07% (c),(d),(e)	0.47%	62%	$192,878
Year Ended 4/30/2018	$45.24	10.32%	1.10% (d)	1.08% (d),(e)	0.17%	51%	$209,822
Year Ended 4/30/2017	$45.70	26.33%	1.13% (d)	1.12% (d),(e)	0.34%	50%	$239,246
Year Ended 4/30/2016	$40.71	(2.34%)	1.11%	1.11% (e)	0.54%	65%	$237,720
Year Ended 4/30/2015	$46.28	3.75%	1.08%	1.08% (e)	0.54%	42%	$654,100
Institutional 2 Class
Year Ended 4/30/2019	$42.40	(2.01%)	0.97% (c),(d)	0.94% (c),(d)	0.61%	62%	$39,831
Year Ended 4/30/2018	$46.57	10.45%	0.97% (d)	0.96% (d)	0.35%	51%	$15,739
Year Ended 4/30/2017	$46.88	26.50%	0.97% (d)	0.97% (d)	0.52%	50%	$9,135
Year Ended 4/30/2016	$41.64	(2.19%)	0.96%	0.96%	0.74%	65%	$7,115
Year Ended 4/30/2015	$47.21	3.90%	0.93%	0.93%	0.67%	42%	$4,150
Institutional 3 Class
Year Ended 4/30/2019	$41.30	(1.97%)	0.92% (c),(d)	0.89% (c),(d)	0.64%	62%	$108,132
Year Ended 4/30/2018	$45.45	10.50%	0.93% (d)	0.91% (d)	0.37%	51%	$115,296
Year Ended 4/30/2017	$45.86	26.57%	0.92% (d)	0.92% (d)	0.22%	50%	$64,230
Year Ended 4/30/2016	$40.83	(2.13%)	0.91%	0.91%	0.70%	65%	$10,022
Year Ended 4/30/2015	$46.37	3.95%	0.88%	0.88%	0.74%	42%	$9,261
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 4/30/2019	$40.61	(0.01)	(1.09)	(1.10)	(0.06)	(2.95)	(3.01)
Year Ended 4/30/2018	$41.63	(0.13)	3.94	3.81	—	(4.83)	(4.83)
Year Ended 4/30/2017	$37.54	(0.06)	8.87	8.81	—	(4.72)	(4.72)
Year Ended 4/30/2016	$43.09	0.02	(1.13)	(1.11)	(0.05)	(4.39)	(4.44)
Year Ended 4/30/2015	$48.28	0.01	1.32	1.33	(0.05)	(6.47)	(6.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Value Fund I | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 4/30/2019	$36.50	(2.67%)	1.60% (c),(d)	1.57% (c),(d),(e)	(0.03%)	62%	$2,048
Year Ended 4/30/2018	$40.61	9.77%	1.60% (d)	1.58% (d),(e)	(0.31%)	51%	$3,790
Year Ended 4/30/2017	$41.63	25.71%	1.63% (d)	1.62% (d),(e)	(0.15%)	50%	$3,032
Year Ended 4/30/2016	$37.54	(2.83%)	1.61%	1.61% (e)	0.06%	65%	$2,760
Year Ended 4/30/2015	$43.09	3.22%	1.58%	1.58% (e)	0.01%	42%	$3,671
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2019	23

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia Small Cap Value Fund I | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Small Cap Value Fund I | Annual Report 2019	25

Notes to Financial Statements  (continued)
April 30, 2019
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Small Cap Value Fund I | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.86% of the Fund’s average daily net assets.
Columbia Small Cap Value Fund I | Annual Report 2019	27

Notes to Financial Statements  (continued)
April 30, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Class C	0.19
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $2,555.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
28	Columbia Small Cap Value Fund I | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	251,501
Class C	2,008
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	1.32%	1.32%
Advisor Class	1.07	1.07
Class C	2.07	2.07
Institutional Class	1.07	1.07
Institutional 2 Class	0.94	0.95
Institutional 3 Class	0.89	0.90
Class R	1.57	1.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Small Cap Value Fund I | Annual Report 2019	29

Notes to Financial Statements  (continued)
April 30, 2019
At April 30, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
285,542	(4,400,904)	4,115,362
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019			Year Ended April 30, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,489,080	45,579,577	48,068,657	938,077	66,391,472	67,329,549
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	15,811,673	—	151,916,435
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
462,845,826	167,740,472	(15,824,037)	151,916,435
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	10,894,452
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Small Cap Value Fund I | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $401,044,719 and $394,846,952, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	2,250,000	3.04	6
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended April 30, 2019, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
3,377,778	3.50	9
Columbia Small Cap Value Fund I | Annual Report 2019	31

Notes to Financial Statements  (continued)
April 30, 2019
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at April 30, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 18.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 18.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Small Cap Value Fund I | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Value Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund I (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Value Fund I | Annual Report 2019	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$53,928,709
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Small Cap Value Fund I | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Small Cap Value Fund I | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
36	Columbia Small Cap Value Fund I | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Small Cap Value Fund I | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Small Cap Value Fund I | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund I | Annual Report 2019	39

Columbia Small Cap Value Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN287_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia U.S. Treasury Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia U.S. Treasury Index Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia U.S. Treasury Index Fund (the Fund) seeks total return that corresponds to the total return of the FTSE USBIG Treasury Index, before fees and expenses.
Portfolio management
Alan Erickson, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A		11/25/02	4.32	1.60	2.16
Class C	Excluding sales charges	11/25/02	3.59	0.91	1.50
	Including sales charges		2.59	0.91	1.50
Institutional Class		06/04/91	4.57	1.79	2.38
Institutional 2 Class*		11/08/12	4.48	1.76	2.37
Institutional 3 Class*		03/01/17	4.56	1.77	2.37
FTSE USBIG Treasury Index			4.73	1.97	2.55
Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE USBIG Treasury Index tracks the performance of US Dollar-denominated bonds issued in the US investment-grade bond market. The index includes fixed-rate U.S. Treasury bonds with USD 5 billion public amount outstanding and greater than one year to maturity. The index excludes Federal Reserve purchases, inflation-indexed securities and STRIPS.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia U.S. Treasury Index Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2019)
Money Market Funds	0.4
U.S. Treasury Obligations	99.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2019)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia U.S. Treasury Index Fund | Annual Report 2019

Manager Discussion of Fund Performance
At April 30, 2019, approximately 78.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2018, the Fund’s Class A shares returned 4.32%. The FTSE USBIG Treasury Index returned 4.73% over the same time period. During the period, investor sentiment shifted from fearing that the U.S. Federal Reserve (Fed) would overshoot on tightening its interest rate stance to adopting a more stable outlook on growth and inflation.
After headwinds, a gradual shift
Early in the period, U.S. Treasury securities remained more or less in a trading range. However, December of 2018 saw the 10-year Treasury yield decline from 3.01% to 2.69% on a flight-to-quality trade as fears arose that the Fed would overshoot in its efforts to normalize interest rates and increase the likelihood of a recession. In response to financial market volatility as well as deteriorating economic data outside the United States, the Fed abruptly reversed course regarding rates entering 2019 and stated that it will exercise patience before making any adjustments to its benchmark federal funds rate going forward. At period end, the market was actually pricing in a potential easing of the federal funds rate before the end of 2019, presumably on the basis of investor sensitivity to higher rates, and concern that inflation is undershooting the Fed’s 2% target. The front end of the Treasury curve was slightly inverted at period end, traditionally an indicator of recession risk.
After a difficult start to the Fund’s fiscal year, U.S. Treasuries posted strong returns in late 2018 and were also in positive territory over the first four months of 2019. Yields of Treasury securities with maturities of one year or less moved higher, reflecting recent Fed tightening, but longer term rates moved lower, particularly those of five- and 10-year Treasuries.
At period’s end
At the end of the reporting period, we believed uncertainties regarding global trade tensions and geopolitical developments continued to represent a headwind for investor sentiment. The Fed’s challenge was to balance these risks with the reality of a healthy domestic economy, including historic lows in unemployment and a vibrant stock market. The Fed was also grappling with how to conduct monetary policy in a low interest rate world. The Fed continued to be a cautious and conservative institution, and we believed radical policy changes were not likely. Recent FOMC meeting minutes have indicated that the Fed intends to utilize a “patient approach” before taking any policy action. As noted, investors’ more dovish view of Fed policy over the coming months has prompted the market to price in a short-term rate reduction by the end of 2019. However, as we witnessed in the fourth quarter of 2018, it is certainly possible that any deterioration in financial conditions and global developments could create the environment for another abrupt policy shift by the Fed, including a pre-emptive rate cut.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia U.S. Treasury Index Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,047.10	1,023.06	1.78	1.76	0.35
Class C	1,000.00	1,000.00	1,043.50	1,019.59	5.32	5.26	1.05
Institutional Class	1,000.00	1,000.00	1,048.90	1,023.80	1.02	1.00	0.20
Institutional 2 Class	1,000.00	1,000.00	1,048.00	1,023.80	1.02	1.00	0.20
Institutional 3 Class	1,000.00	1,000.00	1,047.70	1,023.80	1.02	1.00	0.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia U.S. Treasury Index Fund | Annual Report 2019

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
U.S. Treasury Obligations 98.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
05/31/2020	1.500%	5,312,000	5,261,900
05/31/2020	2.500%	7,104,000	7,113,168
06/15/2020	1.500%	6,274,000	6,214,002
06/30/2020	2.500%	6,676,000	6,685,783
07/15/2020	1.500%	5,731,000	5,672,667
07/31/2020	1.625%	4,545,000	4,503,934
07/31/2020	2.625%	8,012,000	8,038,066
08/15/2020	2.625%	5,175,000	5,193,160
08/15/2020	8.750%	8,400,000	9,076,065
09/15/2020	1.375%	6,088,000	6,009,609
09/30/2020	1.375%	4,149,000	4,093,830
09/30/2020	2.000%	1,935,000	1,925,907
10/15/2020	1.625%	8,216,000	8,133,834
10/31/2020	1.375%	856,000	844,130
10/31/2020	1.750%	2,285,000	2,265,869
11/30/2020	1.625%	1,245,000	1,231,645
11/30/2020	2.750%	3,538,000	3,561,673
12/15/2020	1.875%	5,625,000	5,586,417
12/31/2020	1.750%	1,375,000	1,362,448
12/31/2020	2.500%	9,835,000	9,865,072
01/31/2021	1.375%	20,838,000	20,505,354
02/15/2021	2.250%	13,029,000	13,018,317
02/28/2021	1.125%	13,387,000	13,107,991
02/28/2021	2.500%	3,752,000	3,765,878
03/15/2021	2.375%	12,223,000	12,241,396
03/31/2021	1.250%	8,594,000	8,429,724
03/31/2021	2.250%	1,500,000	1,499,063
04/15/2021	2.375%	6,460,000	6,471,492
04/30/2021	1.375%	9,699,000	9,529,071
05/15/2021	2.625%	1,186,000	1,194,163
05/15/2021	3.125%	2,205,000	2,241,840
05/31/2021	1.375%	3,598,000	3,532,571
06/15/2021	2.625%	10,137,000	10,213,935
06/30/2021	1.125%	5,343,000	5,217,028
07/15/2021	2.625%	3,854,000	3,883,807
07/31/2021	1.125%	3,600,000	3,511,004
07/31/2021	2.250%	2,300,000	2,299,324
08/31/2021	1.125%	1,215,000	1,183,971
08/31/2021	2.000%	2,650,000	2,634,278
09/15/2021	2.750%	640,000	647,458
10/15/2021	2.875%	2,993,000	3,037,149
10/31/2021	1.250%	1,302,000	1,270,399
11/15/2021	2.875%	1,626,000	1,650,858
11/30/2021	1.750%	2,431,000	2,400,761
11/30/2021	1.875%	1,232,000	1,220,511
12/15/2021	2.625%	5,501,000	5,555,210
01/15/2022	2.500%	1,907,000	1,919,388
01/31/2022	1.500%	3,651,000	3,579,143
01/31/2022	1.875%	2,200,000	2,178,211
02/15/2022	2.000%	3,000,000	2,980,616
02/28/2022	1.750%	8,119,000	8,009,440
03/31/2022	1.750%	7,893,000	7,784,658
04/30/2022	1.750%	3,320,000	3,272,570
05/31/2022	1.875%	5,857,000	5,792,980
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/30/2022	1.750%	14,618,000	14,403,578
06/30/2022	2.125%	6,412,000	6,389,523
07/31/2022	1.875%	2,811,000	2,778,456
07/31/2022	2.000%	2,630,000	2,609,799
08/15/2022	1.625%	3,725,000	3,651,667
08/31/2022	1.875%	5,303,000	5,240,044
09/30/2022	1.750%	4,941,000	4,860,134
09/30/2022	1.875%	6,120,000	6,046,535
10/31/2022	1.875%	2,532,000	2,500,094
10/31/2022	2.000%	4,646,000	4,606,838
11/30/2022	2.000%	7,409,000	7,344,852
12/31/2022	2.125%	6,523,000	6,494,527
01/31/2023	1.750%	3,340,000	3,279,688
01/31/2023	2.375%	8,219,000	8,253,119
02/28/2023	1.500%	12,587,000	12,237,509
03/31/2023	1.500%	9,898,000	9,616,319
03/31/2023	2.500%	4,278,000	4,316,360
04/30/2023	2.750%	904,000	920,655
05/15/2023	1.750%	10,140,000	9,937,783
05/31/2023	1.625%	8,775,000	8,555,981
05/31/2023	2.750%	3,539,000	3,605,281
06/30/2023	1.375%	7,958,000	7,677,457
06/30/2023	2.625%	6,836,000	6,932,883
07/31/2023	1.250%	3,432,000	3,291,069
08/15/2023	2.500%	3,323,000	3,354,135
08/31/2023	1.375%	692,000	666,530
08/31/2023	2.750%	1,832,000	1,868,037
09/30/2023	1.375%	4,418,000	4,251,631
09/30/2023	2.875%	1,967,000	2,016,291
10/31/2023	1.625%	889,000	864,366
10/31/2023	2.875%	3,399,000	3,485,509
11/15/2023	2.750%	3,757,000	3,832,875
11/30/2023	2.125%	3,030,000	3,010,185
11/30/2023	2.875%	4,657,000	4,779,543
12/31/2023	2.250%	2,569,000	2,565,427
12/31/2023	2.625%	5,549,000	5,633,003
01/31/2024	2.500%	4,312,000	4,354,217
02/15/2024	2.750%	3,580,000	3,655,145
02/29/2024	2.125%	4,896,000	4,859,956
02/29/2024	2.375%	5,696,000	5,722,693
03/31/2024	2.125%	5,818,000	5,775,292
05/15/2024	2.500%	3,886,000	3,924,613
07/31/2024	2.125%	10,143,000	10,055,234
08/15/2024	2.375%	8,476,000	8,504,998
11/15/2024	2.250%	12,973,000	12,922,973
11/30/2024	2.125%	346,000	342,441
12/31/2024	2.250%	5,757,000	5,734,157
02/15/2025	2.000%	7,074,000	6,944,330
02/28/2025	2.750%	839,000	857,782
03/31/2025	2.625%	2,277,000	2,312,011
04/30/2025	2.875%	6,649,000	6,843,425
05/15/2025	2.125%	4,157,000	4,102,456
05/31/2025	2.875%	3,918,000	4,032,247
06/30/2025	2.750%	3,280,000	3,352,669
07/31/2025	2.875%	2,468,000	2,540,739
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
April 30, 2019
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2025	2.000%	7,278,000	7,120,114
08/31/2025	2.750%	4,848,000	4,955,138
10/31/2025	3.000%	3,111,000	3,226,313
11/15/2025	2.250%	7,923,000	7,859,443
11/30/2025	2.875%	6,613,000	6,810,005
01/31/2026	2.625%	3,116,000	3,161,535
02/15/2026	1.625%	7,916,000	7,536,002
02/15/2026	6.000%	3,073,000	3,761,271
02/28/2026	2.500%	4,259,000	4,288,322
08/15/2026	1.500%	6,156,000	5,780,446
11/15/2026	2.000%	10,471,000	10,164,624
02/15/2027	2.250%	4,315,000	4,257,809
05/15/2027	2.375%	7,925,000	7,885,051
08/15/2027	2.250%	7,202,000	7,088,740
11/15/2027	2.250%	8,740,000	8,592,145
02/15/2028	2.750%	8,150,000	8,324,578
05/15/2028	2.875%	7,901,000	8,149,255
08/15/2028	2.875%	7,563,000	7,801,111
11/15/2028	3.125%	4,152,000	4,370,877
11/15/2028	5.250%	2,293,000	2,824,401
02/15/2029	5.250%	6,335,000	7,833,629
05/15/2030	6.250%	1,377,000	1,866,942
02/15/2031	5.375%	1,250,000	1,607,479
02/15/2036	4.500%	3,420,000	4,265,779
05/15/2038	4.500%	2,360,000	2,984,650
02/15/2039	3.500%	7,077,000	7,882,023
11/15/2039	4.375%	2,197,000	2,745,013
02/15/2040	4.625%	555,000	716,031
05/15/2040	4.375%	2,173,000	2,716,290
02/15/2041	4.750%	1,113,000	1,462,034
05/15/2041	4.375%	852,000	1,066,861
08/15/2041	3.750%	2,049,000	2,352,121
02/15/2042	3.125%	568,000	591,867
11/15/2042	2.750%	5,800,000	5,652,622
02/15/2043	3.125%	5,575,000	5,791,132
05/15/2043	2.875%	4,744,000	4,719,798
08/15/2043	3.625%	2,570,000	2,893,374
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2043	3.750%	5,367,000	6,163,748
02/15/2044	3.625%	5,112,000	5,758,441
05/15/2044	3.375%	3,305,000	3,576,103
08/15/2044	3.125%	3,062,000	3,175,175
11/15/2044	3.000%	4,402,000	4,466,907
02/15/2045	2.500%	2,894,000	2,671,329
05/15/2045	3.000%	4,084,000	4,145,566
08/15/2045	2.875%	3,940,000	3,904,809
11/15/2045	3.000%	3,579,000	3,632,429
02/15/2046	2.500%	4,812,000	4,425,770
05/15/2046	2.500%	3,175,000	2,917,418
08/15/2046	2.250%	4,052,000	3,529,405
11/15/2046	2.875%	4,526,000	4,481,722
02/15/2047	3.000%	4,515,000	4,580,741
05/15/2047	3.000%	4,533,000	4,594,170
08/15/2047	2.750%	6,977,000	6,722,463
11/15/2047	2.750%	4,171,000	4,017,464
02/15/2048	3.000%	4,880,000	4,937,192
05/15/2048	3.125%	4,976,000	5,157,269
08/15/2048	3.000%	9,817,000	9,934,174
11/15/2048	3.375%	2,295,000	2,496,737
Total U.S. Treasury Obligations (Cost $827,506,812)			833,527,656

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(a),(b)	3,611,713	3,611,352
Total Money Market Funds (Cost $3,611,352)		3,611,352
Total Investments in Securities (Cost: $831,118,164)		837,139,008
Other Assets & Liabilities, Net		5,651,301
Net Assets		842,790,309

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	2,439,997	121,316,465	(120,144,749)	3,611,713	(105)	170	90,203	3,611,352
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Treasury Index Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
U.S. Treasury Obligations	833,527,656	—	—	—	833,527,656
Money Market Funds	—	—	—	3,611,352	3,611,352
Total Investments in Securities	833,527,656	—	—	3,611,352	837,139,008
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2019	9

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $827,506,812)	$833,527,656
Affiliated issuers (cost $3,611,352)	3,611,352
Receivable for:
Investments sold	11,639,674
Capital shares sold	1,595,398
Dividends	8,543
Interest	5,443,110
Expense reimbursement due from Investment Manager	4,715
Trustees’ deferred compensation plan	80,549
Other assets	777
Total assets	855,911,774
Liabilities
Payable for:
Investments purchased	11,253,029
Capital shares purchased	264,084
Distributions to shareholders	1,513,685
Management services fees	9,204
Distribution and/or service fees	207
Other expenses	707
Trustees’ deferred compensation plan	80,549
Total liabilities	13,121,465
Net assets applicable to outstanding capital stock	$842,790,309
Represented by
Paid in capital	849,917,022
Total distributable earnings (loss) (Note 2)	(7,126,713)
Total - representing net assets applicable to outstanding capital stock	$842,790,309
Class A
Net assets	$35,707,280
Shares outstanding	3,245,172
Net asset value per share	$11.00
Class C
Net assets	$2,800,856
Shares outstanding	254,597
Net asset value per share	$11.00
Institutional Class
Net assets	$323,226,269
Shares outstanding	29,367,117
Net asset value per share	$11.01
Institutional 2 Class
Net assets	$35,855,471
Shares outstanding	3,264,323
Net asset value per share	$10.98
Institutional 3 Class
Net assets	$445,200,433
Shares outstanding	40,214,990
Net asset value per share	$11.07
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Treasury Index Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — affiliated issuers	$90,203
Interest	18,849,030
Interfund lending	1,364
Total income	18,940,597
Expenses:
Management services fees	3,308,567
Distribution and/or service fees
Class A	98,428
Class C	28,498
Class T	910
Compensation of board members	25,330
Other	6,004
Total expenses	3,467,737
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,685,617)
Fees waived by distributor
Class A	(39,371)
Class C	(4,275)
Expense reduction	(740)
Total net expenses	1,737,734
Net investment income	17,202,863
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,785,652)
Investments — affiliated issuers	(105)
Net realized loss	(8,785,757)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	27,147,628
Investments — affiliated issuers	170
Net change in unrealized appreciation (depreciation)	27,147,798
Net realized and unrealized gain	18,362,041
Net increase in net assets resulting from operations	$35,564,904
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2019	11

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$17,202,863	$11,945,454
Net realized loss	(8,785,757)	(1,673,962)
Net change in unrealized appreciation (depreciation)	27,147,798	(19,230,056)
Net increase (decrease) in net assets resulting from operations	35,564,904	(8,958,564)
Distributions to shareholders
Net investment income and net realized gains
Class A	(759,024)
Class C	(34,843)
Institutional Class	(7,244,366)
Institutional 2 Class	(687,286)
Institutional 3 Class	(8,454,064)
Class T	(6,496)
Net investment income
Class A		(720,758)
Class B		(18)
Class C		(41,678)
Institutional Class		(6,320,441)
Institutional 2 Class		(458,453)
Institutional 3 Class		(4,314,937)
Class T		(14,159)
Total distributions to shareholders (Note 2)	(17,186,079)	(11,870,444)
Increase (decrease) in net assets from capital stock activity	(50,812,235)	181,178,272
Total increase (decrease) in net assets	(32,433,410)	160,349,264
Net assets at beginning of year	875,223,719	714,874,455
Net assets at end of year	$842,790,309	$875,223,719
Excess of distributions over net investment income	$(150,984)	$(167,768)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Treasury Index Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,958,468	21,152,533	1,596,036	17,578,648
Distributions reinvested	32,738	354,246	29,486	324,150
Redemptions	(2,939,783)	(31,699,541)	(1,799,809)	(19,759,588)
Net decrease	(948,577)	(10,192,762)	(174,287)	(1,856,790)
Class B
Redemptions	—	—	(1,043)	(11,579)
Net decrease	—	—	(1,043)	(11,579)
Class C
Subscriptions	151,384	1,642,311	54,103	600,168
Distributions reinvested	3,109	33,668	3,667	40,316
Redemptions	(285,372)	(3,086,609)	(299,567)	(3,305,094)
Net decrease	(130,879)	(1,410,630)	(241,797)	(2,664,610)
Institutional Class
Subscriptions	14,378,476	154,460,051	8,157,172	90,001,075
Distributions reinvested	617,402	6,681,607	506,632	5,564,004
Redemptions	(22,177,109)	(237,912,275)	(6,514,138)	(71,988,194)
Net increase (decrease)	(7,181,231)	(76,770,617)	2,149,666	23,576,885
Institutional 2 Class
Subscriptions	1,549,123	16,720,324	1,267,931	13,894,932
Distributions reinvested	6,784	73,411	5,577	61,149
Redemptions	(1,154,144)	(12,445,281)	(660,841)	(7,215,644)
Net increase	401,763	4,348,454	612,667	6,740,437
Institutional 3 Class
Subscriptions	21,457,014	233,068,581	18,967,087	206,143,368
Distributions reinvested	776,067	8,453,857	391,100	4,314,719
Redemptions	(19,174,006)	(207,667,463)	(4,877,119)	(53,811,468)
Net increase	3,059,075	33,854,975	14,481,068	156,646,619
Class T
Subscriptions	—	—	6	63
Distributions reinvested	558	5,991	1,273	14,020
Redemptions	(60,153)	(647,646)	(114,693)	(1,266,773)
Net decrease	(59,595)	(641,655)	(113,414)	(1,252,690)
Total net increase (decrease)	(4,859,444)	(50,812,235)	16,712,860	181,178,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$10.75	0.21	0.25	0.46	(0.21)	—	(0.21)
Year Ended 4/30/2018	$11.06	0.16	(0.31)	(0.15)	(0.16)	—	(0.16)
Year Ended 4/30/2017	$11.34	0.14	(0.25)	(0.11)	(0.14)	(0.03)	(0.17)
Year Ended 4/30/2016	$11.28	0.14	0.12	0.26	(0.14)	(0.06)	(0.20)
Year Ended 4/30/2015	$11.03	0.15	0.26	0.41	(0.15)	(0.01)	(0.16)
Class C
Year Ended 4/30/2019	$10.75	0.13	0.25	0.38	(0.13)	—	(0.13)
Year Ended 4/30/2018	$11.06	0.09	(0.31)	(0.22)	(0.09)	—	(0.09)
Year Ended 4/30/2017	$11.34	0.06	(0.24)	(0.18)	(0.07)	(0.03)	(0.10)
Year Ended 4/30/2016	$11.28	0.07	0.12	0.19	(0.07)	(0.06)	(0.13)
Year Ended 4/30/2015	$11.02	0.07	0.27	0.34	(0.07)	(0.01)	(0.08)
Institutional Class
Year Ended 4/30/2019	$10.75	0.22	0.27	0.49	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.06	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Year Ended 4/30/2017	$11.34	0.16	(0.25)	(0.09)	(0.16)	(0.03)	(0.19)
Year Ended 4/30/2016	$11.28	0.16	0.12	0.28	(0.16)	(0.06)	(0.22)
Year Ended 4/30/2015	$11.02	0.17	0.27	0.44	(0.17)	(0.01)	(0.18)
Institutional 2 Class
Year Ended 4/30/2019	$10.73	0.23	0.25	0.48	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.04	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Year Ended 4/30/2017	$11.32	0.16	(0.25)	(0.09)	(0.16)	(0.03)	(0.19)
Year Ended 4/30/2016	$11.26	0.16	0.12	0.28	(0.16)	(0.06)	(0.22)
Year Ended 4/30/2015	$11.01	0.17	0.26	0.43	(0.17)	(0.01)	(0.18)
Institutional 3 Class
Year Ended 4/30/2019	$10.81	0.23	0.26	0.49	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.13	0.18	(0.32)	(0.14)	(0.18)	—	(0.18)
Year Ended 4/30/2017(d)	$11.02	0.03	0.11 (e)	0.14	(0.03)	—	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Treasury Index Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$11.00	4.32%	0.65%	0.35% (c)	1.93%	50%	$35,707
Year Ended 4/30/2018	$10.75	(1.35%)	0.65%	0.35% (c)	1.49%	27%	$45,074
Year Ended 4/30/2017	$11.06	(0.94%)	0.65%	0.35% (c)	1.27%	50%	$48,312
Year Ended 4/30/2016	$11.34	2.38%	0.66%	0.35% (c)	1.30%	91%	$41,893
Year Ended 4/30/2015	$11.28	3.70%	0.66%	0.38% (c)	1.33%	65%	$31,946
Class C
Year Ended 4/30/2019	$11.00	3.59%	1.40%	1.05% (c)	1.23%	50%	$2,801
Year Ended 4/30/2018	$10.75	(2.03%)	1.41%	1.05% (c)	0.78%	27%	$4,143
Year Ended 4/30/2017	$11.06	(1.63%)	1.40%	1.05% (c)	0.56%	50%	$6,938
Year Ended 4/30/2016	$11.34	1.67%	1.41%	1.05% (c)	0.59%	91%	$9,892
Year Ended 4/30/2015	$11.28	3.11%	1.41%	1.05% (c)	0.66%	65%	$7,124
Institutional Class
Year Ended 4/30/2019	$11.01	4.57%	0.40%	0.20% (c)	2.08%	50%	$323,226
Year Ended 4/30/2018	$10.75	(1.20%)	0.40%	0.20% (c)	1.64%	27%	$392,889
Year Ended 4/30/2017	$11.06	(0.79%)	0.40%	0.20% (c)	1.42%	50%	$380,519
Year Ended 4/30/2016	$11.34	2.54%	0.41%	0.20% (c)	1.44%	91%	$274,641
Year Ended 4/30/2015	$11.28	3.98%	0.41%	0.20% (c)	1.51%	65%	$247,434
Institutional 2 Class
Year Ended 4/30/2019	$10.98	4.48%	0.40%	0.20%	2.10%	50%	$35,855
Year Ended 4/30/2018	$10.73	(1.20%)	0.40%	0.20%	1.65%	27%	$30,710
Year Ended 4/30/2017	$11.04	(0.80%)	0.41%	0.20%	1.45%	50%	$24,839
Year Ended 4/30/2016	$11.32	2.54%	0.41%	0.20%	1.45%	91%	$3,906
Year Ended 4/30/2015	$11.26	3.89%	0.41%	0.20%	1.50%	65%	$2,600
Institutional 3 Class
Year Ended 4/30/2019	$11.07	4.56%	0.40%	0.20%	2.10%	50%	$445,200
Year Ended 4/30/2018	$10.81	(1.27%)	0.40%	0.20%	1.66%	27%	$401,768
Year Ended 4/30/2017(d)	$11.13	1.24%	0.40% (f)	0.20% (f)	1.52% (f)	50%	$252,341
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2019	15

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
16	Columbia U.S. Treasury Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia U.S. Treasury Index Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
April 30, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
18	Columbia U.S. Treasury Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $740.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the service fee for Class A and Class C shares so that the service fee does not exceed 0.15% annually of the average daily net assets attributable to each such share class. This arrangement may be modified or terminated by the Distributor at any time.
Columbia U.S. Treasury Index Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
April 30, 2019
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.70% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class C	128
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2019
Class A	0.45%
Class C	1.20
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class A and Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
20	Columbia U.S. Treasury Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019			Year Ended April 30, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,186,079	—	17,186,079	11,870,444	—	11,870,444
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,315,230	—	(11,832,529)	4,856,800
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
832,282,208	7,955,513	(3,098,713)	4,856,800
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
3,903,007	7,929,522	11,832,529	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $414,996,740 and $468,184,473, respectively, for the year ended April 30, 2019, of which $414,996,740 and $468,184,182, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia U.S. Treasury Index Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
April 30, 2019
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	6,000,000	2.73	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
22	Columbia U.S. Treasury Index Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Shareholder concentration risk
At April 30, 2019, affiliated shareholders of record owned 81.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia U.S. Treasury Index Fund | Annual Report 2019	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Treasury Index Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
24	Columbia U.S. Treasury Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia U.S. Treasury Index Fund | Annual Report 2019	25

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
26	Columbia U.S. Treasury Index Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia U.S. Treasury Index Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
28	Columbia U.S. Treasury Index Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Treasury Index Fund | Annual Report 2019	29

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Columbia U.S. Treasury Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN237_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia Corporate Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Corporate Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Corporate Income Fund (the Fund) seeks total return, consisting primarily of current income and secondarily of capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2011
Timothy Doubek, CFA
Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	5.93	2.75	6.76
	Including sales charges		0.92	1.75	6.25
Advisor Class*		11/08/12	6.20	3.00	7.04
Class C	Excluding sales charges	07/15/02	5.29	2.14	6.13
	Including sales charges		4.29	2.14	6.13
Institutional Class		03/05/86	6.19	3.00	7.03
Institutional 2 Class*		11/08/12	6.29	3.12	7.12
Institutional 3 Class*		11/08/12	6.34	3.17	7.16
Blended Benchmark			6.55	3.79	6.92
Bloomberg Barclays U.S. Corporate Bond Index			6.50	3.58	6.35
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg Barclays U.S. Corporate Bond Index and a 15% weighting in the ICE Bank of America Merrill Lynch (ICE BofAML) U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The Bloomberg Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Corporate Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2019)
Common Stocks	0.0 (a)
Corporate Bonds & Notes	91.1
Money Market Funds	3.2
Senior Loans	0.3
U.S. Treasury Obligations	5.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2019)
AAA rating	5.5
AA rating	1.5
A rating	17.8
BBB rating	64.4
BB rating	3.9
B rating	5.5
CCC rating	1.3
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Corporate Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 5.93% excluding sales charges. During the same 12-month period, the Fund’s Blended Benchmark returned 6.55%, while the Bloomberg Barclays U.S. Corporate Index returned 6.50%. Positive contributions to performance relative to the benchmark were led by the Fund’s overweight stance with respect to credit risk and issuer selection, while positioning with respect to interest rates and industry allocation decisions detracted.
Risk sentiment driven by shifting Federal Reserve posture
As the period opened, credit sentiment was bolstered by positive economic growth, strong corporate profits and the supportive tax legislation passed at the end of 2017. The outlook was clouded to some degree by the Trump administration’s escalating anti-free trade rhetoric, which led to bouts of market volatility. In addition to keeping a wary eye on trade disputes, fixed income investors focused on the trajectory of efforts by the U.S. Federal Reserve (the Fed) to “normalize” interest rates. With inflation hovering near its 2% target and the vast majority of companies reporting above-expectation second quarter earnings, the Fed began to foreshadow a more hawkish stance as the period progressed. At its June 13 meeting, the Fed increased the target range for its benchmark overnight lending rate by 25 basis points to between 1.75% and 2.00%. Promising economic data would subsequently lead the markets to anticipate two additional rate hikes before the end of 2018. Indeed, at its September meeting, the Fed implemented another quarter-point hike in the fed funds rate to the 2.00%-2.25% range while signaling the likelihood of a December increase. Entering the fourth quarter of 2018, stress began to rise in the credit markets and spreads started to widen.
In mid-December, the Fed met expectations and raised its short-term rate target to the 2.25%-2.50% range, while noting the potential for two additional hikes in 2019. In combination with the ongoing Brexit debacle and signs of slowing global growth, fears that the Fed would overshoot on rates led to a spike in volatility for risk assets. Over the last three months of 2018, the 10-year Treasury yield declined from 3.05% to 2.69% as investors sought a safe haven. Energy-related issues were battered as crude oil prices plunged over the fourth quarter on concerns around a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.
Risk-oriented assets rebounded sharply in January of 2019 as the Fed pivoted to a more dovish tone, announcing an early end to its balance sheet reduction program and indicating it was leaning toward putting rate increases on pause. Weak economic data out of the eurozone and China led to renewed accommodation from the European Central Bank and the People’s Bank of China, to go along with the Fed’s actions. Modest progress on trade matters, a firming in oil prices and positive corporate earnings reports also helped boost credit sentiment. While the overall pace of gains moderated and there was some interim volatility, credit sensitive assets continued to outperform through the end of April 2019.
Yields finished lower along the length of the U.S. Treasury curve over the 12-month period ended April 30, 2019, with yields on intermediate maturities experiencing the biggest declines. To illustrate, the two-year Treasury yield fell 22 basis points from 2.49% to 2.27%, the five-year declined 49 basis points from 2.79% to 2.28%, the 10-year declined 46 basis points from 2.95% to 2.51%, the 20-year declined 26 basis points from 3.01% to 2.75%, and the 30-year yield declined 18 basis points from 3.11% to 2.93%.
Contributors and detractors
Positive contributions to performance relative to the benchmark were led by the Fund’s overweight stance with respect to credit risk, as both investment grade and high yield corporate spreads tightened over the 12 months. This was partially offset by industry weighting within corporate credit, primarily due to an overweight to utilities, specifically electric utilities.
Issuer selection contributed meaningfully to the Fund’s performance, with positive contributions led by energy names including Duke Energy, DTE Energy and CMS Energy. Partially offsetting these favorable selections were overweight positions in laggards CVS Health Corp and Pacific Gas & Electric.
The Fund’s stance with respect to overall portfolio duration (and corresponding interest rate sensitivity) and yield curve positioning detracted modestly, as the Fund was consistently short duration as Treasury yields declined along the curve beyond two years.
Columbia Corporate Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At period’s end
Despite the recent outperformance of the BBB-rated segment, we continued to find value in a number of issues in the BBB credit quality range where management teams have been taking proactive actions to reduce leverage, such as cutting dividends and selling assets. With that said, many of the companies we follow are part of the share buyback and increased dividend phenomenon. In addition, we have seen cases where expectations for post-acquisition deleveraging have not been met. Given the advanced stage of the economic cycle, we expect management teams of the companies we hold to shepherd cash in order to be positioned to weather any headwinds resulting from a deterioration in either the macro environment or conditions for their respective industries.
While the Fund continued to be overweight credit risk, this tilt has been slightly reduced since the beginning of 2019. We continued to favor non-cyclical industries in this environment, most notably food & beverage and electric utilities. The portfolio’s food & beverage overweight increased late in the period as the Fund purchased the new issue of Mars, a high-quality, infrequent issuer, and increased positions in Anheuser-Busch InBev and Conagra. The electric utility overweight was reduced over the same period primarily in order to fund purchases elsewhere.
On balance, we remain constructive on U.S. corporate credit, as we believe the asset class is supported by positive supply and demand factors and attractive yields relative to those offered globally. We view the most immediate risks within the market to be issuer-specific and are focused on investing in management teams that we believe are demonstrating good stewardship of their balance sheets.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Corporate Income Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.30	1,020.23	4.71	4.61	0.92
Advisor Class	1,000.00	1,000.00	1,067.80	1,021.47	3.44	3.36	0.67
Class C	1,000.00	1,000.00	1,063.30	1,017.26	7.78	7.60	1.52
Institutional Class	1,000.00	1,000.00	1,066.70	1,021.47	3.43	3.36	0.67
Institutional 2 Class	1,000.00	1,000.00	1,068.30	1,021.92	2.97	2.91	0.58
Institutional 3 Class	1,000.00	1,000.00	1,068.50	1,022.17	2.72	2.66	0.53
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Corporate Income Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Insurance 0.0%
Mr. Cooper Group, Inc.(a)	1,782	15,325
WMI Holdings Corp. Escrow(a),(b),(c),(d)	1,075	—
Total		15,325
Total Financials		15,325
Total Common Stocks (Cost $1,077,470)		15,325

Corporate Bonds & Notes 89.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.1%
Arconic, Inc.
04/15/2021	5.400%	408,000	420,635
Bombardier, Inc.(e)
12/01/2024	7.500%	337,000	342,526
03/15/2025	7.500%	108,000	108,379
Northrop Grumman Corp.
01/15/2028	3.250%	20,490,000	20,139,908
TransDigm, Inc.(e)
03/15/2026	6.250%	951,000	990,382
03/15/2027	7.500%	319,000	328,927
TransDigm, Inc.
06/15/2026	6.375%	1,120,000	1,121,860
Total			23,452,617
Automotive 0.5%
Delphi Technologies PLC(e)
10/01/2025	5.000%	155,000	142,231
Ford Motor Co.
01/15/2043	4.750%	2,145,000	1,822,137
12/08/2046	5.291%	2,796,000	2,539,914
IHO Verwaltungs GmbH PIK(e)
09/15/2023	4.500%	204,000	206,123
Panther BF Aggregator 2 LP/Finance Co., Inc.(e)
05/15/2026	6.250%	179,000	187,071
05/15/2027	8.500%	173,000	178,738
Total			5,076,214
Banking 14.3%
Ally Financial, Inc.
11/01/2031	8.000%	138,000	176,997
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Express Co.
08/01/2022	2.500%	9,590,000	9,483,954
02/27/2023	3.400%	4,365,000	4,439,144
Bank of America Corp.(f)
01/20/2028	3.824%	14,325,000	14,577,908
12/20/2028	3.419%	5,770,000	5,668,067
Bank of Montreal
03/26/2022	2.900%	11,500,000	11,525,495
Capital One Financial Corp.
01/31/2028	3.800%	11,255,000	11,127,638
Capital One NA
08/08/2022	2.650%	4,812,000	4,764,568
Citigroup, Inc.(f)
03/20/2030	3.980%	12,285,000	12,519,005
Goldman Sachs Group, Inc. (The)(f)
05/01/2029	4.223%	22,873,000	23,405,026
JPMorgan Chase & Co.(f),(g)
05/06/2030	3.702%	27,780,000	27,836,505
Morgan Stanley
07/27/2026	3.125%	1,855,000	1,810,697
Morgan Stanley(f)
01/23/2030	4.431%	9,004,000	9,530,788
Washington Mutual Bank(b),(d),(h)
Subordinated
01/15/2015	0.000%	6,350,000	9,525
Wells Fargo & Co.
10/23/2026	3.000%	21,195,000	20,624,007
Total			157,499,324
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(e)
07/15/2025	6.875%	553,000	545,311
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(e)
12/15/2023	5.750%	545,000	565,918
05/15/2026	5.875%	499,000	515,917
Beacon Roofing Supply, Inc.(e)
11/01/2025	4.875%	494,000	475,225
Core & Main LP(e)
08/15/2025	6.125%	434,000	432,159
James Hardie International Finance DAC(e)
01/15/2028	5.000%	204,000	198,931
Total			2,188,150
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Corporate Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 3.1%
CCO Holdings LLC/Capital Corp.(e)
04/01/2024	5.875%	319,000	332,982
05/01/2025	5.375%	211,000	218,388
02/15/2026	5.750%	481,000	502,626
05/01/2027	5.125%	465,000	472,184
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	5,800,000	5,806,090
CSC Holdings LLC(e)
12/15/2021	5.125%	182,000	182,270
07/15/2023	5.375%	576,000	589,761
10/15/2025	10.875%	260,000	298,933
05/15/2026	5.500%	710,000	730,014
04/15/2027	5.500%	229,000	236,051
02/01/2028	5.375%	231,000	235,580
04/01/2028	7.500%	536,000	584,271
02/01/2029	6.500%	37,000	39,729
DISH DBS Corp.
11/15/2024	5.875%	531,000	458,160
07/01/2026	7.750%	659,000	589,864
Intelsat Jackson Holdings SA(e)
10/15/2024	8.500%	337,000	333,632
Radiate HoldCo LLC/Finance, Inc.(e)
02/15/2025	6.625%	445,000	437,416
Sirius XM Radio, Inc.(e)
07/15/2026	5.375%	562,000	578,192
Sky PLC(e)
11/26/2022	3.125%	3,710,000	3,744,258
09/16/2024	3.750%	11,122,000	11,503,329
Time Warner Cable LLC
09/15/2042	4.500%	2,940,000	2,613,363
Unitymedia GmbH(e)
01/15/2025	6.125%	260,000	269,674
Unitymedia Hessen GmbH & Co. KG NRW(e)
01/15/2025	5.000%	794,000	812,972
Viasat, Inc.(e)
04/15/2027	5.625%	103,000	105,615
Virgin Media Finance PLC(e)
01/15/2025	5.750%	590,000	603,113
Virgin Media Secured Finance PLC(e)
01/15/2026	5.250%	530,000	538,732
Ziggo Bond Finance BV(e)
01/15/2027	6.000%	610,000	599,472
Ziggo BV(e)
01/15/2027	5.500%	376,000	375,930
Total			33,792,601
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.8%
Alpha 2 BV(e)
06/01/2023	8.750%	222,000	220,565
Angus Chemical Co.(e)
02/15/2023	8.750%	437,000	439,721
Atotech U.S.A., Inc.(e)
02/01/2025	6.250%	397,000	402,956
Axalta Coating Systems LLC(e)
08/15/2024	4.875%	203,000	204,229
Chemours Co. (The)
05/15/2023	6.625%	295,000	305,440
DowDuPont, Inc.
11/15/2048	5.419%	2,755,000	3,179,171
INEOS Group Holdings SA(e)
08/01/2024	5.625%	349,000	352,616
LYB International Finance BV
03/15/2044	4.875%	955,000	952,608
Platform Specialty Products Corp.(e)
12/01/2025	5.875%	774,000	793,578
PQ Corp.(e)
11/15/2022	6.750%	1,045,000	1,084,065
12/15/2025	5.750%	359,000	358,274
SPCM SA(e)
09/15/2025	4.875%	169,000	164,863
Starfruit Finco BV/US Holdco LLC(e)
10/01/2026	8.000%	614,000	630,289
Total			9,088,375
Construction Machinery 0.1%
H&E Equipment Services, Inc.
09/01/2025	5.625%	336,000	342,630
Ritchie Bros. Auctioneers, Inc.(e)
01/15/2025	5.375%	326,000	334,541
United Rentals North America, Inc.
09/15/2026	5.875%	454,000	474,415
12/15/2026	6.500%	170,000	181,960
05/15/2027	5.500%	345,000	355,339
United Rentals North America, Inc.(g)
01/15/2030	5.250%	6,000	6,030
Total			1,694,915
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/2020	8.750%	231,000	227,698
12/01/2022	7.875%	410,000	410,767
09/01/2023	7.625%	167,000	147,102

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
APX Group, Inc.(e),(g)
11/01/2024	8.500%	196,000	194,595
frontdoor, Inc.(e)
08/15/2026	6.750%	144,000	151,201
Total			1,131,363
Consumer Products 0.2%
Energizer Holdings, Inc.(e)
07/15/2026	6.375%	140,000	144,598
01/15/2027	7.750%	159,000	172,054
Mattel, Inc.(e)
12/31/2025	6.750%	223,000	223,336
Prestige Brands, Inc.(e)
03/01/2024	6.375%	428,000	441,630
Resideo Funding, Inc.(e)
11/01/2026	6.125%	165,000	171,272
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	266,000	276,819
Spectrum Brands, Inc.
11/15/2022	6.625%	193,000	197,622
07/15/2025	5.750%	581,000	595,556
Valvoline, Inc.
07/15/2024	5.500%	166,000	170,961
Total			2,393,848
Diversified Manufacturing 1.6%
CFX Escrow Corp.(e)
02/15/2024	6.000%	76,000	78,967
02/15/2026	6.375%	91,000	96,461
Gates Global LLC/Co.(e)
07/15/2022	6.000%	268,000	268,750
Stevens Holding Co., Inc.(e)
10/01/2026	6.125%	86,000	90,530
United Technologies Corp.
11/01/2026	2.650%	4,040,000	3,870,793
11/16/2028	4.125%	11,635,000	12,133,467
Welbilt, Inc.
02/15/2024	9.500%	68,000	73,539
WESCO Distribution, Inc.
12/15/2021	5.375%	775,000	783,944
Zekelman Industries, Inc.(e)
06/15/2023	9.875%	394,000	415,800
Total			17,812,251
Electric 19.6%
AES Corp. (The)
03/15/2023	4.500%	320,000	324,703
05/15/2026	6.000%	216,000	229,065
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.
01/15/2025	5.750%	230,000	227,669
Calpine Corp.(e)
06/01/2026	5.250%	309,000	309,764
Clearway Energy Operating LLC
08/15/2024	5.375%	655,000	665,513
09/15/2026	5.000%	121,000	118,440
CMS Energy Corp.
03/01/2024	3.875%	8,145,000	8,350,783
11/15/2025	3.600%	10,564,000	10,664,474
02/15/2027	2.950%	12,221,000	11,693,615
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	900,000	874,639
DTE Energy Co.
06/01/2024	3.500%	5,917,000	5,998,347
10/01/2026	2.850%	25,086,000	23,991,799
Duke Energy Corp.
10/15/2023	3.950%	6,183,000	6,423,982
09/01/2026	2.650%	3,820,000	3,652,955
08/15/2027	3.150%	9,660,000	9,518,442
Edison International
09/15/2022	2.400%	5,838,000	5,557,286
Emera U.S. Finance LP
06/15/2026	3.550%	13,000,000	12,847,718
06/15/2046	4.750%	7,383,000	7,549,649
Eversource Energy
01/15/2025	3.150%	2,695,000	2,694,412
Indiana Michigan Power Co.
07/01/2047	3.750%	5,595,000	5,284,215
Mississippi Power Co.
03/30/2028	3.950%	14,219,000	14,447,457
NextEra Energy Operating Partners LP(e)
09/15/2027	4.500%	425,000	418,843
NRG Energy, Inc.
01/15/2027	6.625%	569,000	607,611
Pattern Energy Group, Inc.(e)
02/01/2024	5.875%	282,000	290,374
Progress Energy, Inc.
04/01/2022	3.150%	20,570,000	20,664,437
Sierra Pacific Power Co.
05/01/2026	2.600%	4,900,000	4,695,611
Southern California Edison Co.
10/01/2043	4.650%	295,000	297,877
Southern Co. (The)
07/01/2026	3.250%	6,718,000	6,625,043
07/01/2046	4.400%	2,460,000	2,474,081
TerraForm Power Operating LLC(e)
01/31/2028	5.000%	466,000	459,989

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Corporate Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Energy Corp.
11/01/2024	7.625%	244,000	257,420
Vistra Operations Co. LLC(e)
09/01/2026	5.500%	159,000	163,790
02/15/2027	5.625%	408,000	419,309
WEC Energy Group, Inc.
06/15/2025	3.550%	14,637,000	14,955,721
Xcel Energy, Inc.
06/01/2025	3.300%	4,430,000	4,460,851
12/01/2026	3.350%	28,015,000	28,055,678
Total			216,271,562
Environmental 0.0%
GFL Environmental, Inc.(e)
03/01/2023	5.375%	80,000	77,790
05/01/2027	8.500%	177,000	184,275
Hulk Finance Corp.(e)
06/01/2026	7.000%	57,000	55,330
Total			317,395
Finance Companies 2.7%
Avolon Holdings Funding Ltd.(e)
01/15/2023	5.500%	437,000	457,533
10/01/2023	5.125%	322,000	334,016
05/15/2024	5.250%	100,000	104,503
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	12,001,000	11,872,733
11/15/2035	4.418%	14,920,000	13,917,779
iStar, Inc.
04/01/2022	6.000%	422,000	431,887
Navient Corp.
07/26/2021	6.625%	258,000	271,161
06/15/2022	6.500%	162,000	170,613
01/25/2023	5.500%	481,000	490,165
10/25/2024	5.875%	111,000	111,591
Provident Funding Associates LP/Finance Corp.(e)
06/15/2025	6.375%	576,000	534,097
Quicken Loans, Inc.(e)
05/01/2025	5.750%	526,000	533,806
01/15/2028	5.250%	150,000	145,510
Springleaf Finance Corp.
03/15/2023	5.625%	339,000	352,760
03/15/2024	6.125%	415,000	438,239
03/15/2025	6.875%	173,000	185,514
Total			30,351,907
Food and Beverage 5.4%
Anheuser-Busch InBev Worldwide, Inc.(e)
02/01/2046	4.900%	18,026,000	18,256,499
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Anheuser-Busch InBev Worldwide, Inc.
01/23/2059	5.800%	1,355,000	1,542,075
B&G Foods, Inc.
04/01/2025	5.250%	298,000	293,633
Bacardi Ltd.(e)
05/15/2048	5.300%	14,015,000	13,553,150
Conagra Brands, Inc.
11/01/2048	5.400%	2,790,000	2,904,490
Darling Ingredients, Inc.(e)
04/15/2027	5.250%	43,000	43,819
FAGE International SA/U.S.A. Dairy Industry, Inc.(e)
08/15/2026	5.625%	319,000	268,645
JM Smucker Co. (The)
12/06/2019	2.200%	4,135,000	4,118,692
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	12,498,000	11,083,689
Mars, Inc.(e)
04/01/2059	4.200%	3,615,000	3,632,677
Post Holdings, Inc.(e)
03/01/2025	5.500%	101,000	103,335
08/15/2026	5.000%	488,000	485,889
03/01/2027	5.750%	587,000	601,957
01/15/2028	5.625%	209,000	211,194
Sysco Corp.
07/15/2021	2.500%	2,055,000	2,043,757
Total			59,143,501
Gaming 0.5%
Boyd Gaming Corp.
05/15/2023	6.875%	297,000	307,802
04/01/2026	6.375%	127,000	133,632
08/15/2026	6.000%	210,000	218,165
Caesars Resort Collection LLC/CRC Finco, Inc.(e)
10/15/2025	5.250%	165,000	161,262
Eldorado Resorts, Inc.
04/01/2025	6.000%	498,000	514,955
09/15/2026	6.000%	210,000	218,467
International Game Technology PLC(e)
02/15/2022	6.250%	542,000	567,834
02/15/2025	6.500%	357,000	380,172
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	104,000	109,365
09/01/2026	4.500%	122,000	120,764
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(e)
02/01/2027	5.750%	207,000	217,634
MGM Resorts International
03/15/2023	6.000%	281,000	299,928

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(e)
01/15/2027	5.625%	221,000	218,268
Rivers Pittsburgh Borrower LP/Finance Corp.(e)
08/15/2021	6.125%	117,000	118,637
Scientific Games International, Inc.
12/01/2022	10.000%	285,000	300,632
Scientific Games International, Inc.(e)
10/15/2025	5.000%	597,000	594,479
03/15/2026	8.250%	453,000	468,521
Stars Group Holdings BV/Co-Borrower LLC(e)
07/15/2026	7.000%	156,000	163,529
Wynn Las Vegas LLC/Capital Corp.(e)
03/01/2025	5.500%	173,000	174,879
Total			5,288,925
Health Care 4.6%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	26,000	26,261
03/01/2024	6.500%	360,000	371,721
Avantor, Inc.(e)
10/01/2025	9.000%	306,000	332,793
Becton Dickinson and Co.
06/06/2024	3.363%	8,225,000	8,244,806
06/06/2027	3.700%	5,020,000	4,998,319
Cardinal Health, Inc.
06/15/2047	4.368%	6,690,000	5,862,360
Change Healthcare Holdings LLC/Finance, Inc.(e)
03/01/2025	5.750%	381,000	377,853
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	235,000	228,797
CVS Health Corp.
03/25/2025	4.100%	2,315,000	2,357,830
03/25/2048	5.050%	12,720,000	12,567,131
DaVita, Inc.
07/15/2024	5.125%	382,000	382,117
Express Scripts Holding Co.
11/30/2020	2.600%	4,425,000	4,402,592
Halfmoon Parent, Inc.(e)
12/15/2048	4.900%	5,525,000	5,576,371
HCA, Inc.
02/01/2025	5.375%	429,000	451,414
02/15/2026	5.875%	335,000	360,894
09/01/2028	5.625%	428,000	455,769
02/01/2029	5.875%	184,000	197,791
McKesson Corp.
05/30/2029	4.750%	670,000	701,359
MPH Acquisition Holdings LLC(e)
06/01/2024	7.125%	465,000	467,022
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Polaris Intermediate Corp. PIK(e)
12/01/2022	8.500%	52,000	51,931
Sotera Health Holdings LLC(e)
05/15/2023	6.500%	474,000	478,965
Tenet Healthcare Corp.
06/01/2020	4.750%	638,000	645,975
04/01/2022	8.125%	129,000	137,755
06/15/2023	6.750%	109,000	111,180
07/15/2024	4.625%	362,000	362,939
08/01/2025	7.000%	189,000	191,336
Tenet Healthcare Corp.(e)
02/01/2027	6.250%	345,000	359,609
Total			50,702,890
Healthcare Insurance 0.2%
Aetna, Inc.
08/15/2047	3.875%	862,000	731,749
Centene Corp.
02/15/2024	6.125%	278,000	291,170
Centene Corp.(e)
06/01/2026	5.375%	618,000	643,797
WellCare Health Plans, Inc.
04/01/2025	5.250%	286,000	295,353
WellCare Health Plans, Inc.(e)
08/15/2026	5.375%	281,000	293,892
Total			2,255,961
Home Construction 0.2%
Lennar Corp.
12/15/2021	6.250%	271,000	285,991
04/30/2024	4.500%	562,000	572,673
11/15/2024	5.875%	195,000	210,117
Meritage Homes Corp.
06/01/2025	6.000%	509,000	540,939
Shea Homes LP/Funding Corp.(e)
04/01/2023	5.875%	41,000	40,993
Taylor Morrison Communities, Inc./Holdings II(e)
04/15/2021	5.250%	355,000	355,887
Total			2,006,600
Independent Energy 1.5%
California Resources Corp.(e)
12/15/2022	8.000%	129,000	98,231
Callon Petroleum Co.
07/01/2026	6.375%	645,000	660,642
Canadian Natural Resources Ltd.
06/01/2027	3.850%	1,705,000	1,723,061

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Corporate Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	574,000	558,514
Centennial Resource Production LLC(e)
01/15/2026	5.375%	454,000	446,432
04/01/2027	6.875%	140,000	145,313
Chesapeake Energy Corp.
10/01/2026	7.500%	233,000	228,615
CrownRock LP/Finance, Inc.(e)
10/15/2025	5.625%	680,000	673,305
Endeavor Energy Resources LP/Finance, Inc.(e)
01/30/2028	5.750%	140,000	149,967
Extraction Oil & Gas, Inc.(e)
05/15/2024	7.375%	178,000	164,221
02/01/2026	5.625%	90,000	73,957
Halcon Resources Corp.
02/15/2025	6.750%	344,000	220,838
Hess Corp.
04/01/2047	5.800%	1,870,000	2,024,591
Indigo Natural Resources LLC(e)
02/15/2026	6.875%	190,000	176,424
Jagged Peak Energy LLC
05/01/2026	5.875%	411,000	414,418
Matador Resources Co.
09/15/2026	5.875%	406,000	409,897
MEG Energy Corp.(e)
01/15/2025	6.500%	100,000	100,929
Noble Energy, Inc.
11/15/2043	5.250%	2,148,000	2,254,650
Parsley Energy LLC/Finance Corp.(e)
06/01/2024	6.250%	163,000	169,530
01/15/2025	5.375%	195,000	198,346
08/15/2025	5.250%	352,000	356,806
10/15/2027	5.625%	369,000	380,259
PDC Energy, Inc.
09/15/2024	6.125%	302,000	306,559
QEP Resources, Inc.
03/01/2026	5.625%	208,000	195,015
SM Energy Co.
06/01/2025	5.625%	85,000	80,102
09/15/2026	6.750%	450,000	432,117
Woodside Finance Ltd.(e)
03/04/2029	4.500%	3,075,000	3,147,484
WPX Energy, Inc.
01/15/2022	6.000%	140,000	146,233
09/15/2024	5.250%	737,000	760,944
06/01/2026	5.750%	241,000	249,690
Total			16,947,090
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.0%
Live Nation Entertainment, Inc.(e)
11/01/2024	4.875%	171,000	174,573
Viking Cruises Ltd.(e)
09/15/2027	5.875%	311,000	310,533
Total			485,106
Life Insurance 5.8%
American International Group, Inc.
07/10/2025	3.750%	3,970,000	4,012,860
Brighthouse Financial, Inc.
06/22/2047	4.700%	325,000	266,182
Five Corners Funding Trust(e)
11/15/2023	4.419%	23,065,000	24,335,235
Guardian Life Insurance Co. of America (The)(e)
Subordinated
06/19/2064	4.875%	5,735,000	6,108,538
Massachusetts Mutual Life Insurance Co.(e)
Subordinated
04/01/2077	4.900%	4,607,000	4,910,878
New York Life Insurance Co.(e)
Subordinated
05/15/2069	4.450%	2,145,000	2,189,940
Peachtree Corners Funding Trust(e)
02/15/2025	3.976%	16,462,000	16,753,558
Teachers Insurance & Annuity Association of America(e)
Subordinated
09/15/2044	4.900%	2,270,000	2,546,409
Voya Financial, Inc.
06/15/2046	4.800%	2,365,000	2,458,531
Total			63,582,131
Media and Entertainment 1.5%
Clear Channel Worldwide Holdings, Inc.(e)
02/15/2024	9.250%	628,000	675,867
Discovery Communications LLC
09/20/2047	5.200%	2,530,000	2,513,396
Fox Corp.(e)
01/25/2039	5.476%	3,264,000	3,636,374
Match Group, Inc.
06/01/2024	6.375%	280,000	294,097
Netflix, Inc.
11/15/2028	5.875%	726,000	765,797
Netflix, Inc.(e)
05/15/2029	6.375%	556,000	607,406
11/15/2029	5.375%	346,000	350,759

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	343,000	356,042
Walt Disney Co. (The)(e)
09/15/2044	4.750%	4,328,000	4,962,965
Warner Media LLC
12/15/2043	5.350%	2,270,000	2,445,262
Total			16,607,965
Metals and Mining 0.4%
Big River Steel LLC/Finance Corp.(e)
09/01/2025	7.250%	558,000	592,305
Constellium NV(e)
03/01/2025	6.625%	491,000	510,799
02/15/2026	5.875%	531,000	540,292
Freeport-McMoRan, Inc.
11/14/2024	4.550%	426,000	423,021
03/15/2043	5.450%	608,000	548,683
HudBay Minerals, Inc.(e)
01/15/2023	7.250%	162,000	168,480
01/15/2025	7.625%	530,000	552,959
Novelis Corp.(e)
08/15/2024	6.250%	128,000	133,476
09/30/2026	5.875%	656,000	666,867
Teck Resources Ltd.(e)
06/01/2024	8.500%	214,000	229,025
Total			4,365,907
Midstream 5.5%
Antero Midstream Partners LP/Finance Corp.(e)
03/01/2027	5.750%	262,000	267,357
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	266,000	277,253
Cheniere Energy Partners LP(e)
10/01/2026	5.625%	419,000	432,899
DCP Midstream Operating LP
07/15/2025	5.375%	211,000	221,671
04/01/2044	5.600%	230,000	218,656
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	226,000	226,957
Energy Transfer Operating LP
03/15/2023	4.250%	260,000	266,738
Enterprise Products Operating LLC
02/15/2045	5.100%	3,249,000	3,549,779
02/15/2048	4.250%	1,979,000	1,939,006
Holly Energy Partners LP/Finance Corp.(e)
08/01/2024	6.000%	708,000	739,042
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	9,076,000	9,104,426
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan, Inc.
02/15/2046	5.050%	5,159,000	5,292,783
MPLX LP
04/15/2048	4.700%	4,750,000	4,583,460
NGPL PipeCo LLC(e)
08/15/2027	4.875%	127,000	131,075
12/15/2037	7.768%	109,000	133,818
NuStar Logistics LP
04/28/2027	5.625%	247,000	247,349
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	12,630,000	11,894,214
Rockpoint Gas Storage Canada Ltd.(e)
03/31/2023	7.000%	432,000	431,318
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	2,260,000	2,277,913
Sunoco LP/Finance Corp.
01/15/2023	4.875%	116,000	117,879
Tallgrass Energy Partners LP/Finance Corp.(e)
09/15/2024	5.500%	62,000	64,119
01/15/2028	5.500%	291,000	296,411
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	262,000	262,039
02/01/2027	5.375%	601,000	613,020
01/15/2028	5.000%	912,000	895,438
Targa Resources Partners LP/Finance Corp.(e)
01/15/2029	6.875%	173,000	187,294
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	606,000	584,837
Western Gas Partners LP
08/15/2048	5.500%	2,529,000	2,646,379
Williams Companies, Inc. (The)
09/15/2045	5.100%	12,559,000	12,872,749
Total			60,775,879
Natural Gas 2.1%
NiSource, Inc.
02/15/2043	5.250%	1,270,000	1,412,902
05/15/2047	4.375%	9,120,000	9,318,834
Sempra Energy
06/15/2024	3.550%	4,015,000	4,065,866
06/15/2027	3.250%	7,000,000	6,756,330
02/01/2028	3.400%	1,795,000	1,741,687
Total			23,295,619
Oil Field Services 0.2%
Apergy Corp.
05/01/2026	6.375%	479,000	494,897

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Corporate Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calfrac Holdings LP(e)
06/15/2026	8.500%	212,000	178,080
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	124,000	121,278
Nabors Industries, Inc.
02/01/2025	5.750%	626,000	569,687
SESI LLC
09/15/2024	7.750%	277,000	204,193
Transocean Guardian Ltd.(e)
01/15/2024	5.875%	119,070	122,047
Transocean Pontus Ltd.(e)
08/01/2025	6.125%	96,390	99,046
Transocean Poseidon Ltd.(e)
02/01/2027	6.875%	104,000	110,745
Weatherford International Ltd.
06/15/2023	8.250%	243,000	171,205
Total			2,071,178
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	142,000	146,066
Other Industry 0.1%
KAR Auction Services, Inc.(e)
06/01/2025	5.125%	399,000	400,559
WeWork Companies, Inc.(e)
05/01/2025	7.875%	195,000	192,713
Total			593,272
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2027	5.375%	571,000	592,413
Packaging 0.3%
ARD Finance SA PIK
09/15/2023	7.125%	200,000	200,273
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(e)
05/15/2023	4.625%	213,000	215,432
02/15/2025	6.000%	718,000	724,696
Berry Global, Inc.
07/15/2023	5.125%	480,000	488,462
BWAY Holding Co.(e)
04/15/2024	5.500%	337,000	334,451
Flex Acquisition Co., Inc.(e)
07/15/2026	7.875%	275,000	258,101
Novolex (e)
01/15/2025	6.875%	97,000	90,958
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	719,078	721,013
Reynolds Group Issuer, Inc./LLC(e)
07/15/2024	7.000%	374,000	386,520
Total			3,419,906
Pharmaceuticals 3.1%
AbbVie, Inc.
05/14/2025	3.600%	985,000	989,570
11/14/2048	4.875%	8,550,000	8,447,400
Amgen, Inc.
06/15/2051	4.663%	7,980,000	8,060,391
Bausch Health Companies, Inc.(e)
05/15/2023	5.875%	633,000	637,783
03/15/2024	7.000%	66,000	69,578
04/15/2025	6.125%	438,000	443,030
11/01/2025	5.500%	207,000	212,430
04/01/2026	9.250%	405,000	450,673
01/31/2027	8.500%	144,000	157,096
Celgene Corp.
02/20/2048	4.550%	1,965,000	2,001,704
Gilead Sciences, Inc.
03/01/2047	4.150%	3,230,000	3,099,437
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(e)
08/01/2023	6.375%	550,000	560,968
Mylan NV
06/15/2046	5.250%	585,000	534,385
Par Pharmaceutical, Inc.(e)
04/01/2027	7.500%	219,000	227,448
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%	8,295,000	8,262,077
Total			34,153,970
Property & Casualty 0.7%
Acrisure LLC/Finance, Inc.(e)
02/15/2024	8.125%	82,000	85,621
Alliant Holdings Intermediate LLC/Co-Issuer(e)
08/01/2023	8.250%	178,000	182,895
HUB International Ltd.(e)
05/01/2026	7.000%	404,000	407,292
Liberty Mutual Insurance Co.(e)
Subordinated
10/15/2026	7.875%	5,565,000	6,808,171
Total			7,483,979

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 1.1%
CSX Corp.
03/15/2029	4.250%	874,000	931,811
03/01/2048	4.300%	2,075,000	2,118,645
11/15/2048	4.750%	2,684,000	2,920,646
Union Pacific Corp.
09/10/2058	4.800%	5,575,000	6,049,633
Total			12,020,735
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(e)
05/15/2024	4.250%	306,000	301,759
IRB Holding Corp.(e)
02/15/2026	6.750%	363,000	360,294
Total			662,053
Retailers 0.5%
L Brands, Inc.
11/01/2035	6.875%	196,000	174,578
Lowe’s Companies, Inc.
04/05/2049	4.550%	4,816,000	4,890,908
Party City Holdings, Inc.(e)
08/15/2023	6.125%	88,000	89,305
Penske Automotive Group, Inc.
08/15/2020	3.750%	360,000	361,182
PetSmart, Inc.(e)
06/01/2025	5.875%	192,000	174,019
Total			5,689,992
Supermarkets 0.8%
Albertsons Companies LLC/Safeway, Inc.(e)
03/15/2026	7.500%	147,000	156,561
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	132,000	131,090
Kroger Co. (The)
02/01/2047	4.450%	3,387,000	3,113,056
01/15/2048	4.650%	5,498,000	5,207,178
01/15/2049	5.400%	645,000	674,455
Total			9,282,340
Technology 2.4%
Ascend Learning LLC(e)
08/01/2025	6.875%	280,000	284,839
08/01/2025	6.875%	205,000	208,531
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	11,742,000	11,207,258
01/15/2028	3.500%	1,940,000	1,789,051
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Camelot Finance SA(e)
10/15/2024	7.875%	831,000	875,450
CDK Global, Inc.
06/01/2027	4.875%	411,000	415,135
CommScope Finance LLC(e)
03/01/2024	5.500%	176,000	183,542
03/01/2026	6.000%	265,000	280,740
03/01/2027	8.250%	106,000	114,745
CommScope Technologies LLC(e)
06/15/2025	6.000%	386,000	392,445
03/15/2027	5.000%	166,000	156,581
Dun & Bradstreet Corp. (The)(e)
08/15/2026	6.875%	160,000	166,423
Ensemble S Merger Sub, Inc.(e)
09/30/2023	9.000%	87,000	90,487
Equinix, Inc.
01/01/2022	5.375%	470,000	482,499
01/15/2026	5.875%	446,000	471,174
05/15/2027	5.375%	370,000	391,484
First Data Corp.(e)
08/15/2023	5.375%	218,000	222,898
01/15/2024	5.750%	895,000	922,896
Gartner, Inc.(e)
04/01/2025	5.125%	389,000	398,899
Informatica LLC(e)
07/15/2023	7.125%	331,000	338,408
International Business Machines Corp.
02/19/2046	4.700%	1,595,000	1,731,573
Iron Mountain, Inc.
08/15/2024	5.750%	308,000	310,125
NCR Corp.
07/15/2022	5.000%	243,000	244,467
12/15/2023	6.375%	509,000	522,849
PTC, Inc.
05/15/2024	6.000%	281,000	294,266
QUALCOMM, Inc.
05/20/2047	4.300%	1,075,000	1,087,124
Qualitytech LP/QTS Finance Corp.(e)
11/15/2025	4.750%	613,000	598,072
Refinitiv US Holdings, Inc.(e)
11/15/2026	8.250%	461,000	467,823
Sensata Technologies UK Financing Co. PLC(e)
02/15/2026	6.250%	200,000	212,924
Symantec Corp.(e)
04/15/2025	5.000%	545,000	555,072
Tempo Acquisition LLC/Finance Corp.(e)
06/01/2025	6.750%	217,000	221,848

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Corporate Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verscend Escrow Corp.(e)
08/15/2026	9.750%	332,000	352,886
Total			25,992,514
Tobacco 0.3%
Altria Group, Inc.
02/14/2039	5.800%	2,265,000	2,426,988
BAT Capital Corp.
08/15/2047	4.540%	1,430,000	1,276,670
Total			3,703,658
Transportation Services 2.0%
Avis Budget Car Rental LLC/Finance, Inc.(e)
03/15/2025	5.250%	421,000	417,795
ERAC U.S.A. Finance LLC(e)
11/01/2046	4.200%	4,610,000	4,404,435
FedEx Corp.
04/01/2046	4.550%	12,675,000	12,218,345
Hertz Corp. (The)(e)
06/01/2022	7.625%	544,000	561,946
United Parcel Service, Inc.
03/15/2049	4.250%	3,786,000	3,892,962
XPO Logistics, Inc.(e)
06/15/2022	6.500%	180,000	183,787
Total			21,679,270
Wireless 1.1%
Altice France SA(e)
05/01/2026	7.375%	889,000	902,166
02/01/2027	8.125%	303,000	316,028
Altice Luxembourg SA(e)
05/15/2022	7.750%	191,000	194,523
American Tower Corp.
07/15/2027	3.550%	3,105,000	3,060,018
Rogers Communications, Inc.
05/01/2049	4.350%	2,310,000	2,328,307
SBA Communications Corp.
09/01/2024	4.875%	855,000	869,496
Sprint Communications, Inc.
11/15/2022	6.000%	448,000	450,708
Sprint Corp.
09/15/2021	7.250%	275,000	288,143
06/15/2024	7.125%	316,000	317,172
03/01/2026	7.625%	742,000	742,156
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	792,000	847,009
02/01/2026	4.500%	515,000	518,131
02/01/2028	4.750%	324,000	327,163
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Tre SpA(e)
01/20/2026	5.000%	550,000	506,374
Total			11,667,394
Wirelines 3.5%
AT&T, Inc.
03/01/2029	4.350%	10,811,000	11,175,331
06/15/2045	4.350%	10,257,000	9,709,481
CenturyLink, Inc.
03/15/2022	5.800%	370,000	380,705
12/01/2023	6.750%	472,000	501,673
04/01/2025	5.625%	155,000	152,592
Frontier Communications Corp.
09/15/2022	10.500%	74,000	53,927
01/15/2023	7.125%	108,000	67,362
01/15/2025	6.875%	212,000	112,723
09/15/2025	11.000%	164,000	106,322
Frontier Communications Corp.(e)
04/01/2026	8.500%	168,000	158,558
Level 3 Financing, Inc.
08/15/2022	5.375%	422,000	423,807
Telecom Italia Capital SA
09/30/2034	6.000%	181,000	167,594
Telefonica Emisiones SAU
03/08/2027	4.103%	2,870,000	2,934,386
Verizon Communications, Inc.
09/21/2028	4.329%	11,015,000	11,779,452
Zayo Group LLC/Capital, Inc.(e)
01/15/2027	5.750%	781,000	792,349
Total			38,516,262
Total Corporate Bonds & Notes (Cost $970,644,155)			984,748,409

Senior Loans 0.3%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(i),(j)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.729%	284,000	282,759
Finance Companies 0.0%
Ellie Mae, Inc.(i),(j),(k)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026		257,000	258,126

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
April 30, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.1%
8th Avenue Food & Provisions, Inc.(i),(j),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.229%	248,629	249,375
8th Avenue Food & Provisions, Inc.(i),(j)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.229%	78,084	77,986
Total			327,361
Health Care 0.0%
Avantor, Inc.(i),(j),(k)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 11/21/2024	6.233%	48,139	48,345
Metals and Mining 0.0%
Big River Steel LLC(i),(j)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	7.601%	54,687	55,029
Packaging 0.0%
Reynolds Group Holdings, Inc.(i),(j)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	5.233%	132,661	132,831
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(i),(j)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.474%	106,375	106,796
Property & Casualty 0.0%
HUB International Ltd.(i),(j)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	5.336%	123,070	121,716
Technology 0.2%
Ascend Learning LLC(i),(j),(k)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024		182,946	182,031
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CommScope, Inc.(i),(j)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	5.733%	99,000	99,773
Dun & Bradstreet Corp. (The)(i),(j)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	7.479%	230,000	231,583
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(i),(j)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.733%	120,694	120,845
Misys Ltd./Almonde/Tahoe/Finastra USA(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	6.101%	137,403	136,143
Qlik Technologies, Inc.(i),(j),(k)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	6.252%	63,904	63,465
3-month USD LIBOR + 4.250% 04/26/2024	6.883%	192,199	193,041
Refinitiv US Holdings, Inc.(e),(i),(j)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.233%	868,231	858,463
Tempo Acquisition LLC(i),(j),(k)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.483%	171,563	171,600
Ultimate Software Group, Inc. (The)(i),(j),(k)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 04/08/2026		142,000	142,923
Total			2,199,867
Total Senior Loans (Cost $3,517,499)			3,532,830

U.S. Treasury Obligations 5.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2020	1.375%	33,000,000	32,735,025
02/15/2022	2.500%	25,000,000	25,173,834
Total U.S. Treasury Obligations (Cost $57,727,765)			57,908,859

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Corporate Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(l),(m)	34,288,802	34,285,373
Total Money Market Funds (Cost $34,285,373)		34,285,373
Total Investments in Securities (Cost: $1,067,252,262)		1,080,490,796
Other Assets & Liabilities, Net		22,812,209
Net Assets		1,103,303,005
At April 30, 2019, securities and/or cash totaling $2,457,194 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	733	06/2019	USD	108,094,594	1,456,174	—
U.S. Treasury 2-Year Note	394	06/2019	USD	83,925,078	279,400	—
U.S. Treasury 5-Year Note	891	06/2019	USD	103,035,797	798,681	—
Total					2,534,255	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(637)	06/2019	USD	(78,778,984)	—	(674,316)
U.S. Treasury Ultra 10-Year Note	(688)	06/2019	USD	(90,665,500)	—	(1,038,548)
U.S. Ultra Treasury Bond	(618)	06/2019	USD	(101,525,813)	—	(1,552,736)
Total					—	(3,265,600)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2019, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $201,370,254, which represents 18.25% of total net assets.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2019.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2019, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(i)	The stated interest rate represents the weighted average interest rate at April 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(j)	Variable rate security. The interest rate shown was the current rate as of April 30, 2019.
(k)	Represents a security purchased on a forward commitment basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
April 30, 2019
Notes to Portfolio of Investments  (continued)
(l)	The rate shown is the seven-day current annualized yield at April 30, 2019.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	70,389,494	725,331,926	(761,432,618)	34,288,802	(2,534)	2,413	1,478,699	34,285,373
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Corporate Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Financials	15,325	—	—	—	15,325
Corporate Bonds & Notes	—	984,738,884	9,525	—	984,748,409
Senior Loans	—	3,532,830	—	—	3,532,830
U.S. Treasury Obligations	57,908,859	—	—	—	57,908,859
Money Market Funds	—	—	—	34,285,373	34,285,373
Total Investments in Securities	57,924,184	988,271,714	9,525	34,285,373	1,080,490,796
Investments in Derivatives
Asset
Futures Contracts	2,534,255	—	—	—	2,534,255
Liability
Futures Contracts	(3,265,600)	—	—	—	(3,265,600)
Total	57,192,839	988,271,714	9,525	34,285,373	1,079,759,451
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	21

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,032,966,889)	$1,046,205,423
Affiliated issuers (cost $34,285,373)	34,285,373
Cash	5,883
Margin deposits on:
Futures contracts	2,457,194
Receivable for:
Investments sold	41,319,869
Investments sold on a delayed delivery basis	43,914
Capital shares sold	3,205,132
Dividends	91,881
Interest	11,293,122
Foreign tax reclaims	98,663
Variation margin for futures contracts	545,734
Expense reimbursement due from Investment Manager	545
Prepaid expenses	1,823
Trustees’ deferred compensation plan	142,389
Total assets	1,139,696,945
Liabilities
Payable for:
Investments purchased	2,123,961
Investments purchased on a delayed delivery basis	29,060,240
Capital shares purchased	842,211
Distributions to shareholders	3,209,215
Variation margin for futures contracts	829,053
Management services fees	14,928
Distribution and/or service fees	528
Transfer agent fees	98,937
Compensation of chief compliance officer	65
Other expenses	72,413
Trustees’ deferred compensation plan	142,389
Total liabilities	36,393,940
Net assets applicable to outstanding capital stock	$1,103,303,005
Represented by
Paid in capital	1,116,620,846
Total distributable earnings (loss) (Note 2)	(13,317,841)
Total - representing net assets applicable to outstanding capital stock	$1,103,303,005
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Corporate Income Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
April 30, 2019
Class A
Net assets	$60,084,807
Shares outstanding	5,918,193
Net asset value per share	$10.15
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.66
Advisor Class
Net assets	$8,288,972
Shares outstanding	817,577
Net asset value per share	$10.14
Class C
Net assets	$5,044,918
Shares outstanding	497,059
Net asset value per share	$10.15
Institutional Class
Net assets	$579,311,898
Shares outstanding	57,068,121
Net asset value per share	$10.15
Institutional 2 Class
Net assets	$8,051,868
Shares outstanding	794,240
Net asset value per share	$10.14
Institutional 3 Class
Net assets	$442,520,542
Shares outstanding	43,604,378
Net asset value per share	$10.15
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	23

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — affiliated issuers	$1,478,699
Interest	50,571,451
Total income	52,050,150
Expenses:
Management services fees	6,468,272
Distribution and/or service fees
Class A	150,171
Class C	57,017
Class T	505
Transfer agent fees
Class A	94,503
Advisor Class	13,176
Class C	8,927
Institutional Class	1,085,029
Institutional 2 Class	2,879
Institutional 3 Class	38,788
Class T	303
Compensation of board members	33,232
Custodian fees	17,497
Printing and postage fees	70,674
Registration fees	103,337
Audit fees	39,550
Legal fees	29,582
Compensation of chief compliance officer	554
Other	45,675
Total expenses	8,259,671
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(141,151)
Fees waived by distributor
Class C	(8,553)
Fees waived by transfer agent
Institutional 2 Class	(138)
Expense reduction	(1,120)
Total net expenses	8,108,709
Net investment income	43,941,441
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(20,433,722)
Investments — affiliated issuers	(2,534)
Futures contracts	(4,026,267)
Net realized loss	(24,462,523)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	47,814,432
Investments — affiliated issuers	2,413
Futures contracts	(173,353)
Net change in unrealized appreciation (depreciation)	47,643,492
Net realized and unrealized gain	23,180,969
Net increase in net assets resulting from operations	$67,122,410
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Corporate Income Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$43,941,441	$37,015,992
Net realized gain (loss)	(24,462,523)	13,794,705
Net change in unrealized appreciation (depreciation)	47,643,492	(46,564,018)
Net increase in net assets resulting from operations	67,122,410	4,246,679
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,843,723)
Advisor Class	(277,969)
Class C	(139,644)
Institutional Class	(22,951,875)
Institutional 2 Class	(157,050)
Institutional 3 Class	(18,565,279)
Class T	(6,006)
Net investment income
Class A		(1,786,467)
Advisor Class		(339,982)
Class B		(153)
Class C		(174,113)
Institutional Class		(18,361,849)
Institutional 2 Class		(53,659)
Institutional 3 Class		(16,090,918)
Class T		(11,678)
Total distributions to shareholders (Note 2)	(43,941,546)	(36,818,819)
Increase (decrease) in net assets from capital stock activity	(384,589,788)	259,941,438
Total increase (decrease) in net assets	(361,408,924)	227,369,298
Net assets at beginning of year	1,464,711,929	1,237,342,631
Net assets at end of year	$1,103,303,005	$1,464,711,929
Excess of distributions over net investment income	$(496,575)	$(497,291)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	725,166	7,155,220	1,314,435	13,401,483
Distributions reinvested	165,358	1,629,433	154,930	1,575,651
Redemptions	(1,376,578)	(13,520,206)	(3,155,903)	(32,210,159)
Net decrease	(486,054)	(4,735,553)	(1,686,538)	(17,233,025)
Advisor Class
Subscriptions	138,268	1,361,369	383,689	3,917,082
Distributions reinvested	22,854	224,884	30,317	308,553
Redemptions	(256,501)	(2,519,682)	(742,496)	(7,542,377)
Net decrease	(95,379)	(933,429)	(328,490)	(3,316,742)
Class B
Distributions reinvested	—	—	7	70
Redemptions	—	—	(5,626)	(57,200)
Net decrease	—	—	(5,619)	(57,130)
Class C
Subscriptions	72,839	714,438	66,232	674,141
Distributions reinvested	12,911	127,157	15,638	158,965
Redemptions	(383,972)	(3,780,285)	(329,534)	(3,347,445)
Net decrease	(298,222)	(2,938,690)	(247,664)	(2,514,339)
Institutional Class
Subscriptions	20,168,555	197,721,197	36,690,440	372,560,422
Distributions reinvested	1,539,097	15,146,951	987,118	10,014,707
Redemptions	(41,566,768)	(407,550,905)	(18,801,452)	(191,212,986)
Net increase (decrease)	(19,859,116)	(194,682,757)	18,876,106	191,362,143
Institutional 2 Class
Subscriptions	898,426	8,708,681	46,008	463,904
Distributions reinvested	15,837	156,628	5,256	53,363
Redemptions	(300,619)	(2,971,816)	(76,320)	(774,435)
Net increase (decrease)	613,644	5,893,493	(25,056)	(257,168)
Institutional 3 Class
Subscriptions	6,427,485	63,279,559	12,517,308	125,062,262
Distributions reinvested	1,884,066	18,539,642	1,581,157	16,063,573
Redemptions	(27,712,292)	(268,667,599)	(4,797,907)	(48,869,106)
Net increase (decrease)	(19,400,741)	(186,848,398)	9,300,558	92,256,729
Class T
Subscriptions	—	—	2	22
Distributions reinvested	558	5,464	1,122	11,423
Redemptions	(36,060)	(349,918)	(30,483)	(310,475)
Net decrease	(35,502)	(344,454)	(29,359)	(299,030)
Total net increase (decrease)	(39,561,370)	(384,589,788)	25,853,938	259,941,438
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Corporate Income Fund | Annual Report 2019

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Columbia Corporate Income Fund | Annual Report 2019	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$9.88	0.30	0.27	0.57	(0.30)	(0.30)
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	(0.26)
Year Ended 4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	(0.26)
Year Ended 4/30/2016	$10.18	0.31	(0.18)	0.13	(0.31)	(0.31)
Year Ended 4/30/2015	$10.20	0.28	(0.02)	0.26	(0.28)	(0.28)
Advisor Class
Year Ended 4/30/2019	$9.87	0.33	0.27	0.60	(0.33)	(0.33)
Year Ended 4/30/2018	$10.10	0.28	(0.23)	0.05	(0.28)	(0.28)
Year Ended 4/30/2017	$9.99	0.28	0.11	0.39	(0.28)	(0.28)
Year Ended 4/30/2016	$10.16	0.33	(0.17)	0.16	(0.33)	(0.33)
Year Ended 4/30/2015	$10.19	0.31	(0.03)	0.28	(0.31)	(0.31)
Class C
Year Ended 4/30/2019	$9.88	0.24	0.27	0.51	(0.24)	(0.24)
Year Ended 4/30/2018	$10.11	0.20	(0.23)	(0.03)	(0.20)	(0.20)
Year Ended 4/30/2017	$10.00	0.20	0.11	0.31	(0.20)	(0.20)
Year Ended 4/30/2016	$10.18	0.25	(0.18)	0.07	(0.25)	(0.25)
Year Ended 4/30/2015	$10.20	0.22	(0.02)	0.20	(0.22)	(0.22)
Institutional Class
Year Ended 4/30/2019	$9.88	0.33	0.27	0.60	(0.33)	(0.33)
Year Ended 4/30/2018	$10.11	0.28	(0.23)	0.05	(0.28)	(0.28)
Year Ended 4/30/2017	$10.00	0.28	0.11	0.39	(0.28)	(0.28)
Year Ended 4/30/2016	$10.18	0.33	(0.18)	0.15	(0.33)	(0.33)
Year Ended 4/30/2015	$10.20	0.31	(0.02)	0.29	(0.31)	(0.31)
Institutional 2 Class
Year Ended 4/30/2019	$9.87	0.35	0.26	0.61	(0.34)	(0.34)
Year Ended 4/30/2018	$10.09	0.29	(0.22)	0.07	(0.29)	(0.29)
Year Ended 4/30/2017	$9.98	0.29	0.11	0.40	(0.29)	(0.29)
Year Ended 4/30/2016	$10.16	0.34	(0.18)	0.16	(0.34)	(0.34)
Year Ended 4/30/2015	$10.19	0.32	(0.03)	0.29	(0.32)	(0.32)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Corporate Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$10.15	5.93%	0.93%	0.91% (c)	3.07%	65%	$60,085
Year Ended 4/30/2018	$9.88	0.22%	0.95%	0.92% (c)	2.52%	78%	$63,283
Year Ended 4/30/2017	$10.11	3.72%	0.98% (d)	0.91% (c),(d)	2.56%	76%	$81,802
Year Ended 4/30/2016	$10.00	1.38%	1.00%	0.93% (c)	3.15%	50%	$98,149
Year Ended 4/30/2015	$10.18	2.59%	0.97%	0.96% (c)	2.75%	78%	$129,902
Advisor Class
Year Ended 4/30/2019	$10.14	6.20%	0.68%	0.66% (c)	3.32%	65%	$8,289
Year Ended 4/30/2018	$9.87	0.46%	0.70%	0.67% (c)	2.75%	78%	$9,009
Year Ended 4/30/2017	$10.10	3.98%	0.73% (d)	0.66% (c),(d)	2.81%	76%	$12,534
Year Ended 4/30/2016	$9.99	1.73%	0.75%	0.68% (c)	3.42%	50%	$15,459
Year Ended 4/30/2015	$10.16	2.74%	0.72%	0.71% (c)	3.01%	78%	$18,384
Class C
Year Ended 4/30/2019	$10.15	5.29%	1.68%	1.51% (c)	2.45%	65%	$5,045
Year Ended 4/30/2018	$9.88	(0.38%)	1.70%	1.52% (c)	1.92%	78%	$7,856
Year Ended 4/30/2017	$10.11	3.10%	1.73% (d)	1.51% (c),(d)	1.96%	76%	$10,543
Year Ended 4/30/2016	$10.00	0.78%	1.75%	1.53% (c)	2.55%	50%	$11,740
Year Ended 4/30/2015	$10.18	1.98%	1.72%	1.56% (c)	2.15%	78%	$15,359
Institutional Class
Year Ended 4/30/2019	$10.15	6.19%	0.68%	0.66% (c)	3.31%	65%	$579,312
Year Ended 4/30/2018	$9.88	0.47%	0.69%	0.66% (c)	2.78%	78%	$760,048
Year Ended 4/30/2017	$10.11	3.98%	0.73% (d)	0.66% (c),(d)	2.81%	76%	$586,861
Year Ended 4/30/2016	$10.00	1.64%	0.75%	0.68% (c)	3.40%	50%	$481,013
Year Ended 4/30/2015	$10.18	2.84%	0.72%	0.71% (c)	3.01%	78%	$596,908
Institutional 2 Class
Year Ended 4/30/2019	$10.14	6.29%	0.59%	0.58%	3.52%	65%	$8,052
Year Ended 4/30/2018	$9.87	0.67%	0.59%	0.57%	2.86%	78%	$1,782
Year Ended 4/30/2017	$10.09	4.09%	0.57% (d)	0.55% (d)	2.92%	76%	$2,076
Year Ended 4/30/2016	$9.98	1.76%	0.57%	0.56%	3.53%	50%	$1,459
Year Ended 4/30/2015	$10.16	2.89%	0.57%	0.57%	3.14%	78%	$1,790
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$9.88	0.34	0.27	0.61	(0.34)	(0.34)
Year Ended 4/30/2018	$10.11	0.30	(0.23)	0.07	(0.30)	(0.30)
Year Ended 4/30/2017	$10.00	0.29	0.12	0.41	(0.30)	(0.30)
Year Ended 4/30/2016	$10.18	0.35	(0.18)	0.17	(0.35)	(0.35)
Year Ended 4/30/2015	$10.20	0.33	(0.02)	0.31	(0.33)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
04/30/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Corporate Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$10.15	6.34%	0.53%	0.52%	3.44%	65%	$442,521
Year Ended 4/30/2018	$9.88	0.62%	0.53%	0.51%	2.93%	78%	$622,383
Year Ended 4/30/2017	$10.11	4.14%	0.54% (d)	0.51% (d)	2.91%	76%	$542,814
Year Ended 4/30/2016	$10.00	1.81%	0.52%	0.51%	3.60%	50%	$18,312
Year Ended 4/30/2015	$10.18	3.04%	0.52%	0.52%	3.24%	78%	$12,581
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2019	31

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
32	Columbia Corporate Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Columbia Corporate Income Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
April 30, 2019
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
34	Columbia Corporate Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,534,255*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,265,600*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(4,026,267)
Total	(4,026,267)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(173,353)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	270,491,664
Futures contracts — short	237,535,936

Columbia Corporate Income Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
April 30, 2019
*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
36	Columbia Corporate Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Columbia Corporate Income Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
April 30, 2019
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
38	Columbia Corporate Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective September 1, 2018 through August 31, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.06% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.09 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $1,120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Columbia Corporate Income Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
April 30, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	26,523
Class C	60
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.92%	0.92%
Advisor Class	0.67	0.67
Class C	1.67	1.67
Institutional Class	0.67	0.67
Institutional 2 Class	0.58	0.57
Institutional 3 Class	0.53	0.51
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective September 1, 2018 through August 31, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.06% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
40	Columbia Corporate Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
821	(821)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019			Year Ended April 30, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,941,546	—	43,941,546	36,818,819	—	36,818,819
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,380,860	—	(23,049,693)	9,702,597
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,070,056,854	22,367,491	(12,664,894)	9,702,597
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
10,191,022	12,858,671	23,049,693	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $794,326,390 and $1,148,123,724, respectively, for the year ended April 30, 2019, of which $78,100,195 and $26,465,595, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Corporate Income Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
April 30, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
42	Columbia Corporate Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 12.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 68.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Corporate Income Fund | Annual Report 2019	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Corporate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Corporate Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia Corporate Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Corporate Income Fund | Annual Report 2019	45

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
46	Columbia Corporate Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Corporate Income Fund | Annual Report 2019	47

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
48	Columbia Corporate Income Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Corporate Income Fund | Annual Report 2019	49

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Columbia Corporate Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN136_04_J01_(06/19)

Annual Report
April 30, 2019
Multi-Manager Directional Alternative Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Directional Alternative Strategies Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Multi-Manager Directional Alternative Strategies Fund (the Fund) seeks capital appreciation.
Portfolio management
Boston Partners Global Investors, Inc
Joseph Feeney, Jr., CFA
Eric Connerly, CFA
AQR Capital Management, LLC
Michele Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Jacques Friedman, M.S.
Wells Capital Management Incorporated
Harindra de Silva, CFA
Dennis Bein, CFA
David Krider, CFA
Average annual total returns (%) (for the period ended April 30, 2019)
	Inception	1 Year	Life
Class A	10/17/16	-5.55	3.03
Institutional Class*	01/03/17	-5.65	3.11
HFRX Equity Hedge Index		-3.97	2.98
Wilshire Liquid Alternative Equity Hedge Index		0.64	3.08
MSCI World Index (Net)		6.48	12.72
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index℠. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 17, 2016 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Directional Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at April 30, 2019)
Common Stocks	130.6
Preferred Stocks	0.2
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	27.3
Total	158.1

(a)	Includes investments in Money Market Funds (amounting to $40.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at April 30, 2019)
Common Stocks	(58.0)
Preferred Stocks	(0.1)
Total	(58.1)
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at April 30, 2019)
Communication Services	6.0
Consumer Discretionary	13.3
Consumer Staples	7.0
Energy	5.7
Financials	13.6
Health Care	11.9
Industrials	13.7
Information Technology	18.1
Materials	4.5
Real Estate	3.5
Utilities	2.7
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Fund at a Glance   (continued)
Equity sector breakdown — short positions (%) (at April 30, 2019)
Communication Services	(5.1)
Consumer Discretionary	(18.7)
Consumer Staples	(3.4)
Energy	(11.9)
Financials	(13.6)
Health Care	(10.5)
Industrials	(13.0)
Information Technology	(9.2)
Materials	(13.3)
Real Estate	(0.9)
Utilities	(0.4)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2019)(a)
	Long	Short	Net
Equity Derivative Contracts	273.5	(193.5)	80.0
Foreign Currency Derivative Contracts	29.1	(9.1)	20.0
Total Notional Market Value of Derivative Contracts	302.6	(202.6)	100.0
(a) The Fund has market exposure (long and/or short) to equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
During the 12-month period ended April 30, 2019, the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. Effective November 1, 2018, Analytic Investors, LLC, one of the Fund’s subadvisers, transferred substantially all of its assets and liabilities to its affiliate, Wells Capital Management Incorporated (WellsCap), a subsidiary of Wells Fargo and Company, and at a meeting of the Fund’s Board of Trustees on October 24, 2018, the Board approved a new subadvisory agreement between Columbia Management Investment Advisers, LLC, the Investment Manager, and WellsCap. As of April 30, 2019, AQR Capital Management, LLC (AQR), Boston Partners Global Investors, Inc doing business as Boston Partners (Boston Partners) and WellsCap managed approximately 29%, 39% and 32% of the Fund’s assets, respectively.
For the 12-month period ended April 30, 2019, the Fund’s Class A shares returned -5.55%. The Fund underperformed the HFRX Equity Hedge Index, which returned -3.97%, and the Wilshire Liquid Alternative Equity Hedge Index, which returned 0.64% for the same period. The Fund also underperformed the MSCI World Index (Net), which returned 6.48% during the 12-month period. The Fund’s relative performance can be attributed to the performance of the Fund’s subadvisers, who employ a variety of alternative investment strategies, involving strategies, techniques and practices designed to seek capital appreciation through participation in the broad equity and other markets while hedging overall market exposure relative to traditional long-only equity strategies. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets.
Global equity markets climbed despite increased volatility and geopolitical risk
Global equity markets posted positive returns for the 12-month period ended April 30, 2019, despite the MSCI World Index (Net) suffering a double-digit decline in the fourth quarter of 2018.
Strong U.S. economic data and robust corporate profit growth fueled healthy U.S. and global equity market returns through the first half of the 12-month period ended April 30, 2019, despite several headwinds, such as tighter U.S. Federal Reserve (Fed) policy, a strong U.S. dollar and expensive valuations. The third quarter of 2018 ended with U.S. equities trading near record highs. Consumer spending figures were strong, and consumer confidence, as measured by the Conference Board Consumer Confidence Index, hit an 18-year high. In addition, the U.S. unemployment rate as of August 2018 was 3.9%, a low not seen since December 2000. Fed officials raised short-term interest rates for a third time in 2018 in September and reaffirmed at that time its outlook for further gradual hikes well into 2019.
Starting in October 2018, global equity markets were weighed down by concerns around slowing global economic growth, potentially peak corporate earnings, trade tariff skirmishes, political uncertainty and a steadfast Fed. The Fed’s decision to raise interest rates at its December 2018 meeting, criticism of the Fed by the U.S. Administration and a partial U.S. federal government shutdown added to unease in the global equity markets — and heightened market volatility — toward the end of calendar year 2018.
In the first quarter of 2019, virtually all asset classes delivered strong gains, as a dramatic shift in policy guidance by the Fed had a powerful impact on markets. Global equities kicked off the new year with impressive gains, despite still-unresolved concerns. Economic data largely remained downbeat, particularly in Europe and China, and there were signs the U.S. economy had decelerated as well. Only 20,000 new U.S. jobs were added in February 2019, and consumer spending growth pulled back. Ongoing uncertainty over Brexit (the U.K.’s departure from the European Union) also cast a shadow over the European outlook. The Fed changed its tone as economic growth slowed and corporate earnings growth disappointed. Reassurance the Fed would be careful not to hike the U.S. economy into recession seemed to trump these negatives, helping riskier assets post one of their best performing quarters in recent history.
Stock selection strategies overall dampened relative results
AQR: Our portion of the Fund underperformed the HFRX Equity Hedge Index during the period. It also underperformed the MSCI World Index (Net), against which our portion of the Fund is measured, during the period due primarily to global stock selection, which detracted significantly. From a theme perspective within the global stock selection component of our portion of the Fund’s strategy, investor sentiment was the weakest performing theme, while quality was the best performing. Passive market exposure within our portion of the Fund contributed positively due to positive performance in global equity markets, and our tactical market exposure also buoyed relative results, albeit more modestly.
6	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
From a sector perspective, it is important to note that our process implements a market neutral model that does not think in benchmark-relative terms, along with a static passive exposure via futures. It targets a portfolio beta of zero but has a perennial long dollar bias associated with low beta signals in its stability theme. We equilibrate the portfolio beta by running more Fund assets long than short. While net sector exposures in a long-only portfolio are zero sum and can imply a view-based forecast, this is not the case within our process. That said, industrials, information technology and consumer discretionary were the sectors that detracted most. Conversely, the financials and energy sectors were the strongest positive contributors.
The biggest individual detractors from our portion of the Fund’s results during the period were U.K.-based pharmaceuticals company Indivior, U.K.-based postal and delivery services provider Royal Mail and Australia-based enterprise software developer Atlassian. The top individual contributors to our portion of the Fund’s results during the period were U.S.-based information technology giant Apple, Luxembourg-based steel pipe products manufacturer Tenaris and U.S.-based consumer staples company The Kraft Heinz Company. It is important to keep in mind that our process is a systematic one in which securities are held based on their characteristics against hundreds of individual factors used by our investment model. Decisions to add or remove positions are based on relative attractiveness across all factors and themes as well as optimization indications of marginal risk and trading costs. We do not make security level weight decisions based on data points of individual stocks in isolation. We attempt to diversify away more idiosyncratic risk by holding hundreds of securities with position-sized constraints.
Similarly with countries, our process is a market neutral model that takes essentially no relative country or currency views. Still, within the global stock selection component, the U.S., Japan and the U.K. were the biggest detractors from results during the period. Conversely, Switzerland, Spain and Italy were the largest positive contributors to returns.
Boston Partners: Our portion of the Fund underperformed the HFRX Equity Hedge Index as well as the S&P 500 Index, the benchmark against which our portion of the Fund is measured, during the period. The period witnessed a rather tortuous assault against the very underpinnings of our long/short research investment strategy in that investors shifted abruptly from aggressive price momentum leadership to a defensive posture favoring “bond proxies,” which carry high earnings multiples and low earnings and cash flow growth, factors not favored in our methodology. Consequently, the period saw the most expensive stocks substantially outperforming less expensive stocks. Through the lens of our “three circles” methodology, top-ranking value, momentum and quality stocks significantly underperformed the broad U.S. equity market during the period.
Our portion of the Fund’s short positions rose in price overall, thus detracting from results. The rise in price of lower quality stocks, (i.e. those companies with weak profitability and poor capital efficiency), and more expensive stocks was a headwind during the period. The Fund’s short positions rose in price, given that we generally short expensive stocks that tend to reside in growth sectors. More specifically, short positions in the information technology and consumer services market segments were the leading detractors during the period. Conversely, short positions in the energy and consumer durables market segments contributed positively to our portion of the Fund’s results. On the long side of the portfolio, the market segments that contributed most positively to our portion of the Fund’s results were information technology, consumer services and financials.
The biggest individual detractors from our portion of the Fund’s absolute returns during the period were short positions in MercadoLibre, an internet services company; Liveramp Holdings, a computer equipment and services company; and Wayfair, a soft goods retailer. The top individual contributors to our portion of the Fund’s absolute returns during the period were long positions in electronics manufacturer Samsung Electronics, software giant Microsoft and media and television broadcasting services provider Comcast.
WellsCap: Our portion of the Fund outperformed the HFRX Equity Hedge Index during the period but underperformed the MSCI World Index (Net), against which our portion of the Fund is measured. Stocks our model forecasted to do well underperformed stocks the model forecasted to do poorly, primarily the result of its emphasizing certain valuation and technical characteristics that were out of favor during the period.
From a sector perspective, having an underweight position in health care detracted from results, as the sector outperformed the MSCI World Index (Net) during the period. In addition, having an overweight to consumer discretionary hurt, as the sector underperformed the MSCI World Index (Net) during the period. Stock selection within consumer discretionary, information
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	7

Manager Discussion of Fund Performance  (continued)
technology and industrials dampened relative results as well. Conversely, having underweighted allocations to energy, financials and industrials helped relative returns, as each of these sectors underperformed the MSCI World Index (Net) during the period. Stock selection within the consumer staples sector also added value.
The biggest individual detractors from our portion of the Fund’s results were long positions in German chemicals manufacturer Covestro, U.K. apparels and accessories retailer Capri Holdings, Japanese fashion online shopping site operator ZOZO and U.S. clothing and accessories designer Tapestry. The top individual contributors to our portion of the Fund’s results during the period were long positions in U.S. network security solutions provider Fortinet and Canadian athletic clothing designer and retailer Lululemon Athletica and short positions in German industrial components manufacturer thyssenkrupp and U.S.-based globally diversified technology and financial services conglomerate General Electric.
Geographically, having an underweight position in the U.S., which outperformed the MSCI World Index (Net) during the period, and having an overweight allocation to Japan, which underperformed the MSCI World Index (Net) during the period, detracted from the Fund’s relative results. Stock selection within the U.S. and Switzerland also hurt. Conversely, having underweights to the U.K. and Germany helped, as each of these countries lagged the MSCI World Index (Net) during the period. Stock selection within the Netherlands also proved especially effective.
Portfolio changes
AQR: Our strategy’s systematic investment process utilizes a model that ranks securities preferences along hundreds of factors on a daily basis. The securities most desired for inclusion in that model view are ones that display characteristics that rank well on the suite of factors as a whole, rather than upon a single metric, narrative or catalyst. The strategy rebalances periodically, attempting to stay close to the model while adhering to prospectus constraints and minimizing turnover, trading costs and other undesired effects.
The majority of themes in our investment model evaluate companies on an industry-neutral basis. Our model does not take industry or sector views by construction, and sector overweights and underweights are driven by our momentum signals. With that, during the period, our portion of the Fund’s exposure to utilities, health care and consumer staples increased, and its exposures to consumer discretionary, financials and materials decreased. The strategy does not take active country allocation risk and no meaningful shifts in country weightings were made during the period relative to the MSCI World Index (Net).
At the end of the period, our portion of the Fund was most overweight utilities relative to the MSCI World Index (Net). Conversely, our portion of the Fund was most underweight relative to the MSCI World Index (Net) in financials, consumer discretionary and communication services. Since our portion of the Fund does not take active country allocation risk, country positioning at the end of the period was rather neutrally-weighted relative to the MSCI World Index (Net).
Boston Partners: Within consumer non-durables, we added consumer goods manufacturer Unilever and automotive parts manufacturer Gentex to our portion of the Fund during the period. Given that 60% of Unilever’s revenues come from emerging markets, we believe it is better protected than its peers from brand erosion, given scale and distribution in rural emerging markets. In our view, Gentex has a differentiated portfolio, as many of its products, such as automatic dimming rearview mirrors, are sold as add-on products on higher-priced automobile models.
We sold our portion of the Fund’s position in Omnicom Group, a media company within the consumer services market segment, as it was nearing our price target and due to negative momentum as its consumer-packaged goods client base is being pressured and encroached upon from Facebook, Google and Amazon.com in the advertising space. Within energy, we sold our portion of the Fund’s position in crude oil refining company Marathon Petroleum after it rose above our target price.
Overall, our portion of the Fund’s net equity exposure declined from 54% net long to 46% net long during the period. This decrease was primarily a result of adding short exposure in the information technology, financials and capital goods market segments, as we had been finding more stocks with the “failure characteristics” we seek compared to the beginning of the period. The long side of the portfolio continued to seek to take advantage of what we believe to be compelling value opportunities. During the period, our portion of the Fund’s positioning on the long side of the portfolio decreased in the
8	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
financials sector and increased in the consumer services and health care market segments, areas where we had observed what we considered to be high quality businesses with improving business momentum trading at attractive valuations relative to peers and the companies’ own history.
At the end of the period, our portion of the Fund’s largest long exposures were in financials and information technology. Within financials, there was a tilt toward the largest U.S. banks and large-cap insurance companies exhibiting what we view as attractive valuations, strong balance sheets and accelerating capital return. These companies, in our opinion, are also benefiting from widening net interest margins from rising interest rates and regulatory relief. Within information technology, we were finding opportunities mostly from mature large-cap technology companies where valuations were inexpensive, in our view, and free cash flow is recurring. There was a tilt toward large-cap companies successfully transitioning to cloud-subscription models and toward electronics distributors and semiconductor companies transitioning away from personal computer/consumer electronics toward autos, industrial and health care end-markets. Our portion of the Fund’s largest short exposures at the end of the period similarly included information technology and financials. Within information technology, we believed we were finding opportunities to take short positions in small-to-mid-cap software and equipment companies. Within financials, we found what we saw as opportunities in regional banks trading at extreme valuations with declining net interest margins.
WellsCap: During the period, our portion of the Fund increased its relative exposures to communication services and real estate, while decreasing its relative weights to energy and industrials. From a country perspective, our portion of the Fund increased exposure to Canada and the Netherlands and decreased exposure to the U.S. and Spain during the period.
At the end of the period, our portion of the Fund was most overweight information technology and consumer discretionary and most underweight financial and materials relative to the MSCI World Index (Net). Our portion of the Fund was rather neutrally weighted to industrials and health care compared to the MSCI World Index (Net) at the end of the period. Geographically, our portion of the Fund was most overweight relative to the MSCI World Index (Net) in Canada and Japan; was most underweight the U.K. and the U.S.; and was rather neutrally allocated to Sweden and Italy at the end of the period.
Derivative positions
AQR: Our portion of the Fund utilized equity swaps, equity index futures and currency forwards during the period. We used equity derivative instruments as a substitute for investing in conventional securities and for investment purposes to increase economic exposure to a particular security or index in a cost-effective manner. Typically, our portion of the Fund invests in common stocks and swaps on individual common stocks. Additionally, our portion of Fund uses both equity index futures and currency forwards to gain passive equity market exposure. Our portion of the Fund’s passive market exposure and tactical market exposure components are implemented entirely using derivatives. The global stock selection component is implemented using both physical equities and equity swaps. During the period, as mentioned earlier, the global stock selection component detracted from our portion of the Fund’s results, while the passive market exposure and tactical market exposure components contributed positively.
Boston Partners: Our portion of the Fund utilized several total return swaps during the period, though they represented a rather small portion of the portfolio and thus had a minimal effect on performance. Derivatives were used to gain short exposure when 1) exchanges forbid cash short sales; 2) taxes or other market features made cash long purchases or sales expensive; and 3) additional return was sought when implied volatilities were sufficiently high and stocks held long were near their target price.
WellsCap: Our portion of the Fund did not invest in derivatives during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets with along-term expectation of illiquidity. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Short positions (where the underlying asset is not owned) can create unlimited risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Foreign investments subject the Fund to risks,
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	9

Manager Discussion of Fund Performance  (continued)
including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.60	1,013.64	11.21	11.23	2.25
Institutional Class	1,000.00	1,000.00	1,005.70	1,014.88	9.95	9.99	2.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	11

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 76.4%
Issuer	Shares	Value ($)
Communication Services 4.6%
Diversified Telecommunication Services 0.3%
Proximus SADP	979	27,396
Verizon Communications, Inc.(a)	12,530	716,591
Total		743,987
Entertainment 0.4%
Modern Times Group	1,308	16,899
Viacom, Inc., Class B(a)	32,012	925,467
Walt Disney Co. (The)	5	685
Total		943,051
Interactive Media & Services 1.7%
Alphabet, Inc., Class A(a),(b)	2,047	2,454,271
Alphabet, Inc., Class C(b)	238	282,858
Auto Trader Group PLC	75,530	556,869
Baidu, Inc., ADR(b)	1,661	276,108
Kakaku.com, Inc.	5,500	113,314
TripAdvisor, Inc.(a),(b)	13,819	735,586
Total		4,419,006
Media 2.2%
Altice U.S.A., Inc., Class A	11,735	276,477
Comcast Corp., Class A(a)	42,700	1,858,731
Discovery, Inc., Class A(a),(b)	11,161	344,875
Eutelsat	14,848	267,955
Fox Corp., Class A(b)	16,363	637,993
Fox Corp., Class B(b)	318	12,243
Interpublic Group of Companies, Inc. (The)	11,411	262,453
Liberty Global PLC, Class C(b)	14,511	379,463
Nexstar Media Group, Inc., Class A	4,458	521,809
ProSiebenSat.1 Media AG	9,687	152,489
Quebecor, Inc., Class B	996	24,839
Tribune Media Co.	16,821	777,130
Total		5,516,457
Total Communication Services		11,622,501
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 10.1%
Auto Components 0.4%
Gentex Corp.	19,156	441,163
Lear Corp.	2,938	420,134
Linamar Corp	3,183	120,743
Magna International, Inc.	2,038	113,439
Total		1,095,479
Automobiles 0.1%
Fiat Chrysler Automobiles NV	23,936	368,712
Hotels, Restaurants & Leisure 2.4%
Autogrill SpA	8,108	78,799
Crown Resorts Ltd.	14,933	139,982
Darden Restaurants, Inc.(a)	11,608	1,365,101
Domino’s Pizza, Inc.(a)	4,918	1,330,712
Genting Singapore Ltd.	349,400	253,356
GVC Holdings PLC	39,533	336,525
Kindred Group PLC	12,779	111,596
Las Vegas Sands Corp.	12,527	839,935
Melco Resorts & Entertainment Ltd., ADR	23,060	578,806
Wyndham Destinations, Inc.	14,037	611,452
Wyndham Hotels & Resorts, Inc.	7,294	406,422
Total		6,052,686
Household Durables 0.7%
Persimmon PLC	28,655	835,507
Sony Corp.	16,900	851,221
Total		1,686,728
Internet & Direct Marketing Retail 2.2%
Booking Holdings, Inc.(a),(b)	912	1,691,751
eBay, Inc.(a)	73,343	2,842,041
Expedia Group, Inc.	2,654	344,595
ZOZO, Inc.	40,400	717,644
Total		5,596,031
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.5%
Bandai Namco Holdings, Inc.	24,100	1,155,375
BRP, Inc.	4,274	132,843
Sankyo Co., Ltd.	800	31,594
Total		1,319,812
Multiline Retail 0.5%
Canadian Tire Corp., Ltd., Class A	118	12,988
Kohl’s Corp.(a)	12,288	873,677
Nordstrom, Inc.(a)	214	8,778
Target Corp.	4,104	317,732
Total		1,213,175
Specialty Retail 1.0%
Best Buy Co., Inc.(a)	13,495	1,004,163
Burlington Stores, Inc.(a),(b)	774	130,736
Hennes & Mauritz	1,270	22,160
Lowe’s Companies, Inc.	5,327	602,697
Ulta Beauty, Inc.(a),(b)	1,830	638,633
Total		2,398,389
Textiles, Apparel & Luxury Goods 2.3%
Adidas AG	2,546	654,217
Gildan Activewear, Inc.	832	30,679
lululemon athletica, Inc.(a),(b)	6,199	1,093,194
Nike, Inc., Class B(a)	16,818	1,477,125
Pandora A/S	9,317	390,804
Ralph Lauren Corp.(a)	7,278	957,639
Swatch Group AG (The), Registered Shares	4,855	284,929
Tapestry, Inc.(a)	26,885	867,579
Total		5,756,166
Total Consumer Discretionary		25,487,178
Consumer Staples 5.4%
Beverages 1.7%
AmBev SA, ADR	80,118	377,356
Carlsberg A/S, Class B	101	13,046
Coca-Cola Amatil Ltd.	6,698	41,548
Coca-Cola European Partners PLC(a)	52,764	2,827,623
Heineken Holding NV	2,591	263,145
Common Stocks (continued)
Issuer	Shares	Value ($)
Molson Coors Brewing Co., Class B	4,117	264,270
PepsiCo, Inc.	3,478	445,358
Total		4,232,346
Food & Staples Retailing 1.1%
Axfood AB	2,341	42,971
Empire Co., Ltd., Class A	59,880	1,331,958
Kesko OYJ, Class B	738	38,324
Koninklijke Ahold Delhaize NV	17,519	421,674
Loblaw Companies Ltd.	9,600	470,290
Metro AG	881	14,921
Walgreens Boots Alliance, Inc.(a)	7,358	394,168
Total		2,714,306
Food Products 1.3%
Lamb Weston Holdings, Inc.(a)	20,653	1,446,743
Leroy Seafood Group ASA	19,361	139,898
Mondelez International, Inc., Class A	13,324	677,525
Nestlé SA, Registered Shares	1,101	105,945
Nomad Foods Ltd.(b)	34,770	723,216
SalMar ASA	4,101	186,335
Total		3,279,662
Household Products 0.0%
Essity AB, Class B	462	13,699
Personal Products 0.2%
Unilever NV	7,535	455,943
Tobacco 1.1%
Altria Group, Inc.	20,773	1,128,597
Imperial Brands PLC	23,362	742,104
Philip Morris International, Inc.	5,000	432,800
Swedish Match AB	12,203	595,014
Total		2,898,515
Total Consumer Staples		13,594,471
Energy 4.3%
Energy Equipment & Services 0.3%
Apergy Corp.(b)	8,957	355,503
Cactus, Inc., Class A(b)	9,684	351,529
Saipem SpA(b)	18,224	92,328
Total		799,360

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 4.0%
Canadian Natural Resources Ltd.	22,972	688,700
Chevron Corp.	2,578	309,515
Cimarex Energy Co.	6,219	426,996
ConocoPhillips Co.	9,419	594,527
Diamondback Energy, Inc.	2,997	318,851
Enerplus Corp.	49,682	454,655
ENI SpA	53,235	908,642
Equinor ASA	16,842	375,690
Husky Energy, Inc.	3,249	35,262
JXTG Holdings, Inc.	281,500	1,369,552
Kosmos Energy Ltd.	52,472	351,038
Marathon Oil Corp.	34,752	592,174
Neste OYJ	16,377	540,767
Noble Energy, Inc.	22,419	606,658
Pioneer Natural Resources Co.(a)	4,010	667,505
Plains GP Holdings LP, Class A(a),(b)	21,556	508,722
Royal Dutch Shell PLC, Class B	5,141	165,217
Snam SpA	6,879	35,005
Total SA, ADR	14,108	785,392
Tullow Oil PLC	49,677	145,947
Valero Energy Corp.	2,804	254,211
Total		10,135,026
Total Energy		10,934,386
Financials 10.4%
Banks 4.3%
Banca Popolare dell’Emilia Romagna SC	21,896	105,209
Bank of America Corp.(a)	44,331	1,355,642
Bank of Ireland Group PLC(b)	39,094	249,494
BB&T Corp.	8,536	437,043
Citigroup, Inc.(a)	22,278	1,575,055
Citizens Financial Group, Inc.	4,865	176,113
DNB ASA(b)	15,302	293,804
East West Bancorp, Inc.	7,427	382,342
Fifth Third Bancorp	14,286	411,722
Huntington Bancshares, Inc.	52,189	726,471
JPMorgan Chase & Co.(a)	11,667	1,353,955
KeyCorp	45,783	803,492
National Bank of Canada	348	16,578
Common Stocks (continued)
Issuer	Shares	Value ($)
PNC Financial Services Group, Inc. (The)	3,098	424,209
Regions Financial Corp.	35,072	544,668
Sumitomo Mitsui Financial Group, Inc.	5,700	207,174
SunTrust Banks, Inc.	7,255	475,057
United Overseas Bank Ltd.	14,600	298,986
Wells Fargo & Co.(a)	20,220	978,850
Total		10,815,864
Capital Markets 0.9%
E*TRADE Financial Corp.	11,489	582,033
GAM Holding AG(b)	3,805	15,758
Goldman Sachs Group, Inc. (The)	1,635	336,679
Moody’s Corp.	1,660	326,389
Morgan Stanley	8,790	424,117
S&P Global, Inc.	1,372	302,746
TD Ameritrade Holding Corp.	5,050	265,529
Total		2,253,251
Consumer Finance 1.0%
American Express Co.	3,233	379,005
Capital One Financial Corp.	2,756	255,839
Discover Financial Services	13,238	1,078,765
Navient Corp.	7,687	103,851
SLM Corp.	32,807	333,319
Synchrony Financial	12,909	447,555
Total		2,598,334
Diversified Financial Services 0.4%
Berkshire Hathaway, Inc., Class B(b)	4,739	1,026,989
Insurance 3.8%
Aegon NV	23,016	120,194
Ageas	819	43,174
Alleghany Corp.(b)	1,059	695,636
Allianz SE, Registered Shares	2,088	503,041
Allstate Corp. (The)	9,347	925,914
American International Group, Inc.	17,499	832,427
Aon PLC	4,256	766,676
ASR Nederland NV	6,492	288,345
Assicurazioni Generali SpA	1,040	20,180
Athene Holding Ltd., Class A(a),(b)	2,086	94,204
Chubb Ltd.	5,175	751,410

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Everest Re Group Ltd.	2,350	553,425
Marsh & McLennan Companies, Inc.	5,001	471,544
MS&AD Insurance Group Holdings, Inc.	1,100	34,192
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares(b)	214	53,525
NN Group NV	2,278	99,185
Power Corp. of Canada	53,800	1,234,464
Power Financial Corp.	16,300	388,489
SCOR SE	9,939	405,326
Swiss Life Holding AG, Registered Shares(b)	36	16,927
T&D Holdings, Inc.	48,300	523,142
Talanx AG	1,416	56,571
Travelers Companies, Inc. (The)	3,066	440,737
Unipol Gruppo SpA	34,355	174,784
UnipolSai SpA	5,311	14,547
Zurich Insurance Group AG	90	28,697
Total		9,536,756
Total Financials		26,231,194
Health Care 9.1%
Biotechnology 1.7%
AbbVie, Inc.	5,294	420,291
Amgen, Inc.(a)	8,295	1,487,459
Biogen, Inc.(b)	1,865	427,533
Gilead Sciences, Inc.(a)	26,791	1,742,487
Swedish Orphan Biovitrum AB(b)	12,341	225,182
United Therapeutics Corp.(a),(b)	74	7,590
Total		4,310,542
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.(a)	5,132	391,572
Carl Zeiss Meditec AG	444	43,599
DiaSorin SpA	1,340	130,906
Getinge AB, Series CPO	2,237	31,518
GN Store Nord	7,471	382,400
Hoya Corp.	6,500	459,080
IDEXX Laboratories, Inc.(a),(b)	5,076	1,177,632
Koninklijke Philips NV	919	39,132
Medtronic PLC(a)	19,383	1,721,404
Sonova Holding AG	379	76,436
Total		4,453,679
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.8%
AmerisourceBergen Corp.	3,893	291,041
Anthem, Inc.	2,415	635,217
Cigna Corp.(a)	5,241	832,480
CVS Health Corp.	10,149	551,903
Humana, Inc.	1,322	337,652
Laboratory Corp. of America Holdings(b)	1,791	286,417
McKesson Corp.	3,836	457,443
Molina Healthcare, Inc.(b)	1,710	221,667
Quest Diagnostics, Inc.	3,086	297,429
UnitedHealth Group, Inc.	2,725	635,116
Total		4,546,365
Life Sciences Tools & Services 0.4%
ICON PLC(b)	2,276	310,856
IQVIA Holdings, Inc.(b)	4,888	678,943
Total		989,799
Pharmaceuticals 3.4%
Bausch Health Companies, Inc.(b)	790	18,245
Eli Lilly & Co.(a)	13,437	1,572,666
H Lundbeck A/S	16,632	699,632
Jazz Pharmaceuticals PLC(b)	2,562	332,471
Johnson & Johnson(a)	11,703	1,652,464
Merck & Co., Inc.	6,233	490,599
Novartis AG, ADR	2,940	241,756
Novo Nordisk A/S, Class B	8,581	419,620
Orion Oyj, Class B	782	25,988
Pfizer, Inc.	10,933	443,989
Roche Holding AG, Genusschein Shares	10,668	2,812,135
UCB SA	220	17,450
Total		8,727,015
Total Health Care		23,027,400
Industrials 10.5%
Aerospace & Defense 0.9%
Boeing Co. (The)	2,468	932,139
Curtiss-Wright Corp.	1,537	175,126
Leonardo-Finmeccanica SpA	3,235	37,354
United Technologies Corp.	7,533	1,074,281
Total		2,218,900

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.4%
bpost SA	7,144	85,816
United Parcel Service, Inc., Class B	7,631	810,565
Total		896,381
Airlines 1.7%
Air Canada(b)	53,210	1,277,326
Deutsche Lufthansa AG, Registered Shares	50,104	1,209,352
Southwest Airlines Co.	9,816	532,322
United Continental Holdings, Inc.(a),(b)	13,057	1,160,245
Total		4,179,245
Building Products 0.3%
Owens Corning	9,538	489,013
Rockwool International A/S, Class B	619	165,345
Total		654,358
Commercial Services & Supplies 0.5%
KAR Auction Services, Inc.	23,420	1,322,762
Securitas AB	1,224	21,403
Total		1,344,165
Construction & Engineering 0.0%
Hochtief AG	592	88,310
Skanska AB, Class B	721	12,556
WSP Global, Inc.	528	28,511
Total		129,377
Electrical Equipment 1.0%
AMETEK, Inc.	12,746	1,123,815
Eaton Corp. PLC	9,582	793,581
Emerson Electric Co.	6,628	470,522
Signify NV	8,818	264,367
Total		2,652,285
Industrial Conglomerates 0.1%
Rheinmetall AG	2,679	307,388
Machinery 1.3%
Caterpillar, Inc.	3,140	437,779
Dover Corp.	7,950	779,418
Ingersoll-Rand PLC	3,510	430,361
ITT, Inc.	13,155	796,535
KION Group AG	242	16,568
Common Stocks (continued)
Issuer	Shares	Value ($)
Parker-Hannifin Corp.	2,125	384,795
Pentair PLC	7,953	310,088
Yangzijiang Shipbuilding Holdings Ltd.	47,200	54,572
Total		3,210,116
Marine 0.0%
AP Moller - Maersk A/S, Class B	90	117,254
Professional Services 0.8%
Adecco Group AG, Registered Shares	3,642	209,166
DKSH Holding AG	218	13,382
ManpowerGroup, Inc.	2,775	266,511
Robert Half International, Inc.(a)	18,318	1,137,365
Teleperformance SA(b)	2,079	399,439
Wolters Kluwer NV	385	26,850
Total		2,052,713
Road & Rail 2.4%
Aurizon Holdings Ltd.	450,733	1,512,438
Central Japan Railway Co.	3,300	709,630
ComfortDelGro Corp., Ltd.	617,500	1,223,073
DSV A/S	787	72,714
Kansas City Southern	5,589	688,230
Kyushu Railway Co.	9,300	303,033
Nippon Express Co., Ltd.	1,800	98,988
Old Dominion Freight Line, Inc.(a)	3,629	541,737
Union Pacific Corp.	5,423	960,088
Total		6,109,931
Trading Companies & Distributors 1.1%
Air Lease Corp.	5,012	193,263
Finning International, Inc.	944	16,946
HD Supply Holdings, Inc.(b)	12,113	553,443
Marubeni Corp.	271,300	1,944,025
Total		2,707,677
Total Industrials		26,579,790
Information Technology 13.8%
Communications Equipment 2.1%
Cisco Systems, Inc.(a)	48,757	2,727,954
F5 Networks, Inc.(a),(b)	6,329	993,020
Juniper Networks, Inc.(a)	33,034	917,354
Motorola Solutions, Inc.(a)	4,009	580,944

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Nokia OYJ	20,824	109,284
Telefonaktiebolaget LM Ericsson, Class B	14,769	146,098
Total		5,474,654
Electronic Equipment, Instruments & Components 2.0%
Adyen NV(b)	1,063	865,105
Arrow Electronics, Inc.(a),(b)	11,169	943,892
Avnet, Inc.	12,136	589,931
CDW Corp.(a)	15,962	1,685,587
Fingerprint Cards AB, Class B(b)	44,016	64,733
Flex Ltd.(a),(b)	57,505	634,855
Jabil, Inc.	6,513	196,758
Total		4,980,861
IT Services 3.3%
Alliance Data Systems Corp.	889	142,329
Amdocs Ltd.	4,840	266,587
AtoS	3,129	322,101
Capgemini SE	6,235	755,963
CGI, Inc.(b)	8,000	575,830
DXC Technology Co.(a)	28,409	1,867,608
Leidos Holdings, Inc.(a)	10,616	780,064
Paychex, Inc.(a)	2,186	184,302
Science Applications International Corp.	4,743	355,488
VeriSign, Inc.(a),(b)	5,990	1,182,725
Western Union Co. (The)(a)	71,359	1,387,219
Wirecard AG	3,323	498,310
Total		8,318,526
Semiconductors & Semiconductor Equipment 1.4%
Broadcom, Inc.	1,548	492,883
Dialog Semiconductor PLC(b)	5,366	207,639
KLA-Tencor Corp.(a)	14,249	1,816,462
Marvell Technology Group Ltd.	25,200	630,504
Qorvo, Inc.(b)	2,431	183,808
STMicroelectronics NV	5,647	103,746
Teladoc Health, Inc.	1,656	112,482
Total		3,547,524
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 3.6%
Cadence Design Systems, Inc.(a),(b)	735	50,994
CDK Global, Inc.	15,399	928,868
Citrix Systems, Inc.(a)	13,321	1,344,888
Constellation Software, Inc.	1,700	1,499,977
Fortinet, Inc.(a),(b)	10,276	959,984
Microsoft Corp.(a)	10,478	1,368,427
Open Text Corp.	17,900	688,102
Oracle Corp.(a)	13,144	727,257
SAP SE	150	19,277
Software AG	4,147	157,957
Temenos AG(b)	2,563	426,098
Trend Micro, Inc.	19,100	954,845
Total		9,126,674
Technology Hardware, Storage & Peripherals 1.4%
Hewlett Packard Enterprise Co.	39,703	627,704
HP, Inc.	32,753	653,422
Konica Minolta, Inc.	48,000	481,999
NetApp, Inc.(a)	12,972	945,010
Xerox Corp.(a)	22,724	758,073
Total		3,466,208
Total Information Technology		34,914,447
Materials 3.4%
Chemicals 1.4%
Covestro AG	6,747	368,913
DowDuPont, Inc.	8,754	336,591
Evonik Industries AG	1,657	49,362
FMC Corp.	6,258	494,757
Methanex Corp.	4,895	268,335
Mosaic Co. (The)	26,914	702,725
Nutrien Ltd.	14,692	796,013
Showa Denko KK	6,500	221,910
Solvay SA	284	34,131
Trinseo SA	4,275	192,161
Total		3,464,898

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.2%
Cemex SAB de CV, ADR(b)	6,051	27,835
CRH PLC	11,591	386,935
HeidelbergCement AG	1,453	117,337
Total		532,107
Containers & Packaging 0.6%
Avery Dennison Corp.	2,628	290,788
Graphic Packaging Holding Co.	62,309	864,849
WestRock Co.	10,544	404,679
Total		1,560,316
Metals & Mining 1.1%
Barrick Gold Corp.	37,761	480,320
Boliden AB	8,062	239,924
Rio Tinto Ltd.	27,647	1,863,474
Salzgitter AG	2,455	80,871
Teck Resources Ltd., Class B	2,303	54,459
Total		2,719,048
Paper & Forest Products 0.1%
Holmen AB, Class B	2,324	48,874
UPM-Kymmene OYJ	3,706	104,374
West Fraser Timber Co., Ltd.	5,029	258,901
Total		412,149
Total Materials		8,688,518
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.6%
Brookfield Property REIT, Inc.(a)	29,375	611,881
H&R Real Estate Investment Trust	28,100	480,114
HCP, Inc.(a)	57,363	1,708,270
Link REIT (The)	59,500	695,195
Retail Properties of America, Inc., Class A	15,213	186,968
RioCan Real Estate Investment Trust	74,100	1,424,809
SL Green Realty Corp.	4,501	397,618
Smart Real Estate Investment Trust	37,100	938,231
Total		6,443,086
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 0.1%
Hang Lung Group Ltd.	31,920	95,199
Kerry Properties Ltd.	46,500	199,037
Total		294,236
Total Real Estate		6,737,322
Utilities 2.1%
Electric Utilities 0.8%
Chubu Electric Power Co., Inc.	47,300	687,815
Enel SpA	117,279	741,755
Kansai Electric Power Co., Inc. (The)	17,600	212,929
Ørsted A/S	3,506	268,416
Red Electrica Corp. SA	4,717	97,797
Total		2,008,712
Gas Utilities 0.2%
Italgas SpA	21,241	132,461
Osaka Gas Co., Ltd.	22,800	421,775
Total		554,236
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)(a)	83,778	1,434,279
Vistra Energy Corp	5,886	160,394
Total		1,594,673
Multi-Utilities 0.4%
A2A SpA	185,077	309,298
Atco Ltd., Class I	2,805	96,208
E.ON SE	53,965	579,124
Hera	8,322	29,626
Total		1,014,256
Total Utilities		5,171,877
Total Common Stocks (Cost $172,296,011)		192,989,084

Preferred Stocks 0.1%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Auto Components 0.0%
Schaeffler AG	1,912	16,320

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Preferred Stocks (continued)
Issuer	Shares	Value ($)
Automobiles 0.1%
BMW AG	2,471	182,363
Porsche Automobil Holding SE	584	40,506
Total		222,869
Total Consumer Discretionary		239,189
Total Preferred Stocks (Cost $267,993)		239,189

Money Market Funds 16.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(c),(d)	40,419,610	40,415,568
Total Money Market Funds (Cost $40,415,568)		40,415,568
Total Investments (Cost $212,979,572)		233,643,841

Investments in securities sold short

Common Stocks (33.9)%
Issuer	Shares	Value ($)
Communication Services (1.7)%
Diversified Telecommunication Services (0.4)%
Cogent Communications Group	(8,297)	(458,243)
Elisa OYJ	(1,914)	(81,211)
Singapore Telecommunications Ltd.	(25,200)	(58,788)
Sunrise Communications Group AG(b)	(530)	(35,188)
Telecom Italia SpA(b)	(236,552)	(132,287)
Telenor ASA	(617)	(12,387)
United Internet AG, Registered Shares	(7,027)	(281,605)
Total		(1,059,709)
Entertainment (0.5)%
Lions Gate Entertainment Corp.	(14,786)	(215,728)
Netflix, Inc.(b)	(1,794)	(664,749)
Sea Ltd., ADR(b)	(14,703)	(365,957)
Total		(1,246,434)
Interactive Media & Services (0.2)%
Adevinta ASA, Class A(b)	(4,741)	(47,820)
Scout24 AG(e)	(353)	(18,173)
TripAdvisor, Inc.(b)	(2,755)	(146,649)
Zillow Group, Inc., Class C(b)	(7,360)	(245,824)
Total		(458,466)

Common Stocks (continued)
Issuer	Shares	Value ($)
Media (0.4)%
Altice Europe NV, Class A(b)	(44,711)	(141,417)
Axel Springer SE	(4,349)	(246,331)
Charter Communications, Inc., Class A(b)	(162)	(60,133)
Meredith Corp.	(5,254)	(309,986)
Nordic Entertainment Group AB, Class B(b)	(149)	(3,797)
Pearson PLC	(20,776)	(224,917)
Schibsted ASA, Class A	(5,209)	(136,693)
Telenet Group Holding NV	(229)	(12,154)
Total		(1,135,428)
Wireless Telecommunication Services (0.2)%
1&1 Drillisch AG	(4,635)	(172,802)
Millicom International Cellular SA, SDR	(2,760)	(161,438)
Tele2 AB, Class B	(13,122)	(175,304)
Total		(509,544)
Total Communication Services		(4,409,581)
Consumer Discretionary (6.4)%
Auto Components (0.8)%
Brembo SpA	(11,059)	(145,124)
Dorman Products, Inc.(b)	(4,618)	(404,860)
Pirelli & C SpA(b),(e)	(36,340)	(265,260)
Valeo SA	(30,218)	(1,097,101)
Total		(1,912,345)
Automobiles (0.7)%
Aston Martin Lagonda Global Holdings PLC(b),(e)	(17,144)	(222,082)
Daimler AG, Registered Shares(b)	(4,551)	(297,791)
Ferrari NV	(4,618)	(625,431)
Tesla, Inc.(b)	(2,841)	(678,118)
Total		(1,823,422)
Distributors (0.1)%
LKQ Corp.(b)	(7,691)	(231,499)
Hotels, Restaurants & Leisure (1.8)%
Choice Hotels International, Inc.	(5,308)	(440,776)
Cracker Barrel Old Country Store, Inc.	(1,608)	(271,334)
Domino’s Pizza, Inc.	(673)	(182,100)
Dunkin’ Brands Group, Inc.	(2,843)	(212,173)
MGM Resorts International	(38,331)	(1,020,755)
Norwegian Cruise Line Holdings Ltd.(b)	(5,435)	(306,480)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
April 30, 2019

Common Stocks (continued)
Issuer	Shares	Value ($)
Restaurant Brands International, Inc.	(298)	(19,450)
Shake Shack, Inc., Class A(b)	(4,806)	(294,608)
Stars Group, Inc. (The)(b)	(12,595)	(237,666)
Texas Roadhouse, Inc.	(3,448)	(186,226)
Vail Resorts, Inc.	(1,356)	(310,321)
Wynn Resorts Ltd.	(7,768)	(1,122,088)
Total		(4,603,977)
Household Durables (0.3)%
Husqvarna AB	(17,585)	(160,558)
Leggett & Platt, Inc.	(13,431)	(528,644)
Whirlpool Corp.	(1,025)	(142,291)
Total		(831,493)
Internet & Direct Marketing Retail (1.2)%
Delivery Hero SE(b),(e)	(32,400)	(1,493,205)
MercadoLibre, Inc.(b)	(1,011)	(489,465)
Stitch Fix, Inc., Class A(b)	(8,584)	(228,764)
Wayfair, Inc., Class A(b)	(2,162)	(350,568)
Zalando SE(b)	(9,720)	(457,228)
Total		(3,019,230)
Leisure Products (0.1)%
Mattel, Inc.(b)	(18,631)	(227,112)
Multiline Retail (0.5)%
Dollar Tree, Inc.(b)	(11,198)	(1,246,113)
Specialty Retail (0.7)%
Carvana Co.(b)	(10,026)	(717,460)
Fielmann AG	(1,055)	(74,902)
Monro Muffler Brake, Inc.	(7,096)	(594,858)
Tiffany & Co.	(2,096)	(225,991)
Total		(1,613,211)
Textiles, Apparel & Luxury Goods (0.2)%
Cie Financiere Richemont SA, Class A, Registered Shares	(1,374)	(100,459)
Under Armour, Inc., Class A(b)	(20,028)	(462,447)
Total		(562,906)
Total Consumer Discretionary		(16,071,308)

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples (1.2)%
Beverages (0.3)%
Anheuser-Busch InBev SA/NV	(179)	(15,913)
Davide Campari-Milano SpA	(8,352)	(84,168)
MGP Ingredients, Inc.	(2,859)	(251,220)
National Beverage Corp.	(3,388)	(189,728)
Treasury Wine Estates Ltd.	(21,937)	(266,089)
Total		(807,118)
Food & Staples Retailing (0.1)%
Casey’s General Stores, Inc.	(1,662)	(219,966)
Food Products (0.6)%
B&G Foods, Inc.	(4,747)	(123,422)
Calbee, Inc.	(7,700)	(213,216)
Cal-Maine Foods, Inc.	(5,394)	(221,747)
Campbell Soup Co.	(4,998)	(193,373)
General Mills, Inc.	(2,910)	(149,778)
Hain Celestial Group, Inc. (The)(b)	(13,919)	(303,712)
Kikkoman Corp.	(4,100)	(190,917)
Wilmar International Ltd.	(5,200)	(13,907)
Yamazaki Baking Co., Ltd.	(11,900)	(177,277)
Total		(1,587,349)
Household Products (0.1)%
Kimberly-Clark de Mexico SAB de SV, Class A(b)	(94,900)	(163,892)
Tobacco (0.1)%
British American Tobacco PLC	(3,999)	(155,920)
Total Consumer Staples		(2,934,245)
Energy (4.1)%
Energy Equipment & Services (1.2)%
Drilling Co. of 1972 A/S (The)(b)	(766)	(58,805)
Halliburton Co.	(40,063)	(1,134,985)
Helmerich & Payne, Inc.	(8,240)	(482,205)
SBM Offshore NV	(7,564)	(140,152)
Subsea 7 SA	(8,324)	(105,745)
TechnipFMC PLC	(11,878)	(292,080)
Tenaris SA	(40,225)	(558,541)
US Silica Holdings, Inc.	(18,838)	(298,017)
Total		(3,070,530)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels (2.9)%
Antero Midstream Corp.	(11,932)	(145,690)
Apache Corp.	(9,021)	(296,881)
ARC Resources Ltd.	(46,227)	(293,642)
Cameco Corp.	(16,623)	(183,390)
Cenovus Energy, Inc.	(21,855)	(216,641)
Cheniere Energy, Inc.(b)	(13,873)	(892,728)
Chesapeake Energy Corp.(b)	(71,085)	(206,857)
Delek U.S. Holdings, Inc.	(4,730)	(175,294)
Devon Energy Corporation	(8,005)	(257,281)
Diamondback Energy, Inc.	(3,981)	(423,539)
Enbridge, Inc.	(6,027)	(222,644)
Keyera Corp.	(18,479)	(427,043)
Koninklijke Vopak NV	(4,838)	(215,696)
Matador Resources Co.(b)	(14,293)	(281,429)
Murphy Oil Corp.	(10,231)	(278,692)
Noble Energy, Inc.	(36,346)	(983,523)
Oil Search Ltd.	(35,066)	(192,037)
Peyto Exploration & Development Corp.	(10,103)	(45,624)
PrairieSky Royalty, Ltd.	(25,302)	(364,695)
Targa Resources Corp.	(593)	(23,809)
TransCanada Corp.	(6,769)	(323,287)
TransCanada Corp.	(4,937)	(235,629)
Vermilion Energy, Inc.	(520)	(13,278)
Whitecap Resources, Inc.	(3,642)	(14,653)
Whiting Petroleum Corp.(b)	(4,039)	(110,628)
Williams Companies, Inc. (The)	(11,716)	(331,914)
Total		(7,156,524)
Total Energy		(10,227,054)
Financials (4.6)%
Banks (2.5)%
Aozora Bank Ltd.	(5,600)	(136,828)
Banco Bilbao Vizcaya Argentaria SA	(25,248)	(153,428)
Banco BPM SpA(b)	(69,992)	(166,426)
Bank of Hawaii Corp.	(1,603)	(132,055)
Bankinter SA	(23,449)	(187,206)
Canadian Western Bank	(9,002)	(201,851)
Commonwealth Bank of Australia	(3,344)	(175,745)
Community Bank System, Inc.	(7,154)	(475,455)

Common Stocks (continued)
Issuer	Shares	Value ($)
Cullen/Frost Bankers, Inc.	(1,286)	(130,773)
CVB Financial Corp.	(14,507)	(314,802)
First Financial Bankshares, Inc.	(15,551)	(956,698)
First Republic Bank	(2,919)	(308,305)
Glacier Bancorp, Inc.	(9,010)	(383,736)
ICICI Bank Ltd., ADR	(9,274)	(106,187)
Independent Bank Corp.	(2,497)	(200,334)
Intesa Sanpaolo SpA	(94,666)	(248,137)
Nordea Bank Abp	(9,214)	(72,490)
Prosperity Bancshares, Inc.	(3,488)	(256,856)
Svenska Handelsbanken AB, Class A	(8,759)	(95,675)
Trustmark Corp.	(10,081)	(362,513)
UMB Financial Corp.	(1,895)	(132,385)
UniCredit SpA	(897)	(12,405)
Unione di Banche Italiane SpA	(75,260)	(234,664)
United Bankshares, Inc.	(7,645)	(299,990)
Westamerica Bancorporation	(9,486)	(609,191)
Total		(6,354,135)
Capital Markets (1.4)%
China International Capital Corp., Ltd., Class H(e)	(57,200)	(123,030)
Cohen & Steers, Inc.	(3,297)	(165,345)
Credit Suisse Group AG, Registered Shares(b)	(38,871)	(518,814)
Deutsche Bank AG	(70,963)	(586,514)
Factset Research Systems, Inc.	(843)	(232,558)
Focus Financial Partners, Inc., Class A(b)	(6,913)	(259,237)
Julius Baer Group Ltd.(b)	(2,751)	(132,616)
KKR & Co., Inc., Class A	(10,563)	(258,265)
London Stock Exchange Group PLC	(2,883)	(188,498)
MarketAxess Holdings, Inc.	(1,817)	(505,726)
Nomura Holdings, Inc.	(74,400)	(281,695)
WisdomTree Investments, Inc.	(31,785)	(228,852)
Total		(3,481,150)
Consumer Finance (0.0)%
LendingClub Corp.(b)	(40,064)	(127,404)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
April 30, 2019

Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services (0.2)%
Element Fleet Management Corp.	(12,334)	(76,506)
FGL Holdings	(29,509)	(251,712)
Voya Financial, Inc.	(4,469)	(245,303)
Total		(573,521)
Insurance (0.4)%
American Equity Investment Life Holding Co.	(4,781)	(140,609)
CNO Financial Group, Inc.	(11,733)	(194,181)
Gjensidige Forsikring ASA	(4,152)	(80,634)
Hiscox, Ltd.	(10,759)	(234,858)
RLI Corp.	(3,455)	(280,995)
Tryg A/S	(1,863)	(56,929)
Total		(988,206)
Thrifts & Mortgage Finance (0.1)%
New York Community Bancorp, Inc.	(11,031)	(128,291)
Total Financials		(11,652,707)
Health Care (3.5)%
Biotechnology (1.8)%
Alkermes PLC(b)	(9,684)	(293,619)
Alnylam Pharmaceuticals, Inc.(b)	(9,279)	(828,986)
BeiGene Ltd. ADR(b)	(4,614)	(573,197)
BioMarin Pharmaceutical, Inc.(b)	(10,748)	(919,276)
Genmab A/S(b)	(5,109)	(848,136)
Idorsia Ltd.(b)	(3,843)	(75,959)
Moderna, Inc.(b)	(8,881)	(231,172)
Seattle Genetics, Inc.(b)	(12,075)	(818,443)
Total		(4,588,788)
Health Care Equipment & Supplies (0.5)%
Align Technology, Inc.(b)	(629)	(204,224)
Dentsply Sirona, Inc.	(4,892)	(250,128)
Glaukos Corp.(b)	(2,697)	(194,535)
Insulet Corp.(b)	(2,986)	(257,542)
Nevro Corp.(b)	(5,769)	(356,005)
Straumann Holding AG, Registered Shares	(50)	(40,365)
Total		(1,302,799)

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services (0.1)%
Covetrus, Inc.(b)	(5,074)	(166,782)
Select Medical Holdings Corp.(b)	(10,994)	(157,984)
Total		(324,766)
Health Care Technology (0.4)%
Cerner Corp.(b)	(3,860)	(256,497)
Inovalon Holdings, Inc.(b)	(17,526)	(237,127)
Tabula Rasa HealthCare, Inc.(b)	(3,611)	(192,322)
Teladoc Health, Inc.(b)	(3,412)	(194,074)
Total		(880,020)
Life Sciences Tools & Services (0.1)%
Lonza Group AG, Registered Shares(b)	(826)	(255,108)
QIAGEN NV(b)	(618)	(23,865)
Total		(278,973)
Pharmaceuticals (0.6)%
Nektar Therapeutics(b)	(13,726)	(439,507)
Takeda Pharmaceutical Co., Ltd.	(19,800)	(730,654)
Vifor Pharma AG	(1,660)	(217,000)
Total		(1,387,161)
Total Health Care		(8,762,507)
Industrials (4.4)%
Aerospace & Defense (0.8)%
Bombardier, Inc., Class B(b)	(17,759)	(30,356)
Elbit Systems Ltd.	(3,432)	(477,701)
Rolls-Royce Holdings PLC(b)	(10,847)	(129,366)
Rolls-Royce Holdings PLC(b),(f),(g)	(770,137)	(1,004)
Saab AB, Class B	(19,401)	(638,679)
TransDigm Group, Inc.(b)	(248)	(119,665)
Triumph Group, Inc.	(25,067)	(594,840)
Total		(1,991,611)
Airlines (0.2)%
American Airlines Group, Inc.	(14,144)	(483,442)
Building Products (0.5)%
AAON, Inc.	(8,129)	(408,157)
ASSA ABLOY AB, Class B	(1,345)	(28,753)
dormakaba Holding AG(b)	(29)	(21,886)

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019

Common Stocks (continued)
Issuer	Shares	Value ($)
Geberit AG, Registered Shares	(1,188)	(498,192)
Trex Company, Inc.(b)	(6,127)	(424,417)
Total		(1,381,405)
Commercial Services & Supplies (0.2)%
Bilfinger SE	(818)	(30,184)
Cimpress NV(b)	(1,027)	(92,841)
Healthcare Services Group, Inc.	(6,221)	(210,581)
ISS A/S	(1,086)	(33,773)
Ritchie Bros. Auctioneers, Inc.	(3,384)	(117,759)
Total		(485,138)
Construction & Engineering (0.2)%
Boskalis Westminster	(1,796)	(49,131)
MasTec, Inc.(b)	(10,467)	(530,154)
SNC-Lavalin Group, Inc.	(739)	(18,424)
Total		(597,709)
Electrical Equipment (0.6)%
Melrose Industries PLC	(375,806)	(990,883)
OSRAM Licht AG	(8,300)	(283,840)
Prysmian SpA	(9,827)	(189,468)
Total		(1,464,191)
Machinery (1.0)%
Epiroc AB, Class A(b)	(1,669)	(17,253)
FANUC Corp.	(1,900)	(356,964)
GEA Group AG	(7,384)	(206,385)
MISUMI Group, Inc.	(42,100)	(1,099,277)
OC Oerlikon Corp. AG, Registered Shares	(1,014)	(13,235)
Wabtec Corp.	(4,982)	(369,017)
Weir Group PLC (The)	(18,459)	(399,451)
Total		(2,461,582)
Marine (0.2)%
AP Moller - Maersk A/S, Class B	(384)	(500,285)
DFDS A/S	(1,001)	(47,491)
Total		(547,776)
Professional Services (0.2)%
CoStar Group, Inc.(b)	(818)	(405,933)
Stantec, Inc.	(2,407)	(60,278)
Total		(466,211)

Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail (0.2)%
DSV A/S	(326)	(30,120)
Hertz Global Holdings, Inc.(b)	(32,763)	(595,632)
Total		(625,752)
Transportation Infrastructure (0.3)%
Fraport AG Frankfurt Airport Services Worldwide	(617)	(51,099)
Transurban Group	(63,458)	(600,912)
Total		(652,011)
Total Industrials		(11,156,828)
Information Technology (3.1)%
Communications Equipment (0.1)%
Plantronics, Inc.	(4,221)	(217,297)
Electronic Equipment, Instruments & Components (0.5)%
Knowles Corp.(b)	(27,091)	(511,478)
National Instruments Corp.	(7,847)	(369,594)
Venture Corp Ltd.	(1,100)	(13,795)
Yaskawa Electric Corp.	(11,700)	(435,565)
Total		(1,330,432)
IT Services (0.4)%
GTT Communications, Inc.(b)	(3,867)	(162,221)
LiveRamp Holdings, Inc.(b)	(3,537)	(206,313)
MongoDB, Inc.(b)	(1,700)	(239,564)
Shopify, Inc., Class A(b)	(1,277)	(310,988)
Shopify, Inc., Class A(b)	(74)	(17,993)
Total		(937,079)
Semiconductors & Semiconductor Equipment (0.7)%
ams AG	(6,281)	(264,999)
Cree, Inc.(b)	(6,748)	(445,975)
Power Integrations, Inc.	(2,903)	(229,395)
STMicroelectronics NV	(18,149)	(333,328)
Universal Display Corp.	(2,992)	(477,523)
Total		(1,751,220)
Software (1.3)%
2U, Inc.(b)	(5,200)	(314,600)
ACI Worldwide, Inc.(b)	(5,796)	(205,874)
Avalara, Inc.(b)	(4,862)	(286,226)
Blackbaud, Inc.	(3,023)	(239,693)
Blackberry Ltd.(b)	(28,700)	(263,285)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
April 30, 2019

Common Stocks (continued)
Issuer	Shares	Value ($)
Guidewire Software, Inc.(b)	(3,392)	(361,248)
HubSpot, Inc.(b)	(1,461)	(269,540)
Instructure, Inc.(b)	(6,721)	(289,541)
Manhattan Associates, Inc.(b)	(6,980)	(470,801)
Proofpoint, Inc.(b)	(2,408)	(302,011)
Zendesk, Inc.(b)	(3,169)	(278,175)
Total		(3,280,994)
Technology Hardware, Storage & Peripherals (0.1)%
Pure Storage, Inc., Class A(b)	(16,682)	(381,351)
Total Information Technology		(7,898,373)
Materials (4.5)%
Chemicals (1.5)%
Balchem Corp.	(1,396)	(141,708)
Christian Hansen Holding A/S	(1,079)	(110,067)
Eastman Chemical Co.	(1,227)	(96,786)
EMS-Chemie Holding AG, Registered Shares	(35)	(21,193)
GCP Applied Technologies(b)	(11,262)	(324,233)
Givaudan SA, Registered Shares	(5)	(12,950)
HB Fuller Co.	(4,891)	(239,512)
International Flavors & Fragrances, Inc.	(2,594)	(357,427)
Novozymes A/S, Class B	(563)	(26,237)
OCI NV(b)	(706)	(20,469)
Quaker Chemical Corp.	(2,432)	(544,330)
RPM International, Inc.	(6,069)	(368,085)
Sika AG	(4,428)	(677,922)
Tokai Carbon Co., Ltd.	(15,400)	(178,203)
Umicore SA	(4,596)	(177,843)
Yara International ASA	(13,120)	(591,715)
Total		(3,888,680)
Construction Materials (0.3)%
James Hardie Industries PLC	(19,718)	(268,269)
Martin Marietta Materials, Inc.	(1,756)	(389,657)
Total		(657,926)

Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging (0.4)%
Ball Corp.	(2,666)	(159,800)
BillerudKorsnas AB	(2,368)	(32,190)
Greif, Inc., Class A	(9,542)	(377,100)
Huhtamaki OYJ	(3,612)	(137,782)
Sonoco Products Co.	(4,837)	(305,021)
Total		(1,011,893)
Metals & Mining (2.2)%
Agnico Eagle Mines Ltd.	(19,911)	(824,559)
Barrick Gold Corp.	(89,580)	(1,138,723)
Compass Minerals International, Inc.	(5,405)	(310,193)
First Quantum Minerals Ltd.	(56,290)	(594,539)
Fortescue Metals Group Ltd.	(46,468)	(234,813)
Franco-Nevada Corp.	(752)	(53,881)
Freeport-McMoRan Copper & Gold, Inc.	(71,857)	(884,560)
Gerdau SA, ADR	(84,366)	(302,030)
Kinross Gold Corp.(b)	(70,200)	(223,223)
Nucor Corp.	(4,364)	(249,054)
Outokumpu OYJ	(41,293)	(157,422)
Thyssenkrupp AG	(34,188)	(480,658)
Wheaton Precious Metals Corp.	(10,342)	(223,715)
Yamana Gold, Inc.	(6,184)	(13,571)
Total		(5,690,941)
Paper & Forest Products (0.1)%
Stora Enso OYJ, Class R	(10,768)	(133,636)
Svenska Cellulosa AB SCA, Class B	(2,404)	(20,987)
Total		(154,623)
Total Materials		(11,404,063)
Real Estate (0.3)%
Equity Real Estate Investment Trusts (REITS) (0.2)%
Iron Mountain, Inc.	(5,282)	(171,559)
Public Storage	(1,782)	(394,143)
Total		(565,702)
Real Estate Management & Development (0.1)%
Redfin Corp.(b)	(10,967)	(226,798)
Total Real Estate		(792,500)

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities (0.1)%
Gas Utilities (0.1)%
AltaGas, Ltd.	(18,128)	(240,994)
Multi-Utilities (0.0)%
RWE AG(b)	(3,468)	(88,569)
Total Utilities		(329,563)
Total Common Stocks (Proceeds $81,752,641)		(85,638,729)

Preferred Stocks (0.1)%
Issuer	Shares	Value ($)
Health Care (0.1)%
Health Care Equipment & Supplies (0.1)%
Sartorius AG	(1,125)	(205,926)
Total Health Care		(205,926)
Total Preferred Stocks (Proceeds $113,983)		(205,926)
Total Investments in Securities Sold Short (Proceeds $81,866,624)		(85,844,655)
Total Investments in Securities, Net of Securities Sold Short	147,799,186
Other Assets & Liabilities, Net	104,727,875
Net Assets	252,527,061

At April 30, 2019, securities and/or cash totaling $166,837,475 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
15,000 AUD	10,662 USD	Citi	06/19/2019	76	—
163,800 CAD	123,380 USD	Citi	06/19/2019	959	—
34,700 CAD	25,778 USD	Citi	06/19/2019	—	(158)
42,000 CHF	42,038 USD	Citi	06/19/2019	621	—
1,500 CHF	1,478 USD	Citi	06/19/2019	—	(1)
280,000 DKK	42,537 USD	Citi	06/19/2019	279	—
390,500 DKK	58,796 USD	Citi	06/19/2019	—	(139)
1,156,507 EUR	1,321,944 USD	Citi	06/19/2019	19,278	—
268,500 EUR	302,180 USD	Citi	06/19/2019	—	(252)
8,000 GBP	10,460 USD	Citi	06/19/2019	—	—
11,500 ILS	3,198 USD	Citi	06/19/2019	—	(9)
4,949,500 JPY	44,694 USD	Citi	06/19/2019	82	—
1,175,790 NOK	137,652 USD	Citi	06/19/2019	1,100	—
304,710 NOK	35,149 USD	Citi	06/19/2019	—	(239)
3,279,500 SEK	354,371 USD	Citi	06/19/2019	7,684	—
9,000 SEK	949 USD	Citi	06/19/2019	—	(2)
7,000 SGD	5,178 USD	Citi	06/19/2019	27	—
4,500 SGD	3,311 USD	Citi	06/19/2019	—	—
11,980 USD	17,000 AUD	Citi	06/19/2019	19	—
446,836 USD	626,000 AUD	Citi	06/19/2019	—	(5,017)
134,884 USD	180,730 CAD	Citi	06/19/2019	192	—
543,110 USD	717,766 CAD	Citi	06/19/2019	—	(6,659)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
April 30, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
630,480 USD	625,488 CHF	Citi	06/19/2019	—	(13,680)
214,347 USD	1,397,500 DKK	Citi	06/19/2019	—	(3,436)
109,842 USD	98,000 EUR	Citi	06/19/2019	543	—
2,493,689 USD	2,183,493 EUR	Citi	06/19/2019	—	(34,247)
51,174 USD	39,224 GBP	Citi	06/19/2019	108	—
1,068,885 USD	809,779 GBP	Citi	06/19/2019	—	(10,159)
269,453 USD	2,107,500 HKD	Citi	06/19/2019	—	(609)
19,087 USD	68,613 ILS	Citi	06/19/2019	45	—
19,231 USD	68,889 ILS	Citi	06/19/2019	—	(22)
1,607,622 USD	176,768,500 JPY	Citi	06/19/2019	—	(14,327)
17,219 USD	149,225 NOK	Citi	06/19/2019	111	—
98,737 USD	843,275 NOK	Citi	06/19/2019	—	(802)
15,377 USD	22,500 NZD	Citi	06/19/2019	—	(336)
843 USD	8,000 SEK	Citi	06/19/2019	3	—
274,666 USD	2,535,000 SEK	Citi	06/19/2019	—	(6,683)
91,976 USD	124,000 SGD	Citi	06/19/2019	—	(732)
15,000 AUD	10,662 USD	JPMorgan	06/19/2019	76	—
164,200 CAD	123,680 USD	JPMorgan	06/19/2019	958	—
34,300 CAD	25,479 USD	JPMorgan	06/19/2019	—	(157)
42,000 CHF	42,038 USD	JPMorgan	06/19/2019	621	—
1,500 CHF	1,478 USD	JPMorgan	06/19/2019	—	(1)
280,000 DKK	42,537 USD	JPMorgan	06/19/2019	279	—
390,500 DKK	58,795 USD	JPMorgan	06/19/2019	—	(139)
1,156,493 EUR	1,321,980 USD	JPMorgan	06/19/2019	19,330	—
268,500 EUR	302,180 USD	JPMorgan	06/19/2019	—	(253)
8,000 GBP	10,460 USD	JPMorgan	06/19/2019	—	—
11,500 ILS	3,198 USD	JPMorgan	06/19/2019	—	(9)
4,949,500 JPY	44,694 USD	JPMorgan	06/19/2019	82	—
1,149,380 NOK	134,583 USD	JPMorgan	06/19/2019	1,099	—
331,120 NOK	38,206 USD	JPMorgan	06/19/2019	—	(249)
3,279,500 SEK	354,360 USD	JPMorgan	06/19/2019	7,674	—
9,000 SEK	949 USD	JPMorgan	06/19/2019	—	(2)
7,000 SGD	5,178 USD	JPMorgan	06/19/2019	27	—
4,500 SGD	3,311 USD	JPMorgan	06/19/2019	—	—
11,980 USD	17,000 AUD	JPMorgan	06/19/2019	19	—
446,834 USD	626,000 AUD	JPMorgan	06/19/2019	—	(5,014)
118,999 USD	159,470 CAD	JPMorgan	06/19/2019	187	—
559,014 USD	739,034 CAD	JPMorgan	06/19/2019	—	(6,667)
630,617 USD	625,512 CHF	JPMorgan	06/19/2019	—	(13,793)
214,323 USD	1,397,500 DKK	JPMorgan	06/19/2019	—	(3,412)
109,842 USD	98,000 EUR	JPMorgan	06/19/2019	543	—
2,493,667 USD	2,183,507 EUR	JPMorgan	06/19/2019	—	(34,209)
85,350 USD	65,373 GBP	JPMorgan	06/19/2019	120	—
1,034,748 USD	783,624 GBP	JPMorgan	06/19/2019	—	(10,218)
269,452 USD	2,107,500 HKD	JPMorgan	06/19/2019	—	(608)
19,088 USD	68,612 ILS	JPMorgan	06/19/2019	43	—
19,230 USD	68,886 ILS	JPMorgan	06/19/2019	—	(22)
1,607,597 USD	176,768,500 JPY	JPMorgan	06/19/2019	—	(14,301)
17,218 USD	149,225 NOK	JPMorgan	06/19/2019	112	—
98,743 USD	843,275 NOK	JPMorgan	06/19/2019	—	(808)
15,377 USD	22,500 NZD	JPMorgan	06/19/2019	—	(336)
843 USD	8,000 SEK	JPMorgan	06/19/2019	3	—
274,694 USD	2,535,000 SEK	JPMorgan	06/19/2019	—	(6,711)
91,976 USD	124,000 SGD	JPMorgan	06/19/2019	—	(732)
Total				62,300	(195,150)

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	5	05/2019	EUR	568,230	13,104	—
CAC40 Index	24	05/2019	EUR	1,331,160	24,698	—
DAX Index	3	06/2019	EUR	926,325	63,607	—
FTSE 100 Index	24	06/2019	GBP	1,769,160	96,836	—
FTSE/MIB Index	3	06/2019	EUR	321,855	24,952	—
Hang Seng Index	3	05/2019	HKD	4,420,200	913	—
IBEX 35 Index	4	05/2019	EUR	382,412	5,135	—
MSCI Singapore IX ETS	4	05/2019	SGD	151,420	1,314	—
OMXS30 Index	27	05/2019	SEK	4,506,300	14,541	—
S&P 500 E-mini	160	06/2019	USD	23,588,000	1,413,194	—
S&P/TSX 60 Index	9	06/2019	CAD	1,788,120	50,216	—
SPI 200 Index	9	06/2019	AUD	1,418,400	19,888	—
TOPIX Index	21	06/2019	JPY	339,150,000	13,747	—
Total					1,742,145	—

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on a portfolio of long and short positions†	AUD BBSW 1-month, HKD HIBOR 1-month, or JPY LIBOR 1-month based on the local currencies of the positions within the swap	Monthly	JPMorgan	01/14/2021	USD	51,746,576	40,167	—	—	—	40,167	—
1-Month USD LIBOR minus 3.500%	Total return on PT Unilever Indonesia Tbk	Monthly	Macquarie	09/17/2019	USD	191,497	17,118	(76)	—	—	17,042	—
1-Month USD LIBOR minus 6.652%	Total return on AU Optronics Corp.	Monthly	Macquarie	09/17/2019	USD	351,758	8,067	(571)	—	—	7,496	—
1-Month HKD HIBOR minus 0.912%	Total return on Bank of East Asia Ltd. (The)	Monthly	Macquarie	09/17/2019	HKD	1,630,976	6,804	98	—	—	6,902	—
1-Month USD LIBOR minus 4.044%	Total return on Celltrion, Inc.	Monthly	Macquarie	09/17/2019	USD	366,994	2,508	(223)	—	—	2,285	—
1-Month USD LIBOR minus 5.635%	Total return on Eclat Textile Co., Ltd.	Monthly	Macquarie	09/17/2019	USD	250,717	(6,603)	(308)	—	—	—	(6,911)
Total return on Royal Dutch Shell PLC	1-Month GBP LIBOR plus 0.500%	Monthly	Macquarie	09/17/2019	GBP	906,200	(8,619)	(559)	—	—	—	(9,178)
1-Month HKD HIBOR minus 0.500%	Total return on China Resources Beer Holdings Co., Ltd.	Monthly	Macquarie	09/17/2019	HKD	1,934,800	(9,590)	155	—	—	—	(9,435)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
April 30, 2019
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Month HKD HIBOR minus 7.000%	Total return on Semiconductor Manufacturing International Corp.	Monthly	Macquarie	09/17/2019	HKD	3,033,874	(22,381)	(721)	—	—	—	(23,102)
Total return on Samsung Electronics Co., Ltd.	1-Month USD LIBOR plus 0.800%	Monthly	Macquarie	09/17/2019	USD	910,679	(49,986)	12,681	—	—	—	(37,305)
1-Month USD LIBOR minus 0.500%	Total return on AmorePacific Corp.	Monthly	Macquarie	09/18/2019	USD	112,969	8,849	87	—	—	8,936	—
1-Month USD LIBOR minus 9.000%	Total return on SillaJen, Inc.	Monthly	Macquarie	09/18/2019	USD	143,487	2,189	(364)	—	—	1,825	—
1-Month USD LIBOR minus 0.500%	Total return on AmorePacific Corp.	Monthly	Macquarie	09/19/2019	USD	251,023	27,365	193	—	—	27,558	—
Total return on a portfolio of long and short positions†	FEDEF 1-day, EONIA 1-day, or SONIA 1-day based on the local currencies of the positions within the swap	Monthly	Morgan Stanley International	10/30/2019	USD	167,578,072	470,434	—	—	—	470,434	—
Total							486,322	10,392	—	—	582,645	(85,931)

†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Multi-Manager Directional Alternative Strategies Fund’s page of columbiathreadneedleus.com website.

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Swiss Market Index Jun 19	Morgan Stanley International	06/2019	CHF	1,261,780	—	—	25,357	—
*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at April 30, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	50,848,193	152,052,252	(162,480,835)	40,419,610	138	223	1,109,304	40,415,568

(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $2,121,750, which represents 0.84% of total net assets.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2019, the total value of these securities amounted to $1,004, which represents less than 0.01% of total net assets.
(g)	Valuation based on significant unobservable inputs.
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,487,579	1,134,922	—	—	11,622,501
Consumer Discretionary	19,254,757	6,232,421	—	—	25,487,178
Consumer Staples	10,975,847	2,618,624	—	—	13,594,471
Energy	7,301,238	3,633,148	—	—	10,934,386
Financials	22,678,939	3,552,255	—	—	26,231,194
Health Care	17,664,322	5,363,078	—	—	23,027,400
Industrials	17,686,767	8,893,023	—	—	26,579,790
Information Technology	29,688,810	5,225,637	—	—	34,914,447
Materials	5,172,413	3,516,105	—	—	8,688,518
Real Estate	5,747,891	989,431	—	—	6,737,322
Utilities	1,690,881	3,480,996	—	—	5,171,877
Total Common Stocks	148,349,444	44,639,640	—	—	192,989,084
Preferred Stocks
Consumer Discretionary	—	239,189	—	—	239,189
Money Market Funds	—	—	—	40,415,568	40,415,568
Total Investments in Securities	148,349,444	44,878,829	—	40,415,568	233,643,841
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities Sold Short
Common Stocks
Communication Services	(2,467,269)	(1,942,312)	—	—	(4,409,581)
Consumer Discretionary	(11,132,167)	(4,939,141)	—	—	(16,071,308)
Consumer Staples	(1,816,838)	(1,117,407)	—	—	(2,934,245)
Energy	(8,956,078)	(1,270,976)	—	—	(10,227,054)
Financials	(7,966,115)	(3,686,592)	—	—	(11,652,707)
Health Care	(6,571,420)	(2,191,087)	—	—	(8,762,507)
Industrials	(4,461,496)	(6,694,328)	(1,004)	—	(11,156,828)
Information Technology	(6,850,686)	(1,047,687)	—	—	(7,898,373)
Materials	(8,121,707)	(3,282,356)	—	—	(11,404,063)
Real Estate	(792,500)	—	—	—	(792,500)
Utilities	(240,994)	(88,569)	—	—	(329,563)
Total Common Stocks	(59,377,270)	(26,260,455)	(1,004)	—	(85,638,729)
Preferred Stocks
Health Care	—	(205,926)	—	—	(205,926)
Total Investments in Securities Sold Short	(59,377,270)	(26,466,381)	(1,004)	—	(85,844,655)
Total Investments in Securities, Net of Securities Sold Short	88,972,174	18,412,448	(1,004)	40,415,568	147,799,186
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	62,300	—	—	62,300
Futures Contracts	1,742,145	—	—	—	1,742,145
Swap Contracts	—	608,002	—	—	608,002
Liability
Forward Foreign Currency Exchange Contracts	—	(195,150)	—	—	(195,150)
Swap Contracts	—	(85,931)	—	—	(85,931)
Total	90,714,319	18,801,669	(1,004)	40,415,568	149,930,552
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	31

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $172,564,004)	$193,228,273
Affiliated issuers (cost $40,415,568)	40,415,568
Cash	250,000
Foreign currency (cost $197,966)	198,308
Cash collateral held at broker for:
Forward foreign currency exchange contracts	240,000
Swap contracts	10,860,000
Securities sold short	87,465,612
Other (a)	3,240,000
Margin deposits on:
Futures contracts	1,749,965
Unrealized appreciation on forward foreign currency exchange contracts	62,300
Unrealized appreciation on swap contracts	608,002
Receivable for:
Investments sold	1,374,705
Capital shares sold	66,852
Dividends	333,141
Foreign tax reclaims	235,826
Variation margin for futures contracts	57,277
Expense reimbursement due from Investment Manager	376
Prepaid expenses	362
Trustees’ deferred compensation plan	17,797
Total assets	340,404,364
Liabilities
Securities sold short, at value (proceeds $81,866,624)	85,844,655
Unrealized depreciation on forward foreign currency exchange contracts	195,150
Unrealized depreciation on swap contracts	85,931
Cash collateral due to broker for:
Swap contracts	40,000
Payable for:
Investments purchased	980,869
Capital shares purchased	471,667
Dividends and interest on securities sold short	16,518
Variation margin for futures contracts	23,416
Management services fees	11,046
Distribution and/or service fees	4
Transfer agent fees	46,456
Compensation of chief compliance officer	10
Other expenses	143,784
Trustees’ deferred compensation plan	17,797
Total liabilities	87,877,303
Net assets applicable to outstanding capital stock	$252,527,061
Represented by
Paid in capital	242,523,808
Total distributable earnings (loss) (Note 2)	10,003,253
Total - representing net assets applicable to outstanding capital stock	$252,527,061
Class A
Net assets	$551,279
Shares outstanding	80,660
Net asset value per share	$6.83
Institutional Class
Net assets	$251,975,782
Shares outstanding	37,186,871
Net asset value per share	$6.78

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$4,562,137
Dividends — affiliated issuers	1,109,304
Foreign taxes withheld	(204,741)
Total income	5,466,700
Expenses:
Management services fees	4,348,923
Distribution and/or service fees
Class A	1,629
Transfer agent fees
Class A	1,430
Institutional Class	604,449
Compensation of board members	17,918
Custodian fees	161,141
Printing and postage fees	63,859
Registration fees	55,209
Audit fees	72,674
Legal fees	4,094
Interest on collateral	4,605
Dividends and interest on securities sold short	518,590
Interest on interfund lending	68
Compensation of chief compliance officer	94
Other	22,649
Total expenses	5,877,332
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(122,083)
Total net expenses	5,755,249
Net investment loss	(288,549)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,615,507
Investments — affiliated issuers	138
Foreign currency translations	(232,032)
Forward foreign currency exchange contracts	(1,123,225)
Futures contracts	430,288
Securities sold short	(2,709,552)
Swap contracts	(14,200,172)
Net realized loss	(10,219,048)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(8,449,819)
Investments — affiliated issuers	223
Foreign currency translations	(498,750)
Forward foreign currency exchange contracts	195,554
Futures contracts	2,310,249
Securities sold short	(2,827,238)
Swap contracts	2,645,410
Net change in unrealized appreciation (depreciation)	(6,624,371)
Net realized and unrealized loss	(16,843,419)
Net decrease in net assets resulting from operations	$(17,131,968)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	33

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment loss	$(288,549)	$(7,801,885)
Net realized gain (loss)	(10,219,048)	122,171,889
Net change in unrealized appreciation (depreciation)	(6,624,371)	(16,972,005)
Net increase (decrease) in net assets resulting from operations	(17,131,968)	97,397,999
Distributions to shareholders
Net investment income and net realized gains
Class A	(189,050)
Institutional Class	(83,603,094)
Net investment income
Class A		(11,114)
Institutional Class		(16,920,019)
Net realized gains
Class A		(35,856)
Institutional Class		(41,542,556)
Total distributions to shareholders (Note 2)	(83,792,144)	(58,509,545)
Increase (decrease) in net assets from capital stock activity	61,979,998	(799,308,117)
Total decrease in net assets	(38,944,114)	(760,419,663)
Net assets at beginning of year	291,471,175	1,051,890,838
Net assets at end of year	$252,527,061	$291,471,175
Undistributed (excess of distributions over) net investment income	$(4,448,821)	$3,694,808

	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	11,118	119,634
Distributions reinvested	29,324	188,262	4,170	46,285
Redemptions	(22,791)	(209,098)	(123,701)	(1,343,721)
Net increase (decrease)	6,533	(20,836)	(108,413)	(1,177,802)
Institutional Class
Subscriptions	4,880,707	44,234,851	13,102,353	145,580,451
Distributions reinvested	13,082,815	83,599,187	5,285,933	58,462,427
Redemptions	(7,630,906)	(65,833,204)	(90,567,409)	(1,002,173,193)
Net increase (decrease)	10,332,616	62,000,834	(72,179,123)	(798,130,315)
Total net increase (decrease)	10,339,149	61,979,998	(72,287,536)	(799,308,117)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

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Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$10.86	(0.03)	(0.78)	(0.81)	(0.05)	(3.17)	(3.22)
Year Ended 4/30/2018	$10.62	(0.11)	0.91	0.80	(0.13)	(0.43)	(0.56)
Year Ended 4/30/2017(f)	$10.00	(0.07)	0.70	0.63	(0.01)	—	(0.01)
Institutional Class
Year Ended 4/30/2019	$10.82	(0.01)	(0.80)	(0.81)	(0.06)	(3.17)	(3.23)
Year Ended 4/30/2018	$10.60	(0.09)	0.92	0.83	(0.18)	(0.43)	(0.61)
Year Ended 4/30/2017(h)	$10.25	(0.01)	0.36	0.35	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	4/30/2019	4/30/2018	4/30/2017
Class A	0.20%	0.47%	0.54%
Institutional Class	0.19%	0.40%	0.46%

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Class A shares commenced operations on October 17, 2016. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$6.83	(5.55%)	2.42% (c),(d),(e)	2.38% (c),(d),(e)	(0.38%)	48%	$551
Year Ended 4/30/2018	$10.86	7.46%	2.61% (c)	2.61% (c)	(0.98%)	158%	$805
Year Ended 4/30/2017(f)	$10.62	6.27%	2.82% (c),(g)	2.81% (c),(g)	(1.32%) (g)	100%	$1,939
Institutional Class
Year Ended 4/30/2019	$6.78	(5.65%)	2.16% (c),(d),(e)	2.12% (c),(d),(e)	(0.11%)	48%	$251,976
Year Ended 4/30/2018	$10.82	7.67%	2.36% (c)	2.36% (c)	(0.83%)	158%	$290,666
Year Ended 4/30/2017(h)	$10.60	3.41%	2.49% (c),(g)	2.29% (c),(g)	(0.05%) (g)	100%	$1,049,952
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	37

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
38	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
April 30, 2019
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
40	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
April 30, 2019
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,742,145*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	608,002*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	62,300
Total		2,412,447

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	85,931*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	195,150
Total		281,081

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
42	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	430,288	(14,200,172)	(13,769,884)
Foreign exchange risk	(1,123,225)	—	—	(1,123,225)
Total	(1,123,225)	430,288	(14,200,172)	(14,893,109)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	2,310,249	2,645,410	4,955,659
Foreign exchange risk	195,554	—	—	195,554
Total	195,554	2,310,249	2,645,410	5,151,213
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2019:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	35,591,794*
Futures contracts — short	24,813**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	108,830	(224,564)
Total return swap contracts	503,142	(147,971)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2019.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2019.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
April 30, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2019:
	Citi ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Macquarie ($)	Morgan Stanley ($)	Morgan Stanley International ($)	Total ($)
Assets
Forward foreign currency exchange contracts	31,127	-	31,173	-	-	-	62,300
OTC total return swap contracts (b)	-	-	40,167	72,044	-	470,434	582,645
OTC total return swap contracts on futures (b)	-	-	-	-	-	25,357	25,357
Total assets	31,127	-	71,340	72,044	-	495,791	670,302
Liabilities
Forward foreign currency exchange contracts	97,509	-	97,641	-	-	-	195,150
OTC total return swap contracts (b)	-	-	-	85,931	-	-	85,931
Securities loaned	-	29,004,688	-	-	56,839,967	-	85,844,655
Total liabilities	97,509	29,004,688	97,641	85,931	56,839,967	-	86,125,736
Total financial and derivative net assets	(66,382)	(29,004,688)	(26,301)	(13,887)	(56,839,967)	495,791	(85,455,434)
Total collateral received (pledged) (c)	(66,382)	(29,004,688)	(26,301)	(13,887)	(56,839,967)	-	(85,951,225)
Net amount (d)	-	-	-	-	-	495,791	495,791

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
44	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
April 30, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Boston Partners Global Investors, Inc, AQR Capital Management, LLC and Wells Capital Management Incorporated, each of which subadvises a portion of the assets of the Fund. Prior to November 1, 2018, Analytic Investors, LLC, an affiliate of Wells Capital Management Incorporated served as subadviser to the Fund under a separate subadvisory agreement. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
46	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.22
Institutional Class	0.22
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	2.16%	2.20%
Institutional Class	1.91	1.95
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
April 30, 2019
unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, post-October capital losses, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, non-deductible expenses, net operating loss reclassification and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(6,388,829)	15,368,888	(8,980,059)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019			Year Ended April 30, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,440,388	82,351,756	83,792,144	44,442,224	14,067,321	58,509,545
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	—	14,579,411
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
135,351,141	28,263,602	(13,684,191)	14,579,411
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2019.
48	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Late year ordinary losses ($)	Post-October capital losses ($)
3,871,219	452,604
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $138,542,105 and $148,951,935, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	500,000	2.46	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	49

Notes to Financial Statements  (continued)
April 30, 2019
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At April 30, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
50	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	51

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Directional Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Directional Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
52	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
45.80%	27.28%	$4,172,602
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	53

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
54	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	55

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	57

Board Consideration and Approval of Subadvisory
Agreement
On December 13, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved an amended Subadvisory Agreement (the Amended Subadvisory Agreement) between Columbia Management Investment Advisers, LLC (the Investment Manager) and AQR Capital Management, LLC (the Subadviser) with respect to Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, among themselves and with the management team of the Investment Manager and others, materials provided by the Investment Manager before determining to approve the Amended Subadvisory Agreement.
In connection with their deliberations regarding the Amended Subadvisory Agreement, the Committee and the Board evaluated materials provided by the Investment Manager regarding the Fund and the Amended Subadvisory Agreement and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the Fund’s Management Agreement (the Management Agreement) and existing subadvisory agreement (the Existing Subadvisory Agreement) with the Subadviser with respect to the Fund, with representatives of the Investment Manager at a Committee meeting held on December 12, 2018 and at a Board meeting held on December 13, 2018 and noted that they had considered the continuance of the Existing Subadvisory Agreement at the June 2018 meeting. The Committee and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations.
In addition, the Committee and the Board considered that the Subadviser manages sleeves of two other funds in the Columbia fund complex and had recently begun managing the assets of an affiliated fund overseen by a separate board pursuant to a separate subadvisory agreement. The Committee and the Board considered representations from management that the Investment Manager and the Subadviser wished to more closely conform the terms of the Fund’s Existing Subadvisory Agreement to the terms of a more recently negotiated separate subadvisory agreement and also considered that the subadvisory fee rate would not change and management’s representation that it did not view the changes to the Existing Subadvisory Agreement to be material.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Amended Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Amended Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by the Investment Manager, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the Investment Manager;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through July 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Amended Subadvisory Agreement;
•	The subadvisory fees payable by the Investment Manager under the Amended Subadvisory Agreement;
•	Descriptions of various functions performed by the Subadviser under the Amended Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Subadviser with respect to compliance monitoring services, including an assessment of the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
58	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Board Consideration and Approval of Subadvisory
Agreement  (continued)
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the amended Subadvisory Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Subadviser under the Amended Subadvisory Agreement and the resources dedicated to the Fund and the other Columbia Funds by the Subadviser. The Committee and the Board considered, among other things, the Subadviser’s advisory and supervisory investment professionals (including personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Subadviser’s investment research capabilities.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Subadviser, which included consideration of the Subadviser’s experience with funds using an investment strategy similar to that used by the Subadviser for the Fund. The Board also noted that, based on information provided by the Investment Manager, the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager’s rationale for recommending the approval of the Amended Subadvisory Agreement, and the process for monitoring the Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Amended Subadvisory Agreement supported the approval of the Amended Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the Investment Manager and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the Investment Manager’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the eighth percentile (where the best performance would be in the first percentile) of its category selected by the Investment Manager for the purposes of performance comparisons for the one-year period.
The Committee and the Board also considered the Subadviser’s performance and reputation generally and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Subadviser were sufficient, in light of other considerations, to support the approval of the Amended Subadvisory Agreement.
Subadvisory fee rate and other expenses
The Committee and the Board considered the subadvisory fees charged to the Fund under the Amended Subadvisory Agreement, as well as the total expenses incurred by the Fund. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	59

Board Consideration and Approval of Subadvisory
Agreement  (continued)
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the subadvisory fee rates and expenses of the Fund, in light of other considerations, supported the approval of the Amended Subadvisory Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Amended Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Amended Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoint in the Amended Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Amended Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Amended Subadvisory Agreement.
60	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

Board Consideration and Approval of Subadvisory
Agreement  (continued)
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Amended Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Amended Subadvisory Agreement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019	61

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
62	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2019

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Multi-Manager Directional Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN284_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia Total Return Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Total Return Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Total Return Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	5.45	2.79	5.07
	Including sales charges		2.32	2.18	4.75
Advisor Class*		11/08/12	5.72	3.05	5.33
Class C	Excluding sales charges	02/01/02	4.66	2.05	4.38
	Including sales charges		3.66	2.05	4.38
Institutional Class		12/05/78	5.60	3.05	5.33
Institutional 2 Class*		11/08/12	5.81	3.12	5.38
Institutional 3 Class*		11/08/12	5.73	3.15	5.41
Class R		01/23/06	5.19	2.54	4.81
Bloomberg Barclays U.S. Aggregate Bond Index			5.29	2.57	3.72
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Total Return Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2019)
Asset-Backed Securities — Non-Agency	14.6
Commercial Mortgage-Backed Securities - Agency	1.5
Commercial Mortgage-Backed Securities - Non-Agency	7.4
Common Stocks	0.0 (a)
Corporate Bonds & Notes	20.3
Foreign Government Obligations	2.5
Money Market Funds	3.6
Municipal Bonds	0.1
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.0 (a)
Residential Mortgage-Backed Securities - Agency	28.1
Residential Mortgage-Backed Securities - Non-Agency	21.3
Senior Loans	0.1
U.S. Treasury Obligations	0.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2019)
AAA rating	39.8
AA rating	7.4
A rating	4.7
BBB rating	17.2
BB rating	3.7
B rating	4.1
CCC rating	0.7
Not rated	22.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Total Return Bond Fund | Annual Report 2019

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	1,760.4	(1,860.4)	(100.0)
Total Notional Market Value of Derivative Contracts	1,760.4	(1,860.4)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
Columbia Total Return Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 5.45% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.29% for the same period. The Fund’s relative performance was aided by allocation across segments of the bond market, security selection and positioning with respect to interest rates.
Risk sentiment driven by shifting Federal Reserve posture
As the period opened, credit sentiment was bolstered by positive economic growth, strong corporate profits and the supportive tax legislation passed at the end of 2017. The outlook was clouded to some degree by the Trump administration’s escalating anti-free trade rhetoric, which led to bouts of market volatility. In addition to keeping a wary eye on trade disputes, fixed income investors focused on the trajectory of efforts by the U.S. Federal Reserve (the Fed) to “normalize” interest rates. With inflation hovering near its 2% target and the vast majority of companies reporting above-expectation second quarter earnings, the Fed began to foreshadow a more hawkish stance as the period progressed. At its June 13 meeting, the Fed increased the target range for its benchmark overnight lending rate by 25 basis points to between 1.75% and 2.00%. Promising economic data would subsequently lead the markets to anticipate two additional rate hikes before the end of 2018. Indeed, at its September meeting, the Fed implemented another quarter-point hike in the federal funds rate to the 2.00% to 2.25% range while signaling the likelihood of a December increase. Entering the fourth quarter of 2018, stress began to rise in the credit markets and spreads started to widen.
In mid-December, the Fed met expectations and raised its short-term rate target to the 2.25% to 2.50% range, while noting the potential for two additional hikes in 2019. In combination with the ongoing Brexit debacle and signs of slowing global growth, fears that the Fed would overshoot on rates led to a spike in volatility for risk assets. Over the last three months of 2018, the 10-year Treasury yield declined from 3.05% to 2.69% as investors sought a safe haven. Energy-related issues were battered as crude oil prices plunged over the fourth quarter on concerns around a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.
Risk-oriented assets rebounded sharply in January of 2019 as the Fed pivoted to a more dovish tone, announcing an early end to its balance sheet reduction program and indicating it was leaning toward putting rate increases on pause. Weak economic data out of the eurozone and China led to renewed accommodation from the European Central Bank and the People’s Bank of China, to go along with the Fed’s actions. Modest progress on trade matters, a firming in oil prices and positive corporate earnings reports also helped boost credit sentiment. While the overall pace of gains moderated and there was some interim volatility, credit sensitive assets continued to outperform through the end of April 2019.
Yields finished lower along the length of the U.S. Treasury curve over the 12-month period ended April 30, 2019, with yields on intermediate maturities experiencing the biggest declines. To illustrate, the two-year Treasury yield fell 22 basis points from 2.49% to 2.27%, the five-year declined 51 basis points from 2.79% to 2.28%, the 10-year declined 44 basis points from 2.95% to 2.51%, the 20-year declined 26 basis points from 3.01% to 2.75%, and the 30-year yield declined 18 basis points from 3.11% to 2.93%.
Contributors and detractors
Positive contributions to the Fund’s performance were more or less balanced across sector allocation, security selection and positioning with respect to interest rates. With respect to sector allocation, the Fund’s weighting toward securitized assets driven by a positive view on consumer fundamentals led contributions. Within securitized assets, an off-benchmark allocation to non-agency mortgage-backed securities added most notably to performance, while exposures to commercial mortgage-backed securities and asset-backed securities were beneficial as well. Exposure to foreign government-related or “quasi-sovereign” issuers also benefited performance, highlighted by a position in a Mexican energy company. On the downside, an allocation to emerging market bonds detracted as the Argentinian financial crisis weighed on the segment.
In terms of security selection, positive contributions were led by our preference within agency mortgage-backed securities for collateralized mortgage obligations structured to protect against prepayment risk, as prices for these issues benefited from declining interest rates. Selection was also positive within asset-backed securities where a tilt toward receivables backed by unsecured consumer loans aided performance, as well as within commercial mortgage-backed securities. These
6	Columbia Total Return Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
contributions were partially offset by a focus within investment grade corporates on longer-maturity, lower-rated issues in the BBB quality range, as the segment was more impacted by late-2018’s rout in credit markets than the rest of the investment grade sector.
Finally, the Fund’s above-benchmark positioning during the period with respect to overall portfolio duration (and corresponding sensitivity to interest rates) had a positive impact on performance as Treasury yields declined.
We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives did not materially impact performance.
At period’s end
At the close of the reporting period, we had a cautious view on whether economic activity would be sustained at its current level over the next few quarters. In our view, it seemed likely that U.S. growth would ease as the effects of tax cuts and fiscal stimulus roll off. In terms of support from overseas, while we saw signs of some firming in China growth, European economies remained under stress. The Fund was positioned with a modest overweight to duration on our view that upward pressure on interest rates was likely to be restrained against this backdrop.
With respect to corporate credit, the Fund’s positioning was biased toward higher quality given the extended duration of the current recovery and relatively full valuations. We continued to view the consumer as in an earlier stage of the credit cycle relative to corporations, supported by historically low unemployment, wage gains and strength in housing. In this vein, the Fund was emphasizing segments such as non-agency mortgage-backed securities and asset-backed securities, along with commercial mortgage-backed securities.
Marketrisk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Total Return Bond Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,057.90	1,020.53	4.39	4.31	0.86
Advisor Class	1,000.00	1,000.00	1,059.30	1,021.77	3.11	3.06	0.61
Class C	1,000.00	1,000.00	1,054.00	1,016.81	8.20	8.05	1.61
Institutional Class	1,000.00	1,000.00	1,058.00	1,021.77	3.11	3.06	0.61
Institutional 2 Class	1,000.00	1,000.00	1,059.80	1,022.22	2.66	2.61	0.52
Institutional 3 Class	1,000.00	1,000.00	1,058.70	1,022.41	2.45	2.41	0.48
Class R	1,000.00	1,000.00	1,056.70	1,019.29	5.66	5.56	1.11
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 17.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated, Series 2018-3 Class C
10/15/2024	3.750%	2,600,000	2,615,323
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	3.947%	7,780,000	7,634,265
Avant Loans Funding Trust(a)
Series 2018-A Class A
06/15/2021	3.090%	3,536,976	3,534,920
Series 2018-B Class A
01/18/2022	3.420%	9,579,644	9,588,934
Series 2019-A Class A
07/15/2022	3.480%	11,745,020	11,767,830
Subordinated, Series 2018-B Class B
07/15/2022	4.110%	8,400,000	8,462,323
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.992%	11,810,000	11,625,197
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	4.183%	9,300,000	9,211,669
CLUB Credit Trust(a)
Series 2017-P2 Class A
01/15/2024	2.610%	4,541,720	4,525,553
Series 2018-NP1 Class B
05/15/2024	3.670%	2,734,398	2,734,991
Series 2018-P3 Class A
01/15/2026	3.820%	7,594,981	7,640,979
Subordinated, Series 2017-P2 Class B
01/15/2024	3.560%	5,250,000	5,253,537
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	2,833,180	2,837,842
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	3,774,695	3,783,577
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	11,041,397	11,057,141
Series 2019-A Class B
04/15/2026	4.010%	3,000,000	3,018,668
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class B
01/16/2024	3.500%	594,852	594,968
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-P1 Class A
07/15/2025	3.390%	10,821,443	10,832,343
Series 2018-P2 Class A
10/15/2025	3.470%	4,894,379	4,902,606
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class A
07/25/2024	3.420%	3,339,010	3,338,846
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	4,800,000	4,833,894
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	4.034%	7,000,000	6,865,376
DT Auto Owner Trust(a)
Subordinated, Series 2018-3A Class C
07/15/2024	3.790%	3,200,000	3,233,394
Subordinated, Series 2018-3A Class D
07/15/2024	4.190%	9,900,000	10,085,836
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	3.951%	5,000,000	4,908,880
Hertz Vehicle Financing II LP(a)
Subordinated, Series 2016-3A Class D
07/25/2020	5.410%	3,775,000	3,777,170
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	3.992%	21,000,000	20,606,292
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	5.492%	6,000,000	6,044,940
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	8,000,000	7,977,331
Series 2019-1A Class B
04/16/2029	3.940%	4,800,000	4,863,695
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	4,700,000	4,559,000
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	3.992%	9,350,000	9,179,241
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	4.042%	22,000,000	21,602,944
Ocwen Master Advance Receivables Trust(a),(c)
Series 2018-T1 Class AT1
08/15/2049	3.301%	4,600,000	4,600,552
OneMain Financial Issuance Trust(a)
Series 2015-1A Class A
03/18/2026	3.190%	116,079	116,072
Series 2018-1A Class A
03/14/2029	3.300%	11,100,000	11,164,805
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.842%	1,000,000	992,598
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	3.742%	12,900,000	12,881,501
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	4.042%	11,475,000	11,334,294
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	2,077,636	2,078,256
Series 2018-1A Class B
06/17/2024	3.900%	10,000,000	10,037,842
Series 2018-1A Class C
06/17/2024	4.870%	5,500,000	5,565,949
Series 2019-1A Class A
04/15/2025	3.540%	4,523,814	4,532,549
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	2,900,000	2,928,288
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	4,000,000	4,024,025
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	3.997%	14,625,000	14,400,389
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A1
02/25/2027	2.550%	3,016,869	3,008,010
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-1 Class A2
02/25/2027	3.140%	5,200,000	5,210,392
Series 2018-2 Class A1
04/26/2027	2.930%	2,074,723	2,074,531
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	2	648,310
Series 2016-A Class RIO
01/25/2038	0.000%	3	719,866
Series 2016-A Class RPO
01/25/2038	0.000%	4	1,580,615
Series 2016-B Class RC
04/25/2037	0.000%	1	264,773
SoFi Professional Loan Program LLC(a),(c),(d),(f)
Series 2017-A Class R
03/26/2040	0.000%	12,500	641,250
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.250% Floor 1.250% 01/15/2030	3.847%	4,000,000	3,906,124
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	3.967%	5,828,571	5,727,370
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	4.047%	10,000,000	10,010,450
Total Asset-Backed Securities — Non-Agency (Cost $355,495,110)			351,948,316

Commercial Mortgage-Backed Securities - Agency 1.9%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(g)
Series 2017-K070 Class A2
11/25/2027	3.303%	6,745,000	6,923,465
Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	22,600,000	22,688,775
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	7,556,865	7,568,282
Total Commercial Mortgage-Backed Securities - Agency (Cost $37,345,867)			37,180,522

Commercial Mortgage-Backed Securities - Non-Agency 8.8%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,476,364	1,504,464

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-SFR2 Class A
10/17/2045	3.732%	12,050,425	12,332,792
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	4.723%	4,790,000	4,789,960
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class C
1-month USD LIBOR + 1.900% Floor 1.900% 07/15/2035	4.373%	7,700,000	7,693,005
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	4.284%	3,100,000	3,057,338
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	4.873%	3,000,000	3,007,604
BX Trust(a),(b)
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	4.893%	4,400,000	4,426,219
CALI Mortgage Trust(a),(g)
Series 2019-101C Class E
03/10/2039	4.469%	6,800,000	6,868,200
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	3.973%	5,000,000	5,000,145
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	5.473%	11,500,000	11,528,630
Citigroup Commercial Mortgage Trust
Series 2015-GC29 Class A3
04/10/2048	2.935%	2,215,000	2,197,472
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	1,653,381	1,681,354
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated, Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	6.214%	1,896,000	1,901,916
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	1,800,000	1,730,784
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	2,285,000	2,104,140
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	5,800,000	5,067,706
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	2,500,000	2,369,211
Hilton U.S.A. Trust(a)
Series 2016-SFP Class A
11/05/2035	2.828%	3,000,000	2,984,123
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	4,700,000	4,787,496
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,500,000	4,607,681
Invitation Homes Trust(a),(b)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.800% 06/17/2037	3.373%	14,518,055	14,489,251
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	3.574%	11,917,944	11,988,360
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	4,300,000	4,512,472
Series 2014-C26 Class A3
01/15/2048	3.231%	765,000	774,765
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	2,340,000	2,475,235
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	4,405,846	4,362,805
Series 2018-SF3 Class A
10/17/2035	3.880%	5,325,000	5,457,854
Series 2018-SFR1 Class A
03/17/2035	3.255%	9,040,000	9,073,568
Series 2018-SFR2 Class A
08/17/2035	3.712%	6,755,000	6,902,805
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,265,000	5,321,092

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETL (a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	4.584%	7,200,000	7,226,977
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	3.723%	4,800,000	4,799,988
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	5.373%	7,587,000	7,639,721
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,550,000	2,558,082
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $175,799,584)			177,223,215

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Insurance 0.0%
Mr. Cooper Group, Inc.(h)	4,518	38,855
WMI Holdings Corp. Escrow(c),(e),(h),(i)	2,725	—
Total		38,855
Total Financials		38,855
Industrials 0.0%
Airlines 0.0%
United Continental Holdings, Inc.(h)	1,493	132,668
Total Industrials		132,668
Total Common Stocks (Cost $1,511,077)		171,523

Corporate Bonds & Notes 24.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
Bombardier, Inc.(a)
12/01/2024	7.500%	164,000	166,689
03/15/2025	7.500%	52,000	52,182
04/15/2027	7.875%	18,000	18,128
Northrop Grumman Corp.
01/15/2025	2.930%	5,840,000	5,779,544
01/15/2028	3.250%	5,435,000	5,342,138
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.(a)
03/15/2026	6.250%	484,000	504,043
03/15/2027	7.500%	161,000	166,010
TransDigm, Inc.
06/15/2026	6.375%	689,000	690,145
Total			12,718,879
Automotive 0.4%
Delphi Technologies PLC(a)
10/01/2025	5.000%	74,000	67,904
Ford Motor Co.
02/01/2029	6.375%	1,857,000	1,973,508
01/15/2043	4.750%	415,000	352,535
12/08/2046	5.291%	5,000	4,542
Ford Motor Credit Co. LLC
11/02/2020	2.343%	4,580,000	4,511,295
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	95,000	99,283
05/15/2027	8.500%	93,000	96,085
Total			7,105,152
Banking 1.9%
Ally Financial, Inc.
11/01/2031	8.000%	74,000	94,911
Bank of America Corp.(j)
01/20/2028	3.824%	6,000,000	6,105,930
Bank of New York Mellon Corp. (The)
05/15/2019	5.450%	3,325,000	3,328,405
BBVA Bancomer SA(a),(j)
Subordinated
11/12/2029	5.350%	1,405,000	1,370,666
Capital One Financial Corp.
05/12/2020	2.500%	5,505,000	5,486,801
Goldman Sachs Group, Inc. (The)(j)
05/01/2029	4.223%	7,055,000	7,219,099
JPMorgan Chase & Co.(j)
02/01/2028	3.782%	365,000	371,157
JPMorgan Chase & Co.(j),(k)
05/06/2030	3.702%	2,505,000	2,510,095
Morgan Stanley(j)
01/23/2030	4.431%	3,234,000	3,423,209
Washington Mutual Bank(c),(e),(l)
Subordinated
01/15/2015	0.000%	27,379,000	41,069
Wells Fargo & Co.
01/30/2020	2.150%	4,555,000	4,536,698
10/23/2026	3.000%	3,855,000	3,751,146
Total			38,239,186

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	217,000	213,983
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	348,000	361,357
05/15/2026	5.875%	344,000	355,662
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	347,000	333,812
Cemex SAB de CV(a)
04/16/2026	7.750%	2,465,000	2,692,377
Core & Main LP(a)
08/15/2025	6.125%	170,000	169,279
James Hardie International Finance DAC(a)
01/15/2025	4.750%	275,000	275,452
Total			4,187,939
Cable and Satellite 0.3%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.875%	834,000	868,947
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	425,000	425,446
CSC Holdings LLC(a)
10/15/2025	6.625%	295,000	313,482
05/15/2026	5.500%	480,000	493,531
02/01/2028	5.375%	329,000	335,523
04/01/2028	7.500%	359,000	391,331
DISH DBS Corp.
07/01/2026	7.750%	634,000	567,487
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	173,000	171,271
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	91,000	91,251
02/15/2025	6.625%	164,000	161,205
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	295,000	304,052
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	180,000	184,301
Viasat, Inc.(a)
04/15/2027	5.625%	55,000	56,397
Virgin Media Finance PLC(a)
01/15/2025	5.750%	123,000	125,734
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	370,000	376,096
08/15/2026	5.500%	17,000	17,425
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	335,000	329,218
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo BV(a)
01/15/2027	5.500%	247,000	246,954
Total			5,459,651
Chemicals 0.3%
Alpha 2 BV(a)
06/01/2023	8.750%	186,000	184,798
Angus Chemical Co.(a)
02/15/2023	8.750%	165,000	166,027
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	185,000	187,776
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	183,000	184,108
Chemours Co. (The)
05/15/2023	6.625%	108,000	111,822
INEOS Group Holdings SA(a)
08/01/2024	5.625%	216,000	218,238
LYB International Finance BV
07/15/2043	5.250%	1,445,000	1,504,775
Phosagro OAO Via Phosagro Bond Funding DAC(a)
11/03/2021	3.950%	611,000	610,826
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	345,000	353,727
PQ Corp.(a)
11/15/2022	6.750%	331,000	343,374
12/15/2025	5.750%	236,000	235,523
Sasol Financing International Ltd.
11/14/2022	4.500%	971,000	988,521
Sasol Financing USA LLC
03/27/2024	5.875%	971,000	1,031,990
SPCM SA(a)
09/15/2025	4.875%	82,000	79,992
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	324,000	332,595
Total			6,534,092
Construction Machinery 0.0%
H&E Equipment Services, Inc.
09/01/2025	5.625%	106,000	108,092
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	126,000	129,301
United Rentals North America, Inc.
09/15/2026	5.875%	356,000	372,009
12/15/2026	6.500%	110,000	117,738
05/15/2027	5.500%	70,000	72,098
Total			799,238

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
APX Group, Inc.
12/01/2022	7.875%	191,000	191,357
09/01/2023	7.625%	155,000	136,532
APX Group, Inc.(a),(k)
11/01/2024	8.500%	94,000	93,327
frontdoor, Inc.(a)
08/15/2026	6.750%	62,000	65,100
Total			486,316
Consumer Products 0.1%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	87,000	89,857
01/15/2027	7.750%	81,000	87,650
Mattel, Inc.(a)
12/31/2025	6.750%	120,000	120,181
Prestige Brands, Inc.(a)
03/01/2024	6.375%	280,000	288,917
Resideo Funding, Inc.(a)
11/01/2026	6.125%	83,000	86,155
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	267,000	277,860
12/15/2026	5.250%	45,000	44,594
Spectrum Brands, Inc.
07/15/2025	5.750%	308,000	315,717
Valvoline, Inc.
07/15/2024	5.500%	113,000	116,377
Total			1,427,308
Diversified Manufacturing 0.0%
CFX Escrow Corp.(a)
02/15/2024	6.000%	38,000	39,484
02/15/2026	6.375%	46,000	48,760
Gates Global LLC/Co.(a)
07/15/2022	6.000%	133,000	133,372
SPX FLOW, Inc.(a)
08/15/2024	5.625%	116,000	118,870
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	39,000	41,054
WESCO Distribution, Inc.
06/15/2024	5.375%	160,000	164,504
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	188,000	198,402
Total			744,446
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Electric 3.7%
AES Corp. (The)
03/15/2023	4.500%	342,000	347,027
09/01/2027	5.125%	117,000	121,973
Appalachian Power Co.
05/15/2044	4.400%	4,635,000	4,754,407
Calpine Corp.
01/15/2025	5.750%	60,000	59,392
Calpine Corp.(a)
06/01/2026	5.250%	195,000	195,482
Clearway Energy Operating LLC
08/15/2024	5.375%	324,000	329,200
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	123,000	125,885
CMS Energy Corp.
03/01/2024	3.875%	2,005,000	2,055,656
11/15/2025	3.600%	260,000	262,473
02/15/2027	2.950%	285,000	272,701
03/31/2043	4.700%	380,000	396,498
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	4,570,000	4,459,744
DTE Energy Co.
10/01/2026	2.850%	7,942,000	7,595,586
Duke Energy Corp.
08/15/2027	3.150%	2,825,000	2,783,602
09/01/2046	3.750%	3,345,000	3,102,193
Duke Energy Progress LLC
03/30/2044	4.375%	1,635,000	1,736,198
08/15/2045	4.200%	1,505,000	1,569,483
09/15/2047	3.600%	1,385,000	1,313,379
Emera U.S. Finance LP
06/15/2046	4.750%	9,190,000	9,397,437
Energuate Trust(a)
05/03/2027	5.875%	1,810,000	1,803,797
Indiana Michigan Power Co.
07/01/2047	3.750%	993,000	937,842
Light Servicos de Eletricidade SA/Energia SA(a)
05/03/2023	7.250%	3,857,000	3,914,782
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	240,000	236,523
NRG Energy, Inc.
01/15/2027	6.625%	295,000	315,018
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	227,000	233,741
Southern Co. (The)
07/01/2026	3.250%	6,293,000	6,205,924
07/01/2036	4.250%	1,275,000	1,268,069
07/01/2046	4.400%	5,338,000	5,368,555

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	152,000	150,039
Vistra Energy Corp.
11/01/2024	7.625%	83,000	87,565
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	68,000	70,049
02/15/2027	5.625%	209,000	214,793
WEC Energy Group, Inc.
06/15/2025	3.550%	700,000	715,243
Xcel Energy, Inc.
06/01/2025	3.300%	3,165,000	3,187,041
12/01/2026	3.350%	4,750,000	4,756,897
06/15/2028	4.000%	4,510,000	4,705,896
Total			75,050,090
Environmental 0.0%
GFL Environmental, Inc.(a)
03/01/2023	5.375%	40,000	38,895
05/01/2027	8.500%	85,000	88,494
Hulk Finance Corp.(a)
06/01/2026	7.000%	28,000	27,179
Total			154,568
Finance Companies 1.2%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	184,000	192,645
10/01/2023	5.125%	171,000	177,381
05/15/2024	5.250%	52,000	54,342
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	10,000,000	9,893,120
11/15/2035	4.418%	11,580,000	10,802,137
iStar, Inc.
04/01/2022	6.000%	169,000	172,959
Navient Corp.
06/15/2022	6.500%	602,000	634,005
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	20,000	20,822
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	292,000	270,758
Quicken Loans, Inc.(a)
05/01/2025	5.750%	308,000	312,571
Springleaf Finance Corp.
03/15/2023	5.625%	73,000	75,963
03/15/2024	6.125%	223,000	235,487
03/15/2025	6.875%	205,000	219,829
Total			23,062,019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.4%
Anheuser-Busch InBev Worldwide, Inc.(a)
02/01/2046	4.900%	11,768,000	11,918,477
Anheuser-Busch InBev Worldwide, Inc.
01/23/2059	5.800%	2,035,000	2,315,958
B&G Foods, Inc.
04/01/2025	5.250%	226,000	222,688
Bacardi Ltd.(a)
05/15/2048	5.300%	10,630,000	10,279,699
Conagra Brands, Inc.
11/01/2048	5.400%	3,655,000	3,804,987
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	22,000	22,419
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	143,000	120,427
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	971,000	986,621
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	14,178,000	12,573,575
MHP SE(a)
05/10/2024	7.750%	1,515,000	1,535,793
Molson Coors Brewing Co.
07/15/2046	4.200%	2,548,000	2,283,964
Post Holdings, Inc.(a)
03/01/2027	5.750%	540,000	553,759
01/15/2028	5.625%	92,000	92,966
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	3.091%	2,200,000	2,198,150
Total			48,909,483
Gaming 0.2%
Boyd Gaming Corp.
05/15/2023	6.875%	198,000	205,201
04/01/2026	6.375%	11,000	11,574
08/15/2026	6.000%	162,000	168,299
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	85,000	83,074
Eldorado Resorts, Inc.
04/01/2025	6.000%	187,000	193,367
09/15/2026	6.000%	100,000	104,032
International Game Technology PLC(a)
02/15/2022	6.250%	515,000	539,547
02/15/2025	6.500%	119,000	126,724
01/15/2027	6.250%	58,000	60,892
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	159,000	164,169

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	238,000	235,588
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	106,000	111,446
MGM Resorts International
03/15/2023	6.000%	506,000	540,083
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	131,000	129,381
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	185,000	187,589
Scientific Games International, Inc.
12/01/2022	10.000%	139,000	146,624
Scientific Games International, Inc.(a)
10/15/2025	5.000%	282,000	280,809
03/15/2026	8.250%	244,000	252,360
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	101,000	105,874
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	89,000	89,967
Total			3,736,600
Health Care 2.5%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	209,000	215,805
Avantor, Inc.(a)
10/01/2025	9.000%	184,000	200,111
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	3.638%	4,916,000	4,947,148
Becton Dickinson and Co.
06/06/2027	3.700%	8,200,000	8,164,584
05/15/2044	4.875%	2,430,000	2,431,801
Cardinal Health, Inc.
09/15/2045	4.900%	1,210,000	1,143,473
06/15/2047	4.368%	5,300,000	4,644,321
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	203,000	201,323
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	99,000	104,172
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	131,000	127,542
CVS Health Corp.
03/25/2048	5.050%	10,415,000	10,289,833
DaVita, Inc.
07/15/2024	5.125%	43,000	43,013
05/01/2025	5.000%	111,000	108,768
Halfmoon Parent, Inc.(a)
12/15/2048	4.900%	6,995,000	7,060,039
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/01/2025	5.375%	102,000	107,329
09/01/2028	5.625%	513,000	546,284
02/01/2029	5.875%	94,000	101,045
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	6,945,000	7,279,034
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	301,000	302,309
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	27,000	26,964
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	308,000	311,226
Tenet Healthcare Corp.
04/01/2022	8.125%	62,000	66,208
07/15/2024	4.625%	235,000	235,610
05/01/2025	5.125%	122,000	123,065
08/01/2025	7.000%	171,000	173,113
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	177,000	184,495
Total			49,138,615
Healthcare Insurance 0.1%
Centene Corp.
01/15/2025	4.750%	152,000	154,074
Centene Corp.(a)
06/01/2026	5.375%	332,000	345,859
UnitedHealth Group, Inc.
10/15/2047	3.750%	1,480,000	1,408,184
WellCare Health Plans, Inc.
04/01/2025	5.250%	219,000	226,162
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	158,000	165,249
Total			2,299,528
Home Construction 0.1%
Lennar Corp.
11/15/2024	5.875%	173,000	186,411
06/01/2026	5.250%	50,000	52,071
Meritage Homes Corp.
04/01/2022	7.000%	213,000	228,975
06/01/2025	6.000%	181,000	192,357
Shea Homes LP/Funding Corp.(a)
04/01/2023	5.875%	19,000	18,997
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	174,000	179,238
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	9,000	9,133
Total			867,182

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.4%
California Resources Corp.(a)
12/15/2022	8.000%	61,000	46,450
Callon Petroleum Co.
10/01/2024	6.125%	71,000	72,977
07/01/2026	6.375%	443,000	453,743
Canadian Natural Resources Ltd.
06/01/2027	3.850%	1,825,000	1,844,332
06/30/2033	6.450%	855,000	1,026,660
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	294,000	286,068
Centennial Resource Production LLC(a)
01/15/2026	5.375%	50,000	49,166
04/01/2027	6.875%	123,000	127,668
Chesapeake Energy Corp.
10/01/2026	7.500%	192,000	188,387
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	433,000	428,737
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	67,000	71,770
Extraction Oil & Gas, Inc.(a)
02/01/2026	5.625%	80,000	65,740
Halcon Resources Corp.
02/15/2025	6.750%	166,000	106,567
Hess Corp.
02/15/2041	5.600%	945,000	990,454
04/01/2047	5.800%	3,000	3,248
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	96,000	89,140
Jagged Peak Energy LLC
05/01/2026	5.875%	281,000	283,337
Laredo Petroleum, Inc.
03/15/2023	6.250%	59,000	54,511
Matador Resources Co.
09/15/2026	5.875%	185,000	186,776
MEG Energy Corp.(a)
01/15/2025	6.500%	45,000	45,418
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	408,000	413,571
10/15/2027	5.625%	70,000	72,136
PDC Energy, Inc.
09/15/2024	6.125%	184,000	186,778
QEP Resources, Inc.
03/01/2026	5.625%	100,000	93,757
SM Energy Co.
09/15/2026	6.750%	242,000	232,383
01/15/2027	6.625%	50,000	47,467
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WPX Energy, Inc.
01/15/2022	6.000%	29,000	30,291
09/15/2024	5.250%	157,000	162,101
06/01/2026	5.750%	158,000	163,697
Total			7,823,330
Integrated Energy 0.1%
Lukoil International Finance BV(a)
04/24/2023	4.563%	971,000	998,230
Leisure 0.0%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	166,000	179,483
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	108,000	110,257
03/15/2026	5.625%	92,000	95,911
Viking Cruises Ltd.(a)
09/15/2027	5.875%	153,000	152,770
Total			538,421
Life Insurance 0.8%
Brighthouse Financial, Inc.
06/22/2047	4.700%	3,380,000	2,768,291
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	1,095,000	1,093,287
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	3,050,000	3,104,019
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	205,000	229,962
05/15/2047	4.270%	5,145,000	5,308,801
Voya Financial, Inc.
06/15/2026	3.650%	1,592,000	1,586,471
06/15/2046	4.800%	2,558,000	2,659,164
Total			16,749,995
Lodging 0.0%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	32,000	33,613
Media and Entertainment 0.1%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	328,000	353,000
Discovery Communications LLC
09/20/2047	5.200%	846,000	840,448
Match Group, Inc.
06/01/2024	6.375%	334,000	350,816

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
04/15/2028	4.875%	439,000	436,743
11/15/2028	5.875%	333,000	351,254
Netflix, Inc.(a)
05/15/2029	6.375%	8,000	8,740
11/15/2029	5.375%	167,000	169,297
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	174,000	180,616
Total			2,690,914
Metals and Mining 0.1%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	304,000	322,689
Constellium NV(a)
05/15/2024	5.750%	61,000	62,456
02/15/2026	5.875%	384,000	390,720
Freeport-McMoRan, Inc.
11/14/2024	4.550%	351,000	348,545
03/15/2043	5.450%	318,000	286,976
HudBay Minerals, Inc.(a)
01/15/2025	7.625%	447,000	466,363
Novelis Corp.(a)
08/15/2024	6.250%	52,000	54,225
09/30/2026	5.875%	366,000	372,063
Total			2,304,037
Midstream 1.8%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	141,000	143,883
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	181,000	187,004
DCP Midstream Operating LP
07/15/2025	5.375%	168,000	176,496
04/01/2044	5.600%	128,000	121,687
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	143,000	143,606
Enterprise Products Operating LLC
02/15/2045	5.100%	1,837,000	2,007,062
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	360,000	375,784
Kinder Morgan, Inc.
02/15/2046	5.050%	8,580,000	8,802,497
MPLX LP
04/15/2048	4.700%	2,850,000	2,750,076
NGPL PipeCo LLC(a)
08/15/2022	4.375%	66,000	67,586
08/15/2027	4.875%	80,000	82,567
12/15/2037	7.768%	98,000	120,314
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NuStar Logistics LP
04/28/2027	5.625%	159,000	159,225
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	9,605,000	9,045,441
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	239,000	238,623
Sunoco LP/Finance Corp.
01/15/2023	4.875%	104,000	105,684
02/15/2026	5.500%	157,000	159,935
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	167,000	170,106
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	504,000	514,080
01/15/2028	5.000%	167,000	163,967
Targa Resources Partners LP/Finance Corp.(a)
07/15/2027	6.500%	33,000	35,362
01/15/2029	6.875%	167,000	180,798
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	279,000	269,256
Western Gas Partners LP
08/15/2048	5.500%	1,520,000	1,590,548
Williams Companies, Inc. (The)
09/15/2045	5.100%	7,820,000	8,015,359
Total			35,626,946
Natural Gas 0.9%
NiSource, Inc.
02/15/2023	3.850%	3,305,000	3,372,680
02/15/2043	5.250%	535,000	595,199
05/15/2047	4.375%	4,850,000	4,955,740
Sempra Energy
11/15/2020	2.850%	5,135,000	5,125,577
11/15/2025	3.750%	3,620,000	3,634,856
06/15/2027	3.250%	302,000	291,487
Total			17,975,539
Oil Field Services 0.1%
Apergy Corp.
05/01/2026	6.375%	311,000	321,321
Calfrac Holdings LP(a)
06/15/2026	8.500%	91,000	76,440
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	62,000	60,639
Nabors Industries, Inc.
02/01/2025	5.750%	315,000	286,664
Rowan Companies, Inc.
01/15/2024	4.750%	71,000	58,961

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SESI LLC
09/15/2024	7.750%	144,000	106,151
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	78,435	80,396
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	44,415	45,639
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	54,000	57,502
Transocean, Inc.(a)
01/15/2026	7.500%	105,000	103,799
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	245,000	257,597
Weatherford International Ltd.
02/15/2024	9.875%	122,000	86,511
Total			1,541,620
Other Industry 0.3%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	214,000	214,836
Massachusetts Institute of Technology
07/01/2114	4.678%	2,869,000	3,319,921
07/01/2116	3.885%	1,510,000	1,438,148
WeWork Companies, Inc.(a)
05/01/2025	7.875%	98,000	96,851
Total			5,069,756
Other REIT 0.0%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	159,000	163,030
03/15/2027	5.375%	369,000	382,837
Total			545,867
Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
02/15/2025	6.000%	501,000	505,672
BWAY Holding Co.(a)
04/15/2024	5.500%	173,000	171,691
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	155,000	145,475
Novolex (a)
01/15/2025	6.875%	93,000	87,207
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	163,000	165,529
07/15/2024	7.000%	159,000	164,323
Total			1,239,897
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.7%
AbbVie, Inc.
05/14/2025	3.600%	990,000	994,594
11/14/2048	4.875%	5,070,000	5,009,160
Allergan Funding SCS
06/15/2044	4.850%	2,170,000	2,136,204
Amgen, Inc.
05/22/2019	2.200%	15,367,000	15,361,680
05/01/2045	4.400%	1,805,000	1,775,970
06/15/2048	4.563%	2,383,000	2,389,191
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	9,000	9,488
04/15/2025	6.125%	296,000	299,399
11/01/2025	5.500%	239,000	245,270
04/01/2026	9.250%	360,000	400,598
01/31/2027	8.500%	130,000	141,823
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	158,000	158,373
Celgene Corp.
02/20/2048	4.550%	820,000	835,317
Gilead Sciences, Inc.
09/20/2019	1.850%	2,190,000	2,182,729
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	346,000	352,900
Johnson & Johnson
12/05/2033	4.375%	1,798,000	2,001,068
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	118,000	122,552
Total			34,416,316
Property & Casualty 0.1%
Acrisure LLC/Finance, Inc.(a)
02/15/2024	8.125%	42,000	43,855
Alliant Holdings Intermediate LLC/Co-Issuer(a)
08/01/2023	8.250%	91,000	93,502
HUB International Ltd.(a)
05/01/2026	7.000%	260,000	262,119
Liberty Mutual Group, Inc.(a)
05/01/2042	6.500%	1,150,000	1,419,493
Total			1,818,969
Railroads 0.3%
CSX Corp.
05/30/2042	4.750%	1,335,000	1,438,797
11/01/2066	4.250%	4,481,000	4,149,191
Total			5,587,988

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	213,000	210,047
IRB Holding Corp.(a)
02/15/2026	6.750%	243,000	241,189
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	126,000	129,907
McDonald’s Corp.
12/09/2045	4.875%	2,790,000	3,012,274
Total			3,593,417
Retailers 0.1%
L Brands, Inc.
11/01/2035	6.875%	105,000	93,524
Lowe’s Companies, Inc.
04/05/2049	4.550%	1,892,000	1,921,428
Party City Holdings, Inc.(a)
08/15/2023	6.125%	19,000	19,282
08/01/2026	6.625%	54,000	53,473
PetSmart, Inc.(a)
06/01/2025	5.875%	92,000	83,384
Total			2,171,091
Supermarkets 0.4%
Albertsons Companies LLC/Safeway, Inc.(a)
03/15/2026	7.500%	76,000	80,943
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	61,000	60,580
Kroger Co. (The)
04/15/2042	5.000%	1,527,000	1,504,739
02/01/2047	4.450%	830,000	762,869
01/15/2048	4.650%	6,723,000	6,367,380
Total			8,776,511
Technology 0.6%
Ascend Learning LLC(a)
08/01/2025	6.875%	122,000	124,109
08/01/2025	6.875%	107,000	108,843
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	7,105,000	6,781,431
Camelot Finance SA(a)
10/15/2024	7.875%	644,000	678,448
CDK Global, Inc.
06/01/2027	4.875%	227,000	229,284
CommScope Finance LLC(a)
03/01/2024	5.500%	90,000	93,857
03/01/2026	6.000%	136,000	144,078
03/01/2027	8.250%	54,000	58,455
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies LLC(a)
06/15/2025	6.000%	195,000	198,256
03/15/2027	5.000%	80,000	75,461
Dun & Bradstreet Corp. (The)(a)
08/15/2026	6.875%	80,000	83,211
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	45,000	46,803
Equinix, Inc.
01/15/2026	5.875%	473,000	499,698
Gartner, Inc.(a)
04/01/2025	5.125%	347,000	355,830
Informatica LLC(a)
07/15/2023	7.125%	205,000	209,588
Iron Mountain, Inc.
08/15/2024	5.750%	214,000	215,476
NCR Corp.
07/15/2022	5.000%	102,000	102,616
12/15/2023	6.375%	215,000	220,850
PTC, Inc.
05/15/2024	6.000%	220,000	230,386
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	326,000	318,061
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	264,000	267,907
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	152,000	161,822
Symantec Corp.(a)
04/15/2025	5.000%	388,000	395,171
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	112,000	114,502
Verscend Escrow Corp.(a)
08/15/2026	9.750%	158,000	167,940
Total			11,882,083
Tobacco 0.3%
BAT Capital Corp.
08/14/2020	2.297%	5,505,000	5,461,329
Transportation Services 0.6%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	56,000	57,006
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	99,000	98,246
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	2,705,000	2,640,002
11/01/2046	4.200%	1,720,000	1,643,303
FedEx Corp.
04/01/2046	4.550%	8,230,000	7,933,489

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Corp. (The)(a)
06/01/2022	7.625%	264,000	272,709
XPO Logistics, Inc.(a)
06/15/2022	6.500%	94,000	95,978
Total			12,740,733
Wireless 0.3%
Altice France SA(a)
05/01/2026	7.375%	391,000	396,791
02/01/2027	8.125%	127,000	132,460
Altice Luxembourg SA(a)
05/15/2022	7.750%	98,000	99,807
America Movil SAB de CV
03/30/2020	5.000%	2,353,000	2,399,218
SBA Communications Corp.
09/01/2024	4.875%	431,000	438,308
Sprint Corp.
02/15/2025	7.625%	741,000	748,521
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	584,000	624,562
02/01/2026	4.500%	172,000	173,046
02/01/2028	4.750%	286,000	288,792
Wind Tre SpA(a)
01/20/2026	5.000%	279,000	256,870
Total			5,558,375
Wirelines 1.2%
AT&T, Inc.
03/01/2029	4.350%	12,444,000	12,863,363
03/01/2037	5.250%	3,610,000	3,873,711
CenturyLink, Inc.
03/15/2022	5.800%	459,000	472,280
12/01/2023	6.750%	242,000	257,214
Frontier Communications Corp.
09/15/2022	10.500%	50,000	36,437
01/15/2023	7.125%	116,000	72,352
09/15/2025	11.000%	95,000	61,589
Frontier Communications Corp.(a)
04/01/2026	8.500%	127,000	119,862
Telecom Italia Capital SA
09/30/2034	6.000%	98,000	90,741
Telecom Italia SpA(a)
05/30/2024	5.303%	140,000	139,820
Verizon Communications, Inc.
08/10/2033	4.500%	5,615,000	6,023,519
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	466,000	472,772
Total			24,483,660
Total Corporate Bonds & Notes (Cost $511,427,312)			490,762,912

Foreign Government Obligations(m) 3.0%

Argentina 2.3%
Argentine Republic Government International Bond
01/26/2027	6.875%	23,800,000	17,197,666
01/11/2028	5.875%	18,253,000	12,645,350
Provincia de Buenos Aires(a)
06/15/2027	7.875%	2,800,000	1,865,111
Provincia de Cordoba(a)
06/10/2021	7.125%	15,800,000	12,636,129
08/01/2027	7.125%	1,300,000	888,392
Total			45,232,648
Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	660,000	690,744
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	785,000	828,528
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2047	8.500%	1,015,000	1,033,826
El Salvador 0.1%
El Salvador Government International Bond(a)
12/01/2019	7.375%	971,000	981,683
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%	1,710,000	1,870,065
03/15/2024	7.500%	971,000	1,061,890
Total			2,931,955
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%	2,510,000	2,440,834
Netherlands 0.0%
Equate Petrochemical BV(a)
03/03/2022	3.000%	971,000	962,643
Oman 0.0%
Oman Government International Bond(a)
06/15/2021	3.625%	971,000	948,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
April 30, 2019
Foreign Government Obligations(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	1,320,000	1,344,064
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%	855,000	824,080
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%	1,690,000	1,656,452
United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC(a)
01/12/2023	3.625%	971,000	983,528
Total Foreign Government Obligations (Cost $68,432,761)			60,859,030

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2011-C1
01/01/2035	7.781%	545,000	618,346
Series 2015B
01/01/2033	7.375%	415,000	456,629
Unlimited Tax General Obligation Refunding Bonds
Series 2014B
01/01/2044	6.314%	705,000	716,914
Total			1,791,889
Water & Sewer 0.0%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	840,000	1,110,539
Total Municipal Bonds (Cost $2,457,500)			2,902,428

Residential Mortgage-Backed Securities - Agency 33.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2021	9.000%	119	119
03/01/2022- 11/01/2026	8.500%	43,508	47,451
08/01/2024- 02/01/2025	8.000%	33,582	35,787
10/01/2028- 07/01/2032	7.000%	448,780	508,301
10/01/2031- 09/01/2033	6.000%	30,295	33,129
01/01/2046- 12/01/2046	3.500%	28,716,618	29,159,411
Federal Home Loan Mortgage Corp.(k)
05/13/2049	4.000%	18,000,000	18,485,116
Federal Home Loan Mortgage Corp.(b),(n)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	3.427%	866,741	108,623
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	3.577%	2,058,871	353,335
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	3.577%	3,251,680	521,321
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	3.497%	1,100,453	201,041
Federal Home Loan Mortgage Corp.(n)
CMO Series 4176 Class BI
03/15/2043	3.500%	2,531,665	461,830
CMO Series 4182 Class DI
05/15/2039	3.500%	6,542,733	589,470
Federal Home Loan Mortgage Corp.(g),(n)
CMO Series 4620 Class AS
11/15/2042	1.641%	2,050,062	89,942
Federal National Mortgage Association
04/01/2023	8.500%	643	645
06/01/2024	9.000%	4,352	4,388
02/01/2025- 08/01/2027	8.000%	69,955	76,250
03/01/2026- 08/01/2032	7.000%	1,281,231	1,449,642
04/01/2027- 06/01/2032	7.500%	127,247	140,999

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2029- 08/01/2038	6.000%	2,186,243	2,402,241
08/01/2034	5.500%	84,959	93,860
10/01/2040- 07/01/2041	4.500%	5,313,745	5,627,249
08/01/2043- 05/01/2048	4.000%	62,833,386	64,930,345
06/01/2045- 02/01/2048	3.500%	30,217,184	30,519,790
CMO Series 2017-72 Class B
09/25/2047	3.000%	15,051,683	14,989,092
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.420% Cap 11.126% 06/01/2032	4.165%	3,250	3,262
1-year CMT + 2.305% Cap 10.839% 07/01/2037	4.477%	90,935	90,719
Federal National Mortgage Association(k)
05/16/2034	2.500%	27,000,000	26,716,264
05/16/2034- 06/13/2049	3.000%	68,500,000	68,215,460
05/13/2049	3.500%	12,000,000	12,108,516
05/13/2049	4.000%	56,750,000	58,237,471
05/13/2049	4.500%	35,500,000	36,938,721
05/13/2049	5.000%	111,000,000	116,990,097
Federal National Mortgage Association(o)
11/01/2046	3.500%	26,102,156	26,496,395
Federal National Mortgage Association(n)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	3,505,512	442,980
Federal National Mortgage Association(b),(n)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	3.423%	4,963,272	977,329
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	3.673%	2,814,246	477,165
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	3.523%	2,606,865	502,236
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	3.523%	8,542,804	1,679,349
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	3.523%	20,915,813	3,861,958
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	3.673%	9,086,916	1,891,638
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	3.623%	9,767,467	1,761,935
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.673%	7,328,938	1,581,319
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	3.723%	10,862,705	2,184,528
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	3.723%	9,557,282	1,865,723
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	3.673%	15,856,278	3,112,205
Government National Mortgage Association
12/15/2023- 07/20/2028	7.500%	99,723	107,463
02/15/2025	8.500%	11,651	12,745
01/15/2030	7.000%	157,067	179,204
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.500%, Cap 11.500% 07/20/2025	3.750%	11,124	11,438
Government National Mortgage Association(k)
05/21/2049	3.500%	64,500,000	65,563,242
05/21/2049	4.500%	23,000,000	23,847,676
Government National Mortgage Association(n)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	6,447,782	1,019,550

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(n)
CMO Series 2017-112 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2047	3.719%	9,926,531	1,684,417
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	3.719%	9,662,074	1,866,326
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	3.719%	14,589,676	2,874,248
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	3.719%	8,292,844	1,451,784
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	3.669%	9,874,951	1,586,869
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	3.719%	11,423,730	2,033,624
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	3.719%	11,223,421	2,218,561
CMO Series 2018-121 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	3.719%	8,462,782	1,519,999
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	3.769%	12,719,643	2,245,275
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	3.719%	10,866,319	1,878,255
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-134 Class SK
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	3.719%	9,811,275	1,418,888
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	3.669%	9,939,910	1,655,922
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	3.719%	25,156,142	4,427,151
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.669%	21,475,749	3,855,642
CMO Series 2018-155 Class SL
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.669%	12,798,787	1,873,727
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	3.719%	10,896,495	2,066,835
CMO Series 2018-89 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	3.719%	18,923,987	3,242,358
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	3.719%	13,265,572	2,073,751
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	3.519%	17,086,660	3,289,204
CMO Series 2019-4 Class SJ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	3.569%	22,320,247	3,771,751

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	3.669%	13,333,357	2,413,240
Total Residential Mortgage-Backed Securities - Agency (Cost $672,055,282)			677,153,792

Residential Mortgage-Backed Securities - Non-Agency 25.6%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	1,008,846	1,019,214
CMO Series 2017-A Class A
04/25/2057	3.470%	3,088,428	3,101,567
Series 2017-B Class A
09/25/2056	3.163%	9,975,535	9,860,675
American Mortgage Trust(c),(e),(g)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	1,232	747
Angel Oak Mortgage Trust I LLC(a),(c),(g)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	4,795,000	4,920,629
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2019-1 Class A1
11/25/2048	3.920%	13,099,526	13,239,812
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class A3
11/25/2047	2.986%	3,240,606	3,229,652
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	2,964,375	3,028,771
ASG Resecuritization Trust(a),(g)
CMO Series 2009-2 Class G75
05/24/2036	3.683%	3,228,593	3,206,090
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	4,106,035	4,120,316
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	1,000,000	1,045,812
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	7,404,070	7,415,310
Bayview Opportunity Master Fund Trust IVb(a)
CMO Series 2019-RN1 Class A1
02/28/2034	4.090%	7,979,716	8,042,974
BCAP LLC Trust(a),(g)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.508%	1,487,524	1,492,636
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(a)
CMO Series 2013-RR5 Class 3A1
09/26/2036	3.500%	77,001	76,814
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	3.427%	7,369,844	7,366,986
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.827%	4,000,000	3,991,099
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.784%	11,975,000	11,982,126
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A1
12/01/2065	3.960%	916,931	916,668
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.227%	6,600,000	6,608,203
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	5,708,623	5,594,327
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	10,129,838	10,175,372
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.562%	11,800,079	11,725,111
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2013-11 Class 3A3
09/25/2034	4.223%	605,365	605,775
CMO Series 2014-12 Class 3A1
10/25/2035	4.470%	2,272,916	2,303,688
CMO Series 2014-C Class A
02/25/2054	3.250%	496,275	491,141
CMO Series 2015-A Class A4
06/25/2058	4.250%	1,352,341	1,385,992
CMO Series 2015-A Class B3
06/25/2058	4.500%	903,587	891,837
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	4,309,163	4,244,874
Citigroup Mortgage Loan Trust, Inc.(a),(n)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	6,502,892	128,430

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated, CMO Series 2014-C Class B1
02/25/2054	4.250%	8,500,000	8,583,194
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	116,437	115,834
CMO Series 2018-1 Class A2
02/25/2048	2.981%	737,381	735,651
CMO Series 2018-3 Class A1
10/26/2048	3.692%	4,906,815	4,959,057
COLT Mortgage Loan Trust(a),(g)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	1,000,000	992,191
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2009-14R Class 4A9
10/26/2035	4.698%	3,127,407	3,216,040
CMO Series 2010-8R Class 1A5
03/26/2036	4.000%	1,712,722	1,711,302
CMO Series 2011-12R Class 3A1
07/27/2036	3.991%	589,786	588,586
CMO Series 2017-RPL3 Class A1
08/01/2057	4.000%	10,898,559	11,165,656
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	2,449,129	2,450,006
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	499,147
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	423,000	419,465
CMO Series 2018-1A Class M1
12/25/2057	3.939%	3,000,000	3,034,840
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	3.734%	12,500,000	12,508,570
Ellington Financial Mortgage Trust(a),(c),(g)
CMO Series 2018-1 Class A2
10/25/2058	4.293%	2,647,217	2,689,837
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2018-1 Class A3
10/25/2058	4.394%	2,995,767	3,055,891
GCAT LLC(a)
CMO Series 2017-2 Class A1
04/25/2047	3.500%	1,323,294	1,315,774
CMO Series 2018-2 Class A1
06/26/2023	4.090%	6,496,436	6,523,671
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT LLC(a),(g)
CMO Series 2019-1 Class A1
04/26/2049	4.089%	6,614,777	6,622,190
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	19,074,458	18,692,433
Homeward Opportunities Fund I Trust(a),(g)
CMO Series 2019-1 Class A1
01/25/2059	3.454%	9,106,877	9,141,854
JPMorgan Resecuritization Trust(a),(g)
CMO Series 2014-1 Class 1016
03/26/2036	4.909%	226,055	224,673
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	633,040	631,810
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	4,923,992	4,903,197
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	1,298,000	1,272,079
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	5,424,488	5,423,922
LVII Resecuritization Trust(a),(g)
Subordinated, CMO Series 2009-3 Class B3
11/27/2037	5.386%	8,000,000	8,182,712
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	3,624,405	3,639,566
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	7,699,869	7,708,462
Subordinated, CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	3,079,948	3,106,781
New Residential Mortgage Loan Trust(a)
CMO Series 2018-RPL1 Class A1
12/25/2057	3.500%	5,871,634	5,897,209
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	12,847,676	12,914,706
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 3A1
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.500% 01/26/2036	3.006%	803,127	799,631
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class A
01/25/2023	3.193%	5,015,871	4,996,142
Series 2018-PLS1 Class C
01/25/2023	3.981%	7,882,083	7,865,804

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	5,176,963	5,185,433
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	7,395,661	7,407,653
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	4.027%	5,000,000	4,966,366
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.727%	408,447	408,695
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	4.484%	9,910,672	9,924,053
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	5.327%	9,800,000	9,818,561
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	5.127%	8,000,000	8,024,906
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	4,500,000	4,502,062
CMO Series 2018-2A Class A1
08/25/2023	4.000%	8,417,557	8,415,893
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	7,492,501	7,475,411
CMO Series 2017-3A Class A2
11/25/2022	5.000%	3,000,000	2,989,099
CMO Series 2018-1A Class A1
04/25/2023	3.750%	8,006,671	8,006,285
CMO Series 2018-3A Class A1
10/25/2023	4.483%	9,334,217	9,419,187
CMO Series 2019-1A Class A1
01/25/2024	4.500%	19,433,180	19,516,614
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	4.427%	7,000,000	7,022,936
RCO Trust(a),(g)
CMO Series 2018-VFS1 Class A2
12/26/2053	4.472%	3,367,026	3,392,934
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RCO V Mortgage LLC(a)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	4,634,392	4,643,444
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	9,838,679	9,822,957
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	5,410,118	5,439,581
Starwood Mortgage Residential Trust(a),(g)
CMO Series 2019-IMC1 Class A2
04/25/2049	3.651%	4,443,416	4,460,456
Vericrest Opportunity Loan Transferee LXX LLC(a),(g)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	7,407,543	7,426,025
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	5,221,562	5,236,918
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	16,450,000	16,580,059
Vericrest Opportunity Loan Transferee LXXIII LLC(a),(g)
CMO Series 2018-NPL9 Class A1A
10/25/2048	4.458%	5,336,313	5,374,122
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	4,494,157	4,517,923
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A1
11/25/2047	2.690%	7,122,739	7,067,802
Subordinated, CMO Series 2017-SG1A Class B1
11/25/2047	3.615%	3,000,000	2,985,334
Verus Securitization Trust(a),(g)
CMO Series 2018-3 Class A3
10/25/2058	4.282%	4,575,914	4,643,104
CMO Series 2018-INV1 Class A1
03/25/2058	3.633%	10,792,636	10,925,204
CMO Series 2019-1 Class A1
02/25/2059	3.836%	6,766,471	6,830,377
CMO Series 2019-1 Class A3
02/25/2059	4.040%	2,753,463	2,779,448
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $512,776,276)			514,009,373

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
April 30, 2019
Senior Loans 0.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.729%	123,000	122,462
Finance Companies 0.0%
Ellie Mae, Inc.(b),(p),(q)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026		133,000	133,583
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(p),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.229%	122,168	122,534
8th Avenue Food & Provisions, Inc.(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.229%	32,969	32,928
Total			155,462
Health Care 0.0%
Avantor, Inc.(b),(p),(q)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 11/21/2024	6.233%	24,913	25,020
Metals and Mining 0.0%
Big River Steel LLC(b),(p)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	7.601%	28,045	28,220
Packaging 0.0%
Reynolds Group Holdings, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	5.233%	67,827	67,913
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.474%	71,225	71,507
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.0%
HUB International Ltd.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	5.336%	83,370	82,453
Technology 0.1%
Ascend Learning LLC(b),(p),(q)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.483%	93,057	92,592
CommScope, Inc.(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	5.733%	50,000	50,391
Dun & Bradstreet Corp. (The)(b),(p)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	7.479%	116,000	116,798
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.733%	62,841	62,919
Misys Ltd./Almonde/Tahoe/Finastra USA(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	6.101%	88,838	88,024
Qlik Technologies, Inc.(b),(p),(q)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	6.252%	32,288	32,066
3-month USD LIBOR + 4.250% 04/26/2024	6.883%	99,200	99,634
Refinitiv US Holdings, Inc.(a),(b),(p)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.233%	452,143	447,056
Tempo Acquisition LLC(b),(p),(q)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.483%	88,774	88,793

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ultimate Software Group, Inc. (The)(b),(p),(q)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 04/08/2026		73,000	73,475
Total			1,151,748
Total Senior Loans (Cost $1,828,939)			1,838,368

U.S. Treasury Obligations 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2027	2.250%	6,872,500	6,764,421
08/15/2048	3.000%	4,590,000	4,644,786
Total U.S. Treasury Obligations (Cost $11,354,670)			11,409,207
Options Purchased Calls 0.0%
Value ($)
(Cost $525,000)	713,430

Options Purchased Puts 0.0%

(Cost $1,158,000)	318,900

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(r),(s)	87,817,905	87,809,124
Total Money Market Funds (Cost $87,809,124)		87,809,124
Total Investments in Securities (Cost: $2,439,976,502)		2,414,300,140
Other Assets & Liabilities, Net		(408,695,232)
Net Assets		2,005,604,908

At April 30, 2019, securities and/or cash totaling $12,570,059 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,172	06/2019	USD	392,287,188	4,404,032	—
U.S. Treasury 2-Year Note	1,976	06/2019	USD	420,903,437	80,396	—
U.S. Treasury 5-Year Note	1,874	06/2019	USD	216,710,531	1,086,507	—
U.S. Ultra Treasury Bond	309	06/2019	USD	50,762,906	926,912	—
Total					6,497,847	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Euro$	(2,425)	12/2019	USD	(591,457,500)	—	(1,937,403)
Euro-Bund	(706)	06/2019	EUR	(116,708,860)	—	(1,834,849)
U.S. Long Bond	(275)	06/2019	USD	(40,553,906)	—	(336,016)
Total					—	(4,108,268)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	100,000,000	100,000,000	2.50	06/19/2019	525,000	713,430

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	120,000,000	120,000,000	3.15	03/02/2020	1,158,000	318,900

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
April 30, 2019
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(300,000,000)	(300,000,000)	2.25	7/24/2019	(682,500)	(790,770)
3-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(179,280,000)	(179,280,000)	2.30	6/20/2019	(277,884)	(435,668)
Total							(960,384)	(1,226,438)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	3,500,000	117,852	(1,750)	150,340	—	—	(34,238)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	8,000,000	269,376	(4,000)	333,609	—	—	(68,233)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	7,000,000	315,000	(3,500)	398,429	—	—	(86,929)
Markit CMBX North America Index, Series 10 BBB-	Credit Suisse	11/17/2059	3.000	Monthly	USD	8,000,000	269,376	(4,000)	464,577	—	—	(199,201)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	8,000,000	269,376	(4,000)	358,104	—	—	(92,728)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	8,000,000	269,376	(4,000)	474,002	—	—	(208,626)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	8,000,000	269,376	(4,000)	512,264	—	—	(246,888)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	4,000,000	180,000	(2,000)	201,646	—	—	(23,646)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	5,000,000	225,000	(2,500)	268,409	—	—	(45,909)
Total							2,184,732	(29,750)	3,161,380	—	—	(1,006,398)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	USD	78,140,000	(1,499,975)	—	—	—	(1,499,975)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	6.784	USD	5,000,000	(541,700)	2,500	—	(674,471)	135,271	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $1,149,098,778, which represents 57.29% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2019.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2019, the total value of these securities amounted to $3,255,380, which represents 0.16% of total net assets.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2019.
(h)	Non-income producing investment.
(i)	Negligible market value.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2019.
(k)	Represents a security purchased on a when-issued basis.
(l)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2019, the total value of these securities amounted to $41,069, which represents less than 0.01% of total net assets.
(m)	Principal and interest may not be guaranteed by the government.
(n)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(o)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(p)	The stated interest rate represents the weighted average interest rate at April 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(q)	Represents a security purchased on a forward commitment basis.
(r)	The rate shown is the seven-day current annualized yield at April 30, 2019.
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	97,258,162	895,581,243	(905,021,500)	87,817,905	1,918	158	1,371,559	87,809,124
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
EUR	Euro
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	31

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	338,933,950	13,014,366	—	351,948,316
Commercial Mortgage-Backed Securities - Agency	—	37,180,522	—	—	37,180,522
Commercial Mortgage-Backed Securities - Non-Agency	—	177,223,215	—	—	177,223,215
Common Stocks
Financials	38,855	—	—	—	38,855
Industrials	132,668	—	—	—	132,668
Total Common Stocks	171,523	—	—	—	171,523
Corporate Bonds & Notes	—	490,721,843	41,069	—	490,762,912
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Total Return Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Foreign Government Obligations	—	60,859,030	—	—	60,859,030
Municipal Bonds	—	2,902,428	—	—	2,902,428
Residential Mortgage-Backed Securities - Agency	—	677,153,792	—	—	677,153,792
Residential Mortgage-Backed Securities - Non-Agency	—	506,398,160	7,611,213	—	514,009,373
Senior Loans	—	1,838,368	—	—	1,838,368
U.S. Treasury Obligations	11,409,207	—	—	—	11,409,207
Options Purchased Calls	—	713,430	—	—	713,430
Options Purchased Puts	—	318,900	—	—	318,900
Money Market Funds	—	—	—	87,809,124	87,809,124
Total Investments in Securities	11,580,730	2,294,243,638	20,666,648	87,809,124	2,414,300,140
Investments in Derivatives
Asset
Futures Contracts	6,497,847	—	—	—	6,497,847
Swap Contracts	—	135,271	—	—	135,271
Liability
Futures Contracts	(4,108,268)	—	—	—	(4,108,268)
Options Contracts Written	—	(1,226,438)	—	—	(1,226,438)
Swap Contracts	—	(2,506,373)	—	—	(2,506,373)
Total	13,970,309	2,290,646,098	20,666,648	87,809,124	2,413,092,179
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2019 ($)
Asset-Backed Securities — Non-Agency	14,359,830	46,454	—	(1,132,897)	9,036,329	—	—	(9,295,350)	13,014,366
Common Stocks	—	—	—	—	—	—	—	—	—
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Non-Agency	35,482,021	(1,525)	(24,621)	124,383	7,794,952	(7,472,451)	—	(28,291,546)	7,611,213
Total	49,882,920	44,929	(24,621)	(1,008,514)	16,831,281	(7,472,451)	—	(37,586,896)	20,666,648
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2019 was $(964,367), which is comprised of Asset-Backed Securities — Non-Agency of $(1,132,897) and Residential Mortgage-Backed Securities — Non-Agency of $168,530.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds and common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	33

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
Certain residential and asset-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Total Return Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,350,484,378)	$2,325,458,686
Affiliated issuers (cost $87,809,124)	87,809,124
Options purchased (cost $1,683,000)	1,032,330
Cash	13,571
Cash collateral held at broker for:
Options contracts written	457,000
Margin deposits on:
Swap contracts	2,731,187
Unrealized appreciation on swap contracts	135,271
Upfront payments on swap contracts	3,161,380
Receivable for:
Investments sold	8,946,620
Investments sold on a delayed delivery basis	14,368,968
Capital shares sold	6,175,657
Dividends	105,261
Interest	11,968,300
Foreign tax reclaims	75,903
Variation margin for futures contracts	1,608,480
Expense reimbursement due from Investment Manager	1,705
Prepaid expenses	2,588
Trustees’ deferred compensation plan	273,061
Total assets	2,464,325,092
Liabilities
Option contracts written, at value (premiums received $960,384)	1,226,438
Unrealized depreciation on swap contracts	1,006,398
Upfront receipts on swap contracts	674,471
Payable for:
Investments purchased	1,978,952
Investments purchased on a delayed delivery basis	445,131,871
Capital shares purchased	2,410,310
Distributions to shareholders	5,376,332
Variation margin for futures contracts	232,780
Variation margin for swap contracts	13,478
Management services fees	26,751
Distribution and/or service fees	5,202
Transfer agent fees	219,445
Compensation of board members	4,457
Compensation of chief compliance officer	67
Other expenses	140,171
Trustees’ deferred compensation plan	273,061
Total liabilities	458,720,184
Net assets applicable to outstanding capital stock	$2,005,604,908
Represented by
Paid in capital	2,028,842,281
Total distributable earnings (loss) (Note 2)	(23,237,373)
Total - representing net assets applicable to outstanding capital stock	$2,005,604,908
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	35

Statement of Assets and Liabilities  (continued)
April 30, 2019
Class A
Net assets	$681,416,018
Shares outstanding	75,313,839
Net asset value per share	$9.05
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.33
Advisor Class
Net assets	$15,271,537
Shares outstanding	1,689,541
Net asset value per share	$9.04
Class C
Net assets	$18,905,410
Shares outstanding	2,089,477
Net asset value per share	$9.05
Institutional Class
Net assets	$949,377,462
Shares outstanding	104,882,520
Net asset value per share	$9.05
Institutional 2 Class
Net assets	$80,082,615
Shares outstanding	8,862,284
Net asset value per share	$9.04
Institutional 3 Class
Net assets	$258,172,272
Shares outstanding	28,520,919
Net asset value per share	$9.05
Class R
Net assets	$2,379,594
Shares outstanding	262,918
Net asset value per share	$9.05
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Total Return Bond Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,915,108
Dividends — affiliated issuers	1,371,559
Interest	77,849,205
Foreign taxes withheld	(509)
Total income	81,135,363
Expenses:
Management services fees	9,794,055
Distribution and/or service fees
Class A	1,707,198
Class C	228,840
Class R	9,617
Class T	4,058
Transfer agent fees
Class A	991,872
Advisor Class	14,194
Class C	33,181
Institutional Class	1,422,654
Institutional 2 Class	28,715
Institutional 3 Class	18,832
Class R	2,791
Class T	2,360
Compensation of board members	43,406
Custodian fees	60,291
Printing and postage fees	136,457
Registration fees	132,308
Audit fees	63,388
Legal fees	44,050
Interest on collateral	64,759
Compensation of chief compliance officer	769
Other	64,508
Total expenses	14,868,303
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(984,584)
Expense reduction	(2,100)
Total net expenses	13,881,619
Net investment income	67,253,744
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(5,701,645)
Investments — affiliated issuers	1,918
Foreign currency translations	268
Futures contracts	5,359,341
Options purchased	5,028,500
Options contracts written	57,875
Swap contracts	4,412,963
Net realized gain	9,159,220
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	33,189,393
Investments — affiliated issuers	158
Futures contracts	4,008,372
Options purchased	(3,205,545)
Options contracts written	(266,054)
Swap contracts	(3,366,600)
Net change in unrealized appreciation (depreciation)	30,359,724
Net realized and unrealized gain	39,518,944
Net increase in net assets resulting from operations	$106,772,688
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	37

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$67,253,744	$63,301,562
Net realized gain	9,159,220	12,081,779
Net change in unrealized appreciation (depreciation)	30,359,724	(66,904,220)
Net increase in net assets resulting from operations	106,772,688	8,479,121
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,443,978)
Advisor Class	(314,908)
Class C	(448,557)
Institutional Class	(30,156,871)
Institutional 2 Class	(1,745,560)
Institutional 3 Class	(8,224,701)
Class R	(50,420)
Class T	(42,489)
Net investment income
Class A		(18,097,044)
Advisor Class		(408,283)
Class B		(7,150)
Class C		(714,362)
Institutional Class		(27,581,855)
Institutional 2 Class		(819,334)
Institutional 3 Class		(10,776,078)
Class K		(64,211)
Class R		(43,857)
Class T		(101,580)
Return of capital
Class A	—	(819,817)
Advisor Class	—	(13,542)
Class C	—	(31,069)
Institutional Class	—	(1,299,402)
Institutional 2 Class	—	(39,002)
Institutional 3 Class	—	(502,689)
Class K	—	(1,355)
Class R	—	(1,635)
Class T	—	(3,502)
Total distributions to shareholders (Note 2)	(60,427,484)	(61,325,767)
Decrease in net assets from capital stock activity	(143,216,188)	(304,454,198)
Total decrease in net assets	(96,870,984)	(357,300,844)
Net assets at beginning of year	2,102,475,892	2,459,776,736
Net assets at end of year	$2,005,604,908	$2,102,475,892
Undistributed (excess of distributions over) net investment income	$650,120	$(5,296,202)
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Total Return Bond Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,559,039	67,041,185	5,116,828	46,221,131
Distributions reinvested	2,133,543	18,929,795	2,040,194	18,410,244
Redemptions	(14,980,790)	(132,540,808)	(17,352,715)	(156,487,295)
Net decrease	(5,288,208)	(46,569,828)	(10,195,693)	(91,855,920)
Advisor Class
Subscriptions	1,230,103	10,880,473	474,552	4,268,927
Distributions reinvested	33,847	300,754	44,973	406,191
Redemptions	(336,846)	(2,984,554)	(1,758,241)	(15,708,706)
Net increase (decrease)	927,104	8,196,673	(1,238,716)	(11,033,588)
Class B
Subscriptions	—	—	92	836
Distributions reinvested	—	—	611	5,547
Redemptions	—	—	(244,307)	(2,222,352)
Net decrease	—	—	(243,604)	(2,215,969)
Class C
Subscriptions	504,801	4,480,663	416,508	3,753,789
Distributions reinvested	46,505	412,518	77,630	700,760
Redemptions	(2,874,845)	(25,477,444)	(1,545,579)	(13,926,923)
Net decrease	(2,323,539)	(20,584,263)	(1,051,441)	(9,472,374)
Institutional Class
Subscriptions	29,142,509	257,585,685	25,841,081	233,942,778
Distributions reinvested	2,272,188	20,164,479	1,985,971	17,919,936
Redemptions	(43,911,963)	(386,614,607)	(30,353,938)	(274,053,357)
Net decrease	(12,497,266)	(108,864,443)	(2,526,886)	(22,190,643)
Institutional 2 Class
Subscriptions	6,174,021	54,216,625	2,066,473	18,670,006
Distributions reinvested	196,539	1,745,136	95,154	857,131
Redemptions	(1,033,214)	(9,142,479)	(1,714,512)	(15,466,228)
Net increase	5,337,346	46,819,282	447,115	4,060,909
Institutional 3 Class
Subscriptions	2,048,449	18,078,155	5,131,929	46,517,075
Distributions reinvested	925,409	8,213,609	1,234,672	11,151,412
Redemptions	(5,272,364)	(46,454,241)	(24,787,528)	(221,125,812)
Net decrease	(2,298,506)	(20,162,477)	(18,420,927)	(163,457,325)
Class K
Subscriptions	—	—	19,347	175,445
Distributions reinvested	—	—	7,196	65,191
Redemptions	—	—	(397,724)	(3,553,499)
Net decrease	—	—	(371,181)	(3,312,863)
Class R
Subscriptions	119,639	1,061,686	99,064	896,388
Distributions reinvested	5,423	48,177	4,373	39,499
Redemptions	(47,463)	(418,780)	(170,808)	(1,549,815)
Net increase (decrease)	77,599	691,083	(67,371)	(613,928)
Class T
Subscriptions	—	—	24	213
Distributions reinvested	4,309	37,945	11,601	104,835
Redemptions	(316,508)	(2,780,160)	(494,017)	(4,467,545)
Net decrease	(312,199)	(2,742,215)	(482,392)	(4,362,497)
Total net decrease	(16,377,669)	(143,216,188)	(34,151,096)	(304,454,198)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	39

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$8.83	0.28	0.19	0.47	(0.25)	—	—	(0.25)
Year Ended 4/30/2018	$9.04	0.23	(0.22)	0.01	(0.21)	—	(0.01)	(0.22)
Year Ended 4/30/2017	$9.20	0.25	(0.04)	0.21	(0.23)	(0.14)	—	(0.37)
Year Ended 4/30/2016	$9.25	0.22	0.01 (f)	0.23	(0.17)	(0.11)	—	(0.28)
Year Ended 4/30/2015	$9.15	0.23	0.09	0.32	(0.22)	—	—	(0.22)
Advisor Class
Year Ended 4/30/2019	$8.82	0.31	0.19	0.50	(0.28)	—	—	(0.28)
Year Ended 4/30/2018	$9.02	0.25	(0.21)	0.04	(0.23)	—	(0.01)	(0.24)
Year Ended 4/30/2017	$9.18	0.26	(0.02)	0.24	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.24	0.24	0.00 (f),(g)	0.24	(0.19)	(0.11)	—	(0.30)
Year Ended 4/30/2015	$9.14	0.25	0.10	0.35	(0.25)	—	—	(0.25)
Class C
Year Ended 4/30/2019	$8.83	0.21	0.20	0.41	(0.19)	—	—	(0.19)
Year Ended 4/30/2018	$9.04	0.16	(0.22)	(0.06)	(0.14)	—	(0.01)	(0.15)
Year Ended 4/30/2017	$9.20	0.18	(0.04)	0.14	(0.16)	(0.14)	—	(0.30)
Year Ended 4/30/2016	$9.25	0.15	0.01 (f)	0.16	(0.10)	(0.11)	—	(0.21)
Year Ended 4/30/2015	$9.15	0.17	0.09	0.26	(0.16)	—	—	(0.16)
Institutional Class
Year Ended 4/30/2019	$8.84	0.30	0.19	0.49	(0.28)	—	—	(0.28)
Year Ended 4/30/2018	$9.04	0.25	(0.21)	0.04	(0.23)	—	(0.01)	(0.24)
Year Ended 4/30/2017	$9.20	0.27	(0.03)	0.24	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.26	0.24	0.00 (f),(g)	0.24	(0.19)	(0.11)	—	(0.30)
Year Ended 4/30/2015	$9.15	0.25	0.11	0.36	(0.25)	—	—	(0.25)
Institutional 2 Class
Year Ended 4/30/2019	$8.82	0.32	0.18	0.50	(0.28)	—	—	(0.28)
Year Ended 4/30/2018	$9.03	0.26	(0.22)	0.04	(0.24)	—	(0.01)	(0.25)
Year Ended 4/30/2017	$9.18	0.27	(0.02)	0.25	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.24	0.25	0.00 (f),(g)	0.25	(0.20)	(0.11)	—	(0.31)
Year Ended 4/30/2015	$9.14	0.25	0.10	0.35	(0.25)	—	—	(0.25)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Total Return Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$9.05	5.45%	0.91% (c)	0.86% (c),(d)	3.19%	262%	$681,416
Year Ended 4/30/2018	$8.83	0.08%	0.91%	0.86% (d)	2.51%	300%	$711,850
Year Ended 4/30/2017	$9.04	2.37%	0.89% (e)	0.84% (d),(e)	2.70%	379%	$820,441
Year Ended 4/30/2016	$9.20	2.58%	0.91%	0.86% (d)	2.39%	458%	$978,460
Year Ended 4/30/2015	$9.25	3.56%	0.92%	0.85% (d)	2.45%	316%	$1,248,168
Advisor Class
Year Ended 4/30/2019	$9.04	5.72%	0.66% (c)	0.61% (c),(d)	3.53%	262%	$15,272
Year Ended 4/30/2018	$8.82	0.44%	0.66%	0.61% (d)	2.72%	300%	$6,726
Year Ended 4/30/2017	$9.02	2.63%	0.63% (e)	0.59% (d),(e)	2.87%	379%	$18,057
Year Ended 4/30/2016	$9.18	2.72%	0.66%	0.61% (d)	2.65%	458%	$8,265
Year Ended 4/30/2015	$9.24	3.82%	0.67%	0.60% (d)	2.70%	316%	$7,656
Class C
Year Ended 4/30/2019	$9.05	4.66%	1.66% (c)	1.61% (c),(d)	2.37%	262%	$18,905
Year Ended 4/30/2018	$8.83	(0.67%)	1.66%	1.61% (d)	1.75%	300%	$38,975
Year Ended 4/30/2017	$9.04	1.61%	1.64% (e)	1.59% (d),(e)	1.95%	379%	$49,380
Year Ended 4/30/2016	$9.20	1.81%	1.66%	1.61% (d)	1.65%	458%	$55,975
Year Ended 4/30/2015	$9.25	2.89%	1.67%	1.50% (d)	1.80%	316%	$60,605
Institutional Class
Year Ended 4/30/2019	$9.05	5.60%	0.66% (c)	0.61% (c),(d)	3.42%	262%	$949,377
Year Ended 4/30/2018	$8.84	0.44%	0.66%	0.61% (d)	2.76%	300%	$1,037,101
Year Ended 4/30/2017	$9.04	2.63%	0.64% (e)	0.59% (d),(e)	2.94%	379%	$1,083,917
Year Ended 4/30/2016	$9.20	2.72%	0.66%	0.61% (d)	2.64%	458%	$1,078,815
Year Ended 4/30/2015	$9.26	3.93%	0.67%	0.60% (d)	2.69%	316%	$1,175,483
Institutional 2 Class
Year Ended 4/30/2019	$9.04	5.81%	0.58% (c)	0.53% (c)	3.64%	262%	$80,083
Year Ended 4/30/2018	$8.82	0.38%	0.58%	0.55%	2.82%	300%	$31,099
Year Ended 4/30/2017	$9.03	2.79%	0.54% (e)	0.54% (e)	2.99%	379%	$27,782
Year Ended 4/30/2016	$9.18	2.80%	0.55%	0.54%	2.73%	458%	$22,621
Year Ended 4/30/2015	$9.24	3.89%	0.55%	0.54%	2.74%	316%	$21,580
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	41

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$8.84	0.32	0.18	0.50	(0.29)	—	—	(0.29)
Year Ended 4/30/2018	$9.04	0.26	(0.21)	0.05	(0.24)	—	(0.01)	(0.25)
Year Ended 4/30/2017	$9.20	0.24	0.01 (f)	0.25	(0.27)	(0.14)	—	(0.41)
Year Ended 4/30/2016	$9.26	0.25	0.00 (f),(g)	0.25	(0.20)	(0.11)	—	(0.31)
Year Ended 4/30/2015	$9.16	0.26	0.10	0.36	(0.26)	—	—	(0.26)
Class R
Year Ended 4/30/2019	$8.83	0.26	0.19	0.45	(0.23)	—	—	(0.23)
Year Ended 4/30/2018	$9.04	0.20	(0.21)	(0.01)	(0.19)	—	(0.01)	(0.20)
Year Ended 4/30/2017	$9.20	0.22	(0.03)	0.19	(0.21)	(0.14)	—	(0.35)
Year Ended 4/30/2016	$9.26	0.19	0.01 (f)	0.20	(0.15)	(0.11)	—	(0.26)
Year Ended 4/30/2015	$9.15	0.20	0.11	0.31	(0.20)	—	—	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
04/30/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%

(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Total Return Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$9.05	5.73%	0.53% (c)	0.49% (c)	3.56%	262%	$258,172
Year Ended 4/30/2018	$8.84	0.55%	0.52%	0.50%	2.85%	300%	$272,332
Year Ended 4/30/2017	$9.04	2.74%	0.50% (e)	0.50% (e)	2.70%	379%	$445,184
Year Ended 4/30/2016	$9.20	2.85%	0.50%	0.49%	2.77%	458%	$18,086
Year Ended 4/30/2015	$9.26	3.94%	0.50%	0.49%	2.80%	316%	$18,249
Class R
Year Ended 4/30/2019	$9.05	5.19%	1.16% (c)	1.11% (c),(d)	2.97%	262%	$2,380
Year Ended 4/30/2018	$8.83	(0.17%)	1.16%	1.11% (d)	2.24%	300%	$1,637
Year Ended 4/30/2017	$9.04	2.12%	1.14% (e)	1.09% (d),(e)	2.43%	379%	$2,284
Year Ended 4/30/2016	$9.20	2.21%	1.16%	1.11% (d)	2.13%	458%	$2,407
Year Ended 4/30/2015	$9.26	3.41%	1.17%	1.10% (d)	2.19%	316%	$2,769
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2019	43

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
44	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Total Return Bond Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
April 30, 2019
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
46	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates (interest rate futures). These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Columbia Total Return Bond Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
April 30, 2019
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a
48	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Total Return Bond Fund | Annual Report 2019	49

Notes to Financial Statements  (continued)
April 30, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	135,271*
Credit risk	Upfront payments on swap contracts	3,161,380
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,497,847*
Interest rate risk	Investments, at value — Options purchased	1,032,330
Total		10,826,828

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,506,373*
Credit risk	Upfront receipts on swap contracts	674,471
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	4,108,268*
Interest rate risk	Options contracts written, at value	1,226,438
Total		8,515,550

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	4,412,963	4,412,963
Interest rate risk	5,359,341	57,875	5,028,500	—	10,445,716
Total	5,359,341	57,875	5,028,500	4,412,963	14,858,679

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(3,366,600)	(3,366,600)
Interest rate risk	4,008,372	(266,054)	(3,205,545)	—	536,773
Total	4,008,372	(266,054)	(3,205,545)	(3,366,600)	(2,829,827)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	686,286,030
Futures contracts — short	433,711,980
Credit default swap contracts — buy protection	63,259,300
Credit default swap contracts — sell protection	26,790,000

50	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Derivative instrument	Average value ($)*
Options contracts — purchased	426,003
Options contracts — written	(1,688,303)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the
Columbia Total Return Bond Fund | Annual Report 2019	51

Notes to Financial Statements  (continued)
April 30, 2019
purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2019:
	Citi ($)(a)	Citi ($)(a)	Credit Suisse ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Options purchased calls	713,430	-	-	-	-	-	713,430
Options purchased puts	-	-	-	-	318,900	-	318,900
OTC credit default swap contracts (b)	-	692,978	265,376	530,752	665,876	-	2,154,982
Total assets	713,430	692,978	265,376	530,752	984,776	-	3,187,312
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	-	-	13,478	13,478
Options contracts written	1,226,438	-	-	-	-	-	1,226,438
OTC credit default swap contracts (b)	-	-	-	-	539,200	-	539,200
Total liabilities	1,226,438	-	-	-	539,200	13,478	1,779,116
Total financial and derivative net assets	(513,008)	692,978	265,376	530,752	445,576	(13,478)	1,408,196
Total collateral received (pledged) (d)	(457,000)	636,000	265,376	530,752	445,576	(13,478)	1,407,226
Net amount (e)	(56,008)	56,978	-	-	-	-	970

52	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Total Return Bond Fund | Annual Report 2019	53

Notes to Financial Statements  (continued)
April 30, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
54	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended April 30, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,898,254 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Total Return Bond Fund | Annual Report 2019	55

Notes to Financial Statements  (continued)
April 30, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.14
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
Class T	0.09 (a)

(a)	Unannualized.
The Fund and certain other affiliated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent. The lease and the Guaranty expired on January 31, 2019.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $2,100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
56	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	244,015
Class C	1,948
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through August 31, 2020	September 1, 2018 through April 30, 2019	Prior to September 1, 2018
Class A	0.75%	0.86%	0.86%
Advisor Class	0.50	0.61	0.61
Class C	1.50	1.61	1.61
Institutional Class	0.50	0.61	0.61
Institutional 2 Class	0.42	0.52	0.55
Institutional 3 Class	0.37	0.48	0.50
Class R	1.00	1.11	1.11
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Total Return Bond Fund | Annual Report 2019	57

Notes to Financial Statements  (continued)
April 30, 2019
At April 30, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities, foreign currency transactions and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(879,938)	879,939	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019			Year Ended April 30, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Tax return of capital ($)	Total ($)
60,427,484	—	60,427,484	58,613,754	—	2,712,013	61,325,767
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
11,745,518	—	—	(29,327,197)
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,441,696,760	27,538,193	(56,865,390)	(29,327,197)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	2,587,156	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
58	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,115,453,543 and $6,105,714,432, respectively, for the year ended April 30, 2019, of which $4,994,018,893 and $4,899,143,046, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia Total Return Bond Fund | Annual Report 2019	59

Notes to Financial Statements  (continued)
April 30, 2019
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
60	Columbia Total Return Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 14.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Total Return Bond Fund | Annual Report 2019	61

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Total Return Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Total Return Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
62	Columbia Total Return Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Total Return Bond Fund | Annual Report 2019	63

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
64	Columbia Total Return Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Total Return Bond Fund | Annual Report 2019	65

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
66	Columbia Total Return Bond Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Total Return Bond Fund | Annual Report 2019	67

Columbia Total Return Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN166_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia Multi-Asset Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Multi-Asset Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Multi-Asset Income Fund (the Fund) seeks to provide shareholders with a high level of current income, with a secondary objective of total return.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	Life
Class A	Excluding sales charges	03/27/15	5.06	3.92
	Including sales charges		0.03	2.69
Advisor Class		03/27/15	5.33	4.19
Class C	Excluding sales charges	03/27/15	4.28	3.15
	Including sales charges		3.30	3.15
Institutional Class		03/27/15	5.21	4.19
Institutional 2 Class		03/27/15	5.26	4.23
Institutional 3 Class*		03/01/17	5.33	4.09
Blended Benchmark			8.84	5.84
Bloomberg Barclays U.S. Aggregate Bond Index			5.29	2.00
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large capitalization U.S. stocks and its frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Multi-Asset Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 27, 2015 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Asset Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at April 30, 2019)
SPDR Blackstone/GSO Senior Loan ETF	4.6
SPDR Bloomberg Barclays Convertible Securities ETF	4.2
iShares US Preferred Stock ETF	4.0
Invesco S&P 500 High Dividend Low Volatility ETF	3.6
Credit Suisse AG 10/04/2019 12.600%	3.5
Wells Fargo Bank NA 09/11/2019 15.060%	3.5
Citigroup Global Markets Holdings, Inc. 08/08/2019 14.480%	3.4
Barclays Bank PLC 06/13/2019 17.320%	3.3
UBS AG 07/17/2019 15.480%	3.3
Morgan Stanley BV 05/07/2019 16.611%	3.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at April 30, 2019)
Asset-Backed Securities — Non-Agency	3.3
Commercial Mortgage-Backed Securities - Non-Agency	0.9
Common Stocks	10.9
Convertible Bonds	0.0 (a)
Convertible Preferred Stocks	0.5
Corporate Bonds & Notes	20.9
Equity-Linked Notes	19.0
Exchange-Traded Funds	17.5
Foreign Government Obligations	10.9
Money Market Funds	5.6
Residential Mortgage-Backed Securities - Agency	0.8
Residential Mortgage-Backed Securities - Non-Agency	6.2
Senior Loans	0.6
Treasury Bills	0.2
U.S. Treasury Obligations	2.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Multi-Asset Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
At April 30, 2019, approximately 94% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 5.06% excluding sales charges. The Fund posted solid absolute returns but underperformed its Blended Benchmark, which returned 8.84% for the same time period. The Fund’s returns more closely matched the 5.29% return of the Bloomberg Barclays U.S. Aggregate Bond Index for the same period. To compare, the S&P 500 Index returned 13.49% for the same period. The Fund’s performance is primarily attributable to a combination of asset allocation decisions and underlying fund positioning across the asset class spectrum.
Fixed-income markets gained but significantly lagged equities despite heightened volatility
The 12-month period ended April 30, 2019 saw a market environment with positive absolute returns in many asset classes, though total returns do not tell the whole story, as markets experienced heightened volatility, leading to an equity market sell-off followed by a solid rebound. During the period, U.S. equities generally outperformed U.S. fixed income, in some cases rewarding investors with double-digit returns. Within the U.S., the S&P 500 Index posted positive absolute returns in the first five consecutive months of the period. However, the fourth quarter of 2018 proved to be a challenging one, as equity markets reversed course with volatility across capital markets increasing substantially. The S&P 500 Index lost 13.52% in the fourth quarter of 2018, but the turn of the new year proved beneficial for U.S. equities, as the S&P 500 Index posted positive returns in each of the first four months of 2019. U.S. dividend-paying equities, as measured by the MSCI USA High Dividend Yield Index (Net), posted a return of 11.70% for the period. Preferred stocks lagged the broad U.S. equity market, posting a return of 6.87%, as represented by the ICE BofAML U.S. Preferred Stock Fixed Rate Index. International equities did not experience the strong overall results U.S. equities did. The MSCI EAFE Index (Net), representing developed international equities, posted a return of -3.22%, and emerging markets equities performed even more weakly, with the MSCI Emerging Markets Index (Net) generating a return of -5.04%.
Returns of non-traditional asset classes were solidly positive but mixed in terms of magnitude. Real estate investment trusts (REITs) were the big winners, with the FTSE NAREIT Equity REITs Index posting a return of 18.88% for the period. Convertible securities, as measured by the ICE BofAML All Convertibles All Qualities Index, returned 10.96%. Floating rate loans posted more muted yet still solid absolute returns for the annual period, with the Credit Suisse Leveraged Loan Index returning 4.46%.
More traditional fixed income generated positive but more muted returns. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad proxy for the U.S. fixed-income market, posted a return of 5.29% for the period. Within the asset class, investment-grade and high-yield corporate bonds performed well, buoyed by especially strong results in the first four months of 2019. Long maturity investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Long Index, returned 7.17%, and high-yield corporate bonds, as measured by the ICE BofAML U.S. Cash Pay High Yield Constrained Index, returned 6.74%. Emerging markets bonds experienced a similar return pattern as other risk-on asset classes, with the JPMorgan Emerging Markets Bond Index-Global posting negative absolute returns through the first eight months of the period and then rebounding in 2019 to end the period with a return of 5.19%. Conversely, securitized bonds and U.S. Treasury securities posted healthy positive returns through the last eight months of 2018 and more modest, yet still positive, returns in the first four months of 2019. The Bloomberg Barclays U.S. Securitized Index and the Bloomberg Barclays U.S. Long Treasury Index returned 4.97% and 6.41%, respectively, for the period.
Asset allocation and underlying fund selection dampened relative results
Overall, asset allocation and underlying investment selection detracted from the Fund’s relative results during the period. The Fund, being well diversified across asset classes, had exposure to certain non-traditional asset classes that did not keep pace with the broad U.S. equity market. As the Blended Benchmark is comprised 40% of the S&P 500 Index, such exposure to these lagging alternative income sources detracted from relative results. Selection among equity income sources was also particularly challenged, while selection in traditional fixed-income sources overall added value.
Columbia Multi-Asset Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
More specifically, within the Fund’s equity income allocation, allocation positioning and underlying fund selection in dividend equities, preferred stocks and equity-linked notes detracted from relative results, as these positions were not able to keep pace with the strong absolute returns of the S&P 500 Index during the period.
Among non-traditional income sources, convertible securities detracted most — even while posting positive absolute returns within the Fund. Selection within the convertible securities sector was weak, and the sector lagged the S&P 500 Index. Conversely, the Fund’s allocation to REITs added value, as the sector solidly outperformed the S&P 500 Index during the period and security selection within the sector proved effective. Positioning in floating rate loans had a muted effect on relative results during the period.
Overall, the Fund’s traditional fixed-income allocation contributed positively to relative results through a combination of style positioning within each sector and underlying selection decisions within these sectors. High-yield corporate bonds were the biggest positive contributor to relative performance, as the sector posted strong absolute returns that outpaced those of the Bloomberg Barclays U.S. Aggregate Bond Index for the period. Securitized bonds also added value, as our security selection within the sector was especially strong. U.S. Treasuries and emerging markets bonds detracted from the Fund’s relative performance due to a combination of asset allocation decisions and weak underlying security selection.
Portfolio changes
Asset class changes within the Fund can be driven by active trading, by tactically adjusting allocations to select asset classes or by market appreciation or depreciation within a given asset class. We made a number of positioning changes within the Fund to adapt to evolving market conditions during the period.
Early in the period, the Fund was positioned with a slight overweight to equities, as most of our indicators were in neutral territory, and we saw no evidence that recession risk was elevated. Conversely, the Fund was underweight in fixed income, as our research duration tools that measure how much interest rate sensitivity we want to take in the Fund remained neutral to negative, and our models for non-government bond sectors showed pessimism. By the end of the period, after experiencing the very different tales of the fourth quarter of 2018 and first quarter of 2019, we had an optimistic view of equities, as momentum had been strong and volatility had been lower. As such, the Fund had a modest overweight to equities relative to the Fund’s Blended Benchmark. We had increased the Fund’s fixed-income allocation to a rather neutral weight compared to the Blended Benchmark.
Within traditional fixed income, at the end of the period, we had increased the Fund’s allocation to high-yield corporate bonds and emerging markets bonds, as we expected to see continued strength for riskier segments of the fixed-income market alongside positive equity momentum. Within equity income, we thought market factors supported a modest overweight positioning by the end of the period. As such, we slightly increased the Fund’s allocation to dividend paying equities and slightly decreased its allocations to preferred securities and equity linked notes. Among non-traditional income sources, we increased the Fund’s allocation to REITs during the period, a shift that proved beneficial, as the sector posted some of the best returns among all asset classes for the period overall. We slightly decreased the Fund’s allocation to convertible bonds during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Asset allocation does not assure a profit or protect against loss. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investments in Equity-Linked Notes (ELNs) have the potential to lead
6	Columbia Multi-Asset Income Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
to significant losses because ELNs are subject to the market and volatility risks associated with their underlying equity. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund may be subject to counterparty risk that the issuer may default on its obligations under the ELN. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Multi-Asset Income Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,054.40	1,020.28	4.64	4.56	0.91
Advisor Class	1,000.00	1,000.00	1,055.70	1,021.52	3.36	3.31	0.66
Class C	1,000.00	1,000.00	1,050.50	1,016.56	8.44	8.30	1.66
Institutional Class	1,000.00	1,000.00	1,055.70	1,021.52	3.36	3.31	0.66
Institutional 2 Class	1,000.00	1,000.00	1,056.00	1,021.82	3.06	3.01	0.60
Institutional 3 Class	1,000.00	1,000.00	1,056.40	1,022.12	2.75	2.71	0.54
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	9.147%	500,000	491,897
Avant Loans Funding Trust(a)
Subordinated, Series 2018-B Class B
07/15/2022	4.110%	280,000	282,077
CLUB Credit Trust(a)
Subordinated Series 2017-NP1 Class C
04/17/2023	5.130%	119,561	120,020
Conn’s Receivables Funding LLC(a)
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	134,810	135,128
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class B
01/16/2024	3.500%	47,588	47,597
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	300,000	302,118
Hertz Vehicle Financing II LP(a)
Subordinated, Series 2016-3A Class D
07/25/2020	5.410%	250,000	250,144
Marlette Funding Trust(a)
Subordinated, Series 2018-2A Class C
07/17/2028	4.370%	206,000	208,228
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.262%	500,000	497,802
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	4.042%	500,000	493,869
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	200,000	200,757
Series 2019-1A Class B
04/15/2025	4.030%	500,000	503,662
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	500,000	504,877
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	750,000	754,505
Total Asset-Backed Securities — Non-Agency (Cost $4,804,798)			4,792,681

Commercial Mortgage-Backed Securities - Non-Agency 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	460,000	442,311
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	250,000	218,436
Olympic Tower Mortgage Trust(a),(c)
Subordinated, Series 2017-OT Class D
05/10/2039	4.077%	200,000	198,921
Progress Residential Trust(a)
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	150,000	150,165
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	4.573%	250,000	250,436
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $1,237,052)			1,260,269

Common Stocks 10.8%
Issuer	Shares	Value ($)
Communication Services 0.4%
Diversified Telecommunication Services 0.4%
AT&T, Inc.	6,700	207,432
BCE, Inc.	2,400	107,376
Verizon Communications, Inc.	5,500	314,545
Total		629,353
Total Communication Services		629,353
Consumer Discretionary 0.5%
Automobiles 0.1%
General Motors Co.	2,700	105,165
Hotels, Restaurants & Leisure 0.3%
Carnival Corp.	1,000	54,860
Extended Stay America, Inc.	2,800	50,148
Las Vegas Sands Corp.	1,400	93,870
McDonald’s Corp.	1,000	197,570
Six Flags Entertainment Corp.	800	42,472
Total		438,920
Leisure Products 0.0%
Hasbro, Inc.	500	50,930
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 0.1%
Home Depot, Inc. (The)	400	81,480
Williams-Sonoma, Inc.	1,000	57,170
Total		138,650
Textiles, Apparel & Luxury Goods 0.0%
Tapestry, Inc.	1,600	51,632
Total Consumer Discretionary		785,297
Consumer Staples 0.9%
Beverages 0.2%
PepsiCo, Inc.	2,300	294,515
Food Products 0.2%
ConAgra Foods, Inc.	3,500	107,730
General Mills, Inc.	2,200	113,234
Mondelez International, Inc., Class A	1,600	81,360
Total		302,324
Household Products 0.3%
Colgate-Palmolive Co.	1,200	87,348
Kimberly-Clark Corp.	400	51,352
Procter & Gamble Co. (The)	3,100	330,088
Total		468,788
Tobacco 0.2%
Philip Morris International, Inc.	3,500	302,960
Total Consumer Staples		1,368,587
Energy 0.9%
Energy Equipment & Services 0.1%
Baker Hughes, Inc.	2,200	52,844
Oil, Gas & Consumable Fuels 0.8%
BP PLC, ADR	8,500	371,705
Chevron Corp.	3,000	360,180
Suncor Energy, Inc.	6,100	201,300
Valero Energy Corp.	1,900	172,254
Williams Companies, Inc. (The)	2,900	82,157
Total		1,187,596
Total Energy		1,240,440
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.8%
Banks 0.6%
Bank of America Corp.	3,500	107,030
BB&T Corp.	2,500	128,000
JPMorgan Chase & Co.	2,300	266,915
PacWest Bancorp	1,300	51,415
Wells Fargo & Co.	6,000	290,460
Total		843,820
Capital Markets 0.0%
Ares Capital Corp.	3,000	54,000
Insurance 0.2%
MetLife, Inc.	1,800	83,034
Principal Financial Group, Inc.	1,500	85,740
Prudential Financial, Inc.	1,100	116,281
Total		285,055
Total Financials		1,182,875
Health Care 1.0%
Biotechnology 0.1%
AbbVie, Inc.	1,000	79,390
Gilead Sciences, Inc.	2,000	130,080
Total		209,470
Pharmaceuticals 0.9%
Bristol-Myers Squibb Co.	3,400	157,862
Johnson & Johnson	3,500	494,200
Merck & Co., Inc.	3,200	251,872
Pfizer, Inc.	8,500	345,185
Total		1,249,119
Total Health Care		1,458,589
Industrials 0.4%
Aerospace & Defense 0.1%
Lockheed Martin Corp.	300	99,999
Air Freight & Logistics 0.0%
United Parcel Service, Inc., Class B	750	79,665
Airlines 0.1%
Delta Air Lines, Inc.	1,600	93,264

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.1%
Caterpillar, Inc.	800	111,536
Ingersoll-Rand PLC	750	91,958
Total		203,494
Road & Rail 0.1%
Union Pacific Corp.	600	106,224
Total Industrials		582,646
Information Technology 1.0%
Communications Equipment 0.2%
Cisco Systems, Inc.	6,700	374,865
Electronic Equipment, Instruments & Components 0.1%
Corning, Inc.	3,000	95,550
IT Services 0.2%
Automatic Data Processing, Inc.	350	57,536
International Business Machines Corp.	1,500	210,405
Total		267,941
Semiconductors & Semiconductor Equipment 0.5%
Broadcom, Inc.	550	175,120
Intel Corp.	2,000	102,080
Lam Research Corp.	900	186,687
QUALCOMM, Inc.	1,000	86,130
Texas Instruments, Inc.	1,400	164,962
Total		714,979
Technology Hardware, Storage & Peripherals 0.0%
Western Digital Corp.	1,100	56,232
Total Information Technology		1,509,567
Materials 0.2%
Chemicals 0.2%
Dow, Inc.(d)	1,883	106,823
Nutrien Ltd.	2,100	113,778
Total		220,601
Total Materials		220,601
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 4.3%
Equity Real Estate Investment Trusts (REITS) 4.3%
Alexandria Real Estate Equities, Inc.	3,397	483,699
Americold Realty Trust	6,863	219,685
Armada Hoffler Properties, Inc.	2,413	38,970
Ashford Hospitality Trust, Inc.	5,369	29,583
Brandywine Realty Trust	3,493	53,757
Chesapeake Lodging Trust	2,687	76,579
Coresite Realty Corp.	766	83,808
Digital Realty Trust, Inc.	5,055	595,024
Duke Realty Corp.	4,607	143,370
EastGroup Properties, Inc.	1,752	200,306
EPR Properties	3,067	241,864
Four Corners Property Trust, Inc.	2,513	71,470
Front Yard Residential Corp.	4,982	49,372
Gaming and Leisure Properties, Inc.	4,946	199,719
GEO Group, Inc. (The)	5,248	105,065
Getty Realty Corp.	3,363	109,062
Gladstone Commercial Corp.	2,091	45,479
HCP, Inc.	6,062	180,526
Healthcare Trust of America, Inc., Class A	4,641	127,999
Highwoods Properties, Inc.	3,425	152,686
Host Hotels & Resorts, Inc.	7,641	147,013
Industrial Logistics Properties Trust	2,072	41,129
Lexington Realty Trust	15,727	142,644
Life Storage, Inc.	1,322	125,973
Medical Properties Trust, Inc.	8,592	150,016
Mid-America Apartment Communities, Inc.	1,085	118,710
Office Properties Income Trust	1,931	52,407
One Liberty Properties, Inc.	3,170	89,711
Outfront Media, Inc.	1,960	46,707
Pebblebrook Hotel Trust	3,185	103,704
Physicians Realty Trust	5,861	105,850
Retail Properties of America, Inc., Class A	5,012	61,597
RLJ Lodging Trust	2,081	38,311
RPT Realty	8,698	105,507
Sabra Health Care REIT, Inc.	8,344	163,209
Senior Housing Properties Trust	2,330	18,710
SITE Centers Corp.	15,821	209,470

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Spirit Realty Capital, Inc.	3,075	124,414
STAG Industrial, Inc.	10,883	313,213
STORE Capital Corp.	2,969	98,927
Sun Communities, Inc.	2,319	285,423
UDR, Inc.	3,064	137,727
Ventas, Inc.	1,229	75,104
Washington Prime Group, Inc.	17,946	79,860
WP Carey, Inc.	2,259	179,184
Total		6,222,543
Total Real Estate		6,222,543
Utilities 0.4%
Electric Utilities 0.2%
American Electric Power Co., Inc.	700	59,885
Edison International	800	51,016
Entergy Corp.	1,400	135,660
Xcel Energy, Inc.	1,900	107,350
Total		353,911
Multi-Utilities 0.2%
Ameren Corp.	1,400	101,878
DTE Energy Co.	400	50,284
NiSource, Inc.	3,000	83,340
Total		235,502
Total Utilities		589,413
Total Common Stocks (Cost $14,191,452)		15,789,911

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.0%
AXA SA(a)
05/15/2021	7.250%	50,000	54,296
Total Convertible Bonds (Cost $50,300)			54,296
Convertible Preferred Stocks 0.5%
Issuer		Shares	Value ($)
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co.	6.125%	1,700	101,184
Danaher Corp.	4.750%	100	105,200
Total			206,384
Total Health Care			206,384
Industrials 0.1%
Machinery 0.1%
Fortive Corp.	5.000%	100	107,825
Total Industrials			107,825
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Crown Castle International Corp.	6.875%	70	80,648
Total Real Estate			80,648
Utilities 0.2%
Electric Utilities 0.1%
American Electric Power Co., Inc.	6.125%	2,000	103,646
Multi-Utilities 0.1%
CenterPoint Energy, Inc.	7.000%	1,000	53,365
DTE Energy Co.	6.500%	1,900	105,715
Total			159,080
Water Utilities 0.0%
Aqua America, Inc.	6.000%	885	47,609
Total Utilities			310,335
Total Convertible Preferred Stocks (Cost $676,485)			705,192

Corporate Bonds & Notes 20.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Bombardier, Inc.(a)
12/01/2024	7.500%	22,000	22,361
03/15/2025	7.500%	55,000	55,193
04/15/2027	7.875%	38,000	38,270
TransDigm, Inc.
07/15/2024	6.500%	46,000	46,662
05/15/2025	6.500%	85,000	85,590
06/15/2026	6.375%	201,000	201,334

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.(a)
03/15/2026	6.250%	227,000	236,400
03/15/2027	7.500%	76,000	78,365
Total			764,175
Automotive 0.1%
Delphi Technologies PLC(a)
10/01/2025	5.000%	40,000	36,705
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	46,000	48,074
05/15/2027	8.500%	45,000	46,492
Total			131,271
Banking 0.3%
Ally Financial, Inc.
05/19/2022	4.625%	50,000	51,220
03/30/2025	4.625%	113,000	116,494
11/01/2031	8.000%	36,000	46,173
Banco Mercantil del Norte SA(a),(e)
Subordinated
10/04/2031	5.750%	200,000	195,800
Total			409,687
Brokerage/Asset Managers/Exchanges 0.1%
NFP Corp.(a)
07/15/2025	6.875%	101,000	99,595
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	13,000	13,430
Total			113,025
Building Materials 0.5%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	132,000	137,067
05/15/2026	5.875%	87,000	89,949
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	18,000	18,739
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	156,000	150,071
Cemex SAB de CV(a)
05/05/2025	6.125%	200,000	208,198
Core & Main LP(a)
08/15/2025	6.125%	82,000	81,652
James Hardie International Finance DAC(a)
01/15/2028	5.000%	48,000	46,807
Total			732,483
Cable and Satellite 1.9%
Cable One, Inc.(a)
06/15/2022	5.750%	30,000	30,509
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	60,000	62,630
02/15/2026	5.750%	47,000	49,113
05/01/2026	5.500%	87,000	89,924
05/01/2027	5.125%	39,000	39,603
02/01/2028	5.000%	180,000	179,786
CSC Holdings LLC(a)
12/15/2021	5.125%	76,000	76,180
12/15/2021	5.125%	26,000	26,039
10/15/2025	6.625%	148,000	157,273
10/15/2025	10.875%	62,000	71,284
05/15/2026	5.500%	84,000	86,368
02/01/2028	5.375%	62,000	63,229
04/01/2028	7.500%	138,000	150,428
02/01/2029	6.500%	109,000	117,038
DISH DBS Corp.
06/01/2021	6.750%	66,000	68,165
11/15/2024	5.875%	21,000	18,119
07/01/2026	7.750%	267,000	238,989
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	88,000	87,120
Quebecor Media, Inc.
01/15/2023	5.750%	40,000	41,934
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	23,000	23,063
02/15/2025	6.625%	64,000	62,909
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	82,000	84,516
07/15/2026	5.375%	57,000	58,642
08/01/2027	5.000%	6,000	6,045
Unitymedia GmbH(a)
01/15/2025	6.125%	103,000	106,832
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	90,000	92,150
Viasat, Inc.(a)
04/15/2027	5.625%	27,000	27,686
Videotron Ltd.
07/15/2022	5.000%	55,000	57,214
Virgin Media Finance PLC(a)
10/15/2024	6.000%	284,000	293,738
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	87,000	85,498
Ziggo BV(a)
01/15/2027	5.500%	182,000	181,966
Total			2,733,990
Chemicals 0.9%
Alpha 2 BV(a)
06/01/2023	8.750%	71,000	70,541

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angus Chemical Co.(a)
02/15/2023	8.750%	74,000	74,461
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	69,000	70,035
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	64,000	64,388
Chemours Co. (The)
05/15/2023	6.625%	31,000	32,097
05/15/2025	7.000%	64,000	67,688
INEOS Group Holdings SA(a)
08/01/2024	5.625%	83,000	83,860
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	156,000	159,946
PQ Corp.(a)
11/15/2022	6.750%	122,000	126,561
12/15/2025	5.750%	80,000	79,838
Sasol Financing USA LLC
03/27/2024	5.875%	200,000	212,562
SPCM SA(a)
09/15/2025	4.875%	44,000	42,923
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	146,000	149,873
WR Grace & Co.(a)
10/01/2021	5.125%	60,000	62,088
Total			1,296,861
Construction Machinery 0.3%
H&E Equipment Services, Inc.
09/01/2025	5.625%	75,000	76,480
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	80,000	82,096
United Rentals North America, Inc.
10/15/2025	4.625%	30,000	29,774
12/15/2026	6.500%	60,000	64,221
05/15/2027	5.500%	95,000	97,847
01/15/2028	4.875%	58,000	57,561
United Rentals North America, Inc.(f)
01/15/2030	5.250%	19,000	19,094
Total			427,073
Consumer Cyclical Services 0.2%
APX Group, Inc.
12/01/2020	8.750%	40,000	39,428
12/01/2022	7.875%	77,000	77,144
09/01/2023	7.625%	40,000	35,234
APX Group, Inc.(a),(f)
11/01/2024	8.500%	51,000	50,635
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CoreCivic, Inc.
04/01/2020	4.125%	44,000	44,192
frontdoor, Inc.(a)
08/15/2026	6.750%	27,000	28,350
Total			274,983
Consumer Products 0.5%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	29,000	29,953
01/15/2027	7.750%	37,000	40,038
Mattel, Inc.(a)
12/31/2025	6.750%	58,000	58,087
Prestige Brands, Inc.(a)
03/01/2024	6.375%	96,000	99,057
Resideo Funding, Inc.(a)
11/01/2026	6.125%	43,000	44,635
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	122,000	126,962
12/15/2026	5.250%	2,000	1,982
Spectrum Brands, Inc.
11/15/2022	6.625%	10,000	10,239
12/15/2024	6.125%	117,000	120,321
07/15/2025	5.750%	18,000	18,451
Valvoline, Inc.
07/15/2024	5.500%	87,000	89,600
08/15/2025	4.375%	59,000	57,257
Total			696,582
Diversified Manufacturing 0.3%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	21,000	21,454
CFX Escrow Corp.(a)
02/15/2024	6.000%	18,000	18,703
02/15/2026	6.375%	22,000	23,320
Gates Global LLC/Co.(a)
07/15/2022	6.000%	65,000	65,182
General Electric Co.(e)
Junior Subordinated
12/31/2049	5.000%	63,000	59,676
SPX FLOW, Inc.(a)
08/15/2024	5.625%	13,000	13,322
08/15/2026	5.875%	48,000	49,295
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	18,000	18,948
TriMas Corp.(a)
10/15/2025	4.875%	9,000	8,999
Welbilt, Inc.
02/15/2024	9.500%	23,000	24,873

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WESCO Distribution, Inc.
06/15/2024	5.375%	64,000	65,802
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	31,000	32,715
Total			402,289
Electric 0.8%
AES Corp. (The)
03/15/2023	4.500%	53,000	53,779
05/15/2026	6.000%	18,000	19,089
09/01/2027	5.125%	63,000	65,677
Calpine Corp.
02/01/2024	5.500%	66,000	65,688
Calpine Corp.(a)
06/01/2026	5.250%	46,000	46,114
Clearway Energy Operating LLC
08/15/2024	5.375%	104,000	105,669
09/15/2026	5.000%	42,000	41,111
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	70,000	71,642
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	96,000	94,609
NRG Energy, Inc.
05/01/2024	6.250%	27,000	27,874
05/15/2026	7.250%	16,000	17,468
01/15/2027	6.625%	109,000	116,396
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	132,000	135,920
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	87,000	85,878
Vistra Energy Corp.
11/01/2024	7.625%	59,000	62,245
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	30,000	30,904
02/15/2027	5.625%	97,000	99,689
Total			1,139,752
Environmental 0.1%
GFL Environmental, Inc.(a)
03/01/2023	5.375%	20,000	19,448
05/01/2027	8.500%	47,000	48,932
Hulk Finance Corp.(a)
06/01/2026	7.000%	15,000	14,560
Total			82,940
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.7%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	81,000	84,806
10/01/2023	5.125%	80,000	82,985
05/15/2024	5.250%	34,000	35,531
iStar, Inc.
04/01/2022	6.000%	54,000	55,265
Navient Corp.
03/25/2020	8.000%	7,000	7,254
10/26/2020	5.000%	99,000	100,485
07/26/2021	6.625%	39,000	40,989
06/15/2022	6.500%	82,000	86,360
06/15/2026	6.750%	30,000	30,215
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	8,000	8,329
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	81,000	75,107
Quicken Loans, Inc.(a)
05/01/2025	5.750%	104,000	105,544
01/15/2028	5.250%	49,000	47,533
Springleaf Finance Corp.
03/15/2023	5.625%	42,000	43,705
03/15/2024	6.125%	108,000	114,048
03/15/2025	6.875%	54,000	57,906
03/15/2026	7.125%	40,000	42,959
Total			1,019,021
Food and Beverage 0.6%
Aramark Services, Inc.(a)
02/01/2028	5.000%	45,000	45,853
B&G Foods, Inc.
06/01/2021	4.625%	30,000	30,010
04/01/2025	5.250%	75,000	73,901
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	11,000	11,210
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	66,000	55,582
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	25,000	25,372
11/01/2026	4.875%	60,000	60,980
MHP SA(a)
04/03/2026	6.950%	300,000	286,547
Post Holdings, Inc.(a)
03/01/2025	5.500%	24,000	24,555
08/15/2026	5.000%	117,000	116,494
03/01/2027	5.750%	170,000	174,332
01/15/2028	5.625%	39,000	39,409
Total			944,245

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 1.0%
Boyd Gaming Corp.
05/15/2023	6.875%	68,000	70,473
04/01/2026	6.375%	25,000	26,306
08/15/2026	6.000%	50,000	51,944
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	42,000	41,048
Eldorado Resorts, Inc.
04/01/2025	6.000%	71,000	73,417
09/15/2026	6.000%	45,000	46,814
International Game Technology PLC(a)
02/15/2022	6.250%	148,000	155,054
02/15/2025	6.500%	105,000	111,815
01/15/2027	6.250%	22,000	23,097
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	77,000	79,503
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	21,000	22,083
09/01/2026	4.500%	27,000	26,727
01/15/2028	4.500%	24,000	23,177
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	49,000	51,517
MGM Resorts International
12/15/2021	6.625%	98,000	105,205
03/15/2023	6.000%	92,000	98,197
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	53,000	52,345
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	73,000	74,022
Scientific Games International, Inc.
12/01/2022	10.000%	69,000	72,785
Scientific Games International, Inc.(a)
10/15/2025	5.000%	125,000	124,472
03/15/2026	8.250%	119,000	123,077
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	33,000	34,593
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	43,000	43,467
Total			1,531,138
Health Care 1.2%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	32,000	32,275
02/15/2023	5.625%	33,000	33,331
03/01/2024	6.500%	39,000	40,270
Avantor, Inc.(a)
10/01/2025	9.000%	84,000	91,355
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	94,000	93,223
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	25,000	26,306
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	68,000	66,205
DaVita, Inc.
07/15/2024	5.125%	52,000	52,016
05/01/2025	5.000%	15,000	14,698
HCA Healthcare, Inc.
Junior Subordinated
02/15/2021	6.250%	163,000	170,946
HCA, Inc.
02/01/2025	5.375%	137,000	144,158
02/15/2026	5.875%	40,000	43,092
09/01/2028	5.625%	45,000	47,920
02/01/2029	5.875%	44,000	47,298
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	42,000	42,735
Hologic, Inc.(a)
10/15/2025	4.375%	15,000	14,881
IQVIA, Inc.(a)
05/15/2023	4.875%	42,000	42,618
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	140,000	140,609
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	14,000	13,981
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	129,000	130,351
Teleflex, Inc.
06/01/2026	4.875%	12,000	12,272
Tenet Healthcare Corp.
04/01/2021	4.500%	135,000	136,834
04/01/2022	8.125%	27,000	28,832
06/15/2023	6.750%	26,000	26,520
07/15/2024	4.625%	87,000	87,226
05/01/2025	5.125%	71,000	71,620
08/01/2025	7.000%	59,000	59,729
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	83,000	86,515
Total			1,797,816
Healthcare Insurance 0.2%
Centene Corp.
02/15/2024	6.125%	126,000	131,969
Centene Corp.(a)
06/01/2026	5.375%	120,000	125,009

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WellCare Health Plans, Inc.
04/01/2025	5.250%	98,000	101,205
Total			358,183
Home Construction 0.4%
Lennar Corp.
04/30/2024	4.500%	137,000	139,602
11/15/2024	5.875%	121,000	130,380
Meritage Homes Corp.
04/01/2022	7.000%	72,000	77,400
06/01/2025	6.000%	59,000	62,702
06/06/2027	5.125%	28,000	27,766
Shea Homes LP/Funding Corp.(a)
04/01/2023	5.875%	11,000	10,998
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2021	5.250%	59,000	59,148
04/15/2023	5.875%	24,000	24,722
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	4,000	4,059
Total			536,777
Independent Energy 1.2%
California Resources Corp.(a)
12/15/2022	8.000%	27,000	20,560
Callon Petroleum Co.
10/01/2024	6.125%	20,000	20,557
07/01/2026	6.375%	134,000	137,250
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	125,000	121,628
Centennial Resource Production LLC(a)
01/15/2026	5.375%	29,000	28,517
04/01/2027	6.875%	60,000	62,277
Chesapeake Energy Corp.
10/01/2026	7.500%	88,000	86,344
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	155,000	153,474
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	37,000	39,634
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	43,000	39,671
02/01/2026	5.625%	20,000	16,435
Halcon Resources Corp.
02/15/2025	6.750%	91,000	58,419
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	47,000	43,642
Jagged Peak Energy LLC
05/01/2026	5.875%	72,000	72,599
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Laredo Petroleum, Inc.
03/15/2023	6.250%	33,000	30,489
Matador Resources Co.
09/15/2026	5.875%	85,000	85,816
MEG Energy Corp.(a)
01/15/2025	6.500%	19,000	19,176
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	31,000	32,242
01/15/2025	5.375%	49,000	49,841
08/15/2025	5.250%	72,000	72,983
10/15/2027	5.625%	96,000	98,929
PDC Energy, Inc.
09/15/2024	6.125%	76,000	77,147
05/15/2026	5.750%	17,000	17,013
QEP Resources, Inc.
03/01/2026	5.625%	41,000	38,440
Range Resources Corp.
08/15/2022	5.000%	52,000	51,550
SM Energy Co.
06/01/2025	5.625%	19,000	17,905
09/15/2026	6.750%	107,000	102,748
01/15/2027	6.625%	15,000	14,240
WPX Energy, Inc.
01/15/2022	6.000%	32,000	33,425
09/15/2024	5.250%	80,000	82,599
06/01/2026	5.750%	43,000	44,551
Total			1,770,101
Leisure 0.2%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	43,000	46,492
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	57,000	58,140
Live Nation Entertainment, Inc.(a)
06/15/2022	5.375%	29,000	29,420
11/01/2024	4.875%	41,000	41,857
03/15/2026	5.625%	24,000	25,020
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	37,000	38,057
Viking Cruises Ltd.(a)
09/15/2027	5.875%	61,000	60,909
Total			299,895
Lodging 0.2%
Grupo Posadas SAB de CV(a)
06/30/2022	7.875%	200,000	197,771
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	35,000	35,096

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton Domestic Operating Co., Inc.(a)
05/01/2026	5.125%	19,000	19,464
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	14,000	14,706
Total			267,037
Media and Entertainment 0.6%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	156,000	167,891
Lamar Media Corp.
01/15/2024	5.375%	44,000	45,103
Match Group, Inc.
06/01/2024	6.375%	85,000	89,279
Netflix, Inc.
02/15/2025	5.875%	49,000	52,861
04/15/2028	4.875%	177,000	176,090
11/15/2028	5.875%	118,000	124,468
Netflix, Inc.(a)
05/15/2029	6.375%	32,000	34,959
11/15/2029	5.375%	92,000	93,266
Outfront Media Capital LLC/Corp.
02/15/2024	5.625%	72,000	74,145
03/15/2025	5.875%	53,000	55,015
Total			913,077
Metals and Mining 0.7%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	71,000	75,365
Constellium NV(a)
03/01/2025	6.625%	48,000	49,936
02/15/2026	5.875%	142,000	144,485
Freeport-McMoRan, Inc.
03/01/2022	3.550%	19,000	18,839
11/14/2024	4.550%	166,000	164,839
03/15/2043	5.450%	146,000	131,756
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	47,000	48,880
01/15/2025	7.625%	116,000	121,025
Novelis Corp.(a)
08/15/2024	6.250%	30,000	31,283
09/30/2026	5.875%	175,000	177,899
Teck Resources Ltd.(a)
06/01/2024	8.500%	48,000	51,370
Total			1,015,677
Midstream 1.1%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	68,000	69,390
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	64,000	66,707
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	83,000	85,753
DCP Midstream Operating LP
07/15/2025	5.375%	70,000	73,540
04/01/2044	5.600%	41,000	38,978
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	55,000	55,233
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	143,000	149,270
NGPL PipeCo LLC(a)
08/15/2022	4.375%	25,000	25,601
08/15/2027	4.875%	31,000	31,995
12/15/2037	7.768%	25,000	30,692
NuStar Logistics LP
04/28/2027	5.625%	58,000	58,082
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	74,000	73,883
Star Energy Geothermal Wayang Windu Ltd.(a)
04/24/2033	6.750%	191,600	191,081
Sunoco LP/Finance Corp.
01/15/2023	4.875%	27,000	27,437
02/15/2026	5.500%	75,000	76,402
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	14,000	14,479
01/15/2028	5.500%	66,000	67,227
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	32,000	32,005
02/01/2027	5.375%	135,000	137,700
01/15/2028	5.000%	203,000	199,314
Targa Resources Partners LP/Finance Corp.(a)
07/15/2027	6.500%	15,000	16,074
01/15/2029	6.875%	69,000	74,701
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	79,000	76,241
Total			1,671,785
Oil Field Services 0.4%
Apergy Corp.
05/01/2026	6.375%	84,000	86,788
Calfrac Holdings LP(a)
06/15/2026	8.500%	38,000	31,920
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	30,000	29,341
Nabors Industries, Inc.
02/01/2025	5.750%	145,000	131,956

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rowan Companies, Inc.
01/15/2024	4.750%	41,000	34,048
SESI LLC
09/15/2024	7.750%	68,000	50,127
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	22,680	23,247
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	17,955	18,450
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	25,000	26,621
Transocean, Inc.(a)
01/15/2026	7.500%	27,000	26,691
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	63,000	66,239
Weatherford International Ltd.
06/15/2021	7.750%	44,000	38,704
06/15/2023	8.250%	12,000	8,455
Total			572,587
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	33,000	33,945
Other Industry 0.1%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	90,000	90,352
WeWork Companies, Inc.(a)
05/01/2025	7.875%	37,000	36,566
Total			126,918
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	42,000	43,064
03/15/2027	5.375%	103,000	106,863
Total			149,927
Packaging 0.6%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2023	4.625%	39,000	39,445
05/15/2024	7.250%	137,000	144,522
02/15/2025	6.000%	92,000	92,858
Berry Global, Inc.
05/15/2022	5.500%	30,000	30,411
10/15/2022	6.000%	57,000	58,788
07/15/2023	5.125%	116,000	118,045
BWAY Holding Co.(a)
04/15/2024	5.500%	90,000	89,319
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	48,000	45,050
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novolex (a)
01/15/2025	6.875%	23,000	21,568
Owens-Brockway Glass Container, Inc.(a)
01/15/2025	5.375%	24,000	24,587
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	87,220	87,454
02/15/2021	6.875%	16,287	16,336
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	99,000	102,314
Total			870,697
Pharmaceuticals 0.5%
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	19,000	20,030
04/15/2025	6.125%	285,000	288,273
11/01/2025	5.500%	50,000	51,312
04/01/2026	9.250%	49,000	54,526
01/31/2027	8.500%	63,000	68,729
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	45,000	45,106
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	120,000	122,393
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	57,000	59,199
Total			709,568
Property & Casualty 0.1%
Acrisure LLC/Finance, Inc.(a)
02/15/2024	8.125%	20,000	20,883
Alliant Holdings Intermediate LLC/Co-Issuer(a)
08/01/2023	8.250%	42,000	43,155
HUB International Ltd.(a)
05/01/2026	7.000%	92,000	92,750
Total			156,788
Railroads 0.1%
BNSF Funding Trust I(e)
Junior Subordinated
12/15/2055	6.613%	155,000	168,476
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	76,000	76,317
05/15/2024	4.250%	138,000	136,087
IRB Holding Corp.(a)
02/15/2026	6.750%	90,000	89,329
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	56,000	57,737
Total			359,470

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.3%
Cencosud SA(a)
02/12/2045	6.625%	200,000	204,519
Hanesbrands, Inc.(a)
05/15/2024	4.625%	27,000	27,255
05/15/2026	4.875%	27,000	27,022
L Brands, Inc.
11/01/2035	6.875%	48,000	42,754
Party City Holdings, Inc.(a)
08/15/2023	6.125%	8,000	8,119
08/01/2026	6.625%	24,000	23,766
PetSmart, Inc.(a)
06/01/2025	5.875%	51,000	46,224
Total			379,659
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc.(a)
03/15/2026	7.500%	35,000	37,276
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	28,000	27,807
Total			65,083
Technology 1.8%
Ascend Learning LLC(a)
08/01/2025	6.875%	51,000	51,878
08/01/2025	6.875%	47,000	47,812
Camelot Finance SA(a)
10/15/2024	7.875%	208,000	219,126
CDK Global, Inc.
06/01/2027	4.875%	100,000	101,006
CommScope Finance LLC(a)
03/01/2024	5.500%	43,000	44,843
03/01/2026	6.000%	65,000	68,861
03/01/2027	8.250%	26,000	28,145
CommScope Technologies LLC(a)
06/15/2025	6.000%	89,000	90,486
03/15/2027	5.000%	35,000	33,014
Dun & Bradstreet Corp. (The)(a)
08/15/2026	6.875%	38,000	39,525
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	20,000	20,802
Equinix, Inc.
01/01/2022	5.375%	120,000	123,191
01/15/2026	5.875%	130,000	137,338
05/15/2027	5.375%	20,000	21,161
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(a)
08/15/2023	5.375%	60,000	61,348
01/15/2024	5.000%	48,000	49,197
01/15/2024	5.750%	183,000	188,704
Gartner, Inc.(a)
04/01/2025	5.125%	132,000	135,359
Informatica LLC(a)
07/15/2023	7.125%	75,000	76,679
Iron Mountain, Inc.
08/15/2024	5.750%	96,000	96,662
MSCI, Inc.(a)
11/15/2024	5.250%	70,000	72,282
NCR Corp.
07/15/2022	5.000%	44,000	44,266
12/15/2023	6.375%	98,000	100,666
PTC, Inc.
05/15/2024	6.000%	72,000	75,399
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	110,000	107,321
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	120,000	121,776
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	85,000	90,493
Symantec Corp.(a)
04/15/2025	5.000%	133,000	135,458
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	57,000	58,273
VeriSign, Inc.
05/01/2023	4.625%	104,000	105,632
07/15/2027	4.750%	43,000	43,893
Verscend Escrow Corp.(a)
08/15/2026	9.750%	71,000	75,467
Total			2,666,063
Transportation Services 0.2%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	101,000	100,231
Hertz Corp. (The)(a)
06/01/2022	7.625%	116,000	119,827
XPO Logistics, Inc.(a)
06/15/2022	6.500%	42,000	42,883
Total			262,941
Wireless 1.1%
Altice France SA(a)
05/01/2026	7.375%	265,000	268,925
02/01/2027	8.125%	58,000	60,494

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Altice Luxembourg SA(a)
05/15/2022	7.750%	45,000	45,830
SBA Communications Corp.
09/01/2024	4.875%	226,000	229,832
Sprint Communications, Inc.(a)
03/01/2020	7.000%	158,000	162,339
Sprint Corp.
06/15/2024	7.125%	242,000	242,897
02/15/2025	7.625%	53,000	53,538
03/01/2026	7.625%	59,000	59,012
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	87,000	90,480
01/15/2026	6.500%	145,000	155,071
02/01/2026	4.500%	50,000	50,304
02/01/2028	4.750%	62,000	62,605
Wind Tre SpA(a)
01/20/2026	5.000%	145,000	133,499
Total			1,614,826
Wirelines 0.6%
CenturyLink, Inc.
03/15/2022	5.800%	86,000	88,488
04/01/2025	5.625%	189,000	186,064
Frontier Communications Corp.
09/15/2022	10.500%	26,000	18,947
01/15/2023	7.125%	55,000	34,305
09/15/2025	11.000%	47,000	30,471
Frontier Communications Corp.(a)
04/01/2026	8.500%	42,000	39,640
Level 3 Financing, Inc.
08/15/2022	5.375%	100,000	100,428
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%	200,000	202,640
Telecom Italia Capital SA
09/30/2034	6.000%	47,000	43,519
Telecom Italia SpA(a)
05/30/2024	5.303%	23,000	22,970
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	149,000	151,165
Total			918,637
Total Corporate Bonds & Notes (Cost $30,023,695)			30,385,448
Equity-Linked Notes 18.8%
Issuer	Coupon Rate	Shares	Value ($)
Barclays Bank PLC(a),(g)
(linked to a basket of common stocks)
06/13/2019	17.320%	4,545	4,515,831
Citigroup Global Markets Holdings, Inc.(a),(g)
(linked to a basket of common stocks)
08/08/2019	14.480%	45,980	4,616,157
Credit Suisse AG(a),(g)
(linked to a basket of common stocks)
10/04/2019	12.600%	4,768	4,810,435
Morgan Stanley BV(a),(g)
(linked to a basket of common stocks)
05/07/2019	16.611%	4,566	4,377,642
UBS AG(a),(g)
(linked to a basket of common stocks)
07/17/2019	15.480%	4,484	4,499,605
Wells Fargo Bank NA(a),(g)
(linked to a basket of common stocks)
09/11/2019	15.060%	4,707	4,738,223
Total Equity-Linked Notes (Cost $27,668,000)			27,557,893

Exchange-Traded Funds 17.3%
	Shares	Value ($)
Invesco S&P 500 High Dividend Low Volatility ETF	116,091	4,951,281
iShares US Preferred Stock ETF	147,716	5,409,360
SPDR Blackstone/GSO Senior Loan ETF	133,208	6,240,795
SPDR Bloomberg Barclays Convertible Securities ETF	107,580	5,755,530
SPDR Portfolio Long Term Corporate Bond ETF	112,902	3,069,805
Total Exchange-Traded Funds (Cost $25,081,217)		25,426,771

Foreign Government Obligations(h) 10.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angola 0.1%
Angolan Government International Bond(a)
05/09/2028	8.250%	200,000	209,204
Argentina 0.8%
Argentine Republic Government International Bond
04/22/2021	6.875%	200,000	168,165
04/22/2026	7.500%	200,000	150,509
01/26/2027	6.875%	200,000	144,518
Autonomous City of Buenos Aires Argentina(a)
06/01/2027	7.500%	250,000	201,241

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
April 30, 2019
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provincia de Buenos Aires(a)
03/16/2024	9.125%	295,000	221,472
06/15/2027	7.875%	200,000	133,222
Provincia de Cordoba(a)
06/10/2021	7.125%	150,000	119,963
Total			1,139,090
Belarus 0.2%
Republic of Belarus International Bond(a)
02/28/2030	6.200%	300,000	296,445
Brazil 0.7%
Brazilian Government International Bond
04/07/2026	6.000%	400,000	441,206
01/07/2041	5.625%	650,000	649,532
Total			1,090,738
China 0.6%
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%	400,000	398,755
Syngenta Finance NV(a)
04/24/2028	5.182%	400,000	409,354
Total			808,109
Colombia 0.2%
Ecopetrol SA
01/16/2025	4.125%	100,000	100,899
06/26/2026	5.375%	200,000	213,988
Total			314,887
Croatia 0.3%
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%	400,000	429,135
Dominican Republic 0.9%
Banco de Reservas de la Republica Dominicana(a)
Subordinated
02/01/2023	7.000%	150,000	154,182
02/01/2023	7.000%	150,000	154,181
Dominican Republic International Bond(a)
01/29/2026	6.875%	400,000	441,871
04/20/2027	8.625%	300,000	352,317
07/19/2028	6.000%	200,000	211,078
Total			1,313,629
Egypt 0.5%
Egypt Government International Bond(a)
01/31/2022	6.125%	200,000	202,323
01/31/2027	7.500%	300,000	309,482
02/21/2048	7.903%	200,000	193,300
Total			705,105
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gabon 0.1%
Gabon Government International Bond(a)
12/12/2024	6.375%	200,000	192,782
Ghana 0.2%
Ghana Government International Bond(a)
10/14/2030	10.750%	200,000	246,598
Honduras 0.3%
Honduras Government International Bond(a)
03/15/2024	7.500%	200,000	218,721
01/19/2027	6.250%	200,000	210,964
Total			429,685
Hungary 0.1%
MFB Magyar Fejlesztesi Bank Zrt.(a)
10/21/2020	6.250%	200,000	209,392
Indonesia 0.9%
Perusahaan Listrik Negara PT(a)
05/21/2048	6.150%	200,000	221,984
PT Pertamina Persero(a)
05/03/2022	4.875%	400,000	415,351
05/27/2041	6.500%	300,000	346,311
PT Perusahaan Listrik Negara(a)
11/22/2021	5.500%	300,000	315,470
Total			1,299,116
Ivory Coast 0.4%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%	400,000	388,977
06/15/2033	6.125%	200,000	182,050
Total			571,027
Kazakhstan 0.5%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%	200,000	260,296
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	400,000	426,310
Total			686,606
Mexico 1.1%
Petroleos Mexicanos
06/02/2041	6.500%	1,800,000	1,660,280
Netherlands 0.1%
Petrobras Global Finance BV
02/01/2029	5.750%	25,000	25,043
03/19/2049	6.900%	51,000	50,948
Total			75,991

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nigeria 0.1%
Nigeria Government International Bond(a)
02/16/2032	7.875%	200,000	206,880
Oman 0.2%
Oman Government International Bond(a)
01/17/2028	5.625%	300,000	286,277
Qatar 0.2%
Qatar Government International Bond(a)
03/14/2049	4.817%	200,000	215,529
Russian Federation 0.4%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	200,000	203,646
Russian Foreign Bond - Eurobond(a)
04/04/2022	4.500%	400,000	413,855
Total			617,501
Saudi Arabia 0.3%
Saudi Arabian Oil Co.(a)
04/16/2049	4.375%	217,000	211,273
Saudi Government International Bond(a)
04/16/2029	4.375%	200,000	209,981
Total			421,254
Senegal 0.3%
Senegal Government International Bond(a)
07/30/2024	6.250%	200,000	209,189
05/23/2033	6.250%	220,000	212,044
Total			421,233
South Africa 0.2%
Republic of South Africa Government International Bond
06/22/2030	5.875%	300,000	307,271
Sri Lanka 0.3%
Sri Lanka Government International Bond(a)
05/11/2027	6.200%	400,000	377,280
Trinidad and Tobago 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%	250,000	245,037
08/14/2019	9.750%	100,000	98,015
Total			343,052
Turkey 0.3%
Export Credit Bank of Turkey(a)
09/23/2021	5.000%	300,000	281,929
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkey Government International Bond
03/25/2027	6.000%	200,000	180,286
Total			462,215
Ukraine 0.1%
Ukraine Government International Bond(a)
09/01/2026	7.750%	200,000	186,269
Venezuela 0.2%
Petroleos de Venezuela SA(a),(i)
05/16/2024	0.000%	1,329,556	285,854
11/15/2026	0.000%	120,724	26,218
Total			312,072
Total Foreign Government Obligations (Cost $16,424,430)			15,834,652

Residential Mortgage-Backed Securities - Agency 0.8%

Federal Home Loan Mortgage Corp.(b),(j)
CMO Series 326 Class S2
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 03/15/2044	3.477%	1,901,242	314,061
Federal Home Loan Mortgage Corp.(j)
CMO Series 4121 Class IA
01/15/2041	3.500%	1,206,009	133,611
Federal National Mortgage Association(j)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	216,618	24,424
Federal National Mortgage Association(b),(j)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	3.423%	1,188,886	234,106
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	3.523%	350,561	64,729
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	3.673%	776,185	150,080
Government National Mortgage Association(b),(j)
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	3.719%	855,231	158,871
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	3.669%	493,990	79,467

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	3.719%	216,677	42,597
CMO Series 2019-6 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	3.569%	272,792	42,299
Total Residential Mortgage-Backed Securities - Agency (Cost $1,292,754)			1,244,245

Residential Mortgage-Backed Securities - Non-Agency 6.1%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	119,175	120,940
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	500,000	501,147
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	205,302	206,016
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.227%	300,000	300,373
CIM Trust(a)
CMO Series 2017-8 Class A1
12/25/2065	3.000%	366,023	361,221
CIM Trust(a),(c)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	440,428	442,407
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2013-11 Class 3A3
09/25/2034	4.223%	151,341	151,444
CMO Series 2013-2 Class 1A3
11/25/2037	4.801%	242,684	242,666
CMO Series 2014-C Class A
02/25/2054	3.250%	496,275	491,141
CMO Series 2015-A Class B3
06/25/2058	4.500%	225,897	222,960
Citigroup Mortgage Loan Trust, Inc.(a),(j)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	2,601,157	51,372
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	58,219	57,917
Deephaven Residential Mortgage Trust(a),(c)
Subordinated, CMO Series 2018-4A Class B1
10/25/2058	5.535%	200,000	209,990
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(c),(k)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	300,000	309,870
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	500,000	490,015
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	358,276	357,726
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	184,892	185,191
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	198,683	195,498
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.727%	24,026	24,041
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	4.484%	396,427	396,962
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	5.327%	200,000	200,379
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	5.127%	400,000	401,245
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	500,000	500,229
Preston Ridge Partners Mortgage LLC(a),(c)
CMO Series 2018-3A Class A1
10/25/2023	4.483%	186,684	188,384
CMO Series 2019-1A Class A1
01/25/2024	4.500%	485,829	487,915
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	4.427%	250,000	250,819
RBSSP Resecuritization Trust(a),(c)
CMO Series 2010-1 Class 3A2
08/26/2035	4.478%	162,459	163,654
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	500,000	501,888

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	250,000	251,977
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A3
11/25/2047	2.825%	229,766	227,819
CMO Series 2018-1 Class A2
02/25/2048	3.031%	274,162	273,217
Verus Securitization Trust(a),(c)
CMO Series 2018-INV1 Class A1
03/25/2058	3.633%	188,682	191,000
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $8,925,097)			8,957,423

Senior Loans 0.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(l)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.729%	56,000	55,755
Finance Companies 0.1%
Ellie Mae, Inc.(b),(l),(m)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026		67,000	67,294
Food and Beverage 0.1%
8th Avenue Food & Provisions, Inc.(b),(l),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.229%	57,293	57,465
8th Avenue Food & Provisions, Inc.(b),(l)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.229%	15,270	15,251
Total			72,716
Health Care 0.0%
Avantor, Inc.(b),(l),(m)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 11/21/2024	6.233%	12,668	12,722
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.0%
Big River Steel LLC(b),(l)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	7.601%	13,088	13,170
Packaging 0.0%
Reynolds Group Holdings, Inc.(b),(l)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	5.233%	31,918	31,959
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(b),(l)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.474%	18,500	18,573
Property & Casualty 0.0%
HUB International Ltd.(b),(l)
Term Loan
3-month USD LIBOR + 2.750% 04/25/2025	5.336%	21,835	21,595
Technology 0.4%
Ascend Learning LLC(b),(l),(m)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.483%	44,074	43,853
CommScope, Inc.(b),(l)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	5.733%	24,000	24,187
Dun & Bradstreet Corp. (The)(b),(l)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	7.479%	55,000	55,378
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(l)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.733%	29,924	29,962
Hyland Software, Inc.(b),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 07/01/2024	5.983%	15,185	15,246

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
April 30, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Misys Ltd./Almonde/Tahoe/Finastra USA(b),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	6.101%	32,456	32,158
Qlik Technologies, Inc.(b),(l),(m)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	6.252%	16,817	16,701
3-month USD LIBOR + 4.250% 04/26/2024	6.883%	50,163	50,383
Refinitiv US Holdings, Inc.(a),(b),(l)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.233%	206,188	203,869
Tempo Acquisition LLC(b),(l),(m)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.483%	44,886	44,895
Ultimate Software Group, Inc. (The)(b),(l),(m)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 04/08/2026		37,000	37,241
Total			553,873
Total Senior Loans (Cost $842,935)			847,657

Treasury Bills 0.2%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Argentina 0.2%
Argentina Treasury Bill
09/27/2019	4.040%	290,000	285,268
Total Treasury Bills (Cost $284,768)			285,268

U.S. Treasury Obligations 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2031	5.375%	23,000	29,578
02/15/2036	4.500%	57,000	71,096
02/15/2037	4.750%	33,000	42,623
02/15/2038	4.375%	30,000	37,338
02/15/2039	3.500%	236,000	262,846
11/15/2039	4.375%	284,000	354,840
02/15/2041	4.750%	23,000	30,213
08/15/2042	2.750%	527,000	514,447
05/15/2043	2.875%	361,000	359,158
05/15/2044	3.375%	419,000	453,370
08/15/2044	3.125%	163,000	169,025
11/15/2044	3.000%	163,000	165,403
02/15/2045	2.500%	94,000	86,767
02/15/2046	2.500%	840,000	772,578
08/15/2046	2.250%	67,000	58,359
11/15/2046	2.875%	20,000	19,804
02/15/2047	3.000%	65,000	65,946
05/15/2047	3.000%	37,000	37,499
08/15/2047	2.750%	91,000	87,680
11/15/2047	2.750%	41,000	39,491
02/15/2048	3.000%	66,000	66,774
05/15/2048	3.125%	42,000	43,530
08/15/2048	3.000%	77,000	77,919
11/15/2048	3.375%	72,000	78,329
Total U.S. Treasury Obligations (Cost $4,174,052)			3,924,613

Money Market Funds 5.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.519%(n),(o)	8,171,584	8,170,766
Total Money Market Funds (Cost $8,170,766)		8,170,766
Total Investments in Securities (Cost: $143,847,801)		145,237,085
Other Assets & Liabilities, Net		1,487,036
Net Assets		146,724,121

At April 30, 2019, securities and/or cash totaling $888,300 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	93	06/2019	USD	13,710,525	595,729	—
U.S. Treasury 10-Year Note	63	06/2019	USD	7,791,328	87,490	—
U.S. Ultra Treasury Bond	63	06/2019	USD	10,349,719	197,019	—
Total					880,238	—
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $72,132,338, which represents 49.16% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2019.
(d)	Non-income producing investment.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2019.
(f)	Represents a security purchased on a when-issued basis.
(g)	By investing in the equity-linked note, the Fund gains exposure to the underlying investments that make up the custom basket without having to own the underlying investments directly. The components of the basket are available on the Columbia Multi-Asset Income Fund’s page of columbiathreadneedleus.com website.
(h)	Principal and interest may not be guaranteed by the government.
(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2019, the total value of these securities amounted to $312,072, which represents 0.21% of total net assets.
(j)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(k)	Valuation based on significant unobservable inputs.
(l)	The stated interest rate represents the weighted average interest rate at April 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(m)	Represents a security purchased on a forward commitment basis.
(n)	The rate shown is the seven-day current annualized yield at April 30, 2019.
(o)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.519%
	4,743,524	78,441,751	(75,013,691)	8,171,584	(790)	81	160,811	8,170,766
Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	4,792,681	—	—	4,792,681
Commercial Mortgage-Backed Securities - Non-Agency	—	1,260,269	—	—	1,260,269
Common Stocks
Communication Services	629,353	—	—	—	629,353
Consumer Discretionary	785,297	—	—	—	785,297
Consumer Staples	1,368,587	—	—	—	1,368,587
Energy	1,240,440	—	—	—	1,240,440
Financials	1,182,875	—	—	—	1,182,875
Health Care	1,458,589	—	—	—	1,458,589
Industrials	582,646	—	—	—	582,646
Information Technology	1,509,567	—	—	—	1,509,567
Materials	220,601	—	—	—	220,601
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Multi-Asset Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	6,222,543	—	—	—	6,222,543
Utilities	589,413	—	—	—	589,413
Total Common Stocks	15,789,911	—	—	—	15,789,911
Convertible Bonds	—	54,296	—	—	54,296
Convertible Preferred Stocks
Health Care	—	206,384	—	—	206,384
Industrials	—	107,825	—	—	107,825
Real Estate	—	80,648	—	—	80,648
Utilities	—	310,335	—	—	310,335
Total Convertible Preferred Stocks	—	705,192	—	—	705,192
Corporate Bonds & Notes	—	30,385,448	—	—	30,385,448
Equity-Linked Notes	—	27,557,893	—	—	27,557,893
Exchange-Traded Funds	25,426,771	—	—	—	25,426,771
Foreign Government Obligations	—	15,834,652	—	—	15,834,652
Residential Mortgage-Backed Securities - Agency	—	1,244,245	—	—	1,244,245
Residential Mortgage-Backed Securities - Non-Agency	—	8,647,553	309,870	—	8,957,423
Senior Loans	—	847,657	—	—	847,657
Treasury Bills	—	285,268	—	—	285,268
U.S. Treasury Obligations	3,924,613	—	—	—	3,924,613
Money Market Funds	—	—	—	8,170,766	8,170,766
Total Investments in Securities	45,141,295	91,615,154	309,870	8,170,766	145,237,085
Investments in Derivatives
Asset
Futures Contracts	880,238	—	—	—	880,238
Total	46,021,533	91,615,154	309,870	8,170,766	146,117,323
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	78,334	78,334	—

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
506,790	—	—	506,790
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Multi-Asset Income Fund | Annual Report 2019

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $135,677,035)	$137,066,319
Affiliated issuers (cost $8,170,766)	8,170,766
Margin deposits on:
Futures contracts	888,300
Receivable for:
Investments sold	368,618
Investments sold on a delayed delivery basis	11,234
Capital shares sold	26,806
Dividends	37,298
Interest	1,030,974
Foreign tax reclaims	6,128
Variation margin for futures contracts	84,118
Expense reimbursement due from Investment Manager	960
Prepaid expenses	173
Trustees’ deferred compensation plan	20,088
Total assets	147,711,782
Liabilities
Payable for:
Investments purchased	572,149
Investments purchased on a delayed delivery basis	317,988
Capital shares purchased	1,526
Management services fees	2,644
Distribution and/or service fees	50
Transfer agent fees	953
Compensation of chief compliance officer	4
Other expenses	72,259
Trustees’ deferred compensation plan	20,088
Total liabilities	987,661
Net assets applicable to outstanding capital stock	$146,724,121
Represented by
Paid in capital	153,814,307
Total distributable earnings (loss) (Note 2)	(7,090,186)
Total - representing net assets applicable to outstanding capital stock	$146,724,121
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	31

Statement of Assets and Liabilities  (continued)
April 30, 2019
Class A
Net assets	$3,110,676
Shares outstanding	331,759
Net asset value per share	$9.38
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.85
Advisor Class
Net assets	$733,103
Shares outstanding	78,194
Net asset value per share	$9.38
Class C
Net assets	$1,052,819
Shares outstanding	112,282
Net asset value per share	$9.38
Institutional Class
Net assets	$3,833,981
Shares outstanding	408,778
Net asset value per share	$9.38
Institutional 2 Class
Net assets	$60,183
Shares outstanding	6,415
Net asset value per share	$9.38
Institutional 3 Class
Net assets	$137,933,359
Shares outstanding	14,739,279
Net asset value per share	$9.36
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Multi-Asset Income Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,931,764
Dividends — affiliated issuers	160,811
Interest	7,465,564
Foreign taxes withheld	(5,368)
Total income	9,552,771
Expenses:
Management services fees	913,614
Distribution and/or service fees
Class A	4,997
Class C	11,169
Class T	15
Transfer agent fees
Class A	2,725
Advisor Class	788
Class C	1,514
Institutional Class	2,641
Institutional 2 Class	31
Institutional 3 Class	9,785
Class T	9
Compensation of board members	15,072
Custodian fees	63,759
Printing and postage fees	10,595
Registration fees	89,308
Audit fees	52,812
Legal fees	3,066
Compensation of chief compliance officer	54
Other	13,619
Total expenses	1,195,573
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(413,261)
Total net expenses	782,312
Net investment income	8,770,459
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,976,078)
Investments — affiliated issuers	(790)
Foreign currency translations	336
Forward foreign currency exchange contracts	23,102
Futures contracts	(2,040,285)
Swap contracts	1,709
Net realized loss	(6,992,006)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,806,046
Investments — affiliated issuers	81
Foreign currency translations	(187)
Forward foreign currency exchange contracts	(6,270)
Futures contracts	1,687,681
Swap contracts	59,166
Net change in unrealized appreciation (depreciation)	5,546,517
Net realized and unrealized loss	(1,445,489)
Net increase in net assets resulting from operations	$7,324,970
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	33

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$8,770,459	$7,714,706
Net realized gain (loss)	(6,992,006)	97,829
Net change in unrealized appreciation (depreciation)	5,546,517	(4,366,020)
Net increase in net assets resulting from operations	7,324,970	3,446,515
Distributions to shareholders
Net investment income and net realized gains
Class A	(130,571)
Advisor Class	(38,945)
Class C	(64,441)
Institutional Class	(135,296)
Institutional 2 Class	(2,868)
Institutional 3 Class	(9,291,228)
Class T	(443)
Net investment income
Class A		(57,443)
Advisor Class		(14,947)
Class C		(37,663)
Institutional Class		(72,821)
Institutional 2 Class		(600)
Institutional 3 Class		(6,637,057)
Class T		(463)
Total distributions to shareholders (Note 2)	(9,663,792)	(6,820,994)
Increase in net assets from capital stock activity	13,771,117	8,077,665
Total increase in net assets	11,432,295	4,703,186
Net assets at beginning of year	135,291,826	130,588,640
Net assets at end of year	$146,724,121	$135,291,826
Undistributed net investment income	$605,861	$1,666,790
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Multi-Asset Income Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	204,949	1,900,073	80,602	790,736
Distributions reinvested	13,771	128,179	5,813	56,747
Redemptions	(33,159)	(305,020)	(21,968)	(216,153)
Net increase	185,561	1,723,232	64,447	631,330
Advisor Class
Subscriptions	51,608	487,407	26,344	258,014
Distributions reinvested	4,109	38,299	1,481	14,459
Redemptions	(15,425)	(142,919)	(6,256)	(60,557)
Net increase	40,292	382,787	21,569	211,916
Class C
Subscriptions	60,580	569,057	55,099	538,383
Distributions reinvested	6,725	62,735	3,741	36,547
Redemptions	(61,755)	(571,400)	(20,395)	(199,398)
Net increase	5,550	60,392	38,445	375,532
Institutional Class
Subscriptions	238,385	2,216,780	24,168	235,373
Distributions reinvested	13,509	126,123	6,893	67,322
Redemptions	(7,640)	(70,785)	(7,872)	(77,162)
Net increase	244,254	2,272,118	23,189	225,533
Institutional 2 Class
Subscriptions	9,310	85,960	—	—
Distributions reinvested	240	2,219	11	109
Redemptions	(4,135)	(37,236)	(330)	(3,304)
Net increase (decrease)	5,415	50,943	(319)	(3,195)
Institutional 3 Class
Distributions reinvested	995,478	9,290,578	680,793	6,636,549
Net increase	995,478	9,290,578	680,793	6,636,549
Class T
Redemptions	(1,000)	(8,933)	—	—
Net decrease	(1,000)	(8,933)	—	—
Total net increase	1,475,550	13,771,117	828,124	8,077,665
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$9.54	0.57	(0.11)	0.46	(0.62)	(0.62)
Year Ended 4/30/2018	$9.78	0.53	(0.31)	0.22	(0.46)	(0.46)
Year Ended 4/30/2017	$9.43	0.56	0.26	0.82	(0.47)	(0.47)
Year Ended 4/30/2016	$10.05	0.57	(0.65)	(0.08)	(0.54)	(0.54)
Year Ended 4/30/2015(c)	$10.00	0.03	0.04	0.07	(0.02)	(0.02)
Advisor Class
Year Ended 4/30/2019	$9.54	0.59	(0.10)	0.49	(0.65)	(0.65)
Year Ended 4/30/2018	$9.78	0.56	(0.31)	0.25	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.61	0.23	0.84	(0.49)	(0.49)
Year Ended 4/30/2016	$10.05	0.56	(0.62)	(0.06)	(0.56)	(0.56)
Year Ended 4/30/2015(e)	$10.00	0.03	0.04	0.07	(0.02)	(0.02)
Class C
Year Ended 4/30/2019	$9.54	0.49	(0.10)	0.39	(0.55)	(0.55)
Year Ended 4/30/2018	$9.78	0.46	(0.31)	0.15	(0.39)	(0.39)
Year Ended 4/30/2017	$9.43	0.49	0.26	0.75	(0.40)	(0.40)
Year Ended 4/30/2016	$10.05	0.48	(0.63)	(0.15)	(0.47)	(0.47)
Year Ended 4/30/2015(f)	$10.00	0.02	0.04	0.06	(0.01)	(0.01)
Institutional Class
Year Ended 4/30/2019	$9.55	0.60	(0.12)	0.48	(0.65)	(0.65)
Year Ended 4/30/2018	$9.79	0.55	(0.30)	0.25	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.59	0.26	0.85	(0.49)	(0.49)
Year Ended 4/30/2016	$10.06	0.56	(0.63)	(0.07)	(0.56)	(0.56)
Year Ended 4/30/2015(g)	$10.00	0.03	0.05	0.08	(0.02)	(0.02)
Institutional 2 Class
Year Ended 4/30/2019	$9.55	0.61	(0.13)	0.48	(0.65)	(0.65)
Year Ended 4/30/2018	$9.78	0.55	(0.29)	0.26	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.57	0.28	0.85	(0.50)	(0.50)
Year Ended 4/30/2016	$10.05	0.57	(0.63)	(0.06)	(0.56)	(0.56)
Year Ended 4/30/2015(h)	$10.00	0.03	0.04	0.07	(0.02)	(0.02)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Multi-Asset Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$9.38	5.06%	1.23%	0.91%	6.17%	60%	$3,111
Year Ended 4/30/2018	$9.54	2.27%	1.24%	0.93%	5.41%	76%	$1,395
Year Ended 4/30/2017	$9.78	8.88%	1.27%	0.94%	5.83%	69%	$800
Year Ended 4/30/2016	$9.43	(0.62%)	1.34%	0.91%	6.15%	70%	$138
Year Ended 4/30/2015(c)	$10.05	0.69%	1.24% (d)	0.75% (d)	2.70% (d)	30%	$10
Advisor Class
Year Ended 4/30/2019	$9.38	5.33%	0.98%	0.66%	6.37%	60%	$733
Year Ended 4/30/2018	$9.54	2.53%	0.99%	0.68%	5.74%	76%	$362
Year Ended 4/30/2017	$9.78	9.17%	1.05%	0.69%	6.57%	69%	$160
Year Ended 4/30/2016	$9.43	(0.36%)	1.10%	0.64%	5.99%	70%	$9
Year Ended 4/30/2015(e)	$10.05	0.71%	0.99% (d)	0.50% (d)	3.00% (d)	30%	$10
Class C
Year Ended 4/30/2019	$9.38	4.28%	1.98%	1.66%	5.29%	60%	$1,053
Year Ended 4/30/2018	$9.54	1.51%	1.99%	1.68%	4.63%	76%	$1,019
Year Ended 4/30/2017	$9.78	8.07%	2.02%	1.69%	5.10%	69%	$668
Year Ended 4/30/2016	$9.43	(1.37%)	2.12%	1.65%	5.24%	70%	$101
Year Ended 4/30/2015(f)	$10.05	0.61%	1.99% (d)	1.50% (d)	2.00% (d)	30%	$10
Institutional Class
Year Ended 4/30/2019	$9.38	5.21%	0.98%	0.66%	6.43%	60%	$3,834
Year Ended 4/30/2018	$9.55	2.53%	0.99%	0.68%	5.63%	76%	$1,571
Year Ended 4/30/2017	$9.79	9.27%	1.03%	0.69%	6.24%	69%	$1,383
Year Ended 4/30/2016	$9.43	(0.47%)	1.11%	0.65%	5.99%	70%	$313
Year Ended 4/30/2015(g)	$10.06	0.82%	0.99% (d)	0.50% (d)	3.61% (d)	30%	$315
Institutional 2 Class
Year Ended 4/30/2019	$9.38	5.26%	0.91%	0.60%	6.59%	60%	$60
Year Ended 4/30/2018	$9.55	2.68%	0.93%	0.64%	5.60%	76%	$10
Year Ended 4/30/2017	$9.78	9.22%	0.93%	0.64%	5.99%	69%	$13
Year Ended 4/30/2016	$9.43	(0.34%)	1.06%	0.60%	6.03%	70%	$9
Year Ended 4/30/2015(h)	$10.05	0.73%	0.97% (d)	0.47% (d)	3.02% (d)	30%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$9.53	0.59	(0.10)	0.49	(0.66)	(0.66)
Year Ended 4/30/2018	$9.76	0.56	(0.29)	0.27	(0.50)	(0.50)
Year Ended 4/30/2017(i)	$9.78	0.11	(0.05) (j)	0.06	(0.08)	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Advisor Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(f)	Class C shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(g)	Institutional Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(h)	Institutional 2 Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Multi-Asset Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$9.36	5.33%	0.85%	0.55%	6.35%	60%	$137,933
Year Ended 4/30/2018	$9.53	2.73%	0.87%	0.58%	5.70%	76%	$130,926
Year Ended 4/30/2017(i)	$9.76	0.66%	0.93% (d)	0.60% (d)	7.22% (d)	69%	$127,555
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2019	39

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Multi-Asset Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
40	Columbia Multi-Asset Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Multi-Asset Income Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
April 30, 2019
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
42	Columbia Multi-Asset Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
Columbia Multi-Asset Income Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
April 30, 2019
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
44	Columbia Multi-Asset Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	595,729*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	284,509*
Total		880,238

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,709	1,709
Equity risk	—	(1,840,242)	—	(1,840,242)
Foreign exchange risk	23,102	—	—	23,102
Interest rate risk	—	(200,043)	—	(200,043)
Total	23,102	(2,040,285)	1,709	(2,015,474)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	59,166	59,166
Equity risk	—	1,369,082	—	1,369,082
Foreign exchange risk	(6,270)	—	—	(6,270)
Interest rate risk	—	318,599	—	318,599
Total	(6,270)	1,687,681	59,166	1,740,577
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	29,082,022
Credit default swap contracts — buy protection	7,082,250

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	2,126	(174)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2019.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2019.
Columbia Multi-Asset Income Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
April 30, 2019
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive
46	Columbia Multi-Asset Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Multi-Asset Income Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
April 30, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
48	Columbia Multi-Asset Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.51% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.66% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of April 30, 2019, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Multi-Asset Income Fund | Annual Report 2019	49

Notes to Financial Statements  (continued)
April 30, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.09 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	32,184
Class C	58
50	Columbia Multi-Asset Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.99%	0.99%
Advisor Class	0.74	0.74
Class C	1.74	1.74
Institutional Class	0.74	0.74
Institutional 2 Class	0.68	0.71
Institutional 3 Class	0.62	0.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions, investments in partnerships and amortization/accretion on certain convertible securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(167,596)	877,929	(710,333)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019			Year Ended April 30, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,663,792	—	9,663,792	6,820,994	—	6,820,994
Columbia Multi-Asset Income Fund | Annual Report 2019	51

Notes to Financial Statements  (continued)
April 30, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
615,098	—	(9,030,199)	1,345,109
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
144,772,214	4,611,983	(3,266,874)	1,345,109
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
9,030,199	—	9,030,199	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $88,581,820 and $78,677,660, respectively, for the year ended April 30, 2019, of which $279,529 and $161,791, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
52	Columbia Multi-Asset Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Columbia Multi-Asset Income Fund | Annual Report 2019	53

Notes to Financial Statements  (continued)
April 30, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2019, affiliated shareholders of record owned 94.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
54	Columbia Multi-Asset Income Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Multi-Asset Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Multi-Asset Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Multi-Asset Income Fund | Annual Report 2019	55

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction
4.21%	3.51%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
56	Columbia Multi-Asset Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Multi-Asset Income Fund | Annual Report 2019	57

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	M Fund, Inc. (M Funds mutual fund family)
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
58	Columbia Multi-Asset Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments from 2004 to 2010; Senior Partner, McKinsey & Company from 2001 to 2004	69	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Multi-Asset Income Fund | Annual Report 2019	59

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
60	Columbia Multi-Asset Income Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Multi-Asset Income Fund | Annual Report 2019	61

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Columbia Multi-Asset Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN261_04_J01_(06/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$286,500	$267,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$0	$6,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. Fiscal year 2018 also includes agreed-upon procedures related to issuance of consents and review of Form N-1A.

During the fiscal years ended April 30, 2019 and April 30, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$53,200	$54,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2019 and April 30, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$242,500	$242,500

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$295,700	$303,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date June 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date June 21, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date June 21, 2019